As filed with the Securities and Exchange Commission on July 6, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Core Plus Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Municipal Intermediate Bond Fund

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Semi-Annual Report

April 30, 2018

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Core Plus Fund	4
Emerging Markets Debt Fund	6
Floating Rate Income Fund	9
High Income Bond Fund	11
Municipal High Income Fund	13
Municipal Intermediate Bond Fund	15
New York Municipal Income Fund	17
Short Duration Bond Fund	19
Short Duration High Income Fund	21
Strategic Income Fund	23
Unconstrained Bond Fund	25
FUND EXPENSE INFORMATION	32

SCHEDULE OF INVESTMENTS

Core Bond Fund	35
Core Plus Fund	45
Emerging Markets Debt Fund	54
Positions by Industry	71
Floating Rate Income Fund	85
High Income Bond Fund	100
Municipal High Income Fund	116
Municipal Intermediate Bond Fund	124
New York Municipal Income Fund	133
Short Duration Bond Fund	136
Short Duration High Income Fund	142

Strategic Income Fund	154
Unconstrained Bond Fund	201
FINANCIAL STATEMENTS	220

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	268
Core Plus Fund	270
Emerging Markets Debt Fund	270
Floating Rate Income Fund	272
High Income Bond Fund	274
Municipal High Income Fund	276
Municipal Intermediate Bond Fund	278
New York Municipal Income Fund	280
Short Duration Bond Fund	280
Short Duration High Income Fund	282
Strategic Income Fund	284
Unconstrained Bond Fund	286
Directory	292
Proxy Voting Policies and Procedures	293
Quarterly Portfolio Schedule	293
Neuberger Berman Core Plus Fund: Initial Consideration of the Management Agreement	293

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds for the six month period ending April 30, 2018.

The U.S. economy continued to expand during the reporting period. However, two countervailing forces—an expansionary stimulus from tax reform and a contractionary impulse from tighter monetary policy—may determine how much longer the current expansion can persist. Regardless, given continued improvements in the labor market and an uptick in inflation, the U.S. Federal Reserve (Fed) raised interest rates twice during the period and started to reduce its balance sheet in a measured fashion. Elsewhere, growth outside the U.S. remained intact and inflation was relatively tame. Against this backdrop, central banks in developed countries outside the U.S. largely maintained their accommodative monetary policies. However, the European Central Bank, among others, indicated they may begin reducing policy accommodation later this year or in 2019.

The U.S. government bond market generated weak results during the reporting period. Rates rose following the December 2017 passage of tax reform, given expectations for accelerating growth and inflation. After trading in a fairly narrow range in late 2017, yields spiked higher to begin 2018 in light of concerns that the Fed may hike rates more aggressively than previous anticipated.

All told, the Bloomberg Barclays U.S. Aggregate Bond Index returned -1.87% for the six months ended April 30, 2018. Most other fixed income subsectors also produced negative absolute returns during the period, including investment grade and high yield corporate credit, certain emerging market debt segments and many securitized sectors. One notable exception was banks loans, as the S&P/LSTA Leveraged Loan Index gained 2.39% for the six month period.

Looking ahead, we believe a structural shift to higher interest rates and an uptick in inflation may be occurring. Whether now or in the future, we believe that global central banks are more likely to hike rates, curtail asset purchases and shrink balance sheets—an important reversal from years of highly accommodative policy to which markets have grown accustomed. Should inflation expectations increase, we believe that market volatility is likely to remain elevated relative to its record-low recent history, moving into a higher range through the end of the business cycle, possibly occurring sometime in 2019 or 2020,. Also in our view, tighter monetary policy and shifting inflation dynamics seem highly likely to foster a significant departure from the benign, range-bound interest rate environment that has dominated worldwide over the past several years.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class generated a -1.65% total return for the six months ended April 30, 2018, but outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a -1.87% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Most subsectors of the fixed income market struggled over the six months ended April 30, 2018, primarily due to U.S. Treasury yields moving higher, but also because of weaker credit markets in the latter half of the reporting period. The sell-off in government bonds was driven by a number of factors, including two rate hikes by the U.S. Federal Reserve (Fed) and their shift to balance sheet shrinkage, as well as expectations for improving growth and for a potential uptick in inflation following the tax reform bill in December 2017. Overseas, the European Central Bank left policy rates unchanged, although we believe it could curtail or end asset purchases later in the year. Elsewhere, in November 2017, the Bank of England raised rates—the first such occurrence since July 2007. Higher government bond yields and the removal of monetary policy accommodation ultimately fueled broader market volatility, also impacting corporate credit and emerging markets debt.

The Fund's underweight duration positioning was additive to performance during the reporting period, as yields moved higher. An allocation to U.S. Treasury Inflation-Protected Securities (TIPS) was beneficial as anticipation of inflation moved up following tax reform. Security selection within investment grade corporates was additive as well. The Fund's allocation to non-agency mortgage-backed securities (MBS) contributed to performance, as did exposures to commercial MBS. On the other hand, the Fund's non-benchmark exposure to German government bonds detracted from results since bunds did not sell off to the same degree as U.S. Treasuries. Finally, an exposure to emerging market currencies was a headwind for performance.

The Fund's use of futures contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. We reduced the duration of the Fund, reflecting an expectation for higher government bond yields. On the other hand, we increased the Fund's allocation to U.S. TIPS as we anticipate inflation expectations will accelerate. We initiated positions in Italian, Spanish and Australian government bonds. We also added to some existing exposures in asset-backed securities, while reducing corporate credit given less compelling valuations in our view.

Looking ahead, with the market anticipating that improved economic growth will persist over the near term as policymakers introduce pro-cyclical fiscal stimulus—even as central banks continue to pull back extraordinary support, we believe investors are focused on the potential for rising rates and the implications this may have for fixed income portfolios going forward. In fact, we believe a structural shift toward higher rates already has begun. We believe the ongoing transition to more normal levels of inflation and interest rates will likely reawaken long-dormant volatility, both within markets and in correlations across asset classes, with significant implications for fixed income investments. Nevertheless, it is important to remember that higher rates in conjunction with Fed rate increases are a necessary part of a return to a more normal, post-quantitative easing investment environment.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON*, NATHAN KUSH, THOMAS J. MARTHALER AND BRAD C. TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Andrew A. Johnson recently announced that he intends to retire on or about December 31, 2018. Thanos Bardas, David M. Brown, CFA, Thomas J. Marthaler, CFA, and Brad C. Tank will continue to manage Neuberger Berman Core Bond Fund. Nathan Kush became Co-Portfolio Manager of the Fund effective December 7, 2017.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	11.6%
Corporate Bonds	24.3
Developed Markets Ex- U.S.	0.5
Foreign Government Securities	4.1
Mortgage-Backed Securities	34.1
U.S. Government Agency Securities	0.9
U.S. Treasury Obligations	32.0
Short-Term Investments	0.4
Liabilities Less Other Assets	(7.9)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	-1.75%	-0.60%	1.01%	3.90%	4.60%
Institutional Class[3]	10/01/1995	-1.65%	-0.19%	1.42%	4.32%	5.01%
Class A4	12/20/2007	-1.76%	-0.51%	1.01%	3.89%	4.81%
Class C4	12/20/2007	-2.12%	-1.34%	0.26%	3.12%	4.45%
With Sales Charge
Class A4		-5.96%	-4.77%	0.13%	3.43%	4.60%
Class C4		-3.09%	-2.31%	0.26%	3.12%	4.45%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		-1.87%	-0.32%	1.47%	3.57%	5.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 2.79%, 3.19%, 2.79% and 2.04% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.50%, 3.08%, 2.70% and 1.95% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.13%, 0.55%, 0.93% and 1.68% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 0.46%, 0.86% and 1.61% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Plus Fund Commentary

Neuberger Berman Core Plus Fund Institutional Class generated a -2.13% total return for the six months ended April 30, 2018 and underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a -1.87% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Most subsectors of the fixed income market struggled over the six months ended April 30, 2018, primarily due to U.S. Treasury yields moving higher, but also because of weaker credit markets in the latter half of the reporting period. The sell-off in government bonds was driven by a number of factors, including two rate hikes by the U.S. Federal Reserve (Fed) and their shift to balance sheet shrinkage, as well as expectations for improving growth and for a potential uptick in inflation following the tax reform bill in December 2017. Overseas, the European Central Bank left policy rates unchanged, although we believe it could curtail or end asset purchases later in the year. Elsewhere, in November 2017 the Bank of England raised rates—the first such occurrence since July 2007. Higher government bond yields and the removal of monetary policy accommodation ultimately fueled broader market volatility, also impacting corporate credit and emerging markets debt.

During the earlier portion of the reporting period, the Fund's overweight duration positioning at that time detracted from performance as yields moved higher. Additionally, the Fund was positioned for a steeper yield curve, but the yield curve flattened, which hurt performance. On the upside, the Fund's allocation to U.S. Treasury Inflation-Protected Securities (TIPS) was beneficial as anticipation of inflation moved up following tax reform. Security selection within investment grade corporate bonds contributed to results, as did an allocation to high yield corporates. An allocation to credit risk transfer securities was additive as mortgage credit fundamentals remained strong, as did investor demand for the subsector.

The Fund's aggregate use of futures and swaps contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. We reduced the duration of the Fund, moving from overweight to underweight, and decreased the allocation to nominal Treasuries, reflecting an anticipation for higher government bond yields. On the other hand, we increased the allocation to U.S. TIPS as we anticipate inflation expectations to accelerate. We initiated positions in both Italian and Spanish government bonds as well as European corporate hybrids. We added to existing exposures in hard currency emerging market debt, credit risk transfer securities, non-agency mortgage-backed securities (MBS) and commercial MBS given attractive valuations and fundamentals relative to corporate credit in our view.

Looking ahead, with the market anticipating that improved economic growth will persist over the near term as policymakers introduce pro-cyclical fiscal stimulus—even as central banks continue to pull back extraordinary support, we believe investors are focused on the potential for rising rates and the implications this may have for fixed income portfolios going forward. In fact, we believe a structural shift toward higher rates already has begun. In our opinion, the ongoing transition to more normal levels of inflation and interest rates will likely reawaken long-dormant volatility, both within markets and in correlations across asset classes, with significant implications for fixed income investments. Nevertheless, it is important to remember that higher rates in conjunction with Fed rate increases are a necessary part of a return to a more normal, post-quantitative easing investment environment.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, ANDREW A. JOHNSON*, NATHAN KUSH,
THOMAS J. MARTHALER AND BRAD C. TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Andrew A. Johnson recently announced that he intends to retire on or about December 31, 2018. Thanos Bardas, Ashok Bhatia, David M. Brown, Nathan Kush, Thomas J. Marthaler and Brad C. Tank will continue to manage Neuberger Berman Core Plus Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Plus Fund

TICKER SYMBOLS

Institutional Class	NCPIX
Class A	NCPAX
Class C	NCPCX
Class R6	NCPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	8.3%
Corporate Bonds	34.7
Foreign Government Securities	15.7
Mortgage-Backed Securities	43.2
U.S. Treasury Obligations	14.7
Short-Term Investments	3.0
Liabilities Less Other Assets	(19.6)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception Date	Six Month Period Ended 04/30/2018	Cumulative Total Return Ended 04/30/2018 Life of Fund
At NAV
Institutional Class	07/18/2017	-2.13%	-1.51%
Class A	07/18/2017	-2.21%	-1.69%
Class C	07/18/2017	-2.57%	-2.27%
Class R6	07/18/2017	-2.09%	-1.46%
With Sales Charge
Class A		-6.34%	-5.84%
Class C		-3.53%	-3.23%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		-1.87%	-1.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 3.46%, 3.09%, 2.34% and 3.53% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.56%, 2.15%, 1.41% and 2.63% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for the fiscal period ended 2017 are 3.42%, 3.89%, 4.59% and 3.36% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the fiscal period ended 2017 are 0.45%, 0.83%, 1.57% and 0.39% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal period ended 2017 have been restated to reflect actual expenses excluding organization expenses incurred during that period. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund Commentary

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 2.41% total return for the six months ended April 30, 2018 and outperformed its benchmark, a blend consisting of 25% J.P. Morgan Emerging Markets Bond Index-Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index-Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (the Index), which delivered a 1.50% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

In the trailing six months, emerging markets (EM) debt witnessed mixed returns. The hard currency sovereign debt index (J.P. Morgan Emerging Markets Bond Index-Global Diversified) delivered a -2.41% return, the corporate debt (J.P. Morgan Corporate Emerging Markets Bond Index-Diversified) delivered a -1.76% return, and the local currency index (J.P. Morgan Government Bond Index-Emerging Markets Global Diversified) returned 5.15%.

Investor sentiment towards EM remained upbeat as 2017 came to a close with the improving macro backdrop in the emerging world encouraging steady inflows into the asset class throughout the year, and helped by a weaker U.S. dollar. A supportive commodity price environment was positive for EM as well. However, sentiment towards EM deteriorated beginning in February, given the continued rhetoric between the U.S. and China on tariffs, increased sanctions from the U.S. against Russian companies and oligarchs, and rising geopolitical tensions in the Middle East related to Syria and the Iran nuclear deal. In addition, a continued surge in U.S. interest rates weighed on EM bonds. U.S. 10-year Treasury yields breached 3% for the first time in more than four years as U.S. GDP growth beat expectations in first quarter and the U.S. Federal Reserve's minutes signaled higher confidence in reaching the inflation target.

Most of the positive Fund performance came from the bottom-up security selection across the underlying sleeves in the portfolio, while the allocation to local currency as well as tactical asset allocation also added to performance. We started the period with an overweight in local currency versus hard currency. Within hard currency, we were also overweight sovereigns versus corporates. We maintained this positioning throughout the period.

In hard currency, the significant contributors to performance were security selection in Venezuela, Argentina, and Indonesia, and overweight positions in frontier markets. The overweight exposures to Venezuela and Argentina were a slight drag on the portfolio. In the corporate space country allocation in Brazil and Israel was positive, while security selection in Brazil also drove relative performance. By sector, security selection in the metals & mining, consumer, and real estate sectors was additive to performance. In local currency, local rates positioning drove outperformance. Key contributors were Central and Eastern Europe, Middle East, Africa (CEEMEA) positions in the Czech Republic and South Africa, Latin America, and frontier exposure in Egypt and Sri Lanka. This was offset by exposure in Mexico. The contribution from foreign currency (FX) was also positive during the period, driven primarily by the overweights in the Polish zloty and Russian ruble and most Latin American currencies. Exposure to Turkey detracted from the EM foreign currencies (EMFX) returns.

Over the trailing six months, there were a number of changes across the portfolio. Within hard currency sovereigns, we moved to an overweight exposure to South Africa following the leadership change in the ruling party, the African National Congress. We trimmed exposure to Indonesia, as its attractive valuations, strong debt metrics, favorable supply dynamics, improved administrative efficiency, and a potential sovereign rating upgrade support our thesis to remain overweight but valuations have become less attractive. We moved from an overweight to underweight in Brazil as we believe further fiscal reform is needed. Brazil also faces uncertainty ahead of the election cycle, where no single party has come to the forefront.

In corporate positioning, we shifted the portfolio to take advantage of strong new issuance volumes in the period. We added to our current exposure in Mexico and Hong Kong. We reduced exposure in Brazil, Chile, and Peru. By sector, we increased exposure to oil & gas names as oil prices strengthened. We also increased exposure to telecommunications, media and technology and real estate sectors while trimming the pulp & paper and industrials sectors.

On the local currency side, we maintained the long exposure to currencies and duration overweight in rates. On the rates side we maintained duration overweights in high yielders including Brazil, Mexico, South Africa and Russia. We were active in EMFX markets throughout the period, ending with overweight exposures in the Czech koruna and Hungarian forint in CEEMEA, the Colombian peso and Peruvian sol in Latin America, and the Thai baht in Asia. We have underweights in the Russian ruble and Filipino peso.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed to performance during the reporting period.

Whilst global market conditions for EM bonds have been clouding the outlook for the asset class lately, the underlying macro backdrop continues to show strength. Indicators of EM consumer demand and manufacturing have stabilized at high levels and still have room to benefit from drivers such as higher commodity prices and exports, stronger FX reserves, and improving local liquidity. Current accounts remain fairly balanced in aggregate, supporting emerging currencies. With respect to "trade war" concerns, we think that the rhetoric will again prove louder than the actions on the part of the U.S. administration. And with President Xi's indirect response announcing an accelerated opening up of the Chinese economy, the likelihood of a negotiated outcome has risen and our base case remains that an actual trade war will ultimately be averted.

Inflation is at historically low levels in several EM countries, particularly in some of the higher yielding countries such as Brazil and Russia, but as output gaps are closing in parts of Asia and Eastern Europe we anticipate pressures on those rates markets in the coming period. As for valuations, real yields are still high in local bond markets on average, though with marked differences within the universe, providing alpha opportunities, whilst EM currencies are undervalued on aggregate in our view relative to their improved fundamentals. Within hard currency, we believe current spread levels on EM sovereigns and corporates are close to fair value in absolute terms, but remain attractive on a relative basis to similarly rated developed market bonds.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	2.41%	6.54%	3.19%
Class A	09/27/2013	2.22%	6.03%	2.79%
Class C	09/27/2013	1.85%	5.24%	2.02%
With Sales Charge
Class A		-2.12%	1.47%	1.83%
Class C		0.85%	4.24%	2.02%
Index
Blended Benchmark*[1,14]		1.50%	4.86%	2.90%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 5.30%, 4.92% and 4.15% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.95%, 4.56% and 3.80% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.04%, 1.44% and 2.14% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 1.87% total return for the six months ended April 30, 2018 and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which provided a 2.39% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market posted positive results during the reporting period. The U.S. economy has continued to show signs of strong growth; revenue earnings and cash flow metrics have continued to improve, and we believe that U.S. corporate tax reform should provide a modest benefit to most companies in which the Fund is invested. The U.S. Federal Reserve raised rates as anticipated in December 2017 and March 2018, with the market pricing in just under two more rate hikes between now and the end of 2018. For the six months ended April 30, 2018, securities rated B in the Index returned 2.47%, whereas BB rated and CCC rated securities returned 2.13% and 3.84%, respectively.

The Fund tactically adjusted its position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio in these securities, usually fixed-rate senior bonds. Relative value between floating rate loans and bonds fluctuated during the reporting period, given the increase in volatility. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 8% of net assets.

In terms of the Fund's quality biases, an underweight to issues rated CCC and security selection within issues rated BB detracted from performance. Conversely, security selection of securities rated B contributed to performance.

From a sector perspective, security selection within telecommunications, drugs and steel detracted the most from performance during the reporting period. In contrast, security selection within food & drug retailers, electronics and food products were the largest contributors to performance.

Looking ahead, we believe defaults among non-investment grade issuers should remain below historical averages. In our view, the credit quality of the bank loan market remains stable, as revenue and earnings growth have improved as leverage has plateaued. In addition, refinancing activity has significantly reduced the amount of bonds maturing in the near term. We believe that the market's performance may be susceptible to a variety of factors, however, including uncertainty around trade policy, the shifting regulatory environment and potential changes to leveraged-lending guidelines. Meanwhile, we believe that technology-driven disruption remains a key risk to certain industries. Market technicals in U.S. bank loans have been balanced, with retail outflows offset by lower new issuance and continued demand from non-U.S. investors. Market volatility has picked up, we believe largely driven by expectations of higher inflation and interest rates and possible changes in the regulatory environment. We believe that constructive fundamentals and positive U.S. GDP growth are offset by an increase in market volatility, and thus, in our opinion, the situation could lead to spreads remaining range-bound.

Sincerely,

THOMAS P. O'REILLY, JOSEPH P. LYNCH, STEPHEN J. CASEY AND DANIEL DOYLE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
One to less than Five Years	26.8%
Five to less than Ten Years	71.3
Ten Years or Greater	1.9
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	1.87%	3.83%	3.05%	4.43%
Class A	12/29/2009	1.68%	3.45%	2.67%	4.04%
Class C5	12/30/2009	1.30%	2.68%	1.91%	3.28%
With Sales Charge
Class A		-2.63%	-0.94%	1.78%	3.50%
Class C5		0.31%	1.68%	1.91%	3.28%
Index
S&P/LSTA Leveraged Loan Index[1,14]		2.39%	4.41%	3.86%	5.21%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 4.26%, 3.89% and 3.14% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.10%, 3.72% and 2.98% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.84%, 1.23% and 1.97% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.72%, 1.09% and 1.84% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a -0.96% total return for the six months ended April 30, 2018 and underperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index (the Index), which provided a -0.23% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, was down slightly during the reporting period. The market edged higher over the first half of the period, as corporate earnings generally exceeded forecasts and there was optimism that the December 2017 tax reform bill would lead to accelerating growth. However, those gains were given back in February and March 2018, partially driven by fears that the U.S. Federal Reserve would take a more aggressive approach to raising interest rates, escalating trade war rhetoric, and issues in the technology sector. Within the benchmark, securities rated CCC and lower (relatively lower rating) and securities rated BB (a higher rating) returned 2.13% and -1.43%, respectively*.

From a sector perspective, security selection within telecommunications, an underweight to energy and security selection within health care detracted the most from performance. In contrast, security selection within banking and technology & electronics, as well as an underweight to automotive & auto parts, contributed the most to results.

In terms of the Fund's quality biases, security selection within BB contributed to performance; while security selection within B rated securities and our underweight to securities rated CCC were negative for performance.

We made several adjustments to the portfolio during the reporting period. The Fund's allocations to securities rated BBB, B and CCC were reduced. We increased our allocation to bonds rated BB, increasing our overweight to slightly above 7% from around 3% over the reporting period. From a sector perspective, the Fund increased its allocations to media—broadcasting & diversified and real estate & homebuilders securities, while reducing its telecommunications and health care exposure.

The business cycle, while mature, appears to us to still have life in it, buoying issuer fundamentals. In the meantime, we believe defaults among non-investment grade issuers should remain below historical averages. We believe the credit quality of the high yield market remains stable, as revenue and earnings growth have improved as leverage has plateaued. In addition, refinancing activity has significantly reduced the amount of bonds maturing in the near term. We believe that the market's performance may be susceptible to a variety of factors, however, including uncertainty around trade policy, the shifting regulatory environment, and potential changes to leveraged-lending guidelines. Meanwhile, technology-driven disruption remains a key risk to certain industries. It appears to us that market technicals in U.S. high yield have been balanced, with retail outflows offset by lower new issuance and continued demand from non-U.S. investors. Market volatility has finally picked up, largely driven by expectations of higher inflation and interest rates and possible changes in the regulatory environment. We believe that constructive fundamentals and positive U.S. GDP growth are offset by an increase in market volatility, and thus should lead to spreads remaining range-bound.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

*  The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BBand CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by ICE BofAML.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

High Income Bond Fund

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	4.8%
One to less than Five Years	36.0
Five to less than Ten Years	52.7
Ten Years or Greater	6.5
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	-0.96%	1.44%	3.35%	7.25%	7.39%
Institutional Class[8]	05/27/2009	-0.87%	1.60%	3.47%	7.41%	7.45%
Class A8	05/27/2009	-1.09%	1.24%	3.08%	7.01%	7.30%
Class C8	05/27/2009	-1.54%	0.47%	2.32%	6.32%	7.03%
Class R3[8]	05/27/2009	-1.20%	1.04%	2.83%	6.79%	7.21%
Class R6[8]	03/15/2013	-0.96%	1.66%	3.57%	7.35%	7.43%
With Sales Charge
Class A8		-5.29%	-3.05%	2.19%	6.55%	7.12%
Class C8		-2.50%	-0.50%	2.32%	6.32%	7.03%
Index
ICE BofAML U.S. High Yield Constrained Index^[1,14]		-0.23%	3.22%	4.77%	7.83%	N/A

^  Effective October 20, 2017, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index changed its name to the ICE BofAML U.S. High Yield Constrained Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 5.13%, 5.39%, 4.84%, 4.16%, 4.63% and 5.35% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent expense reimbursement and/or fee waiver, the 30-day SEC yield would have been 4.70% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.85%, 0.71%, 1.14%, 1.82%,1.37% and 0.62% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.13% for Class A shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund Commentary

Neuberger Berman Municipal High Income Fund Institutional Class generated a 0.80% total return for the six months ended April 30, 2018 and outperformed its benchmark, a custom blend consisting of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (the Index), which provided a 0.27% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While it produced a negative total return, the municipal bond market outperformed the taxable bond market on a relative basis during the reporting period. Municipal securities were supported by overall positive fundamentals, as well as solid investor demand at times. However, this was not enough to overcome the negative impact from rising U.S. Treasury yields. Short-term yields moved higher as the U.S. Federal Reserve (Fed) raised interest rates twice over the period and continued reducing its balance sheet. Meanwhile, longer-term Treasury yields moved higher given expectations of improving growth following the passage of the tax reform bill and, more recently, concerns that the Fed may take a more aggressive approach in terms of future rate hikes. All told, the Bloomberg Barclays Municipal Bond Index returned -0.97% for the six months ended April 30, 2018, whereas the overall taxable investment grade bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -1.87%.

The Fund's credit biases were beneficial for results during the reporting period. In particular, having an overweight to securities rated below investment grade was additive to returns as they outperformed their higher rated counterparts. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds. In addition, an overweight and security selection of tobacco securitization bonds contributed to performance.

On the downside, yield curve positioning detracted from results. The Fund benefited from its overweight to the 10-year portion of the curve. However, this was more than offset by having an underweight to the 30-year portion of the curve, as the yield curve flattened over the period. Elsewhere, having no allocation to securities issued by Puerto Rico was a headwind for results as they rallied over the first four months of 2018.

There were no significant changes to the portfolio during the reporting period.

Looking ahead, we believe investors are rightly focused on the potential for rising rates—both inflation and interest—and the implications this may have for fixed income portfolios going forward. Specific to the municipal bond market, we believe that technicals continue to look promising for 2018, and that reduced new issue supply should help maintain a firm bid for municipal products. At this time, we also believe that the modest reduction in top marginal tax brackets should have little impact on demand from most individual investors in the tax-exempt market. That said, we have seen a reduction in demand from U.S. banks and property & casualty insurance companies as some of these institutions process the impact of the cut in the corporate tax rate to 21%. Elsewhere, we continue to track the progress on the Trump administration's infrastructure spending proposals. We believe that there are significant challenges for the current proposal and are skeptical that the proposal will lead to a meaningful increase in muni supply this year. We continue closely follow the primary and secondary markets in order to seek attractive buying opportunities for our investors.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal High Income Fund

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.4%
American Samoa	0.2
Arizona	5.8
California	7.3
Colorado	3.7
Connecticut	1.9
Florida	5.0
Georgia	0.6
Hawaii	0.8
Illinois	8.5
Indiana	0.8
Iowa	1.0
Kansas	0.3
Kentucky	1.5
Louisiana	1.8
Maine	0.8
Michigan	4.1
Minnesota	0.9
Mississippi	0.8
Missouri	2.4
Nevada	0.6
New Jersey	8.5
New Mexico	0.6
New York	5.0
North Carolina	0.7
North Dakota	1.1
Ohio	5.1
Oklahoma	0.9
Oregon	0.6
Pennsylvania	5.1
Rhode Island	2.7
South Carolina	1.7
Tennessee	0.8
Texas	6.9
Utah	0.6
Vermont	2.0
Virgin Islands	0.2
Virginia	0.7
Washington	0.6
West Virginia	1.0
Wisconsin	4.6
Other Assets Less Liabilities	1.4 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	Life of Fund
At NAV
Institutional Class	06/22/2015	0.80%	4.41%	4.19%
Class A	06/22/2015	0.61%	4.13%	3.81%
Class C	06/22/2015	0.14%	3.25%	3.04%
With Sales Charge
Class A		-3.64%	-0.26%	2.26%
Class C		-0.85%	2.25%	3.04%
Index
Blended Benchmark*[1,14]		0.27%	3.02%	3.42%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 3.58%, 3.21% and 2.46% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 6.05%, 5.42% and 4.16% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.19%, 2.74% and 2.06% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.86%, 1.40% and 1.99% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.50%, 0.87% and 1.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a -1.17% total return for the six months ended April 30, 2018 but outperformed its benchmark, the Bloomberg Barclays 7-Year General Obligation (G.O.) Index (the Index), which provided a -1.99% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While it produced a negative total return, the municipal bond market outperformed the taxable bond market on a relative basis during the reporting period. Municipal securities were supported by overall positive fundamentals, as well as solid investor demand at times. However, this was not enough to overcome the negative impact from rising U.S. Treasury yields. Short-term yields moved higher as the U.S. Federal Reserve (Fed) raised interest rates twice over the period, and continued reducing its balance sheet. Meanwhile, longer-term Treasury yields moved higher, given expectations of improving growth following the passage of the tax reform bill and, more recently, concerns that the Fed may take a more aggressive approach in terms of future rate hikes. All told, the Bloomberg Barclays Municipal Bond Index returned -0.97% for the six months ended April 30, 2018, whereas the overall taxable investment grade bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -1.87%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in both shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the yield curve. This positioning contributed to results as the yield curve flattened and the five- to seven- year portion of the municipal curve underperformed over the six-month period as a whole.

The Fund's credit biases were additive for results. In particular, having overweights to securities rated A benefited results as lower rated issues outperformed their higher rated counterparts. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed G.O. bonds. On the downside, within the pre-refunded sector, our longer duration securities underperformed shorter duration securities in the benchmark.

A number of changes were made to the Fund during the reporting period. We tactically adjusted the Fund's duration over the six months ended April 30, 2018. The Fund's duration was shortened over the period, as municipal supply rose sharply prior to the passage of the tax reform bill. Later in the period, duration was allowed to drift shorter. The Fund ended the period with a duration that was slightly shorter than the benchmark's.

Looking ahead, we believe investors are rightly focused on the potential for rising rates—both inflation and interest—and the implications this may have for fixed income portfolios going forward. Specific to the municipal bond market, we believe that technicals continue to look promising for 2018 and that reduced new issue supply should help maintain a firm bid for municipal products. At this time, we also believe that the modest reduction in top marginal tax brackets should have little impact on demand from most individual investors in the tax-exempt market. That said, we have seen a reduction in demand from U.S. banks and property & casualty insurance companies, as some of these institutions process the impact of the cut in the corporate tax rate to 21%. Elsewhere, we continue to track the progress on the Trump administration's infrastructure spending proposals. We believe that there are significant challenges for the current proposal and are skeptical that the proposal will lead to a meaningful increase in muni supply this year. We continue to closely follow the primary and secondary markets in order to seek attractive buying opportunities for our investors.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.1%
Alaska	1.0
Arizona	0.7
California	14.3
Colorado	0.6
Connecticut	0.8
District of Columbia	0.4
Florida	7.4
Georgia	2.3
Illinois	3.3
Indiana	3.1
Iowa	0.4
Kentucky	1.5
Louisiana	0.2
Maryland	6.6
Massachusetts	0.7
Michigan	0.7
Minnesota	1.5
Mississippi	3.7
Missouri	1.7
Nevada	0.3
New Jersey	4.3
New York	9.3
North Carolina	0.7
Ohio	3.0
Oklahoma	1.3
Pennsylvania	10.8
Rhode Island	2.4
South Carolina	1.3
Texas	8.9
Utah	0.7
Vermont	0.3
Virginia	1.8
Washington	3.3
Wisconsin	0.7
Liabilities Less Other Assets	(0.1)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	-1.17%	0.68%	1.59%	3.31%	4.62%
Institutional Class[11]	06/21/2010	-1.10%	0.83%	1.74%	3.42%	4.66%
Class A11	06/21/2010	-1.28%	0.46%	1.35%	3.11%	4.56%
Class C11	06/21/2010	-1.65%	-0.29%	0.61%	2.52%	4.36%
With Sales Charge
Class A11		-5.45%	-3.82%	0.48%	2.67%	4.41%
Class C11		-2.62%	-1.28%	0.61%	2.52%	4.36%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		-1.99%	-0.28%	1.66%	3.82%	5.40%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 1.95%, 2.10%, 1.73% and 0.98% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 3.29%, 3.55%, 2.92% and 1.66% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent repayments, the 30-day SEC yields would have been 1.80%, 1.99%, 1.62% and 0.87% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.76%, 0.56%, 0.94% and 1.69% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.58%, 0.43%, 0.80% and 1.55% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

New York Municipal Income Fund Commentary**

Neuberger Berman New York Municipal Income Fund Institutional Class generated a -1.63% total return for the six months ended April 30, 2018 but outperformed its benchmark, the Bloomberg Barclays 7-Year General Obligation (G.O.) Index (the Index), provided a -1.99% total return for the same period.

While it produced a negative total return, the municipal bond market outperformed the taxable bond market on a relative basis during the reporting period. Municipal securities were supported by overall positive fundamentals, as well as solid investor demand at times. However, this was not enough to overcome the negative impact from rising U.S. Treasury yields. Short-term yields moved higher as the U.S. Federal Reserve (Fed) raised interest rates twice over the period and continued reducing its balance sheet. Meanwhile, longer-term Treasury yields moved higher, given expectations of improving growth following the passage of the tax reform bill and, more recently, concerns that the Fed may take a more aggressive approach in terms of future rate hikes. All told, the Bloomberg Barclays Municipal Bond Index returned -0.97% for the six months ended April 30, 2018, whereas the overall taxable investment grade bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -1.87%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in both shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve. This positioning contributed to results as the yield curve flattened and the five- to seven year portion of the municipal curve underperformed over the six-month period as a whole.

The Fund's credit biases were additive for results. In particular, having overweights to securities rated BBB and A benefited results as lower rated issues outperformed their higher rated counterparts. From a sector perspective, an overweight to revenue bonds added to results, as they largely outperformed G.O. bonds. On the downside, within the pre-refunded sector, our longer duration securities underperformed shorter duration securities in the benchmark.

A number of changes were made to the Fund during the reporting period. We tactically adjusted the Fund's duration over the six months ended April 30, 2018. The Fund's duration increased in December 2017, as municipal supply rose sharply prior to the passage of the tax reform bill. Later in the period, duration was allowed to drift shorter. The Fund ended the period with a duration that was slightly shorter than the benchmark's.

Looking ahead, we believe investors are rightly focused on the potential for rising rates—both inflation and interest—and the implications this may have for fixed income portfolios going forward. Specific to the municipal bond market, we believe that technicals continue to look promising for 2018. We also believe that significantly-reduced new issue supply should help maintain a firm bid for municipal products. At this time, we also believe that the modest reduction in top marginal tax brackets should have little impact on demand from most individual investors in the tax-exempt market. That said, we have seen a reduction in demand from U.S. banks and property & casualty insurance companies as some of these institutions process the impact of the cut in the corporate tax rate to 21%. Elsewhere, we continue to track the progress on the Trump administration's infrastructure spending proposals. We believe that there are significant challenges for the current proposal and are skeptical that the proposal will lead to a meaningful increase in muni supply this year. We continue to closely follow the primary and secondary markets in order to seek attractive buying opportunities for our investors.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

** Please see Note J in the Notes to Financial Statements for additional, important information.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

New York Municipal Income Fund

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
New York	98.8%
Other Assets Less Liabilities	1.2 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	-1.63%	-0.15%	1.58%	1.72%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		-1.99%	-0.28%	1.66%	1.85%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yield was 1.19% for Institutional Class. The tax-equivalent yield was 2.01% for Institutional Class for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2017 was 0.92% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a -0.55% total return for the six months ended April 30, 2018 and underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (the Index), which provided a -0.49% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. fixed income market generated weak results during the reporting period. U.S. Treasury yields moved higher across the yield curve over the six months ended April 30, 2018. This was driven by a number of factors, including two interest rate hikes by the U.S. Federal Reserve (Fed), as well as expectations for improving growth and the potential for an uptick in inflation following the December 2017 passage of the tax reform bill. Rates continued to move higher late in the period due to fears that the Fed may take a more aggressive approach to raising rates.

The primary detractors from the Fund's relative performance during the period were its allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). They were a modest drag on results as LIBOR rates moved higher. On the upside, having a defensive duration posture was beneficial for results. In particular, having an underweight to the two and three year portions of the yield curve was rewarded, as they were the most sensitive to the Fed's rate hikes. Our view is that agency debt is unattractive relative to other spread sectors and the Fund did not own any during the reporting period, which was beneficial to performance.

We maintained the Fund's overall positioning over the period, with an overweight to non-Treasury securities and underweights to U.S. Treasuries, agency debt, and non-corporate securities. We tactically adjusted the Fund's duration but remained defensively positioned overall. The Fund ended the period roughly two-tenths of a year shorter than the benchmark as we anticipate continued Fed rate hikes.

The Fund's use of futures contracts detracted from performance during the reporting period.

Looking ahead, with the market anticipating that improved economic growth will persist as policymakers introduce pro-cyclical fiscal stimulus—even as central banks continue to pull back extraordinary support, we believe that investors are focused on the potential for rising rates (both inflation and interest) and the implications this may have for fixed income portfolios going forward. In fact, we believe a structural shift toward higher rates already has begun. Should these stimulus efforts, coming against a backdrop of strong growth, spur a meaningful acceleration of inflation, the Fed will be forced to make a decision: tighten monetary policy more quickly than markets expect, or accommodate above-target inflation rates. As the second quarter develops, we anticipate the shape of the yield curve will become a more important consideration for investors. Should the U.S. curve steepen significantly—perhaps if signals emerge that the Fed may be willing to accommodate a certain period of above-target inflation, or if the market deems the Fed to be behind the curve in its efforts to control inflation—credit instruments could suffer. More modest curve-steepening could be anticipated if risk premiums are pressured higher by global central banks reducing or slowing the growth of their balance sheets.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	13.8%
Corporate Bonds	51.8
Mortgage-Backed Securities	23.7
U.S. Treasury Obligations	5.2
Short-Term Investments	7.8
Liabilities Less Other Assets	(2.3)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	-0.55%	-0.24%	0.36%	1.25%	4.02%
Trust Class[12]	08/30/1993	-0.67%	-0.30%	0.27%	1.15%	3.95%
Institutional Class[12]	06/21/2010	-0.58%	-0.05%	0.56%	1.40%	4.07%
Class A12	06/21/2010	-0.57%	-0.37%	0.20%	1.11%	3.98%
Class C12	06/21/2010	-0.94%	-1.11%	-0.54%	0.52%	3.79%
With Sales Charge
Class A12		-3.05%	-2.84%	-0.31%	0.86%	3.90%
Class C12		-1.93%	-2.09%	-0.54%	0.52%	3.79%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		-0.49%	-0.05%	0.71%	1.61%	4.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 1.88%, 1.78%, 2.08%, 1.71% and 0.97% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.40%, 1.29%, 1.65%, 1.26% and 0.52% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.05%, 1.19%, 0.80%, 1.20% and 1.95% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.60%, 0.70%, 0.40%, 0.77% and 1.52% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund Commentary

Neuberger Berman Short Duration High Income Fund Institutional Class generated a -0.16% total return for the six months ended April 30, 2018 and underperformed its benchmark, the ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index (the Index), which provided a 0.77% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the ICE BofAML U.S. High Yield Constrained Index, was down slightly during the reporting period. The market edged higher over the first half of the period, as corporate earnings generally exceeded forecasts and there was optimism that the December 2017 tax reform bill would lead to accelerating growth. However, those gains were given back in February and March 2018, partially driven by fears that the U.S. Federal Reserve would take a more aggressive approach to raising interest rates, escalating trade war rhetoric and issues in the technology sector.

For the Fund, the sectors that contributed the least to absolute performance were cable media, media—broadcast and gas distribution. The sectors that were the most beneficial to absolute performance during the reporting period were energy, technology & electronics and health care. From a quality perspective, approximately 98% of the portfolio was held in securities rated B and higher and cash. This positioning was accretive to the Fund's absolute performance.

During the reporting period, the Fund increased its allocations to consumer products & services, media—broadcast and real estate & homebuilders, while reducing its allocation to super retail, telecommunications and banking & insurance.

The business cycle, while mature, appears to us to still have life in it, buoying issuer fundamentals. In the meantime, we believe defaults among non-investment grade issuers should remain below historical averages. We believe the credit quality of the high yield market remains stable, as revenue and earnings growth have improved as leverage has plateaued. In addition, refinancing activity has significantly reduced the amount of bonds maturing in the near term. The market's performance may be susceptible to a variety of factors, however, including uncertainty around trade policy, the shifting regulatory environment and potential changes to leveraged-lending guidelines. Meanwhile, technology-driven disruption remains a key risk to certain industries. It appears to us that market technicals in U.S. high yield have been balanced, with retail outflows offset by lower new issuance and continued demand from non-U.S. investors. Market volatility has finally picked up, largely driven by expectations of higher inflation and interest rates and possible changes in the regulatory environment. We see constructive fundamentals and positive U.S. GDP growth and believe they are offset by an increase in market volatility, and thus should lead to spreads remaining range-bound.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Loan Assignments	4.0%
Corporate Bonds	92.8
Short-Term Investments	1.2
Other Assets Less Liabilities	2.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/28/2012	-0.16%	1.76%	2.75%	3.40%
Class A	09/28/2012	-0.34%	1.39%	2.39%	3.04%
Class C	09/28/2012	-0.71%	0.63%	1.61%	2.26%
With Sales Charge
Class A		-4.54%	-2.88%	1.52%	2.25%
Class C		-1.69%	-0.35%	1.61%	2.26%
Index
ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index^[1,14]		0.77%	3.36%	4.01%	4.69%

^  Effective October 20, 2017, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index changed its name to the ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 4.25%, 3.88% and 3.13% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.89%, 3.46% and 2.75% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.95%, 1.36% and 2.09% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class generated a -0.55% total return for the six months ended April 30, 2018 but outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a -1.87% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Most subsectors of the fixed income market struggled over the six months ended April 30, 2018, primarily due to U.S. Treasury yields moving higher, but also because of weaker credit markets in the latter half of the reporting period. The sell-off in government bonds was driven by a number of factors, including two rate hikes by the U.S. Federal Reserve and their shift to balance sheet shrinkage, as well as expectations for improving growth and a potential uptick in inflation following the tax reform bill in December 2017. Overseas, the European Central Bank left policy rates unchanged, although it could curtail or end asset purchases later in the year. Elsewhere, in November 2017, the Bank of England raised rates—the first such occurrence since July 2007. Higher government bond yields and the removal of monetary policy accommodation ultimately fueled broader market volatility, also impacting corporate credit and emerging markets debt.

The Fund's underweight duration positioning was additive to performance during the reporting period as yields moved higher. An allocation to U.S. Treasury Inflation-Protected Securities (TIPS) was beneficial for performance. The Fund's allocation to non-agency mortgage-backed securities (MBS) also contributed to performance. A solid housing market led to ongoing improvement in mortgage creditworthiness, and a shrinking pool of existing securities was met by continued investor demand. Elsewhere, the Fund's positioning in agency MBS was a modest drag on performance.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed to performance during the reporting period.

There were several adjustments made to the portfolio during the period. We reduced the duration of the Fund and meaningfully decreased its allocation to nominal Treasuries, reflecting an expectation for higher government bond yields. On the other hand, we increased the allocation to U.S. TIPS, as we anticipate inflation expectations to accelerate. We added to existing exposures in hard currency emerging market debt, credit risk transfer securities, asset-backed securities, bank loans and local currency emerging market debt, given attractive relative value compared to other fixed income subsectors in our view. We also initiated positions in European investment grade and high yield corporate credit.

Looking ahead, with the market anticipating that improved economic growth will persist over the near term as policymakers introduce pro-cyclical fiscal stimulus—even as central banks continue to pull back extraordinary support, we believe that investors are focused on the potential for rising rates and the implications this may have for fixed income portfolios going forward. In fact, we believe a structural shift toward higher rates already has begun. In our opinion, the ongoing transition to more normal levels of inflation and interest rates likely will reawaken long-dormant volatility, both within markets and in correlations across asset classes, with significant implications for fixed income investments. Nevertheless, it is important to remember that higher rates in conjunction with Fed rate increases are a necessary part of a return to a more normal, post-quantitative easing investment environment.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, ANDREW A. JOHNSON*, THOMAS J. MARTHALER AND BRAD C. TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Andrew A. Johnson recently announced that he intends to retire on or about December 31, 2018. Thanos Bardas, Ashok Bhatia, David M. Brown, Thomas J. Marthaler and Brad C. Tank will continue to manage Neuberger Berman Strategic Income Fund. Effective December 7, 2017, Ashok Bhatia became Co-Portfolio Manager of the Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	13.9%
Loan Assignments	7.4
Corporate Bonds	40.3
Developed Markets Ex- U.S.	1.9
Exchange-Traded Funds	1.0
Foreign Government Securities	5.6
Mortgage-Backed Securities	31.4
Municipal Notes	1.4
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	20.8
Short-Term Investments	0.6
Liabilities Less Other Assets	(24.4)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	-0.63%	1.85%	2.23%	5.68%	6.28%
Institutional Class	07/11/2003	-0.55%	2.21%	2.59%	6.06%	6.55%
Class A13	12/20/2007	-0.74%	1.80%	2.18%	5.64%	6.26%
Class C13	12/20/2007	-1.00%	1.09%	1.47%	4.89%	5.73%
Class R6[13]	03/15/2013	-0.52%	2.28%	2.64%	6.09%	6.57%
With Sales Charge
Class A13		-5.00%	-2.52%	1.31%	5.18%	5.94%
Class C13		-1.98%	0.11%	1.47%	4.89%	5.73%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		-1.87%	-0.32%	1.47%	3.57%	3.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 3.79%, 4.15%, 3.74%, 3.04% and 4.22% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.71%, 4.10%, 3.70%, 2.97% and 4.17% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.01%, 0.63%, 1.02%, 1.76% and 0.56% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 0.59%, 1.00%, 1.70% and 0.52% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund Commentary

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a 1.82% total return for the six months ended April 30, 2018. In contrast, its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index), provided a 0.68% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Most subsectors of the fixed income market struggled over the six months ended April 30, 2018, primarily due to U.S. Treasury yields moving higher, but also because of weaker credit markets in the latter half of the reporting period. The sell-off in government bonds was driven by a number of factors, including two rate hikes by the U.S. Federal Reserve and their shift to balance sheet shrinkage, as well as expectations for improving growth and a potential uptick in inflation following the tax reform bill in December 2017. Overseas, the European Central Bank left policy rates unchanged, although we believe it could curtail or end asset purchases later in the year. Elsewhere, in November 2017, the Bank of England raised rates—the first such occurrence since July 2007. Higher government bond yields and the removal of monetary policy accommodation ultimately fueled broader market volatility, also impacting corporate credit and emerging markets debt.

The Fund's negative duration positioning benefited performance, particularly as U.S. Treasury yields moved higher. An allocation to U.S. Treasury Inflation-Protected Securities (TIPS) was also beneficial for performance. On the other hand, positioning within European interest rates was not rewarded. The Fund's allocation to non-agency mortgage-backed securities (MBS) contributed to performance. A solid housing market led to ongoing improvement in mortgage creditworthiness, and a shrinking pool of existing securities was met by continued investor demand. Allocations to emerging market debt and global investment grade corporate credit also contributed to results, albeit to a lesser extent.

There were several adjustments made to the portfolio during the period. The Fund continues to have negative duration, but the duration is less negative than it was when the period began. We added to existing exposures in credit risk transfer securities, hard currency emerging market debt, and local currency emerging market debt, given what we saw as attractive valuations and fundamentals compared to other fixed income subsectors. We reduced our U.S. TIPS exposure, while adding to inflation-linked bonds in Japan. We also decreased allocations to non-agency MBS and European investment grade corporates.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed to performance during the reporting period.

Looking ahead, with the market anticipating that improved economic growth will persist over the near term as policymakers introduce pro-cyclical fiscal stimulus—even as central banks continue to pull back extraordinary support, we believe that investors are focused on the potential for rising rates and the implications this may have for fixed income portfolios going forward. In fact, we believe a structural shift toward higher rates already has begun. We believe that the ongoing transition to more normal levels of inflation and interest rates likely will reawaken long-dormant volatility, both within markets and in correlations across asset classes, with significant implications for fixed income investments. Nevertheless, it is important to remember that higher rates in conjunction with Fed rate increases are a necessary part of a return to a more normal, post-quantitative easing investment environment.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, ANDREW A. JOHNSON*, NATHAN KUSH, JON JONSSON, UGO LANCIONI, THOMAS J. MARTHALER, AND BRAD C. TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Andrew A. Johnson recently announced that he intends to retire on or about December 31, 2018. Thanos Bardas, David M. Brown, Jon Jonsson, Nathan Kush, Ugo Lancioni and Thomas J. Marthaler will continue to manage Neuberger Berman Unconstrained Bond Fund. Effective December 7, 2017, Mr. Brad C. Tank and Mr. Ashok Bhatia, became co-Portfolio Managers to the Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	10.6%
Corporate Bonds	38.9
Exchange-Traded Funds	4.4
Foreign Government Securities	16.6
Mortgage-Backed Securities	8.7
U.S. Treasury Obligations	16.4
Short-Term Investments	3.3
Other Assets Less Liabilities	1.1 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	Life of Fund
At NAV
Institutional Class	02/13/2014	1.82%	4.04%	1.22%
Class A	02/13/2014	1.31%	3.45%	0.78%
Class C	02/13/2014	1.15%	2.91%	0.11%
Class R6	02/13/2014	1.75%	4.00%	1.29%
With Sales Charge
Class A		-3.01%	-0.94%	-0.25%
Class C		0.15%	1.91%	0.11%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index^[1,14]		0.68%	1.17%	0.42%

^  Effective October 20, 2017, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index changed its name to the ICE BofAML 3-Month U.S. Treasury Bill Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 3.49%, 3.12%, 2.37% and 3.56% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursement and/or fee waiver, the30-day SEC yield would have been 3.10%, 2.65%, 1.85%, and 3.16% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.32%, 1.80%, 2.58% and 1.28% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.08%, 1.83% and 0.64% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 30 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg Barclays G.O. Index. The Bloomberg Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.

Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index, and is rebalanced monthly:

Bloomberg Barclays Municipal Bond Index:

The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Blended benchmark is composed of 50% J.P. Morgan GBI — Emerging Markets Global Diversified, 25% J.P. Morgan EMBI — Global Diversified, and 25% J.P. Morgan CEMBI — Diversified, and is rebalanced monthly.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

ICE BofAML U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

S&P/LSTA Leveraged Loan Index:

A market value-weighted index that measures the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Eligible loans must be senior secured and US dollar denominated, with a minimum initial term of one year, a minimum initial spread of LIBOR + 125 basis points, and a $50 million initial funding. Defaulted loans remain in the index until removal upon exit from bankruptcy or restructuring. LSTA (Loan Syndications and Trading Association) / Thomson Reuters LPC Mark-to-Market Pricing is used to price each loan in the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During the Period(1) 11/1/17 - 4/30/18	Expense Ratio	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During the Period(2) 11/1/17 - 4/30/18	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$982.50	$4.23	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Institutional Class	$1,000.00	$983.50	$2.26	0.46%	$1,000.00	$1,022.51	$2.31	0.46%
Class A	$1,000.00	$982.40	$4.23	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Class C	$1,000.00	$978.80	$7.90	1.61%	$1,000.00	$1,016.81	$8.05	1.61%
Core Plus Fund
Institutional Class	$1,000.00	$978.70	$2.26	0.46%	$1,000.00	$1,022.51	$2.31	0.46%
Class A	$1,000.00	$977.90	$4.07	0.83%	$1,000.00	$1,020.68	$4.16	0.83%
Class C	$1,000.00	$974.30	$7.73	1.58%	$1,000.00	$1,016.96	$7.90	1.58%
Class R6	$1,000.00	$979.10	$1.91	0.39%	$1,000.00	$1,022.86	$1.96	0.39%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,024.10	$3.96	0.79%	$1,000.00	$1,020.88	$3.96	0.79%
Class A	$1,000.00	$1,022.20	$5.82	1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Class C	$1,000.00	$1,018.50	$9.56	1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,018.70	$3.50	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,016.80	$5.35	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,013.00	$9.08	1.82%	$1,000.00	$1,015.77	$9.10	1.82%
High Income Bond Fund
Investor Class	$1,000.00	$990.40	$4.19	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Institutional Class	$1,000.00	$991.30	$3.41	0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$989.10	$5.52	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$984.60	$8.96	1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Class R3	$1,000.00	$988.00	$6.65	1.35%	$1,000.00	$1,018.10	$6.76	1.35%
Class R6	$1,000.00	$990.40	$3.16	0.64%	$1,000.00	$1,021.62	$3.21	0.64%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,008.00	$2.49	0.50%	$1,000.00	$1,022.32	$2.51	0.50%
Class A	$1,000.00	$1,006.10	$4.33	0.87%	$1,000.00	$1,020.48	$4.36	0.87%
Class C	$1,000.00	$1,001.40	$8.04	1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$988.30	$3.11	0.63%	$1,000.00	$1,021.67	$3.16	0.63%
Institutional Class	$1,000.00	$989.00	$2.37	0.48%	$1,000.00	$1,022.41	$2.41	0.48%
Class A	$1,000.00	$987.20	$4.19	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class C	$1,000.00	$983.50	$7.87	1.60%	$1,000.00	$1,016.86	$8.00	1.60%
New York Municipal Income Fund
Institutional Class	$1,000.00	$983.70	$4.87	0.99%	$1,000.00	$1,019.89	$4.96	0.99%
Short Duration Bond Fund
Investor Class	$1,000.00	$994.50	$3.31	0.67%	$1,000.00	$1,021.47	$3.36	0.67%
Trust Class	$1,000.00	$993.30	$3.81	0.77%	$1,000.00	$1,020.98	$3.86	0.77%
Institutional Class	$1,000.00	$994.20	$2.32	0.47%	$1,000.00	$1,022.46	$2.36	0.47%
Class A	$1,000.00	$994.30	$4.20	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class C	$1,000.00	$990.60	$7.85	1.59%	$1,000.00	$1,016.91	$7.95	1.59%
Short Duration High Income Fund
Institutional Class	$1,000.00	$998.40	$3.77	0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Class A	$1,000.00	$996.60	$5.59	1.13%	$1,000.00	$1,019.19	$5.66	1.13%
Class C	$1,000.00	$992.90	$9.29	1.88%	$1,000.00	$1,015.47	$9.39	1.88%

Expense Example (Unaudited)(cont'd)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During the Period(1) 11/1/17 - 4/30/18	Expense Ratio	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During the Period(2) 11/1/17 - 4/30/18	Expense Ratio
Strategic Income Fund
Trust Class	$1,000.00	$993.70	$4.65	0.94%	$1,000.00	$1,020.13	$4.71	0.94%
Institutional Class	$1,000.00	$994.50	$2.92	0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Class A	$1,000.00	$992.60	$4.89	0.99%	$1,000.00	$1,019.89	$4.96	0.99%
Class C	$1,000.00	$990.00	$8.34	1.69%	$1,000.00	$1,016.41	$8.45	1.69%
Class R6	$1,000.00	$994.80	$2.57	0.52%	$1,000.00	$1,022.22	$2.61	0.52%
Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,018.20	$3.40	0.68%	$1,000.00	$1,021.42	$3.41	0.68%
Class A	$1,000.00	$1,013.10	$5.24	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,011.50	$8.98	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R6	$1,000.00	$1,017.50	$3.05	0.61%	$1,000.00	$1,021.77	$3.06	0.61%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

Schedule of Investments Core Bond Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 32.0%
$1,850	U.S. Treasury Bill, 0.08%, due 5/24/18	$1,848	(b)(c)
	U.S. Treasury Bonds
2,090	4.50%, due 2/15/36	2,524
360	3.88%, due 8/15/40	407
	U.S. Treasury Inflation-Indexed Bonds(d)
10,837	0.25%, due 1/15/25	10,504
10,066	2.00%, due 1/15/26	11,027
454	3.63%, due 4/15/28	577
4,157	2.50%, due 1/15/29	4,879
7,140	3.88%, due 4/15/29	9,413
3,569	3.38%, due 4/15/32	4,751
	U.S. Treasury Notes
24,685	1.50%, due 1/31/19 – 2/28/23	23,291
19,110	0.88%, due 4/15/19 – 5/15/19	18,836
1,800	0.75%, due 8/15/19	1,763
8,240	1.38%, due 4/30/20 – 4/30/21	8,023
5,110	2.13%, due 12/31/21	5,006
15,885	2.25%, due 10/31/24 – 8/15/46	15,153
7,331	1.63%, due 2/15/26	6,664
2,320	6.25%, due 5/15/30	3,088
	Total U.S. Treasury Obligations (Cost $129,082)	127,754
U.S. Government Agency Securities 0.9%
1,160	Federal Home Loan Bank, 5.50%, due 7/15/36	1,504
1,200	Federal National Mortgage Association, 1.60%, due 12/24/20	1,169
700	Tennessee Valley Authority, 5.25%, due 9/15/39	878
	Total U.S. Government Agency Securities (Cost $3,501)	3,551
Mortgage-Backed Securities 34.1%
Collateralized Mortgage Obligations 0.0%(e)
14	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, (1 month USD LIBOR + 0.11%), 2.01%, due 4/25/33	14	(f)
Commercial Mortgage-Backed 5.2%
1,774	CGMS Commercial Mortgage Trust, Ser. 2017-B1, Class A1, 2.01%, due 8/15/50	1,735
	Citigroup Commercial Mortgage Trust
4,816	Ser. 2014-GC25, Class XA, 1.18%, due 10/10/47	255	(g)(h)
2,557	Ser. 2015-GC27, Class XA, 1.54%, due 2/10/48	182	(g)(h)
550	Ser. 2015-P1, Class A5, 3.72%, due 9/15/48	553
450	Ser. 2016-GC36, Class A5, 3.62%, due 2/10/49	448
725	Ser. 2017-C4, Class A4, 3.47%, due 10/12/50	710
6,632	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.27%, due 5/10/47	286	(g)(h)
	Commercial Mortgage Trust
6,854	Ser. 2014-CR16, Class XA, 1.32%, due 4/10/47	286	(g)(h)
4,354	Ser. 2014-LC15, Class XA, 1.47%, due 4/10/47	199	(g)(h)
3,883	Ser. 2014-UBS3, Class XA, 1.45%, due 6/10/47	189	(g)(h)
4,817	Ser. 2014-UBS6, Class XA, 1.16%, due 12/10/47	211	(g)(h)
335	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/48	337
517	Ser. 2017-COR2, Class A1, 2.11%, due 9/10/50	504

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	CSAIL Commercial Mortgage Trust
$353	Ser. 2016-C7, Class A5, 3.50%, due 11/15/49	$346
450	Ser. 2015-C1, Class B, 4.04%, due 4/15/50	445	(g)
566	Ser. 2017-CX9, Class A1, 2.02%, due 9/15/50	553
1,970	Freddie Mac Multifamily, Ser. 2017-KT01, Class A, (1 month USD LIBOR + 0.32%), 2.22%, due 2/25/20	1,976	(f)
	GS Mortgage Securities Trust
11,623	Ser. 2014-GC18, Class XA, 1.28%, due 1/10/47	498	(g)(h)
335	Ser. 2015-GC32, Class A4, 3.76%, due 7/10/48	338
442	Ser. 2015-GC34, Class AAB, 3.28%, due 10/10/48	440
355	JPMBB Commercial Mortgage Securities Trust, Ser. 2016-C1, Class A5, 3.58%, due 3/15/49	352
	Morgan Stanley Bank of America Merrill Lynch Trust
4,575	Ser. 2014-C16, Class XA, 1.31%, due 6/15/47	199	(g)(h)
710	Ser. 2015-C24, Class A4, 3.73%, due 5/15/48	712
566	Ser. 2017-C34, Class A1, 2.11%, due 11/15/52	555
885	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class C, 5.33%, due 7/15/49	918	(g)(i)
	UBS Commercial Mortgage Trust
1,158	Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	1,131
500	Ser. 2017-C2, Class A4, 3.49%, due 8/15/50	490
705	Ser. 2017-C4, Class A1, 2.13%, due 10/15/50	690
	Wells Fargo Commercial Mortgage Trust
500	Ser. 2015-C29, Class A4, 3.64%, due 6/15/48	499
640	Ser. 2016-C35, Class B, 3.44%, due 7/15/48	611
225	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/49	212
950	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/49	896
731	Ser. 2017-C39, Class A1, 1.98%, due 9/15/50	714
580	Ser. 2017-C39, Class A5, 3.42%, due 9/15/50	565
500	Ser. 2015-C30, Class A4, 3.66%, due 9/15/58	499
445	Ser. 2016-LC25, Class A4, 3.64%, due 12/15/59	442
	WF-RBS Commercial Mortgage Trust
6,342	Ser. 2014-C25, Class XA, 1.06%, due 11/15/47	268	(g)(h)
15,189	Ser. 2014-C22, Class XA, 1.04%, due 9/15/57	612	(g)(h)
		20,856
Fannie Mae 15.0%
	Pass-Through Certificates
7,463	3.00%, due 9/1/27 – 11/1/46	7,261
12,596	3.50%, due 1/1/27 – 3/1/48	12,558
14,815	4.00%, due 1/1/41 – 1/1/48	15,137
3,713	4.50%, due 4/1/34 – 1/1/47	3,897
2,483	5.00%, due 4/1/23 – 10/1/41	2,652
2,316	5.50%, due 11/1/22 – 3/1/41	2,515
704	6.00%, due 3/1/33 – 11/1/38	780
1,680	3.50%, TBA, 15 Year Maturity	1,699	(j)
2,930	3.50%, TBA, 30 Year Maturity	2,907	(j)
8,210	4.00%, TBA, 30 Year Maturity	8,357	(j)
1,785	4.50%, TBA, 30 Year Maturity	1,858	(j)
		59,621
Freddie Mac 11.4%
	Pass-Through Certificates
4,571	3.00%, due 2/1/32 – 2/1/47	4,427
10,820	3.50%, due 7/1/42 – 1/1/48	10,775
10,960	4.00%, due 11/1/40 – 2/1/48	11,205

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$2,362	4.50%, due 6/1/39 – 5/1/47	$2,468
1,043	5.00%, due 5/1/23 – 5/1/41	1,107
699	5.50%, due 12/1/22 – 11/1/38	761
12	6.00%, due 12/1/37	13
3	6.50%, due 11/1/25	4
685	3.00%, TBA, 15 Year Maturity	679	(j)
2,460	3.50%, TBA, 15 Year Maturity	2,489	(j)
3,905	3.50%, TBA, 30 Year Maturity	3,876	(j)
6,000	4.00%, TBA, 30 Year Maturity	6,110	(j)
1,445	4.50%, TBA, 30 Year Maturity	1,504	(j)
		45,418
Ginnie Mae 2.5%
	Pass-Through Certificates
905	3.00%, due 3/20/45 – 2/20/47	884
4,216	3.50%, due 1/20/43 – 12/20/47	4,225
1,478	4.00%, due 11/20/44 – 7/20/47	1,519
2,300	3.50%, TBA, 30 Year Maturity	2,301	(j)
245	4.00%, TBA, 30 Year Maturity	251	(j)
935	4.50%, TBA, 30 Year Maturity	970	(j)
		10,150
	Total Mortgage-Backed Securities (Cost $141,021)	136,059
Corporate Bonds 24.3%
Agriculture 0.6%
2,595	BAT Capital Corp., 4.54%, due 8/15/47	2,440	(i)
Auto Manufacturers 0.4%
1,560	Ford Motor Credit Co. LLC, 3.20%, due 1/15/21	1,546
Banks 7.9%
1,295	Banco Santander SA, 3.80%, due 2/23/28	1,225
1,410	Bank of America Corp., (3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29	1,383	(f)
1,290	Bank of America Corp., Ser. L, 3.95%, due 4/21/25	1,263
400	Barclays PLC, 4.38%, due 1/12/26	395
1,535	BNP Paribas SA, 2.38%, due 5/21/20	1,518
1,910	Citibank N.A., 2.00%, due 3/20/19	1,900	(k)
	Citigroup, Inc.
1,280	2.70%, due 3/30/21	1,260
580	(3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28	563	(f)
695	(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28	652	(f)
	Goldman Sachs Group, Inc.
625	2.60%, due 4/23/20	619
1,310	(3 month USD LIBOR + 1.51%), 3.69%, due 6/5/28	1,249	(f)
2,380	(3 month USD LIBOR + 1.16%), 3.81%, due 4/23/29	2,270	(f)(k)
1,030	(3 month USD LIBOR + 1.37%), 4.02%, due 10/31/38	954	(f)
1,000	5.15%, due 5/22/45	1,033
2,045	HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 12/31/99	2,020	(f)(k)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	JPMorgan Chase & Co.
$1,720	(3 month USD LIBOR + 1.16%), 3.22%, due 3/1/25	$1,659	(f)
975	(3 month USD LIBOR + 1.36%), 3.88%, due 7/24/38	905	(f)
950	(3 month USD LIBOR + 1.22%), 3.90%, due 1/23/49	854	(f)
2,360	KFW, 2.38%, due 12/29/22	2,300	(k)
	Morgan Stanley
1,035	2.50%, due 4/21/21	1,011
1,095	2.75%, due 5/19/22	1,062
1,400	3.63%, due 1/20/27	1,349
1,910	(3 month USD LIBOR + 1.14%), 3.77%, due 1/24/29	1,834	(f)
625	Wells Fargo & Co., 2.55%, due 12/7/20	616
2,000	Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 12/31/99	1,822	(f)
		31,716
Beverages 0.7%
660	Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	678
2,095	Anheuser-Busch InBev Worldwide, Inc., 4.75%, due 4/15/58	2,089	(k)
		2,767
Computers 2.0%
1,155	Apple, Inc., 4.65%, due 2/23/46	1,238
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
2,595	5.45%, due 6/15/23	2,729	(i)(k)
1,065	6.02%, due 6/15/26	1,128	(i)
	HP Enterprise Co.
1,245	3.60%, due 10/15/20	1,254
1,650	4.90%, due 10/15/25	1,695	(k)
		8,044
Diversified Financial Services 0.2%
310	High Street Funding Trust I, 4.11%, due 2/15/28	308	(i)
625	Synchrony Financial, 2.70%, due 2/3/20	617
		925
Electric 0.3%
1,405	Duke Energy Corp., 1.80%, due 9/1/21	1,334
Food 0.4%
1,615	Grupo Bimbo SAB de CV, 4.70%, due 11/10/47	1,493	(i)
305	Kroger Co., 3.88%, due 10/15/46	258
		1,751
Healthcare-Products 0.2%
888	Abbott Laboratories, 2.35%, due 11/22/19	880

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Insurance 0.3%
$1,215	AXA Equitable Holdings, Inc., 5.00%, due 4/20/48	$1,157	(i)
Iron - Steel 0.3%
935	Vale Overseas Ltd., 6.25%, due 8/10/26	1,031
Media 2.2%
	Charter Communications Operating LLC/Charter Communications Operating Capital
1,450	3.58%, due 7/23/20	1,454	(k)
2,900	4.91%, due 7/23/25	2,949	(k)
745	6.48%, due 10/23/45	803
455	5.38%, due 5/1/47	429
1,285	5.75%, due 4/1/48	1,276
	Discovery Communications LLC
975	5.00%, due 9/20/37	953
760	5.20%, due 9/20/47	743
		8,607
Miscellaneous Manufacturer 1.2%
4,820	General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 12/29/49	4,772	(f)(k)
Oil & Gas 0.8%
995	Hess Corp., 4.30%, due 4/1/27	966
940	Noble Energy, Inc., 5.05%, due 11/15/44	971
1,250	Petroleos Mexicanos, 6.50%, due 3/13/27	1,292
		3,229
Pharmaceuticals 2.3%
	AbbVie, Inc.
1,215	2.50%, due 5/14/20	1,201
1,110	4.70%, due 5/14/45	1,089
	CVS Health Corp.
2,340	4.30%, due 3/25/28	2,306	(k)
2,955	5.05%, due 3/25/48	3,012	(k)
1,685	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	1,655	(k)
		9,263
Pipelines 1.6%
	Energy Transfer Partners L.P.
650	4.15%, due 10/1/20	659
700	6.50%, due 2/1/42	739
	Kinder Morgan, Inc.
1,480	5.00%, due 2/15/21	1,532	(i)
1,520	5.55%, due 6/1/45	1,548
1,910	MPLX L.P., 4.70%, due 4/15/48	1,802
		6,280

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Real Estate Investment Trusts 0.3%
$1,135	Corporate Office Properties L.P., 3.60%, due 5/15/23	$1,100
Semiconductors 1.0%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
1,425	2.38%, due 1/15/20	1,405
2,180	3.88%, due 1/15/27	2,079	(k)
375	3.50%, due 1/15/28	344
		3,828
Telecommunications 1.6%
	AT&T, Inc.
1,865	5.25%, due 3/1/37	1,897	(k)
1,155	4.75%, due 5/15/46	1,074
2,045	5.45%, due 3/1/47	2,079	(k)
1,300	Verizon Communications, Inc., 4.67%, due 3/15/55	1,186
		6,236
	Total Corporate Bonds (Cost $99,752)	96,906
Asset-Backed Securities 11.6%
1,400	Aames Mortgage Investment Trust, Ser. 2006-1, Class A4, (1 month USD LIBOR + 0.56%), 2.46%, due 4/25/36	1,383	(f)
1,350	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE3, Class M3, (1 month USD LIBOR + 0.71%), 2.60%, due 5/25/35	1,341	(f)
581	Ally Auto Receivables Trust, Ser. 2017-3, Class A2 1.53%, due 3/16/20	579
4,180	American Express Credit Account Master Trust, Ser. 2013-1, Class A, (1 month USD LIBOR + 0.42%), 2.32%, due 2/16/21	4,183	(f)
530	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, (1 month USD LIBOR + 0.50%), 2.40%, due 9/25/35	532	(f)
	Asset Backed Funding Certificates
198	Ser. 2003-OPT1, Class A3, (1 month USD LIBOR + 0.68%), 2.58%, due 4/25/33	195	(f)
1,001	Ser. 2004-OPT3, Class A4, (1 month USD LIBOR + 0.78%), 2.68%, due 11/25/33	992	(f)
6,740	Capital One Multi-Asset Execution Trust, Ser. 2017-A1, Class A1, 2.00%, due 1/17/23	6,635
1,100	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, (1 month USD LIBOR + 0.48%), 2.38%, due 10/25/35	1,103	(f)
15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, (1 month USD LIBOR + 0.46%), 2.36%, due 12/25/33	15	(f)
3,490	Chase Issuance Trust, Ser. 2016-A2, Class A 1.37%, due 6/15/21	3,440
	Citibank Credit Card Issuance Trust
6,540	Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	6,440
2,940	Ser. 2018-A1, Class A1, 2.49%, due 1/20/23	2,905	(m)
47	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, (1 month USD LIBOR + 0.56%), 2.45%, due 1/25/36	47	(f)
	Countrywide Asset-Backed Certificates
222	Ser. 2004-5, Class 1A, (1 month USD LIBOR + 0.50%), 2.40%, due 10/25/34	219	(f)
650	Ser. 2005-15, Class 2AV3, (1 month USD LIBOR + 0.37%), 2.27%, due 4/25/36	634	(f)
8	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, (1 month USD LIBOR + 0.12%), 2.11%, due 5/25/32	8	(f)
775	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, (1 month USD LIBOR + 0.98%), 2.87%, due 4/25/35	771	(f)
2,022	Home Equity Asset Trust, Ser. 2003-5, Class A1, (1 month USD LIBOR + 0.58%), 2.48%, due 12/25/33	1,961	(f)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$1,330	IndyMac Residential Asset-Backed Trust, Ser. 2005-D, Class AII4, (1 month USD LIBOR + 0.35%), 2.25%, due 3/25/36	$1,326	(f)
		Morgan Stanley ABS Capital I, Inc. Trust
	493	Ser. 2003-HE1, Class M1, (1 month USD LIBOR + 1.20%), 3.10%, due 5/25/33	489	(f)
	763	Ser. 2004-NC1, Class M1, (1 month USD LIBOR + 1.05%), 2.95%, due 12/27/33	765	(f)
		Navient Student Loan Trust
	397	Ser. 2016-6A, Class A1, (1 month USD LIBOR + 0.48%), 2.38%, due 3/25/66	398	(f)(i)
	712	Ser. 2017-3A, Class A1, (1 month USD LIBOR + 0.30%), 2.20%, due 7/26/66	713	(f)(i)
	335	Ser. 2017-1A, Class A1, (1 month USD LIBOR + 0.40%), 2.30%, due 7/26/66	335	(f)(i)
	1,273	Ser. 2017-4A, Class A1, (1 month USD LIBOR + 0.24%), 2.14%, due 9/27/66	1,273	(f)(i)
	850	Ser. 2018-2A, Class A1, (1 month USD LIBOR + 0.24%), 2.22%, due 3/25/67	850	(f)(i)
	464	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-2, Class AV1B, (1 month USD LIBOR + 0.26%), 2.16%, due 4/25/35	460	(f)
		Residential Asset Securities Corp.
	360	Ser. 2005-KS9, Class M5, (1 month USD LIBOR + 0.63%), 2.53%, due 10/25/35	361	(f)
	1,350	Ser. 2005-KS12, Class M2, (1 month USD LIBOR + 0.46%), 2.36%, due 1/25/36	1,344	(f)
	750	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, (1 month USD LIBOR + 0.48%), 2.38%, due 4/25/35	749	(f)
	9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1 month USD LIBOR + 0.54%), 2.44%, due 3/25/35	9	(f)
	900	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, (1 month USD LIBOR + 0.47%), 2.37%, due 11/25/35	892	(f)
	4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, (1 month USD LIBOR + 0.68%), 2.58%, due 1/25/34	4	(f)
	1,002	Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20	998
	1,915	Verizon Owner Trust, Ser. 2016-2A, Class A, 1.68%, due 5/20/21	1,893	(i)
		Total Asset-Backed Securities (Cost $45,107)	46,242
Foreign Government Securities 4.1%
AUD	3,130	Australia Government Bond, 3.00%, due 3/21/47	2,231	(l)
EUR	4,995	Italy Buoni Poliennali Del Tesoro, 2.95%, due 9/1/38	6,397	(l)
ZAR	63,490	Republic of South Africa Government Bond, 6.50%, due 2/28/41	3,861
EUR	2,870	Spain Government Bond, 2.90%, due 10/31/46	3,915	(l)
		Total Foreign Government Securities (Cost $16,621)	16,404
Developed Markets Ex- U.S. 0.5%
Regional(province) 0.5%
	$1,800	Province of New Brunswick Canada, 2.75%, due 6/15/18 (Cost $1,803)	1,801
NUMBER OF SHARES
Short-Term Investments 0.4%
Investment Companies 0.4%
	1,647,731	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(m) (Cost $1,648)	1,648	(k)
		Total Investments 107.9% (Cost $438,535)	430,365
		Liabilities Less Other Assets (7.9)%	(31,524	)(n)
		Net Assets 100.0%	$398,841

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

  AUD = Australian Dollar

  EUR = Euro

  ZAR = South African Rand

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Represents less than 0.05% of net assets.

(f)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR = London Interbank Offered Rate

  ICE = Intercontinental Exchange

(g)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2018.

(h)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(i)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $17,167,000, which represents 4.3% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(j)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2018, amounted to approximately $33,001,000, which represents 8.3% of net assets of the Fund.

(k)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures with a total value of approximately $38,854,000.

(l)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2018 amounted to approximately $12,543,000, which represents 3.1% of net assets of the Fund.

(m)  Represents 7-day effective yield as of April 30, 2018.

(n)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	136	Brazilian Real	$3,871,920	$(2,720)
6/2018	153	Mexican Peso	4,057,560	10,716
6/2018	139	U.S. Treasury Note, 10 Year	16,627,875	(1,086)
6/2018	264	U.S. Treasury Note, 5 Year	29,966,063	(84,164)
Total Long Positions			$54,523,418	$(77,254)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	90	Euro-Bund	$(17,252,493)	$(65,521)
6/2018	34	Euro-Buxl Bond, 30 Year	(6,714,689)	(92,018)
6/2018	22	Euro-OAT	(4,086,300)	(55,790)
6/2018	29	Australian Dollar	(2,183,700)	21,620
6/2018	69	Euro	(10,456,088)	248,041
6/2018	71	U.S. Dollar Interest Rate Swap, 10 Year	(6,624,078)	32,000
6/2018	63	U.S. Treasury Note, 10 Year	(8,057,109)	(12,450)
6/2018	99	U.S. Treasury Long Bond	(14,240,531)	(72,712)
6/2018	1	U.S. Treasury Ultra Long Bond	(157,125)	1,424
6/2018	56	U.K. Long Gilt Bond	(9,425,655)	(96,752)
Total Short Positions			$(79,197,768)	$(92,158)
Total Futures				$(169,412)

At April 30, 2018, the Fund had $53,550 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $1,598,367 to cover collateral requirements on open futures.

For the six months ended April 30, 2018, the average notional value of futures for the Fund was $51,523,199 for long positions and $(56,840,106) for short positions.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$127,754	$—	$127,754
U.S. Government Agency Securities	—	3,551	—	3,551
Mortgage-Backed Securities(a)	—	136,059	—	136,059
Corporate Bonds(a)	—	96,906	—	96,906
Asset-Backed Securities	—	46,242	—	46,242
Foreign Government Securities	—	16,404	—	16,404
Developed Markets Ex- U.S.(a)	—	1,801	—	1,801
Short-Term Investments	—	1,648	—	1,648
Total Investments	$—	$430,365	$—	$430,365

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$314	$—	$—	$314
Liabilities	(483)	—	—	(483)
Total	$(169)	$—	$—	$(169)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 14.7%
$100	U.S. Treasury Bill, 0.09%, due 5/24/18	$100	(b)(c)
	U.S. Treasury Inflation-Indexed Bonds(d)
177	3.63%, due 4/15/28	225
568	3.88%, due 4/15/29	749
	U.S. Treasury Notes
260	1.50%, due 2/28/23	245
315	2.25%, due 10/31/24 – 8/15/46	300
	Total U.S. Treasury Obligations (Cost $1,644)	1,619
Mortgage-Backed Securities 43.2%
Collateralized Mortgage Obligations 5.7%
	Fannie Mae Connecticut Avenue Securities
55	Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 4.75%, due 11/25/29	58	(e)
100	Ser. 2017-C05, Class 1M2, (1 month USD LIBOR + 2.20%), 4.10%, due 1/25/30	102	(e)(f)
20	Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 4.55%, due 2/25/30	21	(e)
20	Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 4.70%, due 2/25/30	21	(e)
40	Ser. 2017-C07, Class 2M2, (1 month USD LIBOR + 2.50%), 4.40%, due 5/25/30	41	(e)
20	Ser. 2018-C01, Class 1M2, (1 month USD LIBOR + 2.25%), 4.15%, due 7/25/30	20	(e)
	Freddie Mac Structured Agency Credit Risk Debt Notes
250	Ser. 2017-HQA2, Class M2, (1 month USD LIBOR + 2.65%), 4.55%, due 12/25/29	259	(e)
40	Ser. 2018-DNA1, Class M2, (1 month USD LIBOR + 1.80%), 3.70%, due 7/25/30	40	(e)
60	Ser. 2018-HQA1, Class M2, (1 month USD LIBOR + 2.30%), 4.20%, due 9/25/30	61	(e)
		623
Commercial Mortgage-Backed 1.3%
55	CSAIL Commercial Mortgage Trust, Ser. 2015-C1, Class B, 4.04%, due 4/15/50	54	(g)
45	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class C, 5.33%, due 7/15/49	47	(g)(h)
45	Wells Fargo Commercial Mortgage Trust, Ser. 2016-C35, Class B, 3.44%, due 7/15/48	43
		144
Fannie Mae 13.9%
	Pass-Through Certificates
82	3.00%, due 11/1/45 – 9/1/46	79
416	3.50%, due 8/1/45 – 8/1/47	413
390	4.00%, due 7/1/46 – 12/1/47	398
230	3.50%, TBA, 30 Year Maturity	228	(i)
320	4.00%, TBA, 30 Year Maturity	326	(i)
90	4.50%, TBA, 30 Year Maturity	94	(i)
		1,538
Freddie Mac 22.3%
	Pass-Through Certificates
391	3.00%, due 1/1/29 – 11/1/46	385
124	3.50%, due 11/1/42 – 10/1/47	124
366	4.00%, due 1/1/40 – 6/1/47	374
200	3.00%, TBA, 15 Year Maturity	198	(i)
790	3.50%, TBA, 30 Year Maturity	784	(i)
515	4.00%, TBA, 30 Year Maturity	524	(i)
65	4.50%, TBA, 30 Year Maturity	68	(i)
		2,457
	Total Mortgage-Backed Securities (Cost $4,820)	4,762

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	Corporate Bonds 34.7%
	Agriculture 0.6%
	$70	BAT Capital Corp., 4.54%, due 8/15/47	$66	(h)
	Auto Manufacturers 2.7%
	100	Ford Motor Credit Co. LLC, 3.66%, due 9/8/24	96
	40	General Motors Co., 6.75%, due 4/1/46	46
	35	General Motors Financial Co., Inc., 3.15%, due 6/30/22	34
EUR	100	Volkswagen Int'l Finance NV, (10 year EUR Swap + 3.37%), 3.88%, due 12/31/99	125	(e)(f)(j)
			301
	Banks 9.7%
		Bank of America Corp.
	$100	4.20%, due 8/26/24	100
	40	(3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29	39	(e)
	200	Barclays PLC, 3.68%, due 1/10/23	197	(f)
		Citigroup, Inc.
	100	4.40%, due 6/10/25	100
	15	(3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28	15	(e)
	20	(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28	19	(e)
	50	Goldman Sachs Group, Inc., 4.25%, due 10/21/25	50
	100	HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 11/22/66	99	(e)(f)
	90	Morgan Stanley, 5.00%, due 11/24/25	93
	100	Royal Bank of Scotland Group PLC, (3 month USD LIBOR + 1.48%), 3.50%, due 5/15/23	98	(e)
	200	UBS Group AG, (5 year USD Swap + 4.59%), 6.88%, due 12/29/49	210	(e)(f)(j)
	55	Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 3/21/67	50	(e)
			1,070
	Computers 2.7%
	185	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/23	194	(f)(h)
	100	HP Enterprise Co., 4.90%, due 10/15/25	103	(f)
			297
	Diversified Financial Services 0.9%
	100	Discover Financial Services, 4.10%, due 2/9/27	97
	Food 0.3%
	35	Kroger Co., 3.88%, due 10/15/46	30
	Gas 1.3%
GBP	100	Centrica PLC, (5 year GBP Swap + 3.61%), 5.25%, due 4/10/75	146	(e)(f)(j)
	Insurance 0.3%
	$35	AXA Equitable Holdings, Inc., 5.00%, due 4/20/48	33	(h)
	Iron - Steel 0.9%
	90	Vale Overseas Ltd., 6.25%, due 8/10/26	99	(f)

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Media 4.2%
EUR	100	Bertelsmann SE & Co. KGaA, (5 year EUR Swap + 3.21%), 3.50%, due 4/23/75	$124	(e)(f)(j)
	$185	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 7/23/25	188	(f)
		Discovery Communications LLC
	100	4.90%, due 3/11/26	103	(f)
	25	5.00%, due 9/20/37	24
	20	5.20%, due 9/20/47	20
			459
Mining 0.9%
	100	Glencore Funding LLC, 4.63%, due 4/29/24	101	(f)(h)
Miscellaneous Manufacturer 1.2%
	130	General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 12/29/49	129	(e)(f)
Oil & Gas 2.8%
	50	Canadian Natural Resources Ltd., 6.25%, due 3/15/38	59
	100	Hess Corp., 4.30%, due 4/1/27	97
	55	Noble Energy, Inc., 3.85%, due 1/15/28	53
	100	Petroleos Mexicanos, 4.63%, due 9/21/23	99
			308
Pharmaceuticals 1.1%
		CVS Health Corp.
	40	4.30%, due 3/25/28	39
	85	5.05%, due 3/25/48	87
			126
Pipelines 3.1%
		Energy Transfer Partners L.P.
	50	6.50%, due 2/1/42	53
	45	Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 12/31/99	43	(e)
	100	Enterprise Products Operating LLC, Ser. E, (3 month USD LIBOR + 3.03%), 5.25%, due 8/16/77	96	(e)
	50	Kinder Morgan Energy Partners L.P., 5.50%, due 3/1/44	50
	100	MPLX L.P., 4.88%, due 12/1/24	103	(f)
			345
Semiconductors 0.5%
	60	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	57
Telecommunications 1.5%
EUR	100	Telefonica Europe BV, (5 year EUR Swap + 2.33%), 2.63%, due 12/31/99	119	(e)(f)(j)
	$50	Verizon Communications, Inc., 4.13%, due 3/16/27	50
			169
		Total Corporate Bonds (Cost $3,955)	3,833

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Asset-Backed Securities 8.3%
	$34	Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	$34
	36	Bear Stearns Asset Backed Securities I Trust, Ser. 2004-HE, Class M1, (1 month USD LIBOR + 0.98%), 2.87%, due 12/25/34	36	(e)
	150	Capital One Multi-Asset Execution Trust, Ser. 2014-A4, Class A4, (1 month USD LIBOR + 0.36%), 2.26%, due 6/15/22	150	(e)(f)
	30	Centex Home Equity Loan Trust, Ser. 2005-D, Class M4, (1 month USD LIBOR + 0.61%), 2.51%, due 10/25/35	30	(e)
	100	Chase Issuance Trust, Ser. 2016-A2, Class A, 1.37%, due 6/15/21	98
		Citibank Credit Card Issuance Trust
	100	Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	98
	115	Ser. 2018-A1, Class A1, 2.49%, due 1/20/23	114
	37	Countrywide Asset-Backed Certificates, Ser. 2004-BC5, Class M5, (1 month USD LIBOR + 1.50%), 3.40%, due 10/25/34	38	(e)
	37	Long Beach Mortgage Loan Trust, Ser. 2004-4, Class M1, (1 month USD LIBOR + 0.90%), 2.80%, due 10/25/34	37	(e)
	100	Morgan Stanley Home Equity Loan Trust, Ser. 2005-1, Class M4, (1 month USD LIBOR + 1.05%), 2.95%, due 12/25/34	100	(e)
	66	Navient Student Loan Trust, Ser. 2017-4A, Class A1, (1 month USD LIBOR + 0.24%), 2.14%, due 9/27/66	66	(e)(h)
	100	Verizon Owner Trust, Ser. 2016-2A, Class A, 1.68%, due 5/20/21	99	(h)
	16	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Ser. 2004-1, Class 2A1, (1 month USD LIBOR + 0.30%), 2.20%, due 4/25/34	16	(e)
		Total Asset-Backed Securities (Cost $919)	916
Foreign Government Securities 15.7%
AUD	85	Australia Government Bond, 3.00%, due 3/21/47	61	(j)
	$30	Bolivian Government International Bond, 4.50%, due 3/20/28	28	(h)
		Brazilian Government International Bond
	45	2.63%, due 1/5/23	42
	30	6.00%, due 4/7/26	32
	25	5.63%, due 2/21/47	24
		Colombia Government International Bond
	30	4.00%, due 2/26/24	30
	20	3.88%, due 4/25/27	19
	20	5.00%, due 6/15/45	20
		Dominican Republic International Bond
	30	5.88%, due 4/18/24	31	(h)
	25	6.88%, due 1/29/26	27	(h)
	20	6.85%, due 1/27/45	21	(h)
	30	Guatemala Government Bond, 4.38%, due 6/5/27	29	(h)
	30	Hungary Government International Bond, 7.63%, due 3/29/41	42
		Indonesia Government International Bond
	70	3.70%, due 1/8/22	70	(h)
	20	4.35%, due 1/8/27	20	(h)
EUR	145	Italy Buoni Poliennali Del Tesoro, 2.95%, due 9/1/38	186	(j)
	$70	Kazakhstan Government International Bond, 5.13%, due 7/21/25	75	(h)
		Mexico Government International Bond
	30	4.15%, due 3/28/27	30
	30	4.35%, due 1/15/47	26
		Morocco Government International Bond
	30	4.25%, due 12/11/22	30	(h)
	20	5.50%, due 12/11/42	21	(h)
	25	Namibia International Bond, 5.25%, due 10/29/25	24	(h)

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Oman Government International Bond
	$30	3.88%, due 3/8/22	$29	(h)
	20	5.38%, due 3/8/27	19	(h)
	20	6.50%, due 3/8/47	18	(h)
		Panama Government International Bond
	30	3.75%, due 3/16/25	30
	20	3.88%, due 3/17/28	20
	20	4.50%, due 5/15/47	19
	30	Paraguay Government International Bond, 4.70%, due 3/27/27	30	(h)
		Qatar Government International Bond
	30	2.38%, due 6/2/21	29	(h)
	20	3.25%, due 6/2/26	19	(h)
	20	4.63%, due 6/2/46	19	(h)
ZAR	1,790	Republic of South Africa Government Bond, 6.50%, due 2/28/41	109
		Republic of South Africa Government International Bond
	$30	4.88%, due 4/14/26	29
	20	4.30%, due 10/12/28	18
	20	5.00%, due 10/12/46	18
	25	Romanian Government International Bond, 6.13%, due 1/22/44	29	(h)
		Saudi Government International Bond
	30	2.38%, due 10/26/21	29	(h)
	20	3.25%, due 10/26/26	18	(h)
	20	4.50%, due 10/26/46	18	(h)
	45	Serbia International Bond, 4.88%, due 2/25/20	46	(h)
EUR	80	Spain Government Bond, 2.90%, due 10/31/46	109	(j)
	$50	Trinidad & Tobago Government International Bond, 4.50%, due 8/4/26	51	(h)
		Turkey Government International Bond
	30	6.25%, due 9/26/22	32
	30	6.00%, due 3/25/27	30
	20	5.75%, due 5/11/47	17
		Uruguay Government International Bond
	30	4.38%, due 10/27/27	30
	30	5.10%, due 6/18/50	29
		Total Foreign Government Securities (Cost $1,802)	1,732
NUMBER OF SHARES
Short-Term Investments 3.0%
Investment Companies 3.0%
	333,013	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(k) (Cost $333)	333	(f)
		Total Investments 119.6% (Cost $13,473)	13,195
		Liabilities Less Other Assets (19.6)%	(2,163	)(l)
		Net Assets 100.0%	$11,032

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (Unaudited) (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

  AUD = Australian Dollar

  EUR = Euro

  GBP = Pound Sterling

  ZAR = South African Rand

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR = London Interbank Offered Rate

  ICE = intercontinental Exchange

(f)  All or a portion of this security is segregated in connection with obligations for to be announced securities and futures with a total value of approximately $2,627,000.

(g)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2018.

(h)  Securities were purchased under Rule 144A of the 1933 Act, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $1,336,000, which represents 12.1% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(i)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2018 amounted to approximately $2,222,000, which represents 20.1% of net assets of the Fund.

(j)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2018 amounted to approximately $1,080,000, which represents 9.8% of net assets of the Fund.

(k)  Represents 7-day effective yield as of April 30, 2018.

(l)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	4	Brazilian Real	$113,880	$(80)
6/2018	4	Australian Bond, 10 Year	385,138	1,058
6/2018	4	Mexican Peso	106,080	260
6/2018	9	U.S. Treasury Note, 10 Year	1,076,625	(4,125)
6/2018	9	U.S. Treasury Note, 5 Year	1,021,570	(5,742)
Total Long Positions			$2,703,293	$(8,629)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	3	Euro-Bund	$(575,083)	$(918)
6/2018	1	Euro-Buxl Bond, 30 Year	(197,491)	(3,623)
6/2018	1	Euro-OAT	(185,741)	(2,536)
6/2018	1	Australian Dollar	(75,300)	746
6/2018	5	Euro	(757,688)	18,685
6/2018	2	Pound Sterling	(172,200)	2,363
6/2018	8	U.S. Treasury Note, 10 Year	(1,023,125)	(1,458)
6/2018	1	U.S. Treasury Long Bond	(143,844)	(41)
6/2018	1	U.S. Treasury Ultra Long Bond	(157,125)	2,280
6/2018	3	U.K. Long Gilt Bond	(504,946)	(4,681)
Total Short Positions			$(3,792,543)	$10,817
Total Futures				$2,188

At April 30, 2018, the Fund received cash collateral of $2,453 for margin requirements on open futures. The Fund had securities pledged in the amount of $99,898 to cover collateral requirements on open futures.

For the the six months ended April 30, 2018, the average notional value of futures for the Fund was $2,041,624 for long positions and $(2,445,162) for short positions.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (Unaudited) (cont'd)

Credit default swap contracts ("credit default swaps")

At April 30, 2018, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount	Financing Rate Received by the Fund		Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	CDX North American High Yield Index, Ser. 29 V.1	$525,000	5.00	%(a)	12/20/2022	$37,224	$981	$3,063	$41,268
ICE Clear Credit LLC	CDX Emerging Markets Index, Ser. 27 V.2	349,200	1.00	%(a)	6/20/2022	(13,974)	12,944	407	(623)
Total						$23,250	$13,925	$3,470	$40,645

(a)  Payment frequency — quarterly.

For the the six months ended April 30, 2018, the average notional value of credit default swaps for the Fund was $792,189 for sell protection.

Interest rate swap contracts ("interest rate swaps")

At April 30, 2018, the Fund had outstanding centrally cleared interest rate swaps as follows:

Clearinghouse	Notional Amount	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)(b)	Accrued Net Interest Receivable/ Payable	Value
CME Group, Inc	$400,000	Receive	3-month USD LIBOR(a)	2.90	%(b)	2/27/2028	$3,355	$(695)	$2,660
CME Group, Inc	65,000	Receive	3-month USD LIBOR(a)	2.90	%(b)	3/16/2028	569	(57)	512
CME Group, Inc	125,000	Receive	3-month USD LIBOR(a)	2.43	%(b)	12/7/2027	5,970	(827)	5,143
	Total						$9,894	$(1,579)	$8,315

(a)  Payment frequency — quarterly.

(b)  Payment frequency — semi-annually.

LIBOR = London Interbank Offered Rate

For the the six months ended April 30, 2018, the average notional value of interest rate swaps for the Fund was $394,766 when the Fund paid the fixed rate.

At April 30, 2018, the Fund had $37,882 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$1,619	$—	$1,619
Mortgage-Backed Securities(a)	—	4,762	—	4,762
Corporate Bonds(a)	—	3,833	—	3,833
Asset-Backed Securities	—	916	—	916
Foreign Government Securities	—	1,732	—	1,732
Short-Term Investments	—	333	—	333
Total Investments	$—	$13,195	$—	$13,195

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$25	$—	$—	$25
Liabilities	(23)	—	—	(23)
Swaps
Assets	—	50	—	50
Liabilities	—	(1)	—	(1)
Total	$2	$49	$—	$51

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited)
April 30, 2018

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds 26.8%
Argentina 1.4%
	Aeropuertos Argentina 2000 SA
$150	6.88%, due 2/1/27	$156	(b)
200	6.88%, due 2/1/27	208	(c)
500	Agua y Saneamientos Argentinos SA, 6.63%, due 2/1/23	486	(c)
206	Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%,	224	(b)
	due 7/27/23
86	Genneia SA, 8.75%, due 1/20/22	92	(b)
	Pampa Energia SA
257	7.38%, due 7/21/23	269	(b)
324	7.50%, due 1/24/27	329	(c)
234	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/25	228	(b)
667	Tecpetrol SA, 4.88%, due 12/12/22	645	(b)
150	Transportadora de Gas del Sur SA, 6.75%, due 5/2/25	150	(b)(d)(e)
	YPF SA
83	(BADLARPP + 4.00%, Floor 18.00%), 26.56%, due 7/7/20	64	(c)(f)
200	8.75%, due 4/4/24	220	(c)
200	8.50%, due 7/28/25	218	(c)
206	7.00%, due 12/15/47	183	(b)
		3,472
Azerbaijan 0.5%
	Southern Gas Corridor CJSC
1,000	6.88%, due 3/24/26	1,092	(c)(g)
200	6.88%, due 3/24/26	219	(c)
		1,311
Belarus 0.2%
	Eurotorg LLC Via Bonitron DAC
200	8.75%, due 10/30/22	202	(c)
200	8.75%, due 10/30/22	202	(b)
		404
Brazil 3.4%
	Banco do Brasil SA
260	4.88%, due 4/19/23	258	(b)
284	4.63%, due 1/15/25	273	(b)
200	(10 year CMT + 6.36%), 9.00%, due 6/29/49	212	(c)(f)
	CSN Resources SA
758	6.50%, due 7/21/20	737	(c)
222	7.63%, due 2/13/23	211	(b)
200	Gol Finance, Inc., 7.00%, due 1/31/25	192	(c)
200	GTL Trade Finance, Inc./Gerdau Holdings, Inc., 5.89%, due 4/29/24	211	(c)
365	Itau Unibanco Holding SA, (5 year CMT + 3.86%), 6.50%, due 12/31/99	358	(b)(f)
	JBS Investments GmbH
400	7.75%, due 10/28/20	407	(c)
200	7.25%, due 4/3/24	197	(c)
259	Light Servicos de Eletricidade SA/Light Energia SA, 7.25%, due 5/3/23	261	(b)(d)(e)
276	MARB BondCo PLC, 6.88%, due 1/19/25	259	(b)
850	Marfrig Holdings Europe BV, 8.00%, due 6/8/23	860	(c)(g)
254	Minerva Luxembourg SA, 6.50%, due 9/20/26	240	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Petrobras Global Finance BV
$616	7.38%, due 1/17/27	$661
686	6.00%, due 1/27/28	668	(b)
200	6.88%, due 1/20/40	192
267	Rede D'or Finance Sarl, 4.95%, due 1/17/28	247	(b)
200	Rumo Luxembourg Sarl, 7.38%, due 2/9/24	212	(b)
	Vale Overseas Ltd.
117	8.25%, due 1/17/34	150
150	6.88%, due 11/21/36	174
600	VM Holding SA Co., 5.38%, due 5/4/27	601	(c)
200	Votorantim Cimentos SA, 7.25%, due 4/5/41	218	(c)
400	Vrio Finco 1 LLC/Vrio Finco 2, Inc., 6.25%, due 4/4/23	403	(b)
		8,202
Canada 0.1%
343	Gran Tierra Energy Int'l Holdings Ltd., 6.25%, due 2/15/25	327	(b)
20	Nexen, Inc., 5.88%, due 3/10/35	23
		350
Chile 0.7%
422	Banco de Credito e Inversiones, 3.50%, due 10/12/27	390	(b)(g)
200	Celulosa Arauco y Constitucion SA, 5.50%, due 11/2/47	202	(b)
390	Cencosud SA, 4.38%, due 7/17/27	370	(b)(g)
200	Colbun SA, 3.95%, due 10/11/27	190	(b)
389	Geopark Ltd., 6.50%, due 9/21/24	387	(b)
250	SACI Falabella, 3.75%, due 10/30/27	234	(c)
		1,773
China 3.4%
212	Alibaba Group Holding Ltd., 4.20%, due 12/6/47	199
200	Chalieco Hong Kong Corp. Ltd., (3 year CMT + 8.29%), 5.70%, due 12/29/49	201	(c)(f)
400	Charming Light Investments Ltd., 4.38%, due 12/21/27	375	(c)
	China Evergrande Group
400	8.25%, due 3/23/22	397	(c)
300	9.50%, due 3/29/24	301	(c)
200	8.75%, due 6/28/25	192	(c)
	China Minmetals Corp.
210	(3 year CMT + 6.07%), 4.45%, due 12/31/99	208	(c)(f)
416	(5 year CMT + 4.72%), 3.75%, due 12/31/99	391	(c)(f)
200	China Overseas Finance Cayman VI Ltd., 6.45%, due 6/11/34	235	(c)
300	China SCE Property Holdings Ltd., 5.88%, due 3/10/22	278	(c)
	CNAC HK Finbridge Co. Ltd.
200	3.50%, due 7/19/22	193	(c)
210	4.63%, due 3/14/23	210	(c)
200	CNOOC Finance 2015 USA LLC, 3.50%, due 5/5/25	191
200	CNRC Capitale Ltd., (5 year CMT + 6.08%), 3.90%, due 12/31/99	192	(c)(f)
	Country Garden Holdings Co. Ltd.
200	4.75%, due 7/25/22	198	(c)
200	5.63%, due 12/15/26	201	(c)
201	Dianjian Int'l Finance Ltd., (5 year CMT + 6.93%), 4.60%, due 12/31/99	198	(c)(f)
300	Franshion Brilliant Ltd., (5 year USD Swap + 3.86%), 5.75%, due 12/29/49	294	(c)(f)
400	Golden Eagle Retail Group Ltd., 4.63%, due 5/21/23	360	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$400	Greenland Global Investment Ltd., 5.25%, due 2/12/21	$389	(c)
	300	HeSteel Hong Kong Co. Ltd., 4.25%, due 4/7/20	296	(c)
		Huarong Finance 2017 Co. Ltd.
	400	(5 year CMT + 7.77%), 4.50%, due 12/31/99	390	(c)(f)
	200	(5 year CMT + 6.98%), 4.00%, due 12/31/99	190	(c)(f)
	250	Industrial & Commercial Bank of China Ltd., 3.54%, due 11/8/27	235
	200	Longfor Properties Co. Ltd., 3.88%, due 7/13/22	194	(c)
	600	Proven Honour Capital Ltd., 4.13%, due 5/19/25	572	(c)
	312	Sinopec Group Overseas Development 2017 Ltd., 3.25%, due 9/13/27	288	(b)
		Sunac China Holdings Ltd.
	300	6.88%, due 8/8/20	298	(c)
	250	8.35%, due 4/19/23	244	(c)
	200	Weichai International Hong Kong Energy Group Co. Ltd., (5 year CMT + 6.08%), 3.75%, due 12/31/99	189	(c)(f)
	200	Wisdom Glory Group Ltd., (3 year CMT + 8.67%), 5.25%, due 12/31/99	196	(c)(f)
			8,295
Colombia 1.2%
	200	Banco de Bogota SA, 5.38%, due 2/19/23	204	(c)
	304	Bancolombia SA, (5 year CMT + 2.93%), 4.88%, due 10/18/27	293	(f)
		Ecopetrol SA
	300	7.38%, due 9/18/43	342	(g)
	200	5.88%, due 5/28/45	193
		Empresas Publicas de Medellin ESP
COP	1,278,000	8.38%, due 2/1/21	470	(c)(g)
COP	807,000	7.63%, due 9/10/24	292	(b)
COP	1,600,000	8.38%, due 11/8/27	592	(b)
COP	437,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/24	160	(b)
	$300	Grupo Aval Ltd., 4.75%, due 9/26/22	298	(c)
	100	SUAM Finance B.V., 4.88%, due 4/17/24	102	(c)
			2,946
Ghana 0.2%
		Tullow Oil PLC
	200	6.25%, due 4/15/22	203	(c)
	210	7.00%, due 3/1/25	213	(b)
			416
Guatemala 0.5%
	200	Cementos Progreso Trust, 7.13%, due 11/6/23	209	(b)
	250	Central American Bottling Corp., 5.75%, due 1/31/27	256	(b)
	800	Comunicaciones Celulares SA via Comcel Trust, 6.88%, due 2/6/24	830	(c)
			1,295
Hong Kong 1.5%
	250	Bank of East Asia Ltd, (5 year CMT + 3.83%), 5.50%, due 12/29/49	249	(c)(f)
	200	CLP Power HK Finance Ltd., (6 month USD LIBOR + 2.30%), 4.25%, due 5/29/49	199	(c)(f)
	500	Fita Int'l Ltd., 7.00%, due 2/10/20	526	(c)
	200	HLP Finance Ltd., 4.45%, due 4/16/21	203	(c)
	400	Melco Resorts Finance Ltd., 4.88%, due 6/6/25	374	(b)
	200	NWD Finance BVI Ltd., 5.75%, due 12/29/49	182	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$300	PCPD Capital Ltd., 4.75%, due 3/9/22	$296	(c)
1,150	Studio City Co. Ltd., 7.25%, due 11/30/21	1,197	(c)
	WTT Investment Ltd.
200	5.50%, due 11/21/22	195	(b)
200	5.50%, due 11/21/22	195	(c)
		3,616
India 1.3%
	ABJA Investment Co. Pte Ltd.
200	5.95%, due 7/31/24	200	(c)
200	5.45%, due 1/24/28	181	(c)
200	Azure Power Energy Ltd., 5.50%, due 11/3/22	196	(b)
500	Bharti Airtel Int'l Netherlands BV, 5.13%, due 3/11/23	503	(c)(g)
212	Greenko Dutch BV, 4.88%, due 7/24/22	206	(b)
400	IDBI Bank Ltd./DIFC Dubai, 4.25%, due 11/30/20	399	(c)
400	JSW Steel Ltd., 5.25%, due 4/13/22	397	(c)
250	Reliance Industries Ltd., 4.88%, due 2/10/45	251	(b)
	Vedanta Resources PLC
200	6.38%, due 7/30/22	201	(c)
200	6.38%, due 7/30/22	201	(b)
200	7.13%, due 5/31/23	204	(c)
323	Yes Bank Ifsc Banking Unit Branch, 3.75%, due 2/6/23	313	(c)
		3,252
Indonesia 0.7%
400	Indika Energy Capital III Pte Ltd., 5.88%, due 11/9/24	376	(c)
400	Indo Energy Finance II BV, 6.38%, due 1/24/23	394	(c)(g)
450	Perusahaan Gas Negara Persero Tbk, 5.13%, due 5/16/24	461	(c)
450	Star Energy Geothermal Wayang Windu Ltd., 6.75%, due 4/24/33	434	(b)
		1,665
Israel 0.2%
200	Israel Electric Corp. Ltd., 5.00%, due 11/12/24	205	(c)
	Teva Pharmaceutical Finance Netherlands III BV
200	2.80%, due 7/21/23	168
200	3.15%, due 10/1/26	159
		532
Jamaica 0.4%
	Digicel Group Ltd.
600	8.25%, due 9/30/20	536	(c)
300	7.13%, due 4/1/22	244	(c)
300	Digicel Ltd., 6.00%, due 4/15/21	286	(c)
		1,066
Kazakhstan 1.3%
200	Halyk Savings Bank of Kazakhstan JSC, 7.25%, due 1/28/21	217	(c)
450	Kazkommertsbank JSC, 5.50%, due 12/21/22	449	(c)
	KazMunayGas National Co. JSC
600	7.00%, due 5/5/20	640	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$200	4.75%, due 4/24/25	$199	(b)
	299	5.38%, due 4/24/30	299	(b)
	200	5.75%, due 4/19/47	191	(b)
	560	5.75%, due 4/19/47	536	(c)
	225	6.38%, due 10/24/48	230	(b)
	250	Nostrum Oil & Gas Finance BV, 8.00%, due 7/25/22	254	(b)
			3,015
Korea 0.7%
	316	Hanwha Life Insurance Co. Ltd., (5 year CMT + 2.00%), 4.70%, due 4/23/48	313	(b)(f)
	200	Hyundai Capital Services, Inc., 3.75%, due 3/5/23	196	(b)
	200	Shinhan Bank Co. Ltd., 3.88%, due 3/24/26	191	(b)
	200	SK Telecom Co. Ltd., 3.75%, due 4/16/23	199	(b)
		Woori Bank
	200	4.75%, due 4/30/24	203	(b)
	300	4.75%, due 4/30/24	303	(c)
	200	(5 year CMT + 3.31%), 4.50%, due 12/29/49	194	(b)(f)
			1,599
Kuwait 0.2%
	200	Kuwait Projects Co. SPC Ltd., 4.50%, due 2/23/27	192	(c)
	200	NBK Tier 1 Financing Ltd., (6 year USD Swap + 4.12%), 5.75%, due 12/29/49	203	(c)(f)
			395
Macau 0.1%
	200	Wynn Macau Ltd., 4.88%, due 10/1/24	196	(c)
Mexico 3.5%
	200	Alfa SAB de CV, 6.88%, due 3/25/44	204	(c)
	300	Banco Inbursa SA Institucion de Banca Multiple, 4.38%, due 4/11/27	285	(c)
	200	Banco Mercantil del Norte SA, (10 year CMT + 5.35%), 7.63%, due 12/31/99	206	(c)(f)
	200	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, (5 year CMT + 4.58%), 5.95%, due 1/30/24	203	(c)(f)
	220	BBVA Bancomer SA, (5 year CMT + 2.65%), 5.13%, due 1/18/33	208	(b)(f)
	300	Cemex SAB de CV, 7.75%, due 4/16/26	329	(c)
	370	Cometa Energia SA, de CV 6.38%, due 4/24/35	363	(b)
MXN	6,480	Comision Federal de Electricidad, Ser. 14-2, 7.35%, due 11/25/25	318
	$403	Cydsa SAB de CV, 6.25%, due 10/4/27	387	(b)
	300	Elementia SAB de CV, 5.50%, due 1/15/25	296	(c)
	200	Infraestructura Energetica Nova SAB de CV, 4.88%, due 1/14/48	183	(b)
	200	Mexichem SAB de CV, 5.88%, due 9/17/44	192	(c)
	409	Mexico City Airport Trust, 5.50%, due 7/31/47	363	(b)
		Petroleos Mexicanos
MXN	13,180	7.19%, due 9/12/24	634	(c)
	$41	6.88%, due 8/4/26	44
MXN	33,443	Ser. 14-2, 7.47%, due 11/12/26	1,579
	$250	6.50%, due 3/13/27	258
	222	5.35%, due 2/12/28	211	(b)
	750	6.50%, due 6/2/41	718
	92	6.75%, due 9/21/47	89
	299	6.35%, due 2/12/48	274	(c)
	120	6.35%, due 2/12/48	110	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	$500	PLA Administradora Industrial S de RL de CV, 5.25%, due 11/10/22	$506	(c)
	200	Sigma Alimentos SA de CV, 4.13%, due 5/2/26	190	(c)
	211	Unifin Financiera SAB de CV SOFOM ENR, 7.38%, due 2/12/26	205	(b)
			8,355
	Nigeria 0.3%
	200	SEPLAT Petroleum Development Co. PLC 9.25%, due 4/1/23	202	(b)
	400	Zenith Bank PLC, 7.38%, due 5/30/22	412	(c)
			614
	Oman 0.1%
	242	Oztel Holdings SPC Ltd., 6.63%, due 4/24/28	235	(b)
	Panama 0.2%
	400	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/27	396	(b)
	Peru 0.8%
	100	BBVA Banco Continental SA, (5 year CMT + 2.75%), 5.25%, due 9/22/29	104	(c)(f)
	225	Fenix Power Peru SA, 4.32%, due 9/20/27	217	(b)
PEN	843	Fondo MIVIVIENDA SA, 7.00%, due 2/14/24	284	(b)
	$205	Inkia Energy Ltd., 5.88%, due 11/9/27	196	(b)
	200	Orazul Energy Egenor S en C por A, 5.63%, due 4/28/27	188	(b)
	239	Peru LNG Srl, 5.38%, due 3/22/30	238	(b)
	200	Petroleos del Peru SA, 4.75%, due 6/19/32	190	(b)
	250	Southern Copper Corp., 6.75%, due 4/16/40	301
	200	Volcan Cia Minera SAA, 5.38%, due 2/2/22	206	(c)
			1,924
	Qatar 0.0%(h)
	100	Nakilat, Inc., 6.07%, due 12/31/33	111	(c)
	Russia 1.0%
		Credit Bank of Moscow Via CBOM Finance PLC
	319	5.88%, due 11/7/21	310	(b)(g)
	200	5.55%, due 2/14/23	186	(b)
	250	(5 year USD Swap + 5.42%), 7.50%, due 10/5/27	213	(c)(f)
	300	Evraz Group SA, 5.38%, due 3/20/23	295	(c)
	250	GTH Finance BV 6.25%, due 4/26/20	254	(c)
	200	GTLK Europe DAC, 5.95%, due 7/19/21	200	(c)
	200	Petropavlovsk 2016 Ltd., 8.13%, due 11/14/22	183	(b)
	200	Sberbank of Russia Via SB Capital SA, 5.13%, due 10/29/22	198	(c)
	205	SCF Capital Ltd., 5.38%, due 6/16/23	202	(b)
	300	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/25	324	(c)
			2,365
	Singapore 0.2%
	200	Oversea-Chinese Banking Corp. Ltd., 4.25%, due 6/19/24	200	(c)
	250	Parkway Pantai Ltd., (5 year CMT + 4.43%), 4.25%, due 12/31/99	241	(c)(f)
			441
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
South Africa 0.8%
$400	Eskom Holdings SOC Ltd., 7.13%, due 2/11/25	$408	(b)
200	FirstRand Bank Ltd., (5 year USD Swap + 3.56%), 6.25%, due 4/23/28	201	(c)(f)
400	Gold Fields Orogen Holdings BVI Ltd., 4.88%, due 10/7/20	404	(c)
518	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/22	545	(b)
250	Petra Diamonds US Treasury PLC, 7.25%, due 5/1/22	250	(c)
280	Stillwater Mining Co., 7.13%, due 6/27/25	283	(b)
		2,091
Supranational 0.1%
205	Banque Ouest Africaine de Developpement, 5.00%, due 7/27/27	201	(b)
Thailand 0.3%
200	Krung Thai Bank PCL, (5 year CMT + 3.54%), 5.20%, due 12/26/24	203	(c)(f)
200	PTT PCL, 4.50%, due 10/25/42	196	(c)
200	Thaioil Treasury Center Co. Ltd., 3.63%, due 1/23/23	197	(c)
		596
Turkey 0.8%
200	Akbank TAS, 5.13%, due 3/31/25	190	(b)
200	Finansbank AS, 4.88%, due 5/19/22	191	(c)
350	KOC Holding AS, 5.25%, due 3/15/23	352	(c)
	TC Ziraat Bankasi AS
200	4.25%, due 7/3/19	199	(c)
200	5.13%, due 5/3/22	195	(b)
200	5.13%, due 9/29/23	191	(b)
200	Turkcell Iletisim Hizmetleri, AS 5.80%, due 4/11/28	195	(b)
300	Turkiye Garanti Bankasi AS, (5 year USD Swap + 4.22%), 6.13%, due 5/24/27	290	(b)(f)
200	Yapi ve Kredi Bankasi AS, 5.85%, due 6/21/24	192	(b)
		1,995
United Arab Emirates 0.3%
	Abu Dhabi Crude Oil Pipeline LLC
285	3.65%, due 11/2/29	266	(b)
283	4.60%, due 11/2/47	266	(b)
200	ADCB Finance Cayman Ltd., 4.00%, due 3/29/23	197	(b)
		729
Venezuela 0.4%
	Petroleos de Venezuela SA
748	6.00%, due 5/16/24	189	(c)(i)
1,631	6.00%, due 11/15/26	412	(c)(i)
650	5.38%, due 4/12/27	170	(c)(i)
785	5.38%, due 4/12/27	205	(c)(i)
		976
	Total Corporate Bonds (Cost $66,819)	64,829

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Foreign Government Securities 61.0%
Argentina 3.7%
ARS	1,471	Argentina Bonar Bonds, (BADLARPP + 2.00%), 24.84%, due 4/3/22	$73	(f)
ARS	14,356	Argentina Treasury Bill, 24.68%, due 9/14/18	716	(j)
ARS	1,500	Argentina Treasury Bond BONCER, 2.50%, due 7/22/21	99
		Argentine Bonos del Tesoro
ARS	10,656	21.20%, due 9/19/18	517
ARS	5,210	18.20%, due 10/3/21	243
		Argentine Republic Government International Bond
EUR	1,971	7.82%, due 12/31/33	2,622	(g)
EUR	256	2.26%, due 12/31/38	210	(k)
EUR	2,254	2.26%, due 12/31/38	1,864	(g)(k)
	$497	6.88%, due 1/11/48	442
		Bonos de la Nacion Argentina con Ajuste por CER
ARS	11,496	3.75%, due 2/8/19	589
ARS	12,000	4.00%, due 3/6/20	608
ARS	16,945	City of Buenos Aires Argentina, (BADLARPP + 3.25%, Floor 22.25%), 26.09%, due 3/29/24	811	(f)
EUR	130	Provincia de Buenos Aires, 5.38%, due 1/20/23	162	(c)
			8,956
Azerbaijan 0.9%
		State Oil Co. of the Azerbaijan Republic
	$1,400	4.75%, due 3/13/23	1,395	(c)(g)
	560	6.95%, due 3/18/30	602	(c)
	200	6.95%, due 3/18/30	215	(c)
			2,212
Bahrain 0.2%
	483	Bahrain Government International Bond, 6.75%, due 9/20/29	445	(c)
Belarus 0.1%
	200	Republic of Belarus International Bond, 6.20%, due 2/28/30	193	(c)
Belize 0.1%
	311	Belize Government International Bond, 4.94%, due 2/20/34	184	(c)
Bermuda 0.3%
		Bermuda Government International Bond
	400	4.85%, due 2/6/24	417	(c)
	200	3.72%, due 1/25/27	195	(c)
			612
Brazil 3.1%
BRL	1,425	Brazil Letras do Tesouro Nacional, 12.38%-15.19%, due 1/1/19	391	(j)
	$600	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	597	(c)
		Brazil Notas do Tesouro Nacional
BRL	10,567	Ser. F, 10.00%, due 1/1/21	3,159
BRL	9,326	Ser. F, 10.00%, due 1/1/23	2,764
BRL	840	Ser. F, 10.00%, due 1/1/27	244

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$370	Brazilian Government International Bond, 5.00%, due 1/27/45	$320
			7,475
Chile 0.4%
		Bonos de la Tesoreria de la Republica en pesos
CLP	205,000	5.00%, due 3/1/35	341
CLP	370,000	6.00%, due 1/1/43	693
			1,034
Colombia 1.9%
		Colombia Government International Bond
COP	423,000	4.38%, due 3/21/23	144
COP	921,000	9.85%, due 6/28/27	416
	$330	6.13%, due 1/18/41	373
	310	5.63%, due 2/26/44	332
	1,060	5.00%, due 6/15/45	1,049
		Colombian TES
COP	807,300	Ser. B, 7.00%, due 5/4/22	303	(g)
COP	1,923,200	Ser. B, 10.00%, due 7/24/24	827
COP	717,400	Ser. B, 6.25%, due 11/26/25	256
COP	799,700	Ser. B, 6.00%, due 4/28/28	276
COP	1,579,200	Ser. B, 7.75%, due 9/18/30	616
			4,592
Costa Rica 0.5%
		Costa Rica Government International Bond
	$720	7.00%, due 4/4/44	718	(c)
	480	7.16%, due 3/12/45	486	(c)
			1,204
Cote D'Ivoire 0.9%
		Ivory Coast Government International Bond
EUR	172	5.13%, due 6/15/25	219	(c)
EUR	126	5.25%, due 3/22/30	154	(c)
	$369	5.75%, due 12/31/32	353	(c)(k)
	1,460	5.75%, due 12/31/32	1,393	(c)(g)(k)
EUR	117	6.63%, due 3/22/48	143	(c)
			2,262
Croatia 0.9%
		Croatia Government International Bond
	$213	6.00%, due 1/26/24	232	(c)
EUR	653	3.00%, due 3/11/25	842	(c)
EUR	360	3.00%, due 3/20/27	455	(c)
EUR	488	2.75%, due 1/27/30	590	(c)
			2,119

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Dominican Republic 0.0%(h)
	$100	Dominican Republic International Bond, 6.85%, due 1/27/45	$103	(c)
Ecuador 0.3%
		Ecuador Government International Bond
	300	7.95%, due 6/20/24	282	(c)
	200	9.63%, due 6/2/27	196	(c)
	200	8.88%, due 10/23/27	189	(c)
			667
Egypt 1.2%
		Egypt Government International Bond
EUR	170	4.75%, due 4/16/26	205	(c)
EUR	154	5.63%, due 4/16/30	184	(c)
	$600	8.50%, due 1/31/47	642	(c)
	200	7.90%, due 2/21/48	202	(c)
		Egypt Treasury Bill
EGP	13,000	Ser. 273D, 2.00%, due 5/22/18	730	(j)
EGP	10,000	Ser. 364D, 3.68%, due 7/10/18	549	(j)
EGP	5,500	Ser. 364D, 7.20%, due 10/2/18	291	(j)
			2,803
El Salvador 0.2%
		El Salvador Government International Bond
	$42	6.38%, due 1/18/27	41	(c)
	67	8.63%, due 2/28/29	77	(c)
	100	7.65%, due 6/15/35	104	(c)
	250	7.63%, due 2/1/41	260	(c)
			482
Ghana 0.8%
		Ghana Government Bond
GHS	388	24.50%, due 4/22/19	92
GHS	194	24.00%, due 9/9/19	47
GHS	700	16.50%, due 3/22/21	155
GHS	2,066	24.75%, due 7/19/21	555
	$800	Ghana Government International Bond, 10.75%, due 10/14/30	1,034	(c)
			1,883
Hungary 1.5%
		Hungary Government Bond
HUF	196,700	1.75%, due 10/26/22	772
HUF	416,330	3.00%, due 6/26/24	1,717	(g)
HUF	106,880	3.00%, due 10/27/27	428
	$460	Hungary Government International Bond, 7.63%, due 3/29/41	647
			3,564

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Indonesia 4.7%
		Indonesia Government International Bond
EUR	570	3.75%, due 6/14/28	$785	(c)(g)
	$550	8.50%, due 10/12/35	771	(c)
	630	5.13%, due 1/15/45	638	(c)
		Indonesia Treasury Bond
IDR	3,500,000	7.88%, due 4/15/19	256
IDR	2,732,000	7.00%, due 5/15/22	199
IDR	10,400,000	8.38%, due 3/15/24	801	(g)
IDR	30,500,000	7.00%, due 5/15/27	2,209	(g)
IDR	9,975,000	9.00%, due 3/15/29	820
IDR	11,204,000	8.75%, due 5/15/31	904	(g)
IDR	3,500,000	7.50%, due 8/15/32	256
IDR	11,977,000	6.63%, due 5/15/33	815
IDR	11,044,000	8.38%, due 3/15/34	864	(g)
IDR	12,683,000	8.25%, due 5/15/36	977	(g)
IDR	11,500,000	7.50%, due 5/15/38	826
	$200	Perusahaan Penerbit SBSN Indonesia III, 4.40%, due 3/1/28	198	(c)
			11,319
Jamaica 0.1%
	200	Jamaica Government International Bond, 6.75%, due 4/28/28	221
Jordan 0.1%
	200	Jordan Government International Bond, 7.38%, due 10/10/47	195	(c)
Kenya 0.2%
		Kenya Government International Bond
	201	7.25%, due 2/28/28	207	(c)
	290	8.25%, due 2/28/48	299	(c)
			506
Lebanon 0.1%
		Lebanon Government International Bond
	87	6.85%, due 3/23/27	79	(c)
	281	6.65%, due 2/26/30	244	(c)
			323
Malaysia 4.0%
	1,000	1MDB Global Investments Ltd., 4.40%, due 3/9/23	953	(c)(g)
		Malaysia Government Bond
MYR	1,000	3.58%, due 9/28/18	255
MYR	6,399	3.49%, due 3/31/20	1,629	(g)
MYR	400	4.05%, due 9/30/21	103
MYR	500	3.80%, due 9/30/22	127
MYR	5,500	3.80%, due 8/17/23	1,389	(g)
MYR	2,300	4.18%, due 7/15/24	589
MYR	4,300	4.06%, due 9/30/24	1,103
MYR	1,500	3.96%, due 9/15/25	377
MYR	1,700	3.90%, due 11/16/27	424
MYR	1,835	4.23%, due 6/30/31	454

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
MYR	350	4.94%, due 9/30/43	$89
MYR	2,000	Malaysia Government Investment Issue, 4.07%, due 9/30/26	501
MYR	6,435	Malaysia Treasury Bill, 0.94%, due 5/25/18	1,637	(j)
			9,630
Mexico 3.8%
		Mexican Bonos
MXN	44,019	Ser. M, 6.50%, due 6/9/22	2,280
MXN	58,150	Ser. M20, 10.00%, due 12/5/24	3,538
MXN	5,053	Ser. M20, 7.50%, due 6/3/27	270
MXN	1,278	Ser. M20, 8.50%, due 5/31/29	73
MXN	13,888	Ser. M20, 8.50%, due 5/31/29	796
MXN	3,473	Ser. M, 7.75%, due 5/29/31	188
MXN	3,634	Ser. M30, 8.50%, due 11/18/38	211
MXN	11,620	Ser. M, 7.75%, due 11/13/42	628
	$1,230	Mexico Government International Bond, 5.75%, due 10/12/10	1,212
			9,196
Mongolia 0.5%
		Mongolia Government International Bond
	400	10.88%, due 4/6/21	457	(c)
	300	5.63%, due 5/1/23	291	(c)
	200	8.75%, due 3/9/24	222	(c)
	242	8.75%, due 3/9/24	268	(c)
			1,238
Montenegro 0.1%
EUR	111	Montenegro Government International Bond, 3.38%, due 4/21/25	133	(c)
Nigeria 1.3%
NGN	105,000	Nigeria Government Bond 16.29%, due 3/17/27	342
		Nigeria Government International Bond
	$530	5.63%, due 6/27/22	539
	200	6.50%, due 11/28/27	202	(c)
	400	7.14%, due 2/23/30	409	(c)
	600	7.88%, due 2/16/32	646	(c)
		Nigeria Treasury Bill
NGN	230,000	Ser. 364D, 6.73%, due 8/2/18	621	(j)(l)
NGN	82,500	Ser. 364D, 16.90%, due 8/30/18	221	(j)
NGN	86,500	Ser. 364D, 18.87%, due 9/13/18	230	(j)
			3,210
Oman 0.5%
		Oman Government International Bond
	$430	5.63%, due 1/17/28	411	(c)
	352	6.50%, due 3/8/47	324	(c)
	615	6.75%, due 1/17/48	579	(c)
			1,314

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Paraguay 0.2%
		Paraguay Government International Bond
	$230	6.10%, due 8/11/44	$250	(c)
	200	5.60%, due 3/13/48	200	(c)
			450
Peru 1.8%
PEN	1,347	Peru Government Bond, 6.15%, due 8/12/32	434	(c)
		Peruvian Government International Bond
PEN	1,156	5.70%, due 8/12/24	379	(c)
PEN	1,641	5.70%, due 8/12/24	538	(b)
PEN	2,308	8.20%, due 8/12/26	862	(c)
PEN	622	6.35%, due 8/12/28	208	(b)
PEN	2,258	6.35%, due 8/12/28	753	(c)
EUR	684	3.75%, due 3/1/30	988	(g)
PEN	371	6.95%, due 8/12/31	129	(c)
			4,291
Philippines 0.1%
PHP	12,000	Philippine Government International Bond, 3.90%, due 11/26/22	223
Poland 3.0%
		Poland Government Bond
PLN	2,308	1.75%, due 7/25/21	655	(g)
PLN	1,861	5.75%, due 9/23/22	607
PLN	4,522	3.25%, due 7/25/25	1,322
PLN	1,100	2.50%, due 7/25/26	303
PLN	14,255	2.50%, due 7/25/27	3,884	(g)
PLN	2,144	2.75%, due 4/25/28	595
			7,366
Qatar 0.4%
		Qatar Government International Bond
	$200	3.88%, due 4/23/23	199	(c)
	625	4.50%, due 4/23/28	615	(c)
	213	5.10%, due 4/23/48	211	(c)
			1,025
Romania 0.2%
		Romanian Government International Bond
EUR	175	2.50%, due 2/8/30	208	(c)
EUR	260	3.88%, due 10/29/35	333	(c)
			541
Russia 4.7%
		Russian Federal Bond - OFZ
RUB	118,964	6.70%, due 5/15/19	1,893	(g)
RUB	61,234	6.80%, due 12/11/19	976	(g)
RUB	12,342	7.60%, due 7/20/22	202

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
RUB	4,556	7.00%, due 1/25/23	$73
RUB	239,448	7.75%, due 9/16/26	3,947	(g)
RUB	223,560	7.70%, due 3/23/33	3,641	(g)
	$600	Russian Foreign Bond - Eurobond, 5.25%, due 6/23/47	582	(c)
			11,314
Saudi Arabia 0.1%
	200	Saudi Government International Bond, 4.50%, due 4/17/30	197	(c)
Senegal 0.1%
	201	Senegal Government International Bond, 6.75%, due 3/13/48	189	(c)
Serbia 0.6%
		Serbia International Bond
	175	4.88%, due 2/25/20	178	(c)
	500	4.88%, due 2/25/20	509	(c)
	470	7.25%, due 9/28/21	519	(c)
	200	7.25%, due 9/28/21	221	(c)
			1,427
South Africa 5.4%
		Republic of South Africa Government Bond
ZAR	1,728	7.75%, due 2/28/23	139
ZAR	1,040	10.50%, due 12/21/26	95
ZAR	30,394	10.50%, due 12/21/26	2,786	(g)
ZAR	26,888	8.00%, due 1/31/30	2,063	(g)
ZAR	1,500	8.50%, due 1/31/37	115
ZAR	27,121	9.00%, due 1/31/40	2,168	(g)
ZAR	23,970	8.75%, due 1/31/44	1,859	(g)
ZAR	35,908	8.75%, due 2/28/48	2,792	(g)
		Republic of South Africa Government International Bond
	$207	4.30%, due 10/12/28	190
	873	5.65%, due 9/27/47	837
			13,044
Sri Lanka 1.8%
		Sri Lanka Government Bonds
LKR	130,000	Ser. A, 11.50%, due 12/15/21	865
LKR	14,000	Ser. A, 10.00%, due 3/15/23	88
LKR	93,000	11.00%, due 6/1/26	611
LKR	32,000	Ser. A, 11.50%, due 8/1/26	215
LKR	74,000	Ser. A, 11.75%, due 6/15/27	505
		Sri Lanka Government International Bond
	$700	5.88%, due 7/25/22	706	(c)
	291	6.85%, due 11/3/25	297	(c)
	1,014	6.75%, due 4/18/28	1,009	(c)
			4,296

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Thailand 3.7%
		Bank of Thailand Bill
THB	35,000	0.51%, due 6/14/18	$1,107	(j)
THB	77,800	0.81%, due 8/30/18	2,455	(j)
THB	35,000	Ser. 364, 1.05%, due 12/6/18	1,100	(j)
		Thailand Government Bond
THB	24,828	3.88%, due 6/13/19	808
THB	4,000	3.63%, due 6/16/23	137
THB	19,457	3.85%, due 12/12/25	680
THB	10,500	2.13%, due 12/17/26	324
THB	4,400	4.88%, due 6/22/29	168
THB	38,000	3.65%, due 6/20/31	1,301	(g)
THB	14,500	3.40%, due 6/17/36	476
THB	12,700	Thailand Treasury Bill, 0.74%, due 7/4/18	402	(j)
			8,958
Tunisia 0.2%
EUR	460	Banque Centrale de Tunisie International Bond, 5.63%, due 2/17/24	565	(c)
Turkey 5.4%
		Export Credit Bank of Turkey
	$200	5.38%, due 2/8/21	200	(b)
	420	5.38%, due 10/24/23	411	(b)
	200	6.13%, due 5/3/24	199	(b)(e)
		Turkey Government Bond
TRY	1,489	7.40%, due 2/5/20	331
TRY	600	10.70%, due 2/17/21	138
TRY	1,909	9.20%, due 9/22/21	417	(g)
TRY	2,000	11.00%, due 3/2/22	460
TRY	1,336	8.50%, due 9/14/22	280
TRY	17,781	12.20%, due 1/18/23	4,255
TRY	2,503	3.00%, due 8/2/23	616
TRY	1,729	10.60%, due 2/11/26	390
TRY	10,982	11.00%, due 2/24/27	2,525
TRY	2,906	10.50%, due 8/11/27	651
		Turkey Government International Bond
	$280	4.25%, due 4/14/26	253
	250	4.88%, due 10/9/26	233
	620	6.00%, due 3/25/27	622
	322	5.13%, due 2/17/28	301
	347	6.13%, due 10/24/28	346
	450	4.88%, due 4/16/43	358
	200	5.75%, due 5/11/47	175
			13,161
Ukraine 0.6%
		Ukraine Government International Bond
	1,006	7.38%, due 9/25/32	928	(c)
	170	0.00%, due 5/31/40	115	(c)(m)
	286	0.00%, due 5/31/40	193	(b)(m)
	310	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/22	321	(b)
			1,557

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Uruguay 0.2%
	$235	Uruguay Government International Bond, 5.10%, due 6/18/50	$231
		Uruguay Monetary Regulation Bill
UYU	2,979	Ser. 0001, 5.35%, due 9/21/18	101	(j)
UYU	5,920	Ser. 0001, 7.91%, due 2/8/19	194	(j)
			526
Venezuela 0.0%(h)
	$372	Venezuela Government International Bond, 8.25%, due 10/13/24	106	(c)(i)
Zambia 0.1%
	220	Zambia Government International Bond, 8.97%, due 7/30/27	221	(c)
		Total Foreign Government Securities (Cost $146,557)	147,532
U.S. Treasury Obligations 1.4%
	3,400	U.S. Treasury Bill, 0.85%, due 8/2/18 (Cost $3,386)	3,384	(j)
NUMBER OF SHARES
Short-Term Investments 7.5%
Investment Companies 7.5%
	17,972,962	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(n) (Cost $17,973)	17,973	(g)
		Total Investments 96.7% (Cost $234,735)	233,718
		Other Assets Less Liabilities 3.3%	8,097	(o)
		Net Assets 100.0%	$241,815

(a)  Principal amount is stated in the currency in which the security is denominated.

ARS = Argentine Peso

BRL = Brazilian Real

CLP = Chilean Peso

COP = Colombian Peso

EGP = Egyptian Pound

EUR = Euro

GHS = Ghanaian Cedi

HUF = Hungarian Forint

IDR = Indonesian Rupiah

LKR = Sri Lanka Rupee

MXN = Mexican Peso

MYR = Malaysian Ringgit

NGN = Nigeria Naira

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RUB = Russian Ruble

THB = Thai Baht

TRY = Turkish Lira

UYU = Uruguayan Peso

ZAR = South African Rand

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $24,927,000, which represents 10.3% of net assets of the Fund. Securities denoted with a (b) but without a (d) have been deemed by the investment manager to be liquid.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2018 amounted to approximately $68,420,000, which represents 28.3% of net assets of the Fund.

(d)  Illiquid security.

(e)  When-issued security. Total value of all such securities at April 30, 2018 amounted to approximately $610,000, which represents 0.3% of net assets of the Fund.

(f)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

LIBOR = London Interbank Offered Rate

BADLARPP = Argentina Deposit Rates Badlar Private Banks

CMT = Constant Maturity Treasury

(g)  All or a portion of this security is segregated in connection for when-issued securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $68,614,000.

(h)  Represents less than 0.05% of net assets.

(i)  Defaulted security.

(j)  Rate shown was the discount rate at the date of purchase.

(k)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2018.

(l)  Value determined using significant unobservable inputs.

(m)  Currently a zero coupon security; will convert to variable in 2021 where it will be linked to the IMF Ukraine GDP Index.

(n)  Represents 7-day effective yield as of April 30, 2018.

(o)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Foreign Government*	$141,806	58.6%
Banks	15,628	6.5%
Oil & Gas	15,311	6.3%
Electric	5,430	2.3%
Telecommunications	5,185	2.1%
Real Estate	4,624	1.9%
Mining	3,433	1.4%
Iron — Steel	2,852	1.2%
Food	2,523	1.0%
Pipelines	2,231	0.9%
Diversified Financial Services	1,938	0.8%
Engineering & Construction	1,896	0.8%
Lodging	1,767	0.8%
Chemicals	1,174	0.5%
Retail	998	0.4%
Municipal	811	0.3%
Regional(state/province)	759	0.3%
Building Materials	756	0.3%
Energy — Alternate Sources	630	0.3%
Gas	572	0.2%
Holding Companies — Diversified	556	0.2%
Real Estate Investment Trusts	506	0.2%
Healthcare — Services	488	0.2%
Water	486	0.2%
Transportation	414	0.2%
Media	403	0.2%
Pharmaceuticals	327	0.1%
Insurance	313	0.1%
Metal Fabricate — Hardware	296	0.1%
Beverages	256	0.1%
Forest Products & Paper	202	0.1%
Multi-National	201	0.1%
Internet	199	0.1%
Investment Companies	197	0.1%
Auto Manufacturers	196	0.1%
Airlines	192	0.1%
Auto Parts & Equipment	189	0.1%
Short-Term Investments and Other Assets — Net	26,070	10.8%
	$241,815	100.0%

*Foreign governments do not constitute an industry.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	82	U.S. Treasury Note, 10 Year	$9,809,250	$(31,147)
6/2018	12	U.S. Treasury Note, 5 Year	1,362,094	(4,969)
Total Long Positions			$11,171,344	$(36,116)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	37	Euro-Bund	$(7,092,692)	$(59,366)
6/2018	10	Euro-Buxl Bond, 30 Year	(1,974,908)	(31,277)
6/2018	4	U.S. Treasury Long Bond	(575,375)	(2,755)
6/2018	37	U.S. Treasury Note, 10 Year	(4,426,125)	6,794
6/2018	4	U.S. Treasury Ultra Long Bond	(628,500)	(3,159)
Total Short Positions			$(14,697,600)	$(89,763)
Total Futures				$(125,879)

At April 30, 2018, the Fund had $656,542 deposited in a segregated account to cover margin requirements on open futures.

At April 30, 2018, the average notional value of futures for the Fund was $9,576,951 for long positions and $(21,924,695) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
225,772	USD	4,691,533	ARS	Citibank, N.A.	5/31/2018	$3,253
238,197	USD	4,943,881	ARS	Standard Chartered Bank	5/31/2018	3,710
581,156	USD	12,131,347	ARS	JPMorgan Chase Bank N.A.	6/13/2018	11,236
788,584	USD	2,735,833	BRL	Goldman Sachs International	5/7/2018	7,975
655,143	USD	2,154,175	BRL	Goldman Sachs International	6/1/2018	41,916
762,424	USD	2,536,051	BRL	Goldman Sachs International	6/1/2018	40,489
1,179,607	USD	4,134,875	BRL	Goldman Sachs International	6/1/2018	2,536
1,204,867	USD	1,533,435	CAD	Citibank, N.A.	6/19/2018	9,225
264,414	USD	157,178,359	CLP	Citibank, N.A.	5/2/2018	8,156
173,775	USD	103,345,907	CLP	Citibank, N.A.	5/2/2018	5,284

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
43,284	USD	26,218,622	CLP	Citibank, N.A.	5/2/2018	$538
590,599	USD	354,891,024	CLP	Goldman Sachs International	5/2/2018	11,998
582,833	USD	350,632,280	CLP	Goldman Sachs International	5/2/2018	11,175
1,428,375	USD	865,223,651	CLP	JPMorgan Chase Bank N.A.	5/2/2018	17,745
70,214	USD	41,814,791	CLP	JPMorgan Chase Bank N.A.	5/2/2018	2,041
154,646	USD	93,675,051	CLP	JPMorgan Chase Bank N.A.	5/2/2018	1,921
37,549	USD	22,745,037	CLP	JPMorgan Chase Bank N.A.	5/2/2018	466
159,973	USD	96,659,093	CLP	Goldman Sachs International	5/29/2018	2,395
5,500,000,000	COP	1,918,382	USD	Citibank, N.A.	5/10/2018	39,551
766,000,000	COP	269,598	USD	Goldman Sachs International	5/10/2018	3,089
6,469,479,510	COP	2,258,108	USD	Goldman Sachs International	6/7/2018	44,512
2,488,504	USD	6,796,103,680	COP	JPMorgan Chase Bank N.A.	5/4/2018	69,078
239,249	USD	667,258,820	COP	Goldman Sachs International	6/7/2018	1,758
88,455	USD	247,409,903	COP	JPMorgan Chase Bank N.A.	6/7/2018	397
1,144,929	EUR	30,575,340	CZK	Goldman Sachs International	9/27/2018	55,765
1,105,446	EUR	29,341,852	CZK	Goldman Sachs International	12/20/2018	45,148
431,730	EUR	11,531,503	CZK	Goldman Sachs International	12/20/2018	21,086
118,192	EUR	3,150,395	CZK	Goldman Sachs International	12/20/2018	5,461
124,559,314	CZK	4,876,857	EUR	Citibank, N.A.	5/7/2018	12,796
10,043,000	CZK	396,319	EUR	JPMorgan Chase Bank N.A.	5/7/2018	4,784
18,222,702	CZK	711,178	EUR	Citibank, N.A.	9/27/2018	1,959
314,228,945	HUF	1,003,285	EUR	JPMorgan Chase Bank N.A.	5/2/2018	2,008
303,119,198	HUF	967,037	EUR	Standard Chartered Bank	5/2/2018	999
303,127,470	HUF	967,911	EUR	JPMorgan Chase Bank N.A.	5/9/2018	2,123
129,532,597	HUF	414,809	EUR	Citibank, N.A.	6/8/2018	2,558
31,656,869	HUF	101,179	EUR	Goldman Sachs International	6/8/2018	387
1,311,111	PLN	310,243	EUR	Goldman Sachs International	5/14/2018	1,358
4,086,843	PLN	965,730	EUR	Standard Chartered Bank	5/14/2018	2,631
4,092,967	PLN	965,939	EUR	JPMorgan Chase Bank N.A.	6/14/2018	3,351
117,721	PLN	27,832	EUR	JPMorgan Chase Bank N.A.	6/14/2018	156
1,419,916	PLN	334,088	EUR	Citibank, N.A.	7/5/2018	463
1,163,166	RON	249,599	EUR	Citibank, N.A.	5/2/2018	8
4,541,456	RON	970,086	EUR	Citibank, N.A.	7/18/2018	1,802
9,399,857	RON	1,970,827	EUR	Citibank, N.A.	3/1/2019	8,650
5,142,233	RON	1,074,640	EUR	JPMorgan Chase Bank N.A.	3/7/2019	1,185
1,423,273	USD	1,157,723	EUR	Citibank, N.A.	5/3/2018	25,207
488,113	USD	393,812	EUR	Citibank, N.A.	5/3/2018	12,545
470,490	USD	382,151	EUR	Citibank, N.A.	5/3/2018	9,004
591,659	USD	485,009	EUR	Citibank, N.A.	5/3/2018	5,963
178,015	USD	146,892	EUR	Citibank, N.A.	5/3/2018	629
1,249,250	USD	1,011,874	EUR	Goldman Sachs International	5/3/2018	27,311
651,017	USD	524,493	EUR	Goldman Sachs International	5/3/2018	17,639
446,848	USD	361,749	EUR	Goldman Sachs International	5/3/2018	10,000
394,502	USD	318,444	EUR	Goldman Sachs International	5/3/2018	9,949
435,046	USD	352,488	EUR	Goldman Sachs International	5/3/2018	9,381
4,221,700	USD	3,380,000	EUR	JPMorgan Chase Bank N.A.	5/3/2018	140,014

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
11,261,121	USD	9,298,950	EUR	JPMorgan Chase Bank N.A.	5/3/2018	$31,713
271,873	USD	220,305	EUR	JPMorgan Chase Bank N.A.	5/3/2018	5,833
452,104	USD	365,870	EUR	Standard Chartered Bank	5/3/2018	10,280
188,470	USD	151,770	EUR	Standard Chartered Bank	5/3/2018	5,192
334,758	USD	270,000	EUR	Goldman Sachs International	7/5/2018	7,106
6,123,299	USD	4,960,000	EUR	Standard Chartered Bank	7/5/2018	104,205
1,795,921	EUR	564,330,819	HUF	Citibank, N.A.	5/2/2018	3,521
168,775	EUR	53,017,324	HUF	JPMorgan Chase Bank N.A.	5/2/2018	266
5,421,603,264	IDR	386,595	USD	JPMorgan Chase Bank N.A.	5/30/2018	1,757
5,421,603,264	IDR	387,340	USD	JPMorgan Chase Bank N.A.	5/30/2018	1,011
552,966	USD	7,653,597,645	IDR	JPMorgan Chase Bank N.A.	7/5/2018	7,049
103,701	USD	1,452,118,390	IDR	JPMorgan Chase Bank N.A.	7/5/2018	124
45,849,721	MXN	2,407,747	USD	Citibank, N.A.	5/7/2018	42,325
3,082,228	MXN	164,601	USD	Citibank, N.A.	5/7/2018	105
3,619,748	MXN	189,859	USD	JPMorgan Chase Bank N.A.	5/7/2018	3,569
13,143,312	MXN	701,901	USD	JPMorgan Chase Bank N.A.	5/7/2018	439
13,983,683	MXN	747,029	USD	Standard Chartered Bank	5/7/2018	217
141,409	USD	2,595,051	MXN	Citibank, N.A.	5/7/2018	2,738
573,905	USD	10,731,489	MXN	Citibank, N.A.	5/7/2018	447
836,073	USD	15,280,302	MXN	Goldman Sachs International	5/7/2018	19,539
601,831	USD	10,863,155	MXN	JPMorgan Chase Bank N.A.	5/7/2018	21,336
1,193,222	USD	4,622,304	MYR	Standard Chartered Bank	5/7/2018	18,460
476,860	USD	1,852,362	MYR	Goldman Sachs International	6/5/2018	7,987
49,329	USD	194,307	MYR	Goldman Sachs International	6/5/2018	146
510,621	USD	2,000,000	MYR	Standard Chartered Bank	6/5/2018	4,378
1,682,232	PEN	515,753	USD	JPMorgan Chase Bank N.A.	5/7/2018	1,311
1,122,445	PEN	344,298	USD	Standard Chartered Bank	5/7/2018	706
437,035	PEN	133,752	USD	Standard Chartered Bank	5/7/2018	578
312,527	USD	1,009,775	PEN	JPMorgan Chase Bank N.A.	5/7/2018	2,155
1,413,712	EUR	6,606,540	RON	Citibank, N.A.	5/2/2018	4,739
1,254,758	EUR	5,857,296	RON	Citibank, N.A.	5/7/2018	2,072
248,079	EUR	1,163,166	RON	Citibank, N.A.	7/18/2018	1
976,522	EUR	4,700,000	RON	Citibank, N.A.	3/1/2019	6,707
976,695	EUR	4,699,857	RON	Citibank, N.A.	3/1/2019	6,455
954,159	EUR	4,600,000	RON	Citibank, N.A.	3/7/2019	7,818
113,176	EUR	542,233	RON	Citibank, N.A.	3/7/2019	51
41,926,146	RUB	656,127	USD	Goldman Sachs International	6/13/2018	6,397
1,951,856	USD	113,242,798	RUB	Citibank, N.A.	5/29/2018	159,183
1,233,893	USD	71,738,532	RUB	Goldman Sachs International	5/29/2018	98,246
34,254	USD	1,955,107	RUB	Goldman Sachs International	5/29/2018	3,304
1,246,713	USD	70,931,717	RUB	JPMorgan Chase Bank N.A.	5/29/2018	123,838
1,120,252	USD	64,599,357	RUB	JPMorgan Chase Bank N.A.	5/29/2018	97,622
1,025,238	USD	58,966,547	RUB	JPMorgan Chase Bank N.A.	5/29/2018	91,776
133,979	USD	7,726,034	RUB	Standard Chartered Bank	5/29/2018	11,673
31,019	USD	1,761,542	RUB	Standard Chartered Bank	5/29/2018	3,133
4,051,116	USD	231,999,483	RUB	Goldman Sachs International	6/13/2018	385,023

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,201,338	USD	69,888,072	RUB	Goldman Sachs International	6/13/2018	$96,955
185,340	USD	10,637,286	RUB	Goldman Sachs International	6/13/2018	17,248
83,942	USD	5,310,500	RUB	Goldman Sachs International	6/13/2018	25
2,405,490	USD	3,148,549	SGD	JPMorgan Chase Bank N.A.	5/4/2018	30,973
1,223,484	USD	1,600,000	SGD	Standard Chartered Bank	6/5/2018	16,069
99,991	USD	3,142,596	THB	JPMorgan Chase Bank N.A.	5/7/2018	409
858,160	USD	26,790,042	THB	JPMorgan Chase Bank N.A.	6/13/2018	8,340
498,739	USD	15,505,699	THB	JPMorgan Chase Bank N.A.	7/18/2018	6,292
4,814,324	TRY	1,160,771	USD	Goldman Sachs International	6/18/2018	7,446
3,579,660	TRY	861,762	USD	Goldman Sachs International	6/18/2018	6,859
3,796,225	TRY	902,264	USD	JPMorgan Chase Bank N.A.	6/18/2018	18,907
3,482,828	USD	13,833,371	TRY	Citibank, N.A.	6/18/2018	126,098
706,077	USD	2,881,543	TRY	Goldman Sachs International	6/18/2018	6,858
265,876	USD	1,068,030	TRY	Goldman Sachs International	6/18/2018	6,714
1,165,020	USD	4,798,692	TRY	JPMorgan Chase Bank N.A.	6/18/2018	595
1,177,831	USD	14,139,964	ZAR	Goldman Sachs International	5/16/2018	45,455
590,258	USD	7,274,160	ZAR	Goldman Sachs International	5/16/2018	7,719
127,305	USD	1,543,156	ZAR	Goldman Sachs International	5/16/2018	3,724
202,193	USD	2,410,158	ZAR	JPMorgan Chase Bank N.A.	5/16/2018	9,179
979,058	USD	11,619,147	ZAR	Standard Chartered Bank	5/16/2018	48,558
Total unrealized appreciation						$2,559,718
32,252	ARS	1,549	USD	JPMorgan Chase Bank N.A.	5/31/2018	(19)
556,550	USD	12,216,283	ARS	Citibank, N.A.	6/13/2018	(17,360)
8,281,064	BRL	2,410,215	USD	Standard Chartered Bank	5/4/2018	(46,618)
398,909	BRL	124,776	USD	Citibank, N.A.	5/7/2018	(10,956)
682,911	BRL	209,437	USD	Goldman Sachs International	5/7/2018	(14,584)
1,151,806	BRL	356,663	USD	Goldman Sachs International	5/7/2018	(28,020)
502,207	BRL	153,179	USD	Standard Chartered Bank	5/7/2018	(9,885)
2,044,862	BRL	595,909	USD	Citibank, N.A.	6/1/2018	(13,800)
1,273,358	BRL	389,454	USD	Citibank, N.A.	6/1/2018	(26,968)
187,924	BRL	57,290	USD	Goldman Sachs International	6/1/2018	(3,794)
345,687	BRL	105,450	USD	Goldman Sachs International	6/1/2018	(7,044)
991,713	BRL	289,365	USD	Goldman Sachs International	6/1/2018	(7,055)
470,922	BRL	141,737	USD	Goldman Sachs International	6/1/2018	(7,680)
665,361	BRL	199,138	USD	Goldman Sachs International	6/1/2018	(9,731)
15,422,632	BRL	4,578,351	USD	Goldman Sachs International	6/1/2018	(188,006)
550,188	BRL	156,896	USD	Goldman Sachs International	7/3/2018	(775)
2,735,833	BRL	784,288	USD	Goldman Sachs International	7/3/2018	(7,967)
2,278,984	CAD	1,814,500	USD	JPMorgan Chase Bank N.A.	6/19/2018	(37,542)
581,277	USD	745,508	CAD	Standard Chartered Bank	6/19/2018	(6)
26,218,622	CLP	43,655	USD	Citibank, N.A.	5/2/2018	(909)
103,345,907	CLP	170,611	USD	Citibank, N.A.	5/2/2018	(2,120)
157,178,359	CLP	259,482	USD	Citibank, N.A.	5/2/2018	(3,224)
350,632,280	CLP	578,849	USD	Goldman Sachs International	5/2/2018	(7,191)
354,891,024	CLP	585,880	USD	Goldman Sachs International	5/2/2018	(7,279)
41,814,791	CLP	69,031	USD	JPMorgan Chase Bank N.A.	5/2/2018	(858)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
22,745,037	CLP	38,241	USD	JPMorgan Chase Bank N.A.	5/2/2018	$(1,158)
93,675,051	CLP	155,310	USD	JPMorgan Chase Bank N.A.	5/2/2018	(2,585)
865,223,651	CLP	1,435,818	USD	JPMorgan Chase Bank N.A.	5/2/2018	(25,188)
30,716,372	CLP	50,498	USD	JPMorgan Chase Bank N.A.	5/29/2018	(423)
1,028,103,481	CLP	1,690,904	USD	JPMorgan Chase Bank N.A.	5/29/2018	(14,842)
157,178,359	CLP	264,383	USD	Citibank, N.A.	7/20/2018	(8,176)
398,802,768	CLP	671,385	USD	Standard Chartered Bank	7/20/2018	(21,320)
13,312,385,455	COP	4,876,332	USD	Citibank, N.A.	5/4/2018	(137,097)
1,607,866,357	COP	573,828	USD	Citibank, N.A.	6/7/2018	(1,555)
1,657,264,163	COP	611,988	USD	Goldman Sachs International	6/7/2018	(22,134)
1,125,265,512	COP	400,593	USD	JPMorgan Chase Bank N.A.	6/7/2018	(88)
1,562,286,013	COP	575,004	USD	JPMorgan Chase Bank N.A.	6/7/2018	(18,954)
209,045	USD	602,153,376	COP	Goldman Sachs International	6/7/2018	(5,274)
545,009	USD	1,566,275,168	COP	JPMorgan Chase Bank N.A.	6/7/2018	(12,460)
46,670,023	CZK	2,283,749	USD	JPMorgan Chase Bank N.A.	5/14/2018	(80,546)
157,501	EUR	4,000,000	CZK	Citibank, N.A.	5/7/2018	(1,485)
164,915	EUR	4,188,555	CZK	Citibank, N.A.	5/7/2018	(1,542)
4,791,456	EUR	120,996,280	CZK	Citibank, N.A.	5/7/2018	(77,782)
214,847	EUR	5,417,479	CZK	JPMorgan Chase Bank N.A.	5/7/2018	(3,863)
1,408,645	EUR	35,687,426	CZK	Citibank, N.A.	6/6/2018	(18,539)
153,604	EUR	3,891,699	CZK	JPMorgan Chase Bank N.A.	6/6/2018	(2,012)
202,410	EUR	5,176,974	CZK	Citibank, N.A.	7/11/2018	(531)
4,870,977	EUR	124,559,314	CZK	Citibank, N.A.	7/11/2018	(13,904)
327,275	EUR	8,403,909	CZK	Standard Chartered Bank	12/20/2018	(189)
12,352,638	CZK	474,008	EUR	JPMorgan Chase Bank N.A.	9/27/2018	(8,543)
44,023,750	CZK	1,689,647	EUR	Goldman Sachs International	12/20/2018	(29,508)
483,111	EUR	589,063	USD	Citibank, N.A.	5/3/2018	(5,658)
272,638	EUR	336,407	USD	Citibank, N.A.	5/3/2018	(7,169)
292,116	EUR	361,625	USD	Citibank, N.A.	5/3/2018	(8,866)
115,924	EUR	143,766	USD	Goldman Sachs International	5/3/2018	(3,776)
482,193	EUR	591,458	USD	Goldman Sachs International	5/3/2018	(9,162)
387,331	EUR	476,942	USD	Goldman Sachs International	5/3/2018	(9,201)
435,701	EUR	536,820	USD	Goldman Sachs International	5/3/2018	(10,667)
391,065	EUR	478,858	USD	JPMorgan Chase Bank N.A.	5/3/2018	(6,608)
535,918	EUR	655,258	USD	JPMorgan Chase Bank N.A.	5/3/2018	(8,084)
386,372	EUR	478,784	USD	JPMorgan Chase Bank N.A.	5/3/2018	(12,201)
602,555	EUR	741,476	USD	JPMorgan Chase Bank N.A.	5/3/2018	(13,831)
3,864,239	EUR	4,765,175	USD	Standard Chartered Bank	5/3/2018	(98,721)
6,540,216	EUR	8,122,255	USD	Standard Chartered Bank	5/3/2018	(224,292)
9,298,950	EUR	11,287,615	USD	JPMorgan Chase Bank N.A.	6/5/2018	(31,588)
210,966	EUR	269,228	USD	Standard Chartered Bank	12/20/2018	(9,599)
4,569,805	RON	978,440	EUR	Citibank, N.A.	5/2/2018	(2,599)
4,700,000	RON	1,005,778	EUR	Citibank, N.A.	5/2/2018	(3,324)
719,769	RON	154,196	EUR	Goldman Sachs International	5/2/2018	(306)
4,600,000	RON	982,906	EUR	Citibank, N.A.	5/7/2018	(4,663)
970,658	EUR	302,857,121	HUF	Goldman Sachs International	5/9/2018	(6,483)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
976,190	EUR	305,774,287	HUF	Citibank, N.A.	6/8/2018	$(2,398)
194,523	EUR	60,674,795	HUF	Goldman Sachs International	6/8/2018	(1,466)
437,351	EUR	136,327,367	HUF	Goldman Sachs International	6/8/2018	(3,640)
163,221	EUR	51,183,606	HUF	JPMorgan Chase Bank N.A.	6/8/2018	(180)
1,002,877	EUR	314,228,945	HUF	JPMorgan Chase Bank N.A.	6/8/2018	(2,095)
970,405	EUR	303,803,280	HUF	Standard Chartered Bank	6/8/2018	(2,996)
20,538,300,000	IDR	1,481,519	USD	Goldman Sachs International	7/5/2018	(16,562)
4,202,070	ILS	1,206,244	USD	Goldman Sachs International	5/22/2018	(37,309)
78,601,773	INR	1,197,103	USD	Standard Chartered Bank	7/9/2018	(24,264)
2,392,444	USD	2,560,775,667	KRW	Goldman Sachs International	5/4/2018	(4,228)
92,857,129	KZT	286,154	USD	JPMorgan Chase Bank N.A.	7/31/2018	(6,830)
100,000,000	KZT	303,721	USD	JPMorgan Chase Bank N.A.	8/6/2018	(3,152)
3,600,000	MXN	196,346	USD	Goldman Sachs International	5/7/2018	(3,972)
11,829,396	MXN	612,687	USD	Citibank, N.A.	4/3/2019	(11,195)
12,132,186	MXN	629,982	USD	Citibank, N.A.	4/3/2019	(13,095)
16,875,747	MXN	885,424	USD	JPMorgan Chase Bank N.A.	4/3/2019	(27,340)
222,276	USD	4,233,568	MXN	Citibank, N.A.	5/7/2018	(3,953)
1,135,423	USD	21,417,819	MXN	Citibank, N.A.	5/7/2018	(9,081)
237,505	USD	4,480,986	MXN	JPMorgan Chase Bank N.A.	5/7/2018	(1,945)
719,166	USD	13,676,322	MXN	Standard Chartered Bank	5/7/2018	(11,656)
736,810	USD	13,983,683	MXN	Standard Chartered Bank	8/3/2018	(257)
80,142	USD	1,583,097	MXN	Citibank, N.A.	4/3/2019	(354)
440,952	PEN	135,736	USD	Citibank, N.A.	6/18/2018	(370)
1,924,521	PEN	595,956	USD	JPMorgan Chase Bank N.A.	6/18/2018	(5,154)
85,531	USD	279,900	PEN	JPMorgan Chase Bank N.A.	5/7/2018	(501)
5,500,000	PHP	106,941	USD	Standard Chartered Bank	5/8/2018	(543)
1,193,162	USD	62,432,217	PHP	Standard Chartered Bank	5/8/2018	(14,594)
964,780	EUR	4,068,389	PLN	JPMorgan Chase Bank N.A.	5/14/2018	(6,742)
372,702	EUR	1,576,145	PLN	Goldman Sachs International	6/14/2018	(2,178)
1,746,607	EUR	7,358,660	PLN	JPMorgan Chase Bank N.A.	6/14/2018	(18,099)
1,512,588	EUR	6,394,787	PLN	Citibank, N.A.	7/5/2018	(11,768)
120,954	EUR	510,029	PLN	JPMorgan Chase Bank N.A.	7/5/2018	(1,320)
224,551	EUR	946,787	PLN	State Street Bank and Trust Company	7/5/2018	(2,475)
976,245	EUR	4,546,200	RON	JPMorgan Chase Bank N.A.	5/2/2018	(866)
2,009,590	EUR	9,399,857	RON	Citibank, N.A.	7/18/2018	(5,816)
45,905,116	RUB	785,105	USD	Citibank, N.A.	5/29/2018	(58,411)
10,671,111	RUB	185,590	USD	Goldman Sachs International	5/29/2018	(16,663)
20,973,448	RUB	366,135	USD	Goldman Sachs International	5/29/2018	(34,118)
37,693,904	RUB	615,662	USD	JPMorgan Chase Bank N.A.	5/29/2018	(18,954)
44,346,100	RUB	767,566	USD	JPMorgan Chase Bank N.A.	5/29/2018	(65,551)
43,233,176	RUB	754,012	USD	JPMorgan Chase Bank N.A.	5/29/2018	(69,616)
119,853,642	RUB	1,996,895	USD	JPMorgan Chase Bank N.A.	5/29/2018	(99,569)
88,054,102	RUB	1,521,453	USD	JPMorgan Chase Bank N.A.	5/29/2018	(127,525)
35,477,405	RUB	565,828	USD	Goldman Sachs International	6/13/2018	(5,208)
9,367,583	RUB	161,529	USD	Goldman Sachs International	6/13/2018	(13,501)
5,289,748	RUB	91,197	USD	Standard Chartered Bank	6/13/2018	(7,608)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
514,145	USD	33,419,421	RUB	Goldman Sachs International	6/13/2018	$(13,954)
1,476,352	SGD	1,114,994	USD	Goldman Sachs International	6/5/2018	(888)
1,670,736	SGD	1,272,767	USD	Standard Chartered Bank	6/27/2018	(11,243)
37,500,000	THB	1,194,554	USD	JPMorgan Chase Bank N.A.	5/7/2018	(6,266)
37,500,000	THB	1,191,043	USD	Standard Chartered Bank	5/7/2018	(2,755)
6,049,757	THB	194,221	USD	Citibank, N.A.	6/13/2018	(2,313)
7,101,937	THB	228,081	USD	JPMorgan Chase Bank N.A.	6/13/2018	(2,797)
7,101,937	THB	228,081	USD	JPMorgan Chase Bank N.A.	6/13/2018	(2,797)
160,423	USD	5,057,800	THB	JPMorgan Chase Bank N.A.	7/18/2018	(209)
5,152,928	TRY	1,265,749	USD	Citibank, N.A.	6/18/2018	(15,368)
5,152,921	TRY	1,266,313	USD	Goldman Sachs International	6/18/2018	(15,934)
1,443,916	TRY	356,087	USD	JPMorgan Chase Bank N.A.	6/18/2018	(5,714)
1,173,609	USD	4,845,325	TRY	Goldman Sachs International	6/18/2018	(2,131)
429,875	USD	1,806,767	TRY	Goldman Sachs International	6/18/2018	(8,545)
73,984	USD	305,161	TRY	JPMorgan Chase Bank N.A.	6/18/2018	(64)
93,972	USD	1,175,299	ZAR	JPMorgan Chase Bank N.A.	5/16/2018	(150)
2,354,574	ZAR	194,420	USD	Goldman Sachs International	5/16/2018	(5,858)
7,298,951	ZAR	605,266	USD	Goldman Sachs International	5/16/2018	(20,742)
Total unrealized depreciation						$(2,338,733)
Total net unrealized appreciation						$220,985

ARS = Argentine Peso(a)

BRL = Brazilian Real(a)

CAD = Canadian Dollar

CLP = Chilean Peso(a)

COP = Colombian Peso(a)

CZK = Czech Koruna

EUR = Euro

HUF = Hungarian Forint

IDR = Indonesian Rupiah(a)

ILS = Israeli Shekel

INR = Indian Rupee(a)

KRW = South Korean Won(a)

KZT = Kazakhstani Tenge(a)

MXN = Mexican Peso

MYR = Malaysian Ringgit(a)

PEN = Peruvian Nuevo Sol(a)

PHP = Philippine Peso(a)

PLN = Polish Zloty

RON = Romanian Leu

RUB = Russian Ruble(a)

SGD = Singapore Dollar

THB = Thai Baht

TRY = Turkish Lira

ZAR = South African Rand

(a)  Non-deliverable forward contracts.

For the six months ended April 30, 2018, the Fund's investments in forward contracts had an average notional value of $253,568,597.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Interest rate swap contracts ("interest rate swaps")

At April 30, 2018, the Fund had outstanding centrally cleared interest rate swaps as follows:

Clearinghouse	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME Group, Inc.	BRL	2,976,129	Pay	1-day Overnight Brazil (CETIP)(a)	7.96	%(a)	1/4//2021	$1,345	$943	$2,288
CME Group, Inc.	BRL	2,746,320	Pay	1-day Overnight Brazil (CETIP)(a)	8.41	%(a)	1/4//2021	10,164	2,287	12,451
CME Group, Inc.	BRL	1,912,728	Pay	1-day Overnight Brazil (CETIP)(a)	8.86	%(a)	1/4//2021	13,478	2,989	16,467
LCH. Clearnet Limited	CZK	17,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	1.58	%(e)	1/11/2023	(442)	(1,820)	(2,262)
LCH. Clearnet Limited	CZK	52,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	1.66	%(e)	3/13/2023	(8,158)	(2,295)	(10,453)
LCH. Clearnet Limited	CZK	13,908,042	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	1.73	%(e)	3/26/2023	(4,292)	(498)	(4,790)
LCH. Clearnet Limited	CZK	8,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	1.94	%(e)	2/26/2028	(5,306)	(654)	(5,960)
LCH. Clearnet Limited	HUF	250,000,000	Pay	3-month Budapest Interbank Offer Rate (BUBOR)(c)	0.53	%(e)	2/5/2020	2,093	—	2,093
LCH. Clearnet Limited	HUF	152,510,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.70	%(e)	1/22/2028	16,752	(2,714)	14,038
CME Group, Inc.	MXN	3,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.71	%(b)	1/21/2022	1,354	(7)	1,347
CME Group, Inc.	MXN	15,505,918	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.58	%(b)	1/28/2022	2,454	(24)	2,430
CME Group, Inc.	MXN	12,211,377	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.75	%(b)	6/23/2022	(17,432)	(527)	(17,959)
CME Group, Inc.	MXN	34,769,500	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.71	%(b)	7/7/2022	(52,375)	(696)	(53,071)
CME Group, Inc.	MXN	14,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.61	%(b)	3/7/2024	3,139	(93)	3,046
CME Group, Inc.	MXN	19,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.35	%(b)	3/20/2024	(8,380)	(81)	(8,461)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Clearinghouse	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME Group, Inc.	MXN	7,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.35	%(b)	10/25/2024	$(4,304)	$(58)	$(4,362)
CME Group, Inc.	MXN	1,800,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.72	%(b)	12/3/2026	151	(9)	142
CME Group, Inc.	MXN	3,300,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	8.16	%(b)	12/28/2026	5,240	2	5,242
CME Group, Inc.	MXN	9,380,123	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.92	%(b)	1/22/2027	6,926	4	6,930
CME Group, Inc.	MXN	6,685,611	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.51	%(b)	4/20/2027	(5,031)	(96)	(5,127)
LCH. Clearnet Limited	PLN	42,000,000	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(c)	2.02	%(e)	3/12/2020	17,959	—	17,959
LCH. Clearnet Limited	PLN	5,256,500	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	2.51	%(e)	1/10/2022	18,080	3,267	21,347
LCH. Clearnet Limited	PLN	1,250,000	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	2.33	%(e)	4/6/2022	1,704	138	1,842
LCH. Clearnet Limited	PLN	1,600,000	Receive	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	2.76	%(e)	7/5/2027	1,211	(7,618)	(6,407)
LCH. Clearnet Limited	PLN	5,200,000	Receive	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	3.01	%(e)	10/26/2027	(23,781)	(22,771)	(46,552)
Total								$(27,451)	$(30,331)	$(57,782)

At April 30, 2018, the Fund had $405,438 deposited in a segregated account to cover collateral requirements on centrally cleared interest rate swaps.

At April 30, 2018, the Fund had outstanding over-the-counter interest rate swaps as follows:

Counterparty	Notional Amount(a)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	BRL	1,152,498	Pay	1-day Overnight Brazil (CETIP)(a)	9.73	%(a)	1/2/2020	$15,715	$4,892	$20,607
Goldman Sachs International	BRL	1,000,000	Pay	1-day Overnight Brazil (CETIP)(a)	11.99	%(a)	1/2/2023	53,232	1,637	54,869
JPMorgan Chase Bank N.A.	BRL	1,614,106	Pay	1-day Overnight Brazil (CETIP)(a)	9.28	%(a)	1/4/2021	17,027	5,986	23,013

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Counterparty	Notional Amount(a)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPMorgan Chase Bank N.A.	BRL	7,778,457	Pay	1-day Overnight Brazil (CETIP)(a)	8.87	%(a)	1/4/2021	$57,426	$23,197	$80,623
JPMorgan Chase Bank N.A.	BRL	1,332,786	Pay	1-day Overnight Brazil (CETIP)(a)	8.66	%(a)	1/4/2021	7,619	3,390	11,009
JPMorgan Chase Bank N.A.	BRL	2,116,417	Pay	1-day Overnight Brazil (CETIP)(a)	9.18	%(a)	1/4/2021	20,354	6,324	26,678
JPMorgan Chase Bank N.A.	BRL	1,418,435	Pay	1-day Overnight Brazil (CETIP)(a)	9.11	%(a)	1/4/2021	12,796	3,617	16,413
JPMorgan Chase Bank N.A.	BRL	4,682,947	Pay	1-day Overnight Brazil (CETIP)(a)	8.98	%(a)	1/4/2021	37,427	9,638	47,065
JPMorgan Chase Bank N.A.	BRL	1,063,932	Pay	1-day Overnight Brazil (CETIP)(a)	11.46	%(a)	1/2/2020	24,930	8,724	33,654
JPMorgan Chase Bank N.A.	BRL	930,916	Pay	1-day Overnight Brazil (CETIP)(a)	9.61	%(a)	1/2/2020	12,153	3,416	15,569
JPMorgan Chase Bank N.A.	BRL	1,984,200	Pay	1-day Overnight Brazil (CETIP)(a)	9.07	%(a)	1/2/2020	20,340	5,353	25,693
JPMorgan Chase Bank N.A.	BRL	31,354	Pay	1-day Overnight Brazil (CETIP)(a)	10.23	%(a)	1/4/2021	578	182	760
JPMorgan Chase Bank N.A.	BRL	489,151	Pay	1-day Overnight Brazil (CETIP)(a)	10.04	%(a)	1/4/2021	8,212	2,599	10,811
JPMorgan Chase Bank N.A.	BRL	2,071,383	Pay	1-day Overnight Brazil (CETIP)(a)	9.20	%(a)	1/4/2021	20,657	7,424	28,081
Goldman Sachs International	CLP	630,267,484	Pay	Sinacofi Chile Interbank Rate Avg. (CLICP)(d)	3.45	%(d)	10/25/2022	(2,075)	136	(1,939)
JPMorgan Chase Bank N.A.	CLP	231,188,535	Pay	Sinacofi Chile Interbank Rate Avg. (CLICP)(d)	3.43	%(d)	5/10/2022	260	1,694	1,954
JPMorgan Chase Bank N.A.	CLP	260,000,000	Pay	Sinacofi Chile Interbank Rate Avg. (CLICP)(d)	3.41	%(d)	7/11/2022	(577)	1,185	608
JPMorgan Chase Bank N.A.	CLP	256,265,113	Pay	Sinacofi Chile Interbank Rate Avg. (CLICP)(d)	4.06	%(d)	6/2/2027	123	2,703	2,826
Goldman Sachs International	COP	1,717,651,141	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.44	%(c)	9/7/2022	11,545	1,035	12,580
Goldman Sachs International	COP	853,857,000	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.23	%(c)	11/28/2022	2,658	468	3,126
Citibank, N.A.	COP	2,000,000,000	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.57	%(c)	8/25/2022	17,167	1,554	18,721
Goldman Sachs International	COP	270,032,867	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.36	%(c)	5/23/2022	1,651	182	1,833
JPMorgan Chase Bank N.A.	COP	4,347,854,900	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.38	%(c)	9/25/2022	24,890	1,631	26,521
JPMorgan Chase Bank N.A.	COP	996,329,313	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.30	%(c)	10/23/2022	4,379	66	4,445
Citibank, N.A.	CZK	34,781,263	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	1.17	%(e)	9/8/2022	27,569	(9,971)	17,598
Goldman Sachs International	CZK	5,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	0.87	%(e)	3/9/2022	6,275	46	6,321
JPMorgan Chase Bank N.A.	CZK	5,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	0.73	%(e)	2/10/2022	6,860	139	6,999
JPMorgan Chase Bank, N.A.	CZK	95,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	0.54	%(e)	2/16/2020	54,058	4,282	58,340
Goldman Sachs International	HUF	2,000,000,000	Pay	3-month Budapest Interbank Offer Rate (BUBOR)(c)	0.52	%(e)	1/18/2020	18,143	—	18,143
Goldman Sachs International	HUF	500,000,000	Pay	6-month Budapest Interbank Offer Rate (BUBOR)(d)	0.84	%(e)	9/21/2022	(1,644)	9,761	8,117
Goldman Sachs International	HUF	359,014,464	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.27	%(e)	1/10/2022	(29,581)	(6,631)	(36,212)
JPMorgan Chase Bank, N.A.	HUF	600,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	0.85	%(e)	10/10/2019	(23,088)	(10,870)	(33,958)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Counterparty	Notional Amount(a)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPMorgan Chase Bank, N.A.	HUF	382,000,000	Receive	6-month Budapest Interbank Offer Rate (BUPOR)(d)	0.69	%(e)	4/20/2020	$(12,607)	$(288)	$(12,895)
JPMorgan Chase Bank, N.A.	HUF	128,246,450	Receive.	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.38	%(e)	6/17/2021	(12,941)	(5,781)	(18,722)
JPMorgan Chase Bank, N.A.	HUF	45,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.30	%(e)	4/6/2022	(3,780)	(151)	(3,931)
Standard Chartered Bank	KRW	10,800,000,000	Pay	3-month Certificate of Deposit Rate (KWCDC)(c)	2.14	%(c)	11/9/2019	6,355	1,074	7,429
Goldman Sachs International	KRW	10,800,000,000	Pay	3-month Certificate of Deposit Rate (KWCDC)(c)	2.15	%(c)	11/9/2019	7,352	1,074	8,426
Standard Chartered Bank	KRW	2,400,000,000	Receive	3-month Certificate of Deposit Rate (KWCDC)(c)	2.14	%(c)	11/9/2022	7,983	(3,776)	4,207
Goldman Sachs International	KRW	2,400,000,000	Receive	3-month Certificate of Deposit Rate (KWCDC)(c)	2.16	%(c)	11/9/2022	6,045	(3,875)	2,170
Goldman Sachs International	MXN	9,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	5.37	%(b)	3/17/2021	(27,263)	(429)	(27,692)
Goldman Sachs International	MXN	28,033,731	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	5.90	%(b)	9/12/2022	(89,544)	(81)	(89,625)
Goldman Sachs International	MXN	10,713,184	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.21	%(b)	12/8/2025	(48,079)	(582)	(48,661)
Goldman Sachs International	MXN	9,462,643	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.17	%(b)	3/5/2026	(45,190)	(452)	(45,642)
Goldman Sachs International	MXN	5,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.38	%(b)	9/16/2026	(22,068)	(220)	(22,288)
JPMorgan Chase Bank, N.A.	MXN	7,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.13	%(b)	6/18/2026	(38,156)	(505)	(38,661)
Goldman Sachs International	RUB	337,196,904	Pay	3-month Moscow Prime Offered Rate (MOSPRIME)(c)	6.78	%(e)	2/24/2020	(34,219)	—	(34,219)
Goldman Sachs International	RUB	450,000,000	Pay	3-month Moscow Prime Offered Rate (MOSPRIME)(c)	6.53	%(e)	3/27/2020	(60,161)	—	(60,161)
Total								$60,806	$69,797	$130,603

(a)  Payment frequency — upon termination.

(b)  Payment frequency — monthly.

(c)  Payment frequency — quarterly.

(d)  Payment frequency — semi-annually.

(e)  Payment frequency — annually.

(f)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

BRL = Brazilian Real

CLP = Chilean Peso

COP = Colombian Peso

CZK = Czech Koruna

HUF = Hungarian Forint

KRW = South Korean Won

MXN = Mexican Peso

PLN = Polish Zloty

RUB = Russian Ruble

For the six months ended April 30, 2018, the average notional value of cross currency swaps and interest rate swaps for the Fund was $34,739,247 when the Fund paid the fix rate and $70,365,149 when the Fund received the fix rate .

At April 30, 2018, the Fund had received cash collateral of $170,000 and $300,000 from Goldman Sachs International and JPMorgan Chase Bank, N.A. respectively, to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Corporate Bonds(a)	$—	$64,829	$—	$64,829
Foreign Government Securities
Nigeria	—	2,589	621	3,210
Other Foreign Government Securities(a)	—	144,322	—	144,322
Total Foreign Government Securities	—	146,911	621	147,532
U.S. Treasury Obligations	—	3,384	—	3,384
Short-Term Investments	—	17,973	—	17,973
Total Investments	$—	$233,097	$621	$233,718

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)		Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities: (000's omitted)
Foreign Government Securities(c)
Dominican Republic	$43	$(0	)(d)	$(4)	$4	$—	$(43)	$—	$—	$—	$—
Nigeria	555	58		—	8	—	—	—	—	621	8
Total	$598	$58		$(4)	$12	$—	$(43)	$—	$—	$621	$8

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  Amount less than one thousand.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$7	$—	$—	$7
Liabilities	(133)	—	—	(133)
Forward Contracts(a)
Assets	—	2,560	—	2,560
Liabilities	—	(2,339)	—	(2,339)
Swaps
Assets	—	713	—	713
Liabilities	—	(640)	—	(640)
Total	$(126)	$294	$—	$168

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) April 30, 2018

NUMBER OF SHARES		VALUE
(000's omitted)		(000's omitted)
Common Stock 0.1%
Business Equipment & Services 0.1%
22	Brock Holdings III, Inc. (Cost $403)	$436	(a)(b)(c)
PRINCIPAL AMOUNT
Loan Assignments(d) 89.6%
Aerospace & Defense 0.6%
	Transdigm Inc.
$370	Term Loan E, (1 month USD LIBOR + 2.75%), 4.65%, due 5/14/22	371
1,625	Term Loan F, (USD LIBOR + 2.75%), 4.79%, due 6/9/23	1,632	(e)
		2,003
Air Transport 0.2%
584	American Airlines Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 6/26/20	585
Automotive 1.1%
	ABRA Auto
940	First Lien Term Loan, (2 Month USD LIBOR + 3.00%), 4.99%, due 9/17/21	947
700	Second Lien Term Loan, (6 month USD LIBOR + 7.25%), 9.14%, due 9/19/22	702
154	Belron, Term Loan B, (3 month USD LIBOR + 2.50%), 4.29%, due 11/7/24	154
733	Caliber Collision, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 2/1/24	737
474	Cooper Standard Automotive Inc., First Lien Term Loan B, (3 month USD LIBOR + 2.00%), due 11/2/23	477	(f)(g)
483	Dealer Tire, LLC, Term Loan B, (USD LIBOR + 3.25%), 5.67%, due 12/22/21	480	(b)(e)
475	Goodyear Tire & Rubber Company, Second Lien Term Loan, (1 month USD LIBOR + 2.00%), due 3/7/25	476	(f)(g)
		3,973
Building & Development 3.4%
1,742	American Builders & Contractors Supply Co., Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 10/31/23	1,745
985	Beacon Roofing Supply, Term Loan B, (1 month USD LIBOR + 2.25%), 4.13%, due 1/2/25	990
	Capital Automotive LP
1,583	First Lien Term Loan, (1 month USD LIBOR + 2.50%), 4.41%, due 3/24/24	1,588
1,014	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 7.91%, due 3/24/25	1,024	(b)
2,262	DTZ, First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.36%, due 11/4/21	2,265	(e)
971	Forterra, Term Loan B, (1 month USD LIBOR + 3.00%), 4.90%, due 10/25/23	891
1,105	HD Supply Waterworks, Term Loan B, (USD LIBOR + 3.00%), 5.12%, due 8/1/24	1,111	(e)
191	HD Supply, Inc., Term Loan B4, (3 month USD LIBOR + 2.50%), 4.80%, due 10/17/23	192
415	Mueller Water Products Inc., Term Loan B, (USD LIBOR + 2.50%), 4.53%, due 11/25/21	417	(e)
683	Quikrete, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 11/15/23	685
768	Realogy Corporation, Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 2/8/25	772
663	VICI Properties 1 LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 12/20/24	666
		12,346

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Business Equipment & Services 10.3%
$2,584	Acosta Inc., Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 9/26/21	$2,107
	Advantage Sales and Marketing
867	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 7/23/21	829
1,390	Term Loan B, (1 month USD LIBOR + 3.25%), 5.15%, due 7/25/21	1,328
640	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.40%, due 7/25/22	590
391	Alixpartners, Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 4/4/24	393
	Brickman Group Holdings Inc.
1,201	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 12/18/20	1,207	(e)
95	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.39%, due 12/17/21	95
581	CCC Information Services Inc., First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.91%, due 4/27/24	583
895	Ceridian HCM Holding Inc., Term Loan B, (1 month USD LIBOR + 3.25%), due 4/5/25	897	(f)(g)
1,474	Change Healthcare Holdings, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/1/24	1,479
877	CSC Serviceworks, Term Loan B, (3 month USD LIBOR + 3.25%), 5.08%, due 11/14/22	883
840	Duff & Phelps Corporation, First Lien Term Loan, (3 month USD LIBOR + 3.25%), due 12/6/24	841	(f)(g)
1,626	Element Materials, Term Loan B, (3 month USD LIBOR + 3.50%), 5.80%, due 6/28/24	1,638
931	Endurance International, Term Loan, (3 month USD LIBOR + 4.00%), 5.96%, due 2/9/23	937
2,321	First Data Corporation, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 7/8/22	2,329
750	FleetCor Technologies, Term Loan B3, (1 month USD LIBOR + 2.00%), 3.90%, due 8/2/24	751
1,925	Garda World Security, Term Loan, (3 month USD LIBOR + 3.50%), 5.51%, due 5/24/24	1,944
1,565	Greeneden U.S. Holdings II, LLC, Term Loan B, (3 month USD LIBOR + 3.50%), 5.80%, due 12/1/23	1,575
885	Iron Mountain, Inc., Term Loan B, (3 month USD LIBOR + 1.75%), 3.65%, due 1/2/26	881
	Kronos
1,246	Term Loan B, (3 month USD LIBOR + 3.00%), 4.88%, due 11/1/23	1,256
230	Second Lien Term Loan, (3 month USD LIBOR + 8.25%), 10.02%, due 11/1/24	238
475	Lamar Media Corporation, Term Loan B, (1 month USD LIBOR + 1.75%), 3.69%, due 3/14/25	477	(b)
981	Mitchell International, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 11/29/24	980
535	On Assignment, Term Loan B3, (1 month USD LIBOR + 2.00%), 3.90%, due 6/5/22	538
268	On Assignment, Term Loan B, (1 month USD LIBOR + 2.00%), due 2/21/25	269	(f)(g)
1,788	Presidio, Term Loan B, (USD LIBOR + 2.75%), 5.05%, due 2/2/24	1,794	(e)
1,776	Protection One, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 5/2/22	1,786
429	SBA Senior Finance II LLC, Term Loan B, (1 month USD LIBOR + 2.00%),due 4/11/25	430	(f)(g)
980	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 11/8/23	986
1,424	Solera, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/3/23	1,429
672	Switch Ltd., Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 6/27/24	676
978	Tempo Acquisition LLC, Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 5/1/24	983
500	Travelport Finance (Luxembourg) S.a.r.l., Term Loan B, (3 month USD LIBOR + 2.50%), 4.40%, due 3/17/25	502
546	Vantiv, Term Loan B3, (1 month USD LIBOR + 2.00%), 3.90%, due 10/14/23	549
1,446	West, Term Loan, (1 month USD LIBOR + 4.00%), 5.90%, due 10/10/24	1,457
355	West Corporation, Term Loan B1, (1 month USD LIBOR + 3.50%), 5.40%, due 10/10/24	355
794	Wex, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.15%, due 6/30/23	799
		36,791
Cable & Satellite Television 5.3%
369	Altice Financing, Term Loan B, (3 month USD LIBOR + 2.75%), 5.10%, due 7/15/25	365
974	Cablevision Systems Corp., First Lien Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 7/17/25	971
910	Cequel Communications, LLC, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 7/28/25	909
1,235	Charter Communications Operating, LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 3.91%, due 4/30/25	1,240

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$550	Cogeco Communications (USA) II L.P., First Lien Term Loan, (1 month USD LIBOR + 2.38%), 4.28%, due 1/3/25	$551
555	Lions Gate Entertainment Corp., Term Loan B, (3 month USD LIBOR + 2.25%), 4.15%, due 3/24/25	556	(f)(g)
675	MCC Iowa LLC, Term Loan N, (1 week USD LIBOR + 1.75%), 3.50%, due 2/15/24	677
185	Mission Broadcasting, Term Loan B2, (1 month USD LIBOR + 2.50%), 4.39%, due 1/17/24	186
1,443	Nexstar Broadcasting, Term Loan B2, (1 month USD LIBOR + 2.50%), 4.39%, due 1/17/24	1,449
	Numericable
1,455	Term Loan B11, (1 month USD LIBOR + 2.75%), 4.65%, due 7/31/25	1,429
846	Term Loan B12, (3 month USD LIBOR + 3.00%), 5.35%, due 1/31/26	833
2,130	RCN Grande, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 2/1/24	2,106
955	Telenet, Term Loan AL, (1 month USD LIBOR + 2.50%), 4.40%, due 3/1/26	959
	Unity Media
660	Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 9/30/25	659
370	Term Loan D, (1 month USD LIBOR + 2.25%), 4.15%, due 1/15/26	369
1,300	UPC Financing Partnership, Term Loan AR, (1 month USD LIBOR + 2.50%), 4.40%, due 1/15/26	1,303
1,205	Virgin Media, Term Loan, (1 month USD LIBOR + 2.50%), 4.40%, due 1/15/26	1,210
677	Wide Open West, Term Loan B, (1 month USD LIBOR + 3.25%), 5.15%, due 8/18/23	652
2,615	Ziggo Secured, Term Loan E, (1 month USD LIBOR + 2.50%), 4.40%, due 4/15/25	2,602
		19,026
Chemicals & Plastics 3.0%
	Allnex
340	Term Loan B2, (3 month USD LIBOR + 3.25%), 5.21%, due 9/13/23	342
256	Term Loan B3, (3 month USD LIBOR + 3.25%), 5.21%, due 9/13/23	258
474	Ashland, Inc., Term Loan B, due 5/17/24	477	(f)(g)
1,662	Diversey, Term Loan, (2 Month USD LIBOR + 3.00%), 4.99%, due 9/6/24	1,659
616	Dupont Performance Coatings, Term Loan, (3 month USD LIBOR + 1.75%), 4.05%, due 6/1/24	618
1,106	HB Fuller, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 10/20/24	1,109
514	Ineos Finance PLC, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 3/31/24	515
	Invictus U.S., LLC
485	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 1/24/25	489
150	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 8.65%, due 1/23/26	151
1,055	KIK Custom Products, Inc., Term Loan B, (1 week USD LIBOR + 4.00%), 5.90%, due 5/15/23	1,064
378	PQ Corporation, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 2/8/25	380
	Solenis
996	First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.23%, due 7/31/21	996
408	Second Lien Term Loan, (3 month USD LIBOR + 6.75%), 8.73%, due 7/31/22	389
1,393	Univar USA, Inc., Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 7/1/24	1,405
	WR Grace & Co.
361	Term Loan B1, (3 month USD LIBOR + 1.75%), 4.06%, due 4/3/25	364	(f)(g)
620	Term Loan B2, (3 month USD LIBOR + 1.75%), 4.06%, due 4/3/25	623	(f)(g)
		10,839
Clothing - Textiles 0.3%
1,020	Samsonite International S.A., Term Loan B, (1 month USD LIBOR + 1.75%), 3.65%, due 4/18/25	1,022
Conglomerates 0.2%
727	Penn Engineering, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 6/27/24	730
Containers & Glass Products 3.4%
295	Albea Beauty Holdings S.A, Term Loan, (3 month USD LIBOR + 3.00%), 5.30%, due 4/22/24	296	(f)(g)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Berlin Packaging
$2,723	Term Loan B, (USD LIBOR + 3.25%), 5.07%, due 10/1/21	$2,725	(e)
525	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 8.64%, due 10/1/22	526
1,158	Berry Global, Inc., Term Loan R, (1 month USD LIBOR + 2.00%), 3.90%, due 1/19/24	1,164
1,057	BWAY Corporation, Term Loan B, (USD LIBOR + 3.25%), 5.59%, due 4/3/24	1,063	(e)
707	Consolidated Container, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 5/22/24	711
682	Proampac, First Lien Term Loan, (1 month USD LIBOR + 3.50%), 5.40%, due 11/18/23	687	(e)
1,464	Reynolds Group, Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/5/23	1,473
2,541	SIG Combibloc Group, Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 3/13/22	2,552
579	Tekni-Plex Inc., Term Loan B1, (1 month USD LIBOR + 3.25%), 5.15%, due 10/17/24	581
	Tricorbraun
28	First Lien Term Loan, (3 month USD LIBOR + 3.75%), 5.97%, due 11/30/23	28
281	First Lien Term Loan, (3 month USD LIBOR + 3.75%), 6.05%, due 11/30/23	282
	Trident TPI Holdings, Inc.
61	Term Loan, (1 month USD LIBOR + 3.25%), due 10/5/24	61	(f)(g)
61	Term Loan, (1 month USD LIBOR + 3.25%), due 10/17/24	62	(f)(g)
		12,211
Cosmetics - Toiletries 0.2%
669	Prestige Brands, Inc., Term Loan B4, (1 month USD LIBOR + 2.00%), 3.90%, due 1/26/24	673
Diversified Insurance 0.6%
	Sedgwick Holdings Inc.
1,732	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 3/1/21	1,732	(f)(g)
120	Second Lien Term Loan, (1 month USD LIBOR + 5.75%), 7.65%, due 2/28/22	121
285	Second Lien Term Loan, (3 month USD LIBOR + 5.75%), 7.73%, due 2/28/22	287
		2,140
Drugs 3.6%
1,720	Amneal Pharmaceuticals LLC, Term Loan B, (1 month USD LIBOR + 3.50%), due 3/7/25	1,726	(f)(g)
4,010	Endo Luxembourg Finance Company I S.a r.l., Term Loan B, (1 month USD LIBOR + 4.25%), 6.19%, due 4/29/24	3,985
3,128	Jaguar Holding Company II, Term Loan, (USD LIBOR + 2.50%), 4.61%, due 8/18/22	3,144	(e)
410	Mallinckrodt International Finance S.A., Term Loan B, (3 month USD LIBOR + 3.00%), 4.82%, due 2/24/25	409
596	Pharmaceutical Technologies & Services, Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 5/20/24	599
3,021	Valeant Pharmaceuticals, Term Loan B Series F4, (1 month USD LIBOR + 3.50%), 5.39%, due 4/1/22	3,053
		12,916
Ecological Services & Equipment 0.9%
1,835	ADS Waste Holdings, Inc., Term Loan B3, (1 week USD LIBOR + 2.25%), 4.00%, due 11/10/23	1,846
474	Clean Harbors Inc., Term Loan B, (1 month USD LIBOR + 1.75%), due 6/27/24	476	(f)(g)
968	Waste Industries USA Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 4.90%, due 9/27/24	971	(f)(g)
		3,293
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Electronics - Electrical 8.1%
$1,210	Altran Technologies S.A., First Lien Term Loan, (2 Month USD LIBOR + 2.75%), 4.80%, due 3/20/25	$1,220
	Applied Systems
1,214	First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.55%, due 9/19/24	1,224
500	Second Lien Term Loan, (3 month USD LIBOR + 7.00%), 9.30%, due 9/19/25	516
2,511	Avast Software BV, Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 9/30/23	2,523
2,731	BMC Software Finance, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 9/10/22	2,740
341	CPI ACQUISITION INC., Term Loan B, (3 month USD LIBOR + 4.50%), 6.36%, due 8/17/22	214
1,797	Datatel-Sophia LP, Term Loan B, (3 month USD LIBOR + 3.25%), 5.55%, due 9/30/22	1,805
742	Dell, First Lien Term Loan, (1 month USD LIBOR + 2.00%), 3.91%, due 9/7/23	744
1,259	Go Daddy, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 2/15/24	1,265
	Hyland Software, Inc.
802	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.14%, due 7/1/22	809
191	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 8.89%, due 7/7/25	192	(f)(g)
450	IFS, Term Loan B, (3 month USD LIBOR + 3.75%), 6.05%, due 7/31/24	449
1,848	Infor Global Solutions Ltd., Term Loan B6, (1 month USD LIBOR + 2.75%), 4.65%, due 2/1/22	1,856
474	Micron Technology Inc, Term Loan, (1 month USD LIBOR + 1.75%), due 4/26/22	477	(f)(g)
389	MKS Instruments, Inc., First Lien Term Loan B, (1 month USD LIBOR + 1.75%), due 5/1/23	391	(f)(g)
474	Open Text, Term Loan B, (1 month USD LIBOR + 2.00%), due 1/16/21	476	(f)(g)
	Optiv, Inc.
1,837	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.13%, due 2/1/24	1,778
425	Second Lien Term Loan, (1 month USD LIBOR + 7.25%), 9.13%, due 2/1/25	406
3,192	Rackspace Hosting, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.00%), 4.79%, due 11/3/23	3,182
1,743	Riverbed Technology, Term Loan, (1 month USD LIBOR + 3.25%), 5.16%, due 4/24/22	1,735
475	Sensata Technologies B.V., Term Loan B, (1 month USD LIBOR + 1.75%), 3.65%, due 10/14/21	478
656	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.50%), 4.40%, due 4/16/25	660
1,774	SS&C Technologies Inc., Term Loan B3, (3 month USD LIBOR + 2.50%), 4.40%, due 4/16/25	1,785
475	VeriFone Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 3.91%, due 1/31/25	475
1,606	Vertafore, Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 6/30/23	1,618
		29,018
Equipment Leasing 0.8%
2,819	Avolon, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.15%, due 4/3/22	2,823
Financial Intermediaries 1.7%
1,648	CITCO, Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 3/31/22	1,661
474	Clipper Acquisitions Corp., Term Loan B, (3 month USD LIBOR + 2.00%), 4.02%, due 12/27/24	476
563	Fortress Investment Group, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 12/27/22	568
1,716	Grosvenor Capital Management Holdings, LLP, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/19/25	1,724
475	Harbourvest Partners, LLC, Term Loan B, (3 month USD LIBOR + 2.25%), 4.55%, due 2/20/25	475
474	LPL Holdings, Inc., First Lien Term Loan B, (3 month USD LIBOR + 2.25%), 4.56%, due 9/23/24	477	(b)(e)
555	Royalty Pharma AG, Term Loan B6, (3 month USD LIBOR + 2.00%), 4.30%, due 3/27/23	557
		5,938
Food & Drug Retailers 1.3%
	Albertsons LLC
783	Term Loan B4, (1 month USD LIBOR + 2.75%), 4.65%, due 8/25/21	776
1,798	Term Loan B5, (3 month USD LIBOR + 3.00%), 5.29%, due 12/21/22	1,783
1,184	Term Loan B6, (3 month USD LIBOR + 3.00%), 4.96%, due 6/22/23	1,171

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	General Nutrition Centers, Inc.
$602	Term Loan B, (1 month USD LIBOR + 8.75%), 10.66%, due 3/4/21	$576
467	Term Loan, (1 month USD LIBOR + 7.00%), 8.91%, due 12/31/22	481
		4,787
Food Products 0.9%
335	CHG PPC Parent LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/31/25	337	(b)
576	DE Master Blenders, Term Loan B5, (3 month USD LIBOR + 2.25%), 4.06%, due 7/2/22	580
983	Del Monte Foods, First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 2/18/21	827
340	Nomad Foods Europe Midco Ltd., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.15%, due 5/15/24	340
286	Pinnacle Foods Finance LLC, Term Loan B, (1 month USD LIBOR + 1.75%), 3.64%, due 2/2/24	288
953	Post Holdings, Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 5/24/24	957
		3,329
Food Service 1.3%
1,350	Burger King Corporation, Term Loan B3, (1 month USD LIBOR + 2.25%), 4.15%, due 2/16/24	1,354
491	KFC Holding Co., Term Loan B, (1 month USD LIBOR + 1.75%), 3.64%, due 4/3/25	494
1,044	Manitowoc Foodservice, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/3/23	1,050
1,601	US Foods, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 6/27/23	1,615
		4,513
Health Care 6.1%
1,928	Acadia Healthcare Company, Inc., Term Loan B4, (1 month USD LIBOR + 2.50%), 4.40%, due 2/16/23	1,945
	CHS/Community Health
1,532	Term Loan G, (3 month USD LIBOR + 3.00%), 4.98%, due 12/31/19	1,507
1,871	Term Loan H, (3 month USD LIBOR + 3.25%), 5.23%, due 1/27/21	1,813
1,436	Concentra Inc., First Lien Term Loan, (3 month USD LIBOR + 2.75%), 4.53%, due 6/1/22	1,448
525	Concentra Operating Company, Second Lien Term Loan, (3 month USD LIBOR + 6.50%), 8.28%, due 1/10/25	534	(c)(f)(g)
480	Convatec Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.25%), due 10/31/23	482	(f)(g)
952	Davita Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 6/24/21	959
1,174	Envision Healthcare, Term Loan B, (1 month USD LIBOR + 3.00%), 4.91%, due 12/1/23	1,178
1,025	Global Medical Response, Inc., Term Loan B1, (1 month USD LIBOR + 3.25%), 5.13%, due 4/28/22	1,030
1,173	Grifols SA, Term Loan, (1 week USD LIBOR + 2.25%), 3.99%, due 1/31/25	1,179
860	HCA Inc., Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 3/13/25	869
853	INC Research, LLC, First Lien Term Loan B, (3 month USD LIBOR + 2.25%), 4.15%, due 8/1/24	856
1,423	Mallinckrodt International, Term Loan B, (3 month USD LIBOR + 2.75%), 5.20%, due 9/24/24	1,410
243	Mediware Information System, Term Loan B, (1 month USD LIBOR + 3.50%), 5.40%, due 2/9/24	244
2,297	Multiplan, Inc., Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 6/7/23	2,308
1,050	National Mentor, Inc., Term Loan B, (3 month USD LIBOR + 3.00%), 5.30%, due 1/31/21	1,057
	Pearl Intermediate Parent LLC
456	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/14/25	451
233	Second Lien Term Loan, (1 month USD LIBOR + 6.25%), 8.15%, due 2/13/26	233
436	Surgery Partners, Term Loan B, (1 month USD LIBOR + 3.25%), 5.16%, due 9/2/24	437
2,028	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/6/24	1,962
		21,902

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Industrial Equipment 4.0%
$1,941	Clark Equipment Company, Term Loan B, (3 month USD LIBOR + 2.00%), 4.30%, due 5/18/24	$1,943
	Crosby Worldwide
1,546	First Lien Term Loan, (3 month USD LIBOR + 3.00%), 4.90%, due 11/23/20	1,526
440	Second Lien Term Loan, (3 month USD LIBOR + 6.00%), 7.90%, due 11/22/21	432
2,470	Filtration Group Corporation, First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.30%, due 3/29/25	2,492
817	Gardner Denver, Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 7/30/24	821
772	Gates Global LLC, Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 4/1/24	776
446	Harsco Corporation, Term Loan B1, (1 month USD LIBOR + 3.00%), 4.94%, due 12/6/24	450
433	Hyster-Yale Group, Term Loan B, (1 month USD LIBOR + 3.25%), 5.15%, due 5/30/23	436
2,273	Milacron LLC, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 9/28/23	2,280
743	Minimax Viking, Term Loan B1B, (1 month USD LIBOR + 2.50%), 4.40%, due 8/14/23	745
475	Pro Mach Group, Inc., Term Loan B, (3 month USD LIBOR + 3.00%), 5.03%, due 3/7/25	476
474	Terex Corporation, Term Loan B, (2 Month USD LIBOR + 2.00%), 3.99%, due 1/31/24	475
1,070	Titan Acquisition Limited, Term Loan B, (2 Month USD LIBOR + 3.00%), 5.06%, due 3/28/25	1,071
475	Zodiac Pool Solutions LLC, Term Loan B, (1 month USD LIBOR + 2.25%), due 3/31/25	477	(f)(g)
		14,400
Leisure Goods - Activities - Movies 4.3%
492	Amc Entertainment, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 12/15/22	494
474	Bright Horizons Family Solutions, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 11/7/23	477
475	Cedar Fair, L.P., Term Loan B, (1 month USD LIBOR + 1.75%), 3.65%, due 4/13/24	478
593	Churchill Downs, First Lien Term Loan, (1 month USD LIBOR + 2.00%), due 12/27/24	595	(b)(f)(g)
657	Clubcorp, Term Loan B, (3 month USD LIBOR + 2.75%), 4.89%, due 9/18/24	658
2,520	Crown Finance US, Inc., Term Loan, (1 month USD LIBOR + 2.50%), 4.40%, due 2/28/25	2,516
2,340	Formula One, Term Loan, (1 month USD LIBOR + 2.50%), 4.40%, due 2/1/24	2,336
785	Match Group Inc., Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 11/16/22	790	(b)
474	NCL Corporation Limited, Term Loan B, (1 month USD LIBOR + 1.75%), 3.64%, due 10/10/21	475
2,680	Nielsen Business Media, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 5/22/24	2,704
2,420	Seaworld, Term Loan B5, (3 month USD LIBOR + 3.00%), 5.30%, due 3/31/24	2,416
1,410	Warner Music, Term Loan E, (1 month USD LIBOR + 2.25%), 4.15%, due 11/1/23	1,416
		15,355
Lodging & Casinos 7.6%
530	Aristocrat Leisure, Term Loan B2, (3 month USD LIBOR + 2.00%), 4.36%, due 10/20/21	533
851	Belmond, Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 7/3/24	854	(f)(g)
1,315	Boyd Gaming Corporation, Term Loan B3, (1 week USD LIBOR + 2.50%), 4.24%, due 9/15/23	1,322
918	Caesars Entertainment Operating Company, Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 10/6/24	919
1,092	Caesars Resort Collection, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 12/22/24	1,101
1,514	CityCenter, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 4/18/24	1,520
2,013	Cowlitz Tribal Gaming, Term Loan, (1 month USD LIBOR + 10.50%), 12.40%, due 12/6/21	2,184	(b)(c)
509	Cyan Blue Holdco 3 Ltd., Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 8/23/24	510
554	Eldorado Resorts, Term Loan B, (USD LIBOR + 2.25%), 4.18%, due 4/17/24	558	(b)(e)
566	Extended Stay, Term Loan B,(3 month USD LIBOR + 2.50%),4.15%, due 8/30/23	568
1,029	Four Seasons Holdings Inc., First Lien Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 11/30/23	1,036
	Golden Entertainment
1,366	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.91%, due 10/20/24	1,376
730	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 8.90%, due 10/20/25	745	(b)
390	GVC Holdings PLC, Term Loan, (1 month USD LIBOR + 2.50%, due 3/15/24	390	(f)(g)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$778	Hilton Worldwide, Term Loan B2, (1 month USD LIBOR + 1.75%), 3.65%, due 10/25/23	$784
906	MGM Growth Properties, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 4/25/23	910
	Mohegan Tribal Gaming
271	Term Loan A, (3 month USD LIBOR + 3.75%), 5.65%, due 10/13/21	269
1,846	Term Loan B, (1 month USD LIBOR + 4.00%), 5.90%, due 10/13/23	1,831	(f)(g)
758	Penn National Gaming, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 1/19/24	764	(f)(g)
474	RHP Hotel Properties, LP, Term Loan B, (3 month USD LIBOR + 2.25%), 4.07%, due 5/11/24	476
4,235	Scientific Games International, Inc., Term Loan B5, (USD LIBOR + 2.75%), 4.73%, due 8/14/24	4,260	(e)
1,903	Station Casinos, Term Loan B, (1 month USD LIBOR + 2.50%), 4.41%, due 6/8/23	1,908
2,374	Twin Rivers Casino, Term Loan B, (3 month USD LIBOR + 3.50%), 5.80%, due 7/10/20	2,391
		27,209
Oil & Gas 2.0%
374	Chesapeake Energy Corp., Term Loan, (3 month USD LIBOR + 7.50%), 9.44%, due 8/23/21	396
1,067	EagleClaw, Term Loan B, (2 Month USD LIBOR + 4.25%), 6.31%, due 6/24/24	1,077	(f)(g)
807	Energy Transfer Equity, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 2/2/24	807
715	Gavilan Resources, Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 7.90%, due 3/1/24	711
1,080	Lucid Energy Group II LLC, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 2/17/25	1,079	(b)
683	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 10/30/24	684	(b)
1,420	Rover, Term Loan B, (3 month USD LIBOR + 4.00%), 6.36%, due 10/31/24	1,426
875	Traverse Midstream Partners LLC, Term Loan, (3 month USD LIBOR + 4.00%), 5.85%, due 9/27/24	879
		7,059
Publishing 0.2%
884	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.05%, due 11/3/23	891
Radio & Television 1.9%
1,702	Cumulus Media, Term Loan, (1 month USD LIBOR + 3.25%), 5.16%, due 12/23/20	1,435
489	Gray Television Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.14%, due 2/7/24	491
1,529	iHeartCommunications Inc., Term Loan D, (3 month USD LIBOR + 6.75%), 9.05%, due 1/30/19	1,215
680	Sinclair Broadcasting, First Lien Term Loan B, (1 month USD LIBOR + 2.50%), due 12/12/24	683	(f)(g)
3,010	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 4.65%, due 3/15/24	2,966	(f)(g)
		6,790
Retailers (except food & drug) 3.5%
2,119	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 6.90%, due 9/25/24	2,133
	BJS Wholesale Club Inc.
2,044	First Lien Term Loan, (1 month USD LIBOR + 3.50%), 5.39%, due 2/3/24	2,052
453	Second Lien Term Loan, (1 month USD LIBOR + 7.50%), 9.39%, due 2/3/25	457
	EG Finco Limited
940	Term Loan, (3 month USD LIBOR + 4.00%), due 2/6/25	939	(f)(g)
155	Second Lien Term Loan, (3 month USD LIBOR + 8.00%), due 6/30/26	154	(f)(g)
640	EG Group Limited, Term Loan B, (3 month USD LIBOR + 4.00%), 6.34%, due 2/6/25	640	(f)(g)
559	Jo-Ann Stores, Term Loan, (3 month USD LIBOR + 5.00%), 7.51%, due 10/20/23	556	(f)(g)
733	Party City Holdings Inc., Term Loan B, (USD LIBOR + 2.75%), 4.92%, due 8/19/22	737	(e)
1,146	PetSmart, Inc., Term Loan B2, (1 month USD LIBOR + 3.00%), 4.89%, due 3/11/22	899

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Sally Beauty
$244	Term Loan B1, (1 month USD LIBOR + 2.25%), 4.16%, due 7/5/24	$243	(b)
555	Term Loan B2, 4.50%, due 7/5/24	541	(b)(h)
910	Shutterfly, Inc., Term Loan B2, (1 month USD LIBOR + 2.75%), 4.66%, due 8/17/24	918
2,422	Staples, Term Loan B, (3 month USD LIBOR + 4.00%), 5.79%, due 9/12/24	2,394
		12,663
Steel 0.9%
1,651	MRC Global (US) Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.50%), 5.40%, due 9/20/24	1,660
1,383	TMS International Corp., Term Loan B2, (1 month USD LIBOR + 2.75%), 4.65%, due 8/14/24	1,387
		3,047
Surface Transport 0.3%
1,097	Hertz Corporation, Term Loan B, (3 month USD LIBOR + 2.75%), 4.65%, due 6/30/23	1,100	(f)(g)
Telecommunications 6.4%
3,716	Centurylink, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 1/31/25	3,658
1,166	Communications Sales and Leasing Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 4.90%, due 10/24/22	1,121
1,466	Consolidated Communications Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 4.91%, due 10/4/23	1,456
	Frontier Communications Corp.
311	Term Loan A, (1 month USD LIBOR + 2.75%), 4.66%, due 3/31/21	306
2,249	Term Loan B1, (1 month USD LIBOR + 3.75%), 5.66%, due 6/15/24	2,220
	GTT Communications, Inc.
395	Term Loan B, (1 month USD LIBOR + 3.25%), 5.19%, due 1/9/24	395
2,335	Term Loan B, (1 month USD LIBOR + 2.75%), due 4/28/25	2,315	(f)(g)
	Intelsat Jackson HLDG
600	Term Loan B3, (3 month USD LIBOR + 3.75%), 5.71%, due 11/27/23	604
145	Term Loan B4, (3 month USD LIBOR + 4.50%), 6.46%, due 1/2/24	150
951	Term Loan B5, 6.63%, due 1/2/24	967	(h)
1,485	Level 3 Financing, Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 2/22/24	1,491
681	MTN Infrastructure TopCo Inc, First Lien Term Loan B, (1 month USD LIBOR + 3.25%), 5.15%, due 11/15/24	684	(f)(g)
2,985	Sprint Communications, Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.50%), 4.44%, due 2/2/24	2,992
	Syniverse Holdings, Inc.
2,085	First Lien Term Loan, (1 month USD LIBOR + 5.00%), 6.90%, due 3/9/23	2,107
265	Second Lien Term Loan, (1 month USD LIBOR + 9.00%), 10.90%, due 3/11/24	268
1,443	Telesat, Term Loan B4, (3 month USD LIBOR + 2.50%), 4.41%, due 11/17/23	1,448
819	Zayo Group, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 1/19/24	824
		23,006
Utilities 5.2%
	Calpine Corp.
427	Term Loan B6, (3 month USD LIBOR + 2.50%), 4.81%, due 1/15/23	429	(f)(g)
1,303	Term Loan B7, (3 month USD LIBOR + 2.50%), 4.81%, due 5/31/23	1,308
305	Term Loan B5, (3 month USD LIBOR + 2.50%), 4.81%, due 1/15/24	307
833	Compass Power Generation LLC, Term Loan B, (3 month USD LIBOR + 3.75%), 6.05%, due 12/20/24	841
2,524	Dynegy Holdings Inc., Term Loan C2, (1 month USD LIBOR + 2.50%), 4.40%, due 2/7/24	2,540

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$658	Exgen Renewable, Term Loan B, (3 month USD LIBOR + 3.00%), 4.99%, due 11/28/24	$663
729	Helix Gen Funding LLC, Term Loan B, (1 month USD LIBOR + 3.75%), 5.65%, due 6/2/24	735
1,550	Nautilus Power LLC, Term Loan B, (1 month USD LIBOR + 4.25%), 6.15%, due 5/16/24	1,569
1,451	NRG Energy Inc., Term Loan B, (3 month USD LIBOR + 1.75%), 4.05%, due 6/30/23	1,454
967	RJS Power Holdings LLC, Term Loan B1, (1 month USD LIBOR + 4.00%), 5.90%, due 7/15/23	956
	Texas Competitive
466	Term Loan C, (1 month USD LIBOR + 2.50%), 4.40%, due 8/4/23	469
2,623	Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 8/4/23	2,640
257	Term Loan B2, (1 month USD LIBOR + 2.25%), 4.15%, due 12/14/23	258
1,503	Term Loan B2, (1 month USD LIBOR + 4.00%), 5.90%, due 4/15/24	1,485
2,952	TPF II, Term Loan B, (1 month USD LIBOR + 3.75%), 5.65%, due 10/2/23	2,952
		18,606
	Total Loan Assignments (Cost $321,255)	320,984
Corporate Bonds 5.4%
Business Equipment & Services 0.1%
252	Brock Holdings Notes 2022, 15.00%, due 10/24/22	252	(a)(b)(c)
Cable & Satellite Television 0.5%
535	Altice Financing SA, 6.63%, due 2/15/23	535	(i)
360	Altice US Finance I Corp., 5.38%, due 7/15/23	360	(i)
360	CSC Holdings LLC, 6.75%, due 11/15/21	379
540	Numericable-SFR SA, 6.00%, due 5/15/22	534	(i)
		1,808
Chemicals 0.1%
370	PQ Corp., 6.75%, due 11/15/22	391	(i)
Consumer - Commercial Lease Financing 0.3%
375	Park Aerospace Holdings Ltd., 5.25%, due 8/15/22	373	(i)
530	SLM Corp., 5.50%, due 1/25/23	522
		895
Electric - Generation 0.5%
615	Drax Finco PLC, 6.63%, due 11/1/25	618	(i)
585	Dynegy, Inc., 7.63%, due 11/1/24	629
390	NRG Energy, Inc., 6.25%, due 7/15/22	401
		1,648
Energy - Exploration & Production 0.3%
360	Chesapeake Energy Corp., 8.00%, due 12/15/22	382	(i)
860	EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, due 2/15/25	606	(i)
		988
Gaming 0.1%
295	Int'l Game Technology PLC, 5.63%, due 2/15/20	302	(i)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Gas Distribution 0.3%
$380	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	$392
325	Sabine Pass Liquefaction LLC, 5.63%, due 2/1/21	341
370	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, due 11/15/23	350
		1,083
Health Facilities 0.4%
570	MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, due 10/15/27	540
829	Tenet Healthcare Corp., 4.63%, due 7/15/24	802	(i)
		1,342
Media Content 0.1%
535	Univision Communications, Inc., 5.13%, due 2/15/25	494	(i)
Oil Field Equipment & Services 0.1%
340	Precision Drilling Corp., 7.75%, due 12/15/23	354
Packaging 0.5%
390	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, due 9/15/22	388	(i)
880	BWAY Holding Co., 5.50%, due 4/15/24	886	(i)
475	Reynolds Group Issuer, Inc., (3 month USD LIBOR + 3.50%), 5.85%, due 7/15/21	481	(d)(i)
		1,755
Pharmaceuticals 0.8%
	Valeant Pharmaceuticals Int'l, Inc.
1,045	6.50%, due 3/15/22	1,084	(i)
1,055	7.00%, due 3/15/24	1,113	(i)
705	5.50%, due 11/1/25	701	(i)
		2,898
Printing & Publishing 0.2%
365	Harland Clarke Holdings Corp., 8.38%, due 8/15/22	373	(i)
505	Travelport Corporate Finance PLC, 6.00%, due 3/15/26	517	(i)
		890
Steel Producers - Products 0.3%
950	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	990	(i)
Support - Services 0.1%
330	Hertz Corp., 7.63%, due 6/1/22	336	(i)
Telecom - Wireless 0.5%
2,320	Wind Tre SpA, 5.00%, due 1/20/26	1,947	(i)
Telecom - Wireline Integrated 0.2%
915	Frontier Communications Corp., 8.50%, due 4/1/26	890	(i)
	Total Corporate Bonds (Cost $19,799)	19,263

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Asset-Backed Securities 2.8%
$390	Apidos CLO, Ser. 2015-22A, Class D, (3 month USD LIBOR + 6.00%), 8.36%, due 10/20/27	$394	(d)(i)
500	Ares XLIII CLO Ltd., Ser. 2017-43A, Class E, (3 month USD LIBOR + 6.47%), 8.82%, due 10/15/29	505	(d)(i)
285	California Street CLO IX L.P., Ser. 2012-9A, Class ER, (3 month USD LIBOR + 7.18%), 9.53%, due 10/16/28	289	(d)(i)
270	LCM Ltd. Partnership, Ser. 19A, Class E2, (3 month USD LIBOR + 5.70%), 8.05%, due 7/15/27	271	(d)(i)
	Magnetite CLO Ltd.
385	Ser. 2015-15A, Class E, (3 month USD LIBOR + 6.45%), 8.81%, due 10/25/27	386	(d)(i)
500	Ser. 2014-8A, Class ER2, (3 month USD LIBOR + 5.65%), 0.00%, due 4/15/31	500	(a)(d)(i)(j)
	OCP CLO Ltd.
400	Ser. 2014-5A, Class CR, (3 month USD LIBOR + 2.90%), 5.26%, due 4/26/31	397	(d)(i)
500	Ser. 2014-5A, Class DR, (3 month USD LIBOR + 5.70%), 8.06%, due 4/26/31	490	(d)(i)
	Palmer Square CLO Ltd.
1,000	Ser. 2013-2A, Class DR, (3 month USD LIBOR + 6.10%), 8.45%, due 10/17/27	1,010	(d)(i)
1,000	Ser. 2015-1A, Class DR, (3 month USD LIBOR + 6.20%), 8.09%, due 5/21/29	1,007	(d)(i)
600	Parallel Ltd., Ser. 2018-1A, Class C, (3 month USD LIBOR + 2.80%), 4.85%, due 4/20/31	594	(d)(i)
550	Post CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.87%), 0.00%, due 4/16/31	536	(a)(d)(i)(j)
335	Riserva CLO Ltd., Ser. 2016-3A, Class E, (3 month USD LIBOR + 6.75%), 9.11%, due 10/18/28	339	(d)(i)
500	Symphony CLO XIV Ltd., Ser. 2014-14A, Class E, (3 month USD LIBOR + 4.60%), 6.95%, due 7/14/26	486	(d)(i)
685	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class E, (3 month USD LIBOR + 7.25%), 9.60%, due 7/17/28	695	(d)(i)
250	TIAA CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 5.85%), 8.21%, due 4/20/29	251	(d)(i)
1,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 6.68%), 8.43%, due 7/25/29	1,010	(d)(i)
405	Voya CLO Ltd., Ser. 2015-3A, Class D2, (3 month USD LIBOR + 5.45%), 7.81%, due 10/20/27	406	(d)(i)
445	Webster Park CLO Ltd., Ser. 2015-1A, Class D, (3 month USD LIBOR + 6.10%), 8.46%, due 1/20/27	446	(d)(i)
	Total Asset-Backed Securities (Cost $9,608)	10,012
NUMBER OF SHARES
Short-Term Investments 6.9%
Investment Companies 6.9%
24,982,916	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(l) (Cost $24,983)	24,983	(k)
	Total Investments 104.8% (Cost $376,048)	375,678
	Liabilities Less Other Assets (4.8)%	(17,340	)(m)
	Net Assets 100.0%	$358,338

(a)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2018 amounted to approximately $1,724,000, which represents 0.5% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Illiquid security.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

  Benchmarks for Variable/Floating Rates:

LIBOR = London Interbank Offered Rate

(e)  The stated interest rate represents the weighted average interest rate at April 30, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(f)  All or a portion of this security has not settled as of April 30, 2018 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(g)  All or a portion of this security was purchased on a delayed delivery basis.

(h)  Fixed coupon.

(i)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $25,115,000, which represents 7.0% of net assets of the Fund. Securities denoted with (i) but without (c) have been deemed by the investment manager to be liquid.

(j)  When-issued security. Total value of all such securities at April 30, 2018 amounted to approximately $1,036,000, which represents 0.3% of net assets of the Fund.

(k)  All or a portion of this security is segregated in connection with obligations for when-issued and/or delayed delivery securities with a total value of approximately $24,983,000.

(l)  Represents 7-day effective yield as of April 30, 2018.

(m)  As of April 30, 2018, the value of unfunded loan commitments was approximately $250,000 of the Fund (see Note A of Notes to Financial Statements).

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$—	$—	$436	$436
Loan Assignments
Automotive	—	3,493	480	3,973
Building & Development	—	11,322	1,024	12,346
Business Equipment & Services	—	36,314	477	36,791
Financial Intermediaries	—	5,461	477	5,938
Food Products	—	2,992	337	3,329
Leisure Goods—Activities—Movies	—	13,970	1,385	15,355
Lodging & Casinos	—	23,722	3,487	27,209
Oil & Gas	—	5,296	1,763	7,059
Retailers (except food & drug)	—	11,879	784	12,663
Other Loan Assignments(a)	—	196,321	—	196,321
Total Loan Assignments	—	310,770	10,214	320,984

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Corporate Bonds
Business Equipment & Services	$—	$—	$252	$252
Other Corporate Bonds(a)	—	19,011	—	19,011
Total Corporate Bonds	—	19,011	252	19,263
Asset-Backed Securities	—	10,012	—	10,012
Short-Term Investments	—	24,983	—	24,983
Total Investments	$—	$364,776	$10,902	$375,678

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)		Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in securities:
Common Stocks(c)
Business Equipment & Services	$436	$—		$—		$—	$—	$—	$—	$—	$436	$—
Loan Assignments(d)
Automotive	—	—		—		(2)	484	(2)	—	—	480	(2)
Building & Development	1,039	1		0	(e)	(16)	—	—	—	—	1,024	(16)
Business Equipment & Services	—	—		—		(2)	479	—	—	—	477	(2)
Containers & Glass Products	862	(0	)(e)	0		(5)	—	(857)	—	—	—	—
Financial Intermediaries	946	(1)		(13)		1	894	(1,350)	—	—	477	1
Food Products	—	—		—		3	334	—	—	—	337	3
Health Care	2,467	—		—		—	—	—	—	(2,467)	—	—
Industrial Equipment	3,904	—		1		(11)	—	(1,032)	—	(2,862)	—	—

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Leisure Goods— Activities— Movies	$3,518	$—	$—	$(7)	$598	$—	$—	$(2,724)	$1,385	$(7)
Lodging & Casinos	2,313	(2)	(5)	(59)	183	(66)	1,123	—	3,487	(59)
Oil & Gas	—	—	—	(7)	1,772	(2)	—	—	1,763	(7)
Retailers (except food & drug)	—	—	2	(16)	244	(370)	924	—	784	(16)
Steel	3,069	—	—	(9)	—	(1,385)	—	(1,675)	—	—
Corporate Bonds(c)
Business Equipment & Services	252	—	—	—	—	—	—	—	252	—
Total	$18,806	$(2)	$(15)	$(130)	$4,988	$(5,064)	$2,047	$(9,728)	$10,902	$(105)

(c)  As of the six months ended April 30, 2018, these securities were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations in not presented.

(d)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(e)  Amount less than one thousand.

As of the six months ended April 30, 2018, certain securities were transferred from one level (as of October 31, 2017) to another. Based on beginning of period market values as of November 1, 2017, approximately $9,728,000 was transferred from Level 3 to Level 2. Also, approximately $2,047,000 was transferred from Level 2 to Level 3. Transfers of loan assignments into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the six months ended April 30, 2018, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 3.8%
Business Equipment & Services 1.1%
$5,118	Advantage Sales and Marketing, Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.40%, due 7/25/22	$4,714
11,218	First Data Corporation, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 7/8/22	11,257
3,984	Presidio, Term Loan B, (USD LIBOR + 2.75%), 5.05%, due 2/2/24	3,996	(k)
5,903	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 11/8/23	5,940
		25,907
Containers & Glass Products 0.2%
4,674	Reynolds Group, Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/5/23	4,704
Electronics - Electrical 0.5%
2,932	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.50%), 4.40%, due 4/16/25	2,951
7,925	SS&C Technologies Inc., Term Loan B3, (3 month USD LIBOR + 2.50%), 4.40%, due 4/16/25	7,974
		10,925
Food & Drug Retailers 0.1%
2,692	General Nutrition Centers, Inc., Term Loan, (1 month USD LIBOR + 7.00%), 8.91%, due 12/31/22	2,775
Health Care 0.4%
2,525	Envision Healthcare, Term Loan B, (1 month USD LIBOR + 3.00%), 4.91%, due 12/1/23	2,533
7,307	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/6/24	7,069
		9,602
Leisure Goods - Activities - Movies 0.2%
4,069	Seaworld, Term Loan B5, (3 month USD LIBOR + 3.00%), 5.30%, due 3/31/24	4,062
Lodging & Casinos 0.3%
7,186	Cowlitz Tribal Gaming, Term Loan, (1 month USD LIBOR + 10.50%), 12.40%, due 12/6/21	7,796	(b)(c)
Publishing 0.1%
2,930	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.05%, due 11/3/23	2,952
Radio & Television 0.2%
5,217	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 4.65%, due 3/15/24	5,142
Retailers (except food & drug) 0.2%
3,328	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 6.90%, due 9/25/24	3,349

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Telecommunications 0.2%
$5,586	Centurylink, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 1/31/25	$5,500
Utilities 0.3%
4,745	Calpine Corp., Term Loan B6, (3 month USD LIBOR + 2.50%), 4.81%, due 1/15/23	4,765
2,133	Texas Competitive, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.15%, due 12/14/23	2,147
		6,912
	Total Loan Assignments (Cost $88,420)	89,626
Corporate Bonds 90.8%
Advertising 1.9%
	Lamar Media Corp.
2,375	5.00%, due 5/1/23	2,400
2,285	5.75%, due 2/1/26	2,355
10,410	MDC Partners, Inc., 6.50%, due 5/1/24	10,241	(d)
2,840	Nielsen Co. Luxembourg SARL, 5.50%, due 10/1/21	2,883	(d)
	Nielsen Finance LLC/Nielsen Finance Co.
6,605	4.50%, due 10/1/20	6,597
17,205	5.00%, due 4/15/22	17,336	(d)
3,085	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, due 3/15/25	3,162
		44,974
Aerospace & Defense 0.2%
4,515	BBA US Holdings, Inc., 5.38%, due 5/1/26	4,540	(d)
Auto Parts & Equipment 0.6%
2,330	Goodyear Tire & Rubber Co., 5.13%, due 11/15/23	2,318
5,465	IHO Verwaltungs GmbH, 4.50% Cash/5.25% PIK, due 9/15/23	5,369	(d)(e)
6,352	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	6,400	(d)
		14,087
Banking 2.6%
	Ally Financial, Inc.
14,775	3.60%, due 5/21/18	14,738
6,295	3.25%, due 11/5/18	6,295
23,840	8.00%, due 3/15/20	25,688
	CIT Group, Inc.
5,443	3.88%, due 2/19/19	5,461
3,505	4.13%, due 3/9/21	3,509
5,820	5.00%, due 8/15/22	5,951
		61,642
Brokerage 0.3%
8,060	LPL Holdings, Inc., 5.75%, due 9/15/25	7,818	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Building & Construction 2.2%
	Lennar Corp.
$2,225	8.38%, due 5/15/18	$2,225	(d)
1,140	6.95%, due 6/1/18	1,143
1,970	8.38%, due 1/15/21	2,182	(d)
3,565	5.38%, due 10/1/22	3,690	(d)
6,690	4.75%, due 11/15/22	6,697
6,065	4.88%, due 12/15/23	6,080
3,985	5.25%, due 6/1/26	3,915	(d)
2,492	Meritage Homes Corp., 6.00%, due 6/1/25	2,570
6,835	PulteGroup, Inc., 4.25%, due 3/1/21	6,870
	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
2,395	5.25%, due 4/15/21	2,413	(d)
4,858	5.63%, due 3/1/24	4,858	(d)
	Toll Brothers Finance Corp.
4,730	4.38%, due 4/15/23	4,730
805	5.63%, due 1/15/24	846
3,320	4.35%, due 2/15/28	3,071
		51,290
Building Materials 0.4%
4,690	HD Supply, Inc., 5.75%, due 4/15/24	4,924	(d)
1,365	Jeld-Wen, Inc., 4.88%, due 12/15/27	1,287	(d)
3,050	USG Corp., 5.50%, due 3/1/25	3,187	(d)
		9,398
Cable & Satellite Television 7.8%
	Altice Luxembourg SA
11,280	7.75%, due 5/15/22	10,772	(d)
5,970	7.63%, due 2/15/25	5,380	(d)
	Altice US Finance I Corp.
2,050	5.38%, due 7/15/23	2,052	(d)
6,345	5.50%, due 5/15/26	6,151	(d)
3,490	Altice US Finance II Corp., 7.75%, due 7/15/25	3,673	(d)
	CCO Holdings LLC/CCO Holdings Capital Corp.
9,050	5.25%, due 9/30/22	9,206
14,020	5.13%, due 5/1/23	14,065	(d)
12,645	5.75%, due 2/15/26	12,550	(d)
3,635	5.88%, due 5/1/27	3,553	(d)
10,375	5.00%, due 2/1/28	9,580	(d)
9,992	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, due 12/15/21	9,892	(d)
	CSC Holdings LLC
14,403	10.88%, due 10/15/25	16,888	(d)
3,085	5.50%, due 4/15/27	2,961	(d)
5,515	CSC Holdings, Inc., 7.63%, due 7/15/18	5,563
	DISH DBS Corp.
7,215	5.88%, due 11/15/24	6,169
3,060	7.75%, due 7/1/26	2,775
	Numericable-SFR SA
13,605	6.00%, due 5/15/22	13,451	(d)
2,800	6.25%, due 5/15/24	2,667	(d)
14,965	7.38%, due 5/1/26	14,516	(d)
4,700	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, due 1/15/25	4,806	(d)
5,105	UPCB Finance IV Ltd., 5.38%, due 1/15/25	4,990	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$2,890	Virgin Media Finance PLC, 6.00%, due 10/15/24	$2,832	(d)
9,900	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	9,529	(d)
8,600	Ziggo Secured Finance B.V., 5.50%, due 1/15/27	8,106	(d)
		182,127
Chemicals 1.5%
3,320	CF Industries, Inc., 5.38%, due 3/15/44	2,908
	NOVA Chemicals Corp.
5,175	5.25%, due 8/1/23	5,175	(d)
9,500	4.88%, due 6/1/24	9,215	(d)
6,235	5.00%, due 5/1/25	6,001	(d)
5,635	5.25%, due 6/1/27	5,424	(d)
	WR Grace & Co-Conn
4,400	5.13%, due 10/1/21	4,520	(d)
2,030	5.63%, due 10/1/24	2,096	(d)
		35,339
Consumer - Commercial Lease Financing 6.6%
	Aircastle Ltd.
11,555	4.63%, due 12/15/18	11,642
2,835	6.25%, due 12/1/19	2,945
13,235	5.13%, due 3/15/21	13,599
3,385	5.50%, due 2/15/22	3,537
	Navient Corp.
3,715	5.50%, due 1/15/19	3,767
18,820	4.88%, due 6/17/19	18,985
6,275	8.00%, due 3/25/20	6,683
4,670	5.88%, due 3/25/21	4,781
2,115	6.63%, due 7/26/21	2,197
8,560	5.88%, due 10/25/24	8,389
2,640	6.75%, due 6/25/25	2,666
4,844	OneMain Financial Holdings LLC, 7.25%, due 12/15/21	5,013	(d)
	Park Aerospace Holdings Ltd.
23,030	5.25%, due 8/15/22	22,886	(d)
11,875	5.50%, due 2/15/24	11,533	(d)
8,870	SLM Corp., 6.13%, due 3/25/24	8,881
	Springleaf Finance Corp.
3,085	8.25%, due 12/15/20	3,402
6,025	7.75%, due 10/1/21	6,560
8,615	6.13%, due 5/15/22	8,820
7,720	6.88%, due 3/15/25	7,797
		154,083
Electric - Generation 3.8%
	Calpine Corp.
10,080	6.00%, due 1/15/22	10,307	(d)
12,565	5.38%, due 1/15/23	12,047
	Dynegy, Inc.
6,910	5.88%, due 6/1/23	7,074
12,825	7.63%, due 11/1/24	13,787
2,180	8.00%, due 1/15/25	2,362	(d)
7,115	8.13%, due 1/30/26	7,809	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	NRG Energy, Inc.
$4,060	6.25%, due 7/15/22	$4,172
13,340	7.25%, due 5/15/26	14,240
15,900	6.63%, due 1/15/27	16,377
		88,175
Electric - Integrated 1.0%
9,025	PPL Energy Supply LLC, 4.60%, due 12/15/21	7,671
	Talen Energy Supply LLC
13,990	9.50%, due 7/15/22	13,265	(d)
3,860	6.50%, due 6/1/25	2,818
		23,754
Electronics 1.0%
6,815	Amkor Technology, Inc., 6.38%, due 10/1/22	6,994
3,390	Micron Technology, Inc., 5.50%, due 2/1/25	3,526
5,420	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	5,433	(d)
6,260	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	6,508	(d)
		22,461
Energy - Exploration & Production 5.8%
	Antero Resources Corp.
9,450	5.38%, due 11/1/21	9,559
8,310	5.13%, due 12/1/22	8,352
6,130	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	6,590	(d)
	Chesapeake Energy Corp.
4,060	6.13%, due 2/15/21	4,090
1,395	8.00%, due 1/15/25	1,353	(d)
5,505	5.50%, due 9/15/26	4,809
5,675	8.00%, due 6/15/27	5,462	(d)
	Continental Resources, Inc.
2,578	4.50%, due 4/15/23	2,610
5,990	3.80%, due 6/1/24	5,840
2,130	4.90%, due 6/1/44	2,077
	EP Energy LLC/Everest Acquisition Finance, Inc.
5,489	7.75%, due 9/1/22	3,705
16,885	6.38%, due 6/15/23	8,949
13,160	9.38%, due 5/1/24	10,067	(d)
2,140	Newfield Exploration Co., 5.38%, due 1/1/26	2,213
	Oasis Petroleum, Inc.
3,625	6.50%, due 11/1/21	3,716
4,475	6.88%, due 3/15/22	4,609
2,595	6.25%, due 5/1/26	2,595	(d)(g)
2,590	PDC Energy, Inc., 6.13%, due 9/15/24	2,655
	Range Resources Corp.
4,555	5.00%, due 8/15/22	4,475
8,640	5.00%, due 3/15/23	8,312
9,660	Sanchez Energy Corp., 6.13%, due 1/15/23	6,976
	SM Energy Co.
5,085	6.13%, due 11/15/22	5,136
3,880	5.00%, due 1/15/24	3,696

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Whiting Petroleum Corp.
$4,735	5.75%, due 3/15/21	$4,848
6,435	6.25%, due 4/1/23	6,620
1,750	6.63%, due 1/15/26	1,794	(d)
4,860	WPX Energy, Inc., 5.25%, due 9/15/24	4,896
		136,004
Food & Drug Retail 0.2%
5,345	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC, 5.75%, due 3/15/25	4,657
Food - Wholesale 0.8%
3,875	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, due 1/15/24	3,991
	Post Holdings, Inc.
5,585	5.50%, due 3/1/25	5,487	(d)
4,245	5.75%, due 3/1/27	4,144	(d)
5,575	5.63%, due 1/15/28	5,324	(d)
		18,946
Gaming 3.1%
	Boyd Gaming Corp.
8,440	6.88%, due 5/15/23	8,862
7,055	6.38%, due 4/1/26	7,386
690	Eldorado Resorts, Inc., 7.00%, due 8/1/23	728
	GLP Capital L.P./GLP Financing II, Inc.
16,210	4.88%, due 11/1/20	16,553
5,060	5.38%, due 11/1/23	5,231
5,870	Int'l Game Technology PLC, 5.63%, due 2/15/20	6,010	(d)
	MGM Resorts Int'l
12,785	8.63%, due 2/1/19	13,245
2,225	5.25%, due 3/31/20	2,275
3,360	6.63%, due 12/15/21	3,595
4,335	Scientific Games Int'l, Inc., 10.00%, due 12/1/22	4,671
2,535	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/23	2,820
700	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	697	(d)
		72,073
Gas Distribution 6.5%
7,565	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	7,527
10,040	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	10,351
14,060	Cheniere Energy Partners L.P., 5.25%, due 10/1/25	13,744	(d)
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
2,655	6.25%, due 4/1/23	2,705
1,865	5.75%, due 4/1/25	1,846
	DCP Midstream LLC
2,490	9.75%, due 3/15/19	2,621	(d)
6,460	(3 month USD LIBOR + 3.85%), 5.85%, due 5/21/43	6,137	(a)(d)
2,645	DCP Midstream Operating L.P., 2.70%, due 4/1/19	2,618
4,795	DCP Midstream Operating LP, 5.60%, due 4/1/44	4,699
1,610	Duke Energy Corp., 8.13%, due 8/16/30	1,932
	Energy Transfer Equity L.P.
9,845	7.50%, due 10/15/20	10,546
4,555	5.88%, due 1/15/24	4,652

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	NuStar Logistics L.P.
$4,395	4.80%, due 9/1/20	$4,384
1,500	6.75%, due 2/1/21	1,556
1,600	4.75%, due 2/1/22	1,556
	Rockies Express Pipeline LLC
2,265	6.85%, due 7/15/18	2,282	(d)
6,405	6.00%, due 1/15/19	6,517	(d)
7,551	5.63%, due 4/15/20	7,818	(d)
1,505	7.50%, due 7/15/38	1,817	(d)
2,830	SemGroup Corp., 7.25%, due 3/15/26	2,809
11,440	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/23	10,782
10,070	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/25	9,607
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
2,950	4.13%, due 11/15/19	2,967
4,020	4.25%, due 11/15/23	3,799
8,040	6.75%, due 3/15/24	8,402
4,570	5.13%, due 2/1/25	4,433
6,765	5.00%, due 1/15/28	6,258	(d)
	Williams Cos., Inc.
2,300	Ser. A, 7.50%, due 1/15/31	2,777
5,580	5.75%, due 6/24/44	5,817
		152,959
Health Facilities 4.7%
2,090	Amsurg Corp., 5.63%, due 7/15/22	2,095
	CHS/Community Health Systems, Inc.
1,481	8.00%, due 11/15/19	1,348
1,750	7.13%, due 7/15/20	1,391
1,175	6.88%, due 2/1/22	643
4,900	Columbia/HCA Corp., 7.69%, due 6/15/25	5,468
	Envision Healthcare Corp.
1,430	5.13%, due 7/1/22	1,412	(d)
2,285	6.25%, due 12/1/24	2,376	(d)
	HCA, Inc.
3,235	6.50%, due 2/15/20	3,381
6,175	5.88%, due 3/15/22	6,507
9,365	4.75%, due 5/1/23	9,434
7,420	5.00%, due 3/15/24	7,504
4,810	5.25%, due 4/15/25	4,870
3,945	LifePoint Health, Inc., 5.88%, due 12/1/23	3,896
	MPT Operating Partnership L.P./MPT Finance Corp.
8,395	6.38%, due 3/1/24	8,815
10,048	5.50%, due 5/1/24	10,174
9,625	5.25%, due 8/1/26	9,360
11,655	5.00%, due 10/15/27	11,043
	Tenet Healthcare Corp.
3,785	7.50%, due 1/1/22	3,989	(d)
1,010	8.13%, due 4/1/22	1,052
4,215	6.75%, due 6/15/23	4,144
5,326	4.63%, due 7/15/24	5,152	(d)
2,328	6.88%, due 11/15/31	2,130
3,645	THC Escrow Corp., 7.00%, due 8/1/25	3,581	(d)
		109,765

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Health Services 1.5%
	DaVita HealthCare Partners, Inc.
$7,020	5.13%, due 7/15/24	$6,801
2,950	5.00%, due 5/1/25	2,796
10,045	DaVita, Inc., 5.75%, due 8/15/22	10,290
3,525	IMS Health, Inc., 5.00%, due 10/15/26	3,476	(d)
	Service Corp. Int'l
4,940	5.38%, due 1/15/22	5,029
6,675	5.38%, due 5/15/24	6,831
		35,223
Hotels 0.4%
6,343	ESH Hospitality, Inc., 5.25%, due 5/1/25	6,200	(d)
3,320	Hilton Domestic Operating Co., Inc., 5.13%, due 5/1/26	3,320	(d)
		9,520
Investments & Misc. Financial Services 0.6%
	MSCI, Inc.
8,205	5.25%, due 11/15/24	8,369	(d)
6,205	5.75%, due 8/15/25	6,471	(d)
		14,840
Machinery 0.6%
	CNH Industrial Capital LLC
3,095	3.38%, due 7/15/19	3,103
2,670	4.88%, due 4/1/21	2,758
4,075	4.38%, due 4/5/22	4,136
2,410	CNH Industrial NV, 4.50%, due 8/15/23	2,443
2,435	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	2,703
		15,143
Managed Care 0.7%
	Centene Corp.
9,340	4.75%, due 5/15/22	9,433
2,925	6.13%, due 2/15/24	3,065
3,860	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	3,929	(d)
		16,427
Media Content 3.7%
3,280	AMC Networks, Inc., 4.75%, due 8/1/25	3,100
	Gannett Co., Inc.
6,962	5.13%, due 10/15/19	7,014
2,695	5.13%, due 7/15/20	2,709
2,425	Gray Television, Inc., 5.13%, due 10/15/24	2,313	(d)
	Netflix, Inc.
705	5.38%, due 2/1/21	725
7,145	5.50%, due 2/15/22	7,413
3,375	4.38%, due 11/15/26	3,164
2,030	4.88%, due 4/15/28	1,918	(d)
3,235	5.88%, due 11/15/28	3,227	(d)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Sinclair Television Group, Inc.
$1,915	5.38%, due 4/1/21	$1,934
4,130	5.13%, due 2/15/27	3,831	(d)
	Sirius XM Radio, Inc.
1,140	4.63%, due 5/15/23	1,126	(d)
12,138	6.00%, due 7/15/24	12,470	(d)
6,935	5.38%, due 7/15/26	6,797	(d)
5,095	5.00%, due 8/1/27	4,856	(d)
7,127	Tribune Media Co., 5.88%, due 7/15/22	7,216
	Univision Communications, Inc.
2,450	6.75%, due 9/15/22	2,511	(d)
15,860	5.13%, due 5/15/23	15,067	(d)
		87,391
Medical Products 0.2%
	Hologic, Inc.
4,785	4.38%, due 10/15/25	4,605	(d)
1,340	4.63%, due 2/1/28	1,280	(d)
		5,885
Metals - Mining Excluding Steel 3.0%
1,340	Arconic, Inc., 5.13%, due 10/1/24	1,355
3,915	First Quantum Minerals Ltd., 7.25%, due 5/15/22	3,947	(d)
	FMG Resources (August 2006) Pty Ltd.
3,110	4.75%, due 5/15/22	3,084	(d)
1,830	5.13%, due 5/15/24	1,807	(d)
	Freeport-McMoRan, Inc.
3,385	3.10%, due 3/15/20	3,343
1,815	4.00%, due 11/14/21	1,806
3,260	3.55%, due 3/1/22	3,154
8,595	3.88%, due 3/15/23	8,240
10,995	5.40%, due 11/14/34	10,143
7,080	5.45%, due 3/15/43	6,443
4,405	Hudbay Minerals, Inc., 7.63%, due 1/15/25	4,665	(d)
	Novelis Corp.
2,310	6.25%, due 8/15/24	2,353	(d)
6,835	5.88%, due 9/30/26	6,784	(d)
	Teck Resources Ltd.
3,195	4.75%, due 1/15/22	3,241
3,920	8.50%, due 6/1/24	4,376	(d)
5,535	6.25%, due 7/15/41	5,867
		70,608
Oil Field Equipment & Services 0.7%
	Precision Drilling Corp.
4,718	6.50%, due 12/15/21	4,812
2,300	7.75%, due 12/15/23	2,395
8,675	5.25%, due 11/15/24	8,174
		15,381

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Packaging 2.6%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
$2,535	4.25%, due 9/15/22	$2,519	(d)
1,165	4.63%, due 5/15/23	1,166	(d)
8,585	6.00%, due 2/15/25	8,682	(d)
	Ball Corp.
3,725	4.38%, due 12/15/20	3,786
5,180	5.00%, due 3/15/22	5,368
6,075	Berry Plastics Corp., 5.13%, due 7/15/23	6,113
5,725	BWAY Holding Co., 5.50%, due 4/15/24	5,763	(d)
4,615	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/26	4,453	(d)
710	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/22	721	(d)
	Reynolds Group Issuer, Inc.
5,921	5.75%, due 10/15/20	5,964
1,741	6.88%, due 2/15/21	1,765
12,310	5.13%, due 7/15/23	12,364	(d)
3,085	Sealed Air Corp., 5.50%, due 9/15/25	3,189	(d)
		61,853
Personal & Household Products 0.5%
5,915	Energizer Holdings, Inc., 4.70%, due 5/24/22	5,765
1,305	Kronos Acquisition Holdings, Inc., 9.00%, due 8/15/23	1,246	(d)
2,050	Prestige Brands, Inc., 6.38%, due 3/1/24	2,060	(d)
2,295	Spectrum Brands, Inc., 5.75%, due 7/15/25	2,293
		11,364
Pharmaceuticals 1.8%
8,710	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	6,304	(d)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
9,290	6.00%, due 7/15/23	6,758	(d)
5,175	6.00%, due 2/1/25	3,635	(d)
2,910	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	2,188	(d)
	Valeant Pharmaceuticals Int'l, Inc.
9,050	5.50%, due 3/1/23	8,185	(d)
7,500	5.88%, due 5/15/23	6,858	(d)
8,015	5.50%, due 11/1/25	7,975	(d)
		41,903
Printing & Publishing 1.1%
6,439	Harland Clarke Holdings Corp., 8.38%, due 8/15/22	6,584	(d)
	R.R. Donnelley & Sons Co.
8,012	7.63%, due 6/15/20	8,398
7,490	7.88%, due 3/15/21	7,827
1,958	6.50%, due 11/15/23	1,976
2,095	6.00%, due 4/1/24	2,051
		26,836
Real Estate Development & Management 0.3%
6,335	Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, due 4/15/19	6,399	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Recreation & Travel 0.6%
$1,405	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 4/15/27	$1,398	(d)
8,888	NCL Corp. Ltd., 4.75%, due 12/15/21	9,022	(d)
4,155	Six Flags Entertainment Corp., 4.88%, due 7/31/24	4,051	(d)
		14,471
Real Estate Investment Trusts 0.7%
11,300	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	11,554
5,600	Starwood Property Trust, Inc., 3.63%, due 2/1/21	5,502	(d)
		17,056
Restaurants 1.0%
	1011778 BC ULC/New Red Finance, Inc.
4,956	4.63%, due 1/15/22	4,969	(d)
6,460	4.25%, due 5/15/24	6,145	(d)
4,715	5.00%, due 10/15/25	4,537	(d)
7,250	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	7,286	(d)
		22,937
Software - Services 3.2%
	CDK Global, Inc.
2,090	3.80%, due 10/15/19	2,098
825	5.00%, due 10/15/24	837
1,405	4.88%, due 6/1/27	1,349
	First Data Corp.
6,265	7.00%, due 12/1/23	6,556	(d)
8,835	5.00%, due 1/15/24	8,901	(d)
6,940	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	6,992	(d)(e)
7,535	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/25	7,770	(d)
	Nuance Communications, Inc.
4,784	5.38%, due 8/15/20	4,808	(d)
10,980	6.00%, due 7/1/24	11,227
8,135	Open Text Corp., 5.88%, due 6/1/26	8,440	(d)
12,515	Rackspace Hosting, Inc., 8.63%, due 11/15/24	12,687	(d)
3,805	Symantec Corp., 5.00%, due 4/15/25	3,821	(d)
		75,486
Specialty Retail 0.5%
1,995	Hanesbrands, Inc., 4.88%, due 5/15/26	1,925	(d)
4,445	Liberty Media Corp., 8.50%, due 7/15/29	4,790
1,810	PetSmart, Inc., 5.88%, due 6/1/25	1,303	(d)
2,820	QVC, Inc., 5.45%, due 8/15/34	2,655
		10,673
Steel Producers - Products 0.5%
1,940	ArcelorMittal, 7.00%, due 3/1/41	2,231
4,776	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	4,979	(d)
4,400	Steel Dynamics, Inc., 5.50%, due 10/1/24	4,521
		11,731

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Support - Services 4.5%
$6,405	ADT Corp., 4.88%, due 7/15/32	$5,300	(d)
14,985	Anna Merger Sub, Inc., 7.75%, due 10/1/22	8,916	(d)
	Aramark Services, Inc.
4,590	5.13%, due 1/15/24	4,670
2,110	5.00%, due 2/1/28	2,053	(d)
3,285	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, due 3/15/25	3,162	(d)
	Hertz Corp.
4,535	5.88%, due 10/15/20	4,478
1,435	7.63%, due 6/1/22	1,460	(d)
18,125	5.50%, due 10/15/24	15,180	(d)
10,978	IHS Markit Ltd., 5.00%, due 11/1/22	11,362	(d)
985	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/26	951	(d)
	Iron Mountain, Inc.
9,380	6.00%, due 8/15/23	9,661
10,719	5.75%, due 8/15/24	10,585
3,330	5.25%, due 3/15/28	3,134	(d)
11,920	Olympus Merger Sub, Inc., 8.50%, due 10/15/25	11,503	(d)
6,520	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	7,001	(d)
	United Rentals N.A., Inc.
1,545	4.63%, due 7/15/23	1,557
4,680	5.75%, due 11/15/24	4,844
		105,817
Technology Hardware & Equipment 2.4%
	CDW LLC/CDW Finance Corp.
6,230	5.00%, due 9/1/23	6,355
1,935	5.00%, due 9/1/25	1,930
6,260	CommScope Technologies LLC, 6.00%, due 6/15/25	6,448	(d)
	CommScope, Inc.
5,565	5.00%, due 6/15/21	5,607	(d)
2,385	5.50%, due 6/15/24	2,427	(d)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
8,260	5.88%, due 6/15/21	8,497	(d)
3,405	6.02%, due 6/15/26	3,606	(d)
16,835	EMC Corp., 1.88%, due 6/1/18	16,817
5,060	Project Homestake Merger Corp., 8.88%, due 3/1/23	4,680	(d)
		56,367
Telecom - Satellite 0.6%
4,644	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	4,783
7,145	Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	5,993
4,127	Intelsat Luxembourg SA, 8.13%, due 6/1/23	2,580
		13,356
Telecom - Wireless 2.6%
	Sprint Corp.
4,210	7.88%, due 9/15/23	4,515
18,490	7.13%, due 6/15/24	19,039
3,610	7.63%, due 3/1/26	3,800
4,310	Sprint Nextel Corp., 9.00%, due 11/15/18	4,431	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	T-Mobile USA, Inc.
$11,805	6.00%, due 3/1/23	$12,233
2,760	6.00%, due 4/15/24	2,890
1,575	4.50%, due 2/1/26	1,516
14,720	Wind Tre SpA, 5.00%, due 1/20/26	12,356	(d)
		60,780
Telecom - Wireline Integrated & Services 5.0%
16,587	Citizens Communications Co., 9.00%, due 8/15/31	10,160
23,715	Embarq Corp., 8.00%, due 6/1/36	22,526
4,200	Equinix, Inc., 5.88%, due 1/15/26	4,347
	Frontier Communications Corp.
2,600	8.13%, due 10/1/18	2,636
2,445	7.13%, due 1/15/23	1,748
3,895	7.63%, due 4/15/24	2,561
31,935	11.00%, due 9/15/25	24,510
	Level 3 Financing, Inc.
3,220	5.38%, due 8/15/22	3,236
6,950	5.13%, due 5/1/23	6,880
3,240	5.38%, due 1/15/24	3,208
6,580	Telecom Italia Capital SA, 6.00%, due 9/30/34	6,810
9,304	U.S. West Communications Group, 6.88%, due 9/15/33	8,822
	Zayo Group LLC/Zayo Capital, Inc.
3,710	6.00%, due 4/1/23	3,816
4,280	6.38%, due 5/15/25	4,431
10,835	5.75%, due 1/15/27	10,754	(d)
		116,445
Theaters & Entertainment 0.5%
	AMC Entertainment Holdings, Inc.
6,637	5.75%, due 6/15/25	6,438
6,415	6.13%, due 5/15/27	6,206
		12,644
	Total Corporate Bonds (Cost $2,121,927)	2,130,628
Asset-Backed Securities 1.2%
500	Apidos CLO XXVIII, Ser. 2017-28A, Class D, (3 month USD LIBOR + 5.50%), 7.19%, due 1/20/31	496	(a)(d)
1,250	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3 month USD LIBOR + 6.10%), 7.63%, due 10/15/30	1,257	(a)(d)
2,350	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.46%), 8.82%, due 10/20/29	2,368	(a)(d)
1,000	Babson CLO Ltd., Ser. 2015-2A, Class ER, (3 month USD LIBOR + 6.45%), 8.81%, due 10/20/30	1,011	(a)(d)
2,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3 month USD LIBOR + 6.41%), 8.76%, due 10/15/30	2,013	(a)(d)
	Canyon Capital CLO Ltd.
450	Ser. 2014-1A, Class DR, (3 month USD LIBOR + 5.50%), 7.86%, due 1/30/31	435	(a)(d)
250	Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.75%), 0.00%, due 7/15/31	250	(a)(d)(f)(g)
1,000	Carbone CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 5.90%), 7.57%, due 1/20/31	998	(a)(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$760	Carlyle U.S. CLO Ltd., Ser. 2017-5A, Class D, (3 month USD LIBOR + 5.30%), 7.03%, due 1/20/30	$735	(a)(d)
3,500	Dewolf Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.20%), 8.55%, due 10/15/30	3,525	(a)(d)
750	Dryden 53 CLO Ltd., Ser. 2017-53A, Class E, (3 month USD LIBOR + 5.30%), 7.65%, due 1/15/31	725	(a)(d)
1,600	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3 month USD LIBOR + 6.20%), 8.56%, due 10/19/29	1,612	(a)(d)
600	Eaton Vance CLO Ltd., Ser. 2015-1A, Class ER, (3 month USD LIBOR + 5.60%), 7.96%, due 1/20/30	589	(a)(d)
1,200	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.40%), 8.75%, due 10/15/30	1,212	(a)(d)
1,000	HPS Investment Partners, Ser. 2013-2A, Class DR, (3 month USD LIBOR + 6.60%), 8.96%, due 10/20/29	1,010	(a)(d)
900	Magnetite CLO Ltd., Ser. 2014-8A, Class ER2, (3 month USD LIBOR + 5.65%), 0.00%, due 4/15/31	900	(a)(d)(f)(g)
1,250	Marble Point CLO X Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.40%), 8.75%, due 10/15/30	1,255	(a)(d)
2,750	Milos CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.30%), 8.66%, due 10/20/30 OCP CLO Ltd.	2,764	(a)(d)
1,100	Ser. 2015-10A, Class DR, (3 month USD LIBOR + 5.50%), 7.86%, due 10/26/27	1,102	(a)(d)
1,200	Ser. 2017-14A, Class D, (3 month USD LIBOR + 5.80%), 7.34%, due 11/20/30	1,196	(a)(d)
450	Palmer Square CLO Ltd., Ser. 2014-1A, Class DR2, (3 month USD LIBOR + 5.70%), 8.05%,	448	(a)(d)
	due 1/17/31
1,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.87%), 0.00%, due 4/16/31	975	(a)(d)(f)(g)
	Total Asset-Backed Securities (Cost $26,511)	26,876
NUMBER OF SHARES
Short-Term Investments 2.8%
Investment Companies 2.8%
65,982,723	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(h)	65,983	(i)
	(Cost $65,983)
	Total Investments 98.6% (Cost $2,302,841)	2,313,113
	Other Assets Less Liabilities 1.4%	33,058	(j)
	Net Assets 100.0%	$2,346,171

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR (USD) — London Interbank Offered Rate

(b)  Illiquid security.

(c)  Value determined using significant unobservable inputs.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

approximately $955,083,000, which represents 40.7% of net assets of the Fund. Securities denoted with (d) but without (b) have been deemed by the investment manager to be liquid.

(e)  Payment-in-kind (PIK) security.

(f)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2018 amounted to approximately $2,125,000, which represents approximately 0.1% of net assets of the Fund.

(g)  When-issued security. Total value of all such securities at April 30, 2018 amounted to approximately $4,720,000, which represents 0.2% of net assets of the Fund.

(h)  Represents 7-day effective yield as of April 30, 2018.

(i)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $65,983,000.

(j)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

(k)  The stated interest rate represents the weighted average interest rate at April 30, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Lodging & Casinos	$—	$—	$7,796	$7,796
Other Loan Assignments(a)	—	81,830	—	81,830
Total Loan Assignments	—	81,830	7,796	89,626
Corporate Bonds(a)	—	2,130,628	—	2,130,628
Asset-Backed Securities	—	26,876	—	26,876
Short-Term Investments	—	65,983	—	65,983
Total Investments	$—	$2,305,317	$7,796	$2,313,113

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)		Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities:
Loan Assignments(c)
Health Care	$11,796	$—		$—		$—	$—	$—		$—	$(11,796)	$—	$—
Leisure Goods— Activities— Movies	3,104	0	(e)	33		(48)	—	(3,089)		—	—	—	—
Lodging & Casinos	12,902	37		497		(808)	—	(4,832)		—	—	7,796	(808)
Corporate Bonds(d)
Chemicals	1	—		0	(e)	(1)	—	(0	)(e)	—	—	—	—
Total	$27,803	$37		$530		$(857)	$—	$(7,921)		$—	$(11,796)	$7,796	$(808)

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  At the beginning of the period, these investments were valued in accordance with procedures approved by the Board of Trustees.

(e)  Amount less than one thousand.

  As of the six months ended April 30, 2018, certain securities were transferred from one level (as of October 31, 2017) to another. Based on beginning of period market values as of November 1, 2017, approximately $11,796,000 was transferred from Level 3 to Level 2. Transfers of loan assignments into or out of Level 3 were primarily due to the pricing methodology using a single observable input (Level 3) by the independent pricing service. As of the six months ended April 30, 2018, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 98.6%
Alabama 0.4%
$300	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/45	$332
American Samoa 0.2%
200	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	192
Arizona 5.8%
500	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/36	507	(a)
800	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/31 Putable 6/3/24	812
1,230	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/25	1,386
500	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/26	500	(a)(b)
250	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/25	265	(a)
500	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/46	531
600	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/36	588
500	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/35	511	(a)
		5,100
California 7.3%
250	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/35	257	(a)
500	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due 10/1/25	505
500	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/31	521	(a)
400	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	431	(a)
1,030	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/27	1,004
200	California St. G.O. Ref., Ser. 2015, 5.00%, due 8/1/29	232
500	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/27	477	(a)(b)
500	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/36	504	(a)
600	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/31	621	(a)
400	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/36	414	(a)
145	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/25	159
400	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/38	400
300	Deutsche Bank Spears/Lifers Trust Rev. (Floaters) (Deutsche Bank AG), Ser. 2017-7007, 2.25%, due 3/1/42	300	(a)(c)
500	Palomar Hlth. Ref. Rev., Ser. 2016, 5.00%, due 11/1/36	548
		6,373

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Colorado 3.7%
$471	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/26	$461
1,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/27	1,146
500	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/45	496
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250	Ser. 2015-A, 5.00%, due 12/1/34	280
250	Ser. 2015-A, 5.00%, due 12/1/35	278
500	Ser. 2015-A, 5.00%, due 12/1/45	551
		3,212
Connecticut 1.9%
725	City of Bridgeport, Ser. 2017-A, 5.00%, due 11/1/28	804
465	Hartford Co. Metro. Dist. G.O., Ser. 2016-C, (AGM Insured), 5.00%, due 11/1/27	540
290	Mohegan Tribe of Indians Gaming Au. Ref. Rev. (Priority Dist.), Ser. 2015-C, 4.75%, due 2/1/20	293	(a)
		1,637
Florida 5.0%
400	Cap. Trust Agcy. Rev. (Tuscan Garden Palm Coast Proj.), Ser. 2017-A, 7.00%, due 10/1/49	388	(a)(b)
300	Escambia Co. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.), Ser. 2009, 1.67%, due 4/1/39	300	(c)
650	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/36	608
450	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/35	464	(a)
350	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.38%, due 6/1/46	344	(a)
500	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Obligated Group), Ser. 2015-A, 7.00%, due 6/1/45	399	(a)
420	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, 3.75%, due 7/1/35	426
400	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/36	412
525	Lee Co. Ind. Dev. Au. Rev. (Cypress Cove Hlth. Park, Inc. Memory Care Proj.), Ser. 2014, 4.50%, due 10/1/32	529
500	Miami-Dade Co. Ind. Dev. Au. Rev. Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 1993, 1.58%, due 6/1/21	500	(c)
		4,370
Georgia 0.6%
250	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/36	230	(a)(b)
300	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	292	(a)(b)
		522
Hawaii 0.8%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250	Ser. 2015, 5.00%, due 1/1/35	250	(a)
500	Ser. 2015, 5.00%, due 1/1/45	490	(a)
		740

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Illinois 8.5%
$1,000	Chicago G.O., Ser. 2009-C, 5.00%, due 1/1/27	$1,006	(d)
	Chicago O'Hare Int'l Arpt. Rev. Ref.
200	Ser. 2015-A, 5.00%, due 1/1/28	222
100	Ser. 2015-A, 5.00%, due 1/1/34	109
500	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/48	540
	Chicago Ref. G.O.
1,000	Ser. 2012-C, 5.00%, due 1/1/20	1,027
500	Ser. 2012-C, 5.00%, due 1/1/24	519	(d)
155	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/27	171
500	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/39	532
400	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/35	406	(a)
425	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/47	449
	Illinois St. G.O. Ref.
750	Ser. 2016, 5.00%, due 2/1/24	780
485	Ser. 2016, 5.00%, due 2/1/26	504
620	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/22	673
500	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/47	502	(a)
		7,440
Indiana 0.8%
725	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/43	742
Iowa 1.0%
400	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/32	398
500	People's Mem. Hosp. Buchanan Co. Hosp. Rev., Ser. 2016, 1.50%, due 12/1/18	499
		897
Kansas 0.3%
300	Wichita City Sales Tax. Spec. Oblig. Rev. Ref. (Greenwich Star Bond), Ser. 2017-K-96, 4.20%, due 9/1/27	302
Kentucky 1.5%
405	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/29	404
435	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/37	430
475	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/31	479
		1,313
Louisiana 1.8%
400	Louisiana Local Govt. Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/32	392	(a)
500	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/26	570
555	New Orleans Swr. Svc. Rev. (Swr. Rev.), Ser. 2015, 5.00%, due 6/1/40	609
		1,571

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Maine 0.8%
$445	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/20	$460
200	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/35 Putable 8/1/25	208	(a)
		668
Michigan 4.1%
1,000	Michigan St. Fin. Au. Rev. Ref. (Std. Loan), Ser. 2014-25-A, 5.00%, due 11/1/20	1,058	(d)
1,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-C, 2.15%, due 6/1/23	969
400	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/35	400
1,000	Warren Cons. Sch. Dist. Ref. G.O., Ser. 2016-A, 5.00%, due 5/1/27	1,156
		3,583
Minnesota 0.9%
500	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/50	484
300	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/35	304
		788
Mississippi 0.8%
700	Mississippi St. Bus. Fin. Commission Gulf Opportunity Zone Rev. (Chevron U.S.A., Inc. Proj.), Ser. 2009-G, 1.55%, due 12/1/30	700	(c)
Missouri 2.4%
1,100	Missouri St. Hlth. & Ed. Fac. Au. Rev. (St. Louis Univ.), Ser. 2008-B-1, (LOC: Barclays Bank PLC), 1.48%, due 10/1/35	1,100	(c)
	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.)
255	Ser. 2015-A, 5.00%, due 8/15/30	264
390	Ser. 2015-A, 5.00%, due 8/15/35	401
355	Ser. 2015-A, 5.13%, due 8/15/45	363
		2,128
Nevada 0.6%
500	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/45	506	(a)
New Jersey 8.5%
	Atlantic City G.O. Ref.
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/26	225
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/32	224
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/42	220
200	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/45	202	(a)
	New Jersey Econ. Dev. Au. Ref. Rev. (Sch. Facs. Construction)
625	Ser. 2005-K, (AMBAC Insured), 5.25%, due 12/15/20	665
500	Ser. 2014-PP, 5.00%, due 6/15/19	513
750	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/47	788
250	New Jersey Ed. Fac. Au. Ref. Rev. (College of New Jersey), Ser. 2016-F, 4.00%, due 7/1/35	256

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$250	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/25	$279
1,265	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/26	1,380
500	New Jersey Hlth. Care Facs. Fin. Au. Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2016-A, 5.00%, due 7/1/39	549
720	New Jersey Trans. Trust Fund Au. Rev., Ser. 2003-B-4, 5.25%, due 12/15/19	749
	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes)
600	Ser. 2016-A-1, 5.00%, due 6/15/19	617
750	Ser. 2016-A-2, 5.00%, due 6/15/21	753
		7,420
New Mexico 0.6%
500	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/25	492	(a)(b)
New York 5.0%
200	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/34	206
400	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/25	400
900	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/22	977	(a)
500	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/31	523
1,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-Laguardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/28	1,131	(e)
250	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Energy Proj.), Ser. 2012-A, 5.25%, due 11/1/42	250	(a)
500	Syracuse IDA Pilot Rev. Ref. (Carousel Ctr. Proj.), Ser. 2016-A, 5.00%, due 1/1/31	542
400	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	397	(a)
		4,426
North Carolina 0.7%
250	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/37	260
345	North Carolina Med. Care Commission Retirement Facs. Ref. Rev. (United Methodist Retirement Homes), Ser. 2016-A, 5.00%, due 10/1/35	377
		637
North Dakota 1.1%
1,020	Williston Sales Tax Rev., Ser. 2011-B, 2.75%, due 5/1/19	1,009	(d)
Ohio 5.1%
3,500	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	3,478
1,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/48	1,006	(a)
		4,484

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Oklahoma 0.9%
$725	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/57	$805
Oregon 0.6%
490	Western Generation Agcy. Rev. (Wauna Cogeneration Proj.), Ser. 2006-A, 5.00%, due 1/1/21	491
Pennsylvania 5.1%
	Commonwealth Fin. Au. Tobacco Master Settlement Payment Rev. (Tobacco Master Settlement Payment Bonds)
500	Ser. 2018, 5.00%, due 6/1/20	526
350	Ser. 2018, 5.00%, due 6/1/32	389
150	Commonwealth of Pennsylvania Cert. of Participation Ref., Ser. 2018-A, 4.00%, due 7/1/46	146
	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.)
250	Ser. 2015, 5.25%, due 7/1/35	268
150	Ser. 2015, 5.50%, due 7/1/45	162
150	Latrobe Ind. Dev. Au. (St. Vincent College Proj.), Ser. 2013, 5.00%, due 5/1/43	157
	Luzerne Co. G. O. Ref.
750	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/29	843
200	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/27	226
750	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/38	817
400	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/53	402	(a)
500	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2017-B-1, 5.25%, due 6/1/47	552
		4,488
Rhode Island 2.7%
	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev.
255	Ser. 2016-1-C, 2.75%, due 4/1/25	250
275	Ser. 2016-1-C, 2.85%, due 10/1/25	270
280	Ser. 2016-1-C, 2.95%, due 4/1/26	275
185	Ser. 2016-1-C, 3.00%, due 10/1/26	182
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
665	Ser. 2013-A, 3.25%, due 12/1/22	672
675	Ser. 2017-A, 5.00%, due 12/1/24	750
		2,399
South Carolina 1.7%
500	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/31	515
500	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A, 7.75%, due 10/1/57	494
500	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/45	512	(a)
		1,521
Tennessee 0.8%
800	Bristol IDB Sales Tax Rev., Ser. 2016-B, 0.00%, due 12/1/21	671	(a)
Texas 6.9%
750	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/45	776
400	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/38	408

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$400	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/30	$431
400	Mesquite Hlth. Fac. Dev. Corp. Ref. Rev. (Christian Care Centers, Inc. Proj.), Ser. 2016, 5.00%, due 2/15/35	414
750	Mission Econ. Dev. Corp. Rev. (Sr. Lien-Natgasoline Proj.), Ser. 2016-B, 5.75%, due 10/1/31	770	(a)
300	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/45	232	(a)(b)
750	New Hope Cultural Ed. Facs. Fin. Corp. Retirement Fac. Rev. Ref. (Carillon Life Care Comm. Proj.), Ser. 2016, 5.00%, due 7/1/36	766
500	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.75%, due 7/1/51	528
500	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/47	412
500	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/40	530
750	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/34	818
		6,085
Utah 0.6%
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/45	518	(a)
Vermont 2.0%
500	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/36 Putable 4/3/28	498	(a)
	Vermont Std. Assist. Corp. Ed. Loan Rev.
910	Ser. 2013-A, 3.90%, due 6/15/22	947
330	Ser. 2015-A, 4.13%, due 6/15/28	327
		1,772
Virgin Islands 0.2%
200	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/29	134
Virginia 0.7%
400	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/35	398	(a)
200	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/35	211	(a)
		609
Washington 0.6%
500	Washington St. Hsg. Fin. Commission Rev. Ref. (Bayview Manor Homes), Ser. 2016-A, 5.00%, due 7/1/46	513	(a)
West Virginia 1.0%
870	West Virginia Econ. Dev. Au. Energy Rev. Ref. (Morgantown Energy Assoc. Proj.), Ser. 2016, 2.88%, due 12/15/26	853
Wisconsin 4.6%
400	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory), Ser. 2015, 4.95%, due 3/1/30	416	(a)
300	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/35	297	(a)
750	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/30	771
1,000	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	1,125

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$250	Pub. Fin. Au. Multi-Family Hsg. Mtge. Rev. (Trinity Affordable Section 8 Assisted Apts. Proj.), Ser. 2015-A, 4.50%, due 7/1/33	$180
405	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missouri Portfolio), Ser. 2015-A, 3.00%, due 12/1/21	406
450	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missouri Portfolio), Ser. 2015-A, 4.75%, due 12/1/35	472
400	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/35	348	(b)(f)
		4,015
	Total Investments 98.6% (Cost $86,959)	86,458
	Other Assets Less Liabilities 1.4%	1,239
	Net Assets 100.0%	$87,697

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $19,234,000, which represents 21.9% of net assets of the Fund. Securities denoted with (a) but without (b) have been deemed by the investment manager to be liquid.

(b)  Illiquid security.

(c)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2018.

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $3,592,000.

(e)  When-issued security. Total value of all such securities at April 30, 2018 amounted to approximately $1,131,000, which represents 1.3% of net assets of the Fund.

(f)  Defaulted security.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$86,458	$—	$86,458
Total Investments	$—	$86,458	$—	$86,458

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 100.1%
Alabama 0.1%
$200	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 1.90%, due 11/1/35	$200	(a)
Alaska 1.0%
2,000	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/25	2,268	(b)
Arizona 0.7%
500	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/48 Putable 10/18/24	572
950	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/24	1,059
		1,631
California 14.3%
	California G.O. Ref.
2,150	Ser. 2017, 5.00%, due 8/1/24	2,484
725	Ser. 2017, 5.00%, due 11/1/28	871
2,000	California Pub. Works Board Lease Rev. Ref., Ser. 2017-B, 5.00%, due 10/1/26	2,361
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	2,041
250	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/28	280
1,665	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/32	1,948
9,000	Deutsche Bank Spears/Lifers Trust Rev. (Floaters), Ser. 2017-7007, (LOC: Deutsche Bank AG), 2.25%, due 3/1/42	9,000	(a)(c)
5,000	Deutsche Bank Spears/Lifers Trust Rev. (Starwood Comm. Dev. Au.), Ser. 2017-DBE-7006, (LOC: Deutsche Bank AG), 2.25%, due 4/1/52	5,000	(a)(c)
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
1,300	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/27	1,511
500	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/32	570
560	Placer Co. Wtr. Agcy. Cert. of Participation Ref. Rev., Ser. 2016, 4.00%, due 7/1/30	614
1,000	San Diego Assoc. of Gov't South Bay Expressway Sr. Lien Toll Rev., Ser. 2017-A, 5.00%, due 7/1/42	1,132
	San Joaquin Co. Trans. Au. Rev. Ref.
825	Ser. 2017, 5.00%, due 3/1/31	971
2,705	Ser. 2017, 5.00%, due 3/1/37	3,110
	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010)
740	Ser. 2012-B, 0.00%, due 8/1/26	586
645	Ser. 2012-B, 0.00%, due 8/1/27	490
820	Santa Margarita Wtr. Dist. Spec. Sales Tax Ref. (Comm. Facs. Dist. #99-1 Talega), Ser. 2017-A, (BAM Insured), 5.00%, due 9/1/29	962
		33,931
Colorado 0.6%
945	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/25	1,078
300	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	322
		1,400

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Connecticut 0.8%
$2,000	Connecticut St. Hlth. & Ed. Facs. Au. Rev. (Yale Univ.), Ser. 1997-T-2, 1.65%, due 7/1/29 Putable 2/3/20	$1,989
District of Columbia 0.4%
	Dist. of Columbia Rev. (Assoc. of American Med. College)
460	Ser. 2011-A, 5.00%, due 10/1/21	499
350	Ser. 2011-A, 5.00%, due 10/1/22	386
		885
Florida 7.4%
700	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/30	747
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,123
1,200	Escambia Co. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.), Ser. 2009, 1.67%, due 4/1/39	1,200	(a)
1,345	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19 JEA Elec. Sys. Rev.	1,371
340	Ser. 2013-A, 5.00%, due 10/1/29 Pre-Refunded 10/1/22	379
560	Ser. 2013-A, 5.00%, due 10/1/29	616
2,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/32	2,103
300	Miami-Dade Co. Ind. Dev. Au. Rev. Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 1993, 1.58%, due 6/1/21	300	(a)
3,000	Miami-Dade Co. Wtr. & Swr. Sys. Rev. Ref., Ser. 2017-B, 5.00%, due 10/1/29	3,517
	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.)
1,155	Ser. 2010, 5.00%, due 5/1/22	1,195
1,480	Ser. 2010, 5.00%, due 5/1/23	1,530
2,040	Seminole Co. Sales Tax Rev. Ref., (NATL Insured), Ser. 2006-B, 5.25%, due 10/1/23	2,338
1,185	Sunshine St. Governmental Fin. Commission Rev., Ser. 2013-B-1, 5.00%, due 9/1/20	1,265
		17,684
Georgia 2.3%
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,808
1,000	Forsyth Co. G.O. Ref., Ser. 2015-B, 5.00%, due 3/1/27	1,163
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,163
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/25 Putable 6/13/19	499
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290	Ser. 2014, 5.00%, due 4/1/22	317
540	Ser. 2014, 5.00%, due 4/1/25	602
		5,552
Illinois 3.3%
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20	1,511
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,102
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	548
650	Illinois Ed. Facs. Au. Std. Hsg. Rev. (Unrefunded Bal.), Ser. 2002-A, (LOC: Harris Trust & Savings Bank), 1.79%, due 6/1/33	650	(a)
125	Illinois St. G.O. Ref., Ser. 2010, 5.00%, due 1/1/20	128
1,000	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/28	1,156

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
$500	Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/26	$509
500	Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/27	533
	Springfield G.O.
950	Ser. 2014, 4.25%, due 12/1/27	1,000
665	Ser. 2014, 5.00%, due 12/1/28	729
		7,866
Indiana 3.1%
720	Indiana Hlth. Fac. Fin. Au. Rev. (Ascension Hlth. Sub. Credit), Ser. 2005-A-1, 2.80%, due 11/1/27 Putable 8/1/19	724
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21 Pre-Refunded 2/1/19	1,653
	Indiana St. Muni. Pwr. Agcy. Ref. Rev.
940	Ser. 2010-B, 5.00%, due 1/1/22	1,008
500	Ser. 2016-C, 5.00%, due 1/1/27	585
2,100	Lafayette Sch. Corp. G.O., Ser. 2016, 4.00%, due 1/15/19	2,131
1,200	Rockport PCR Ref. Rev. (Indiana Michigan Pwr. Co. Proj.), Ser. 2009-A, 1.75%, due 6/1/25 Putable 6/1/18	1,200
		7,301
Iowa 0.4%
300	Iowa St. Fin. Au. Poll. Ctrl. Facs. Rev. Ref. (Midamerican Energy Co.), Ser. 2008-B, 1.78%, due 5/1/23	300 (a)
640	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/26	613
		913
Kentucky 1.5%
2,000	Carroll Co. PCR Rev. ref. (KY Utils. Co. Proj.), Ser. 2016-A, 1.05%, due 9/1/42 Putable 9/1/2019	1,967
1,470	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/24	1,554
		3,521
Louisiana 0.2%
145	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	154
200	New Orleans Swr. Svc. Ref. Rev., Ser. 2014, 5.00%, due 6/1/23	223
		377
Maryland 6.6%
2,645	Anne Arundel Co. G.O., Ser. 2018, 5.00%, due 10/1/23	3,006
4,000	Charles Co. G.O. Ref. (Consol Pub. Imp.), Ser. 2017, 5.00%, due 10/1/23	4,548
2,500	Maryland St. Dept. of Trans. Ref. Rev. Ref., Ser. 2016, 4.00%, due 9/1/25	2,748
2,635	Maryland St. G.O., Ser. 2017-A, 5.00%, due 3/15/29	3,125
2,000	Montgomery Co. G.O., Ser. 2014-A, 5.00%, due 11/1/24	2,315
		15,742

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Massachusetts 0.7%
$600	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/19	$618
260	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	330
675	Massachusetts St. Sch. Bldg. Au. Sales Tax Rev., Ser. 2016-B, 5.00%, due 11/15/26	800
		1,748
Michigan 0.7%
1,830	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/25	1,767
Minnesota 1.5%
550	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/29	639
1,080	Rochester G.O. (Lodging Tax), Ser. 2015-A, 5.00%, due 2/1/23	1,215
1,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/43	1,015
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	773
		3,642
Mississippi 3.7%
	Mississippi Dev. Bank Spec. Oblig.
530	Ser. 2010-D, 5.00%, due 8/1/22 Pre-Refunded 8/1/2020	565
515	Ser. 2010-D, 5.00%, due 8/1/22	543
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,441
	Mississippi St. Bus. Fin. Commission Gulf Opportunity Zone Rev. (Chevron U.S.A., Inc. Proj.)
300	Ser. 2009-G, 1.55%, due 12/1/30	300	(a)
4,300	Ser. 2010-F, 1.67%, due 12/1/30	4,300	(a)
1,325	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/26	1,535
		8,684
Missouri 1.7%
1,900	Missouri St. Hlth. & Ed. Fac. Au. Rev. (St. Louis Univ.), Ser. 2008-B-1, (LOC: Barclays Bank PLC), 1.48%, due 10/1/35	1,900	(a)
2,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/36 Putable 06/01/2023	2,191	(d)
		4,091
Nevada 0.3%
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	796
New Jersey 4.3%
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	154
1,000	New Jersey Econ. Dev. Au. Rev., Ser. 2017-DDD, 5.00%, due 6/15/42	1,045
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,015
500	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	525
1,130	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/29	1,301
1,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2017, 5.00%, due 10/1/26	1,091

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$2,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. (Aspen Riverpark Apts. Proj.), Ser. 2016-N, 1.20%, due 10/1/19 Putable 7/1/2018	$1,998
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,041
1,000	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes), Ser. 2016-A-1, 5.00%, due 6/15/19	1,029
	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.)
360	Ser. 2013, 3.00%, due 6/15/20	367
370	Ser. 2013, 3.00%, due 6/15/21	380
295	Ser. 2013, 4.00%, due 6/15/23	318
		10,264
New York 9.3%
390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/26	437
650	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	680
1,140	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/29 Long Beach, G.O.	1,291
485	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/21	516
500	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/22	537
520	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/23	562
1,000	Long Island Pwr. Au. Elec. Sys. Gen. Rev, Ser. 2017, 5.00%, due 9/1/29	1,177
1,000	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	1,034
1,850	New York City G.O., Ser. 2011-I1, 5.00%, due 8/1/18	1,865
1,170	New York City Transitional Fin. Au. Ref. Rev. (Future Tax Secured), Ser. 2015-C, 5.00%, due 11/1/18	1,189
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
1,950	Subser. 2016-A-1, 4.00%, due 5/1/31	2,080
3,200	Subser. 2017-F-1, 5.00%, due 5/1/30	3,741
800	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/25	912
125	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/26	145
1,170	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Bldg. Fin. Prog.), Ser. 2017-B, 4.00%, due 10/1/21	1,243
900	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	1,009
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19 Pre-Refunded 12/15/18	765
775	Niagara Falls G.O. Ref., Ser. 2016, 4.00%, due 5/15/19	783
1,000	Oneida Co. G.O., Ser. 2016, (BAM Insured), 2.00%, due 5/15/19	1,002
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,135
		22,103
North Carolina 0.7%
600	Greensboro Enterprise Sys. Rev. Ref., Ser. 2015, 5.00%, due 6/1/20	638
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	670
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20 Pre-Refunded 6/1/18	296
		1,604
Ohio 3.0%
4,000	Ohio St. G.O., Ser. 2018-A, 5.00%, due 2/1/24	4,567
2,150	Ohio St. Wtr. Dev. Au. Wtr. Poll. Ctrl. Rev., Ser. 2017-A, 5.00%, due 12/1/31	2,535
		7,102

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Oklahoma 1.3%
$1,000	Cleveland Co. Ed. Facs. Au. Lease Rev. (Moore Pub. Sch. Proj.), Ser. 2016, 5.00%, due 6/1/19	$1,031
675	Cleveland Co. Ed. Facs. Au. Lease Rev. Ref. (Noble Pub. Sch. Proj.), Ser. 2017, 5.00%, due 9/1/31	764
1,350	Tulsa Co. Independent Sch. Dist. No. 9 Union Board of Ed. G.O., Ser. 2016, 1.50%, due 4/1/19	1,347
		3,142
Pennsylvania 10.8%
	Berks Co. Ind. Dev. Au. Hlth. Sys. Rev. Ref. (Tower Hlth. Proj.)
2,000	Ser. 2017, 5.00%, due 11/1/28	2,294
1,000	Ser. 2017, 5.00%, due 11/1/29	1,142
1,500	Commonwealth Fin. Au. Tobacco Master Settlement Payment Rev. (Tobacco Master Settlement	1,507
	Payment Bonds), (AGM Insured), Ser. 2018, 4.00%, due 6/1/39
3,800	Deutsche Bank Spears/Lifers Trust Rev. (Chester Co. Ind. Dev. Au. Std. Hsg.), Ser. 2018-DBE-7010, 2.25%, due 2/1/43	3,800	(a)(c)
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
940	Ser. 2017, 5.00%, due 11/1/28	1,085
600	Ser. 2017, 5.00%, due 11/1/29	690
500	Ser. 2017, 5.00%, due 11/1/30	572
	Luzerne Co. G. O. Ref.
500	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/25	557
500	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/26	561
400	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/27	451
300	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/25	334
170	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/26	191
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
550	Ser. 2017, (AGM Insured), 5.00%, due 12/15/25	608
525	Ser. 2017, (AGM Insured), 5.00%, due 12/15/26	578
750	Ser. 2017, (AGM Insured), 5.00%, due 12/15/27	824
1,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/29	1,121
225	Pennsylvania St. Ref. G.O., Ser. 2016, 5.00%, due 9/15/26	259
2,065	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/27	2,324
1,405	Philadelphia G.O. Ref., Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	1,408
3,950	Philadelphia Wtr. & Wastewater Rev., Ser. 2017-A, 5.00%, due 10/1/47	4,377
750	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/28	881
		25,564
Rhode Island 2.4%
500	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/22	535
2,170	Rhode Island Commerce Corp. Spec. Fac. Rev. Ref. (1st Lien - R I Arpt. Corp. Int'l Fac. Proj.), Ser. 2018, 5.00%, due 7/1/28	2,488
	Rhode Island St. Hlth. & Ed. Bldg. Corp. Pub. Sch. Rev. Ref.
500	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/24	561
400	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/25	453
625	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	675
870	Rhode Island St. Providence Plantation Lease Cert. of Participation (Pastore Ctr. Energy Conservation Proj.), Ser. 2014-A, 5.00%, due 11/1/18	884
200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	200
		5,796
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
South Carolina 1.3%
$870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	$884
2,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/28	2,199
		3,083
Texas 8.9%
2,700	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/23	3,055
400	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	403
800	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	933
1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	1,459
1,250	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/27	1,392
500	McKinney G.O., Ser. 2014, 5.00%, due 8/15/24	574
	Midlothian Ref. G.O.
1,400	Ser. 2016, 2.00%, due 8/15/18	1,400
1,430	Ser. 2016, 2.00%, due 8/15/19	1,429
	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC)
160	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/20	165
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/21	208
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/22	210
125	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/23	132
220	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/24	232
1,900	North Tollway Au. First Tier Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/43	2,137
4,200	Permanent Univ. Fund - Univ. of Texas Sys. Rev., Ser. 2008-A, 1.65%, due 7/1/38	4,200 (a)
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	556
1,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	1,070
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	247
1,250	Texas Wtr. Dev. Board Rev., Ser. 2017-A, 4.00%, due 10/15/32	1,334
		21,136
Utah 0.7%
445	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svcs. Inc.), Ser. 2001, (AMBAC Insured), 5.13%, due 2/15/33	498
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,148
		1,646
Vermont 0.3%
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/29	703
Virginia 1.8%
2,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/27	2,362
1,700	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29 Pre-Refunded 5/15/21	1,797
		4,159
Washington 3.3%
	Kent Ref. G.O.
900	Ser. 2016, 4.00%, due 12/1/29	970
1,000	Ser. 2016, 4.00%, due 12/1/30	1,070
955	King Co. Ref. G.O., Ser. 2015-E, 5.00%, due 12/1/27	1,113

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	North Thurston Pub. Sch. G.O.
$215	Ser. 2016, 4.00%, due 12/1/28	$234
250	Ser. 2016, 4.00%, due 12/1/29	270
375	Ser. 2016, 4.00%, due 12/1/30	403
1,230	Seattle Ref. G.O., Ser. 2016-A, 4.00%, due 4/1/29	1,347
190	Washington St. G.O., Ser. 1993-B, 5.50%, due 5/1/18	190
320	Washington St. Ref. G.O., Ser. 2016-B, 5.00%, due 7/1/26	374
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800	Ser. 2016, 4.00%, due 12/1/29	867
975	Ser. 2016, 4.00%, due 12/1/30	1,048
		7,886
Wisconsin 0.7%
470	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	529
1,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/39	1,014
		1,543
	Total Investments 100.1% (Cost $239,260)	237,719
	Liabilities Less Other Assets (0.1)%	(150)
	Net Assets 100.0%	$237,569

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2018.

(b)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $2,268,000.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $17,800,000, which represents 7.5% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  When-issued security. Total value of all such securities at April 30, 2018 amounted to approximately $2,191,000, which represents 0.9% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

  The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$237,719	$—	$237,719
Total Investments	$—	$237,719	$—	$237,719

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

  As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 98.8%
New York 98.8%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
$250	Ser. 2014-A, 4.00%, due 12/1/20	$261
100	Ser. 2014-A, 4.00%, due 12/1/21	105
225	Ser. 2014-A, 4.00%, due 12/1/22	239
175	Ser. 2014-A, 5.00%, due 12/1/23	196
250	Buffalo & Fort Erie Pub. Bridge Au. Rev., Ser. 2017, 5.00%, due 1/1/47	278
250	Buffalo, G.O., Ser. 2016-A, 5.00%, due 4/1/28	293
	Build NYC Res. Corp. Ref. Rev.
425	Ser. 2015, 5.00%, due 6/1/22	470
475	Ser. 2015, 5.00%, due 6/1/24	541
750	Build NYC Res. Corp. Ref. Rev. (Manhattan College Proj.), Ser. 2017, 5.00%, due 8/1/47	826
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
100	Ser. 2015, 5.00%, due 6/1/21	108
200	Ser. 2015, 5.00%, due 6/1/22	219
50	Ser. 2015, 4.00%, due 6/1/24	54
175	Ser. 2015, 4.00%, due 6/1/25	188
	Dutchess Co. Local Dev. Corp. Rev.
225	Ser. 2014-A, 5.00%, due 7/1/21	243
150	Ser. 2014-A, 5.00%, due 7/1/22	165
135	Ser. 2014-A, 4.00%, due 7/1/23	145
115	Ser. 2014-A, 5.00%, due 7/1/25	130
	Erie Co. IDA Sch. Fac. Ref. Rev. (City Sch. Dist. Buffalo Proj.)
680	Ser. 2015-A, 5.00%, due 5/1/27	795
600	Ser. 2016-A, 5.00%, due 5/1/29	706
1,000	Hempstead Town G.O., Ser. 2017, (AGM Insured), 4.00%, due 4/1/25	1,095
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
300	Ser. 2014, 5.00%, due 7/1/18	301
575	Ser. 2014, 5.00%, due 7/1/19	592
605	Ser. 2014, 5.00%, due 7/1/20	637
455	Hudson Yards Infrastructure Corp. Rev., Ser. 2011-A, 5.75%, due 2/15/47 Pre-Refunded 2/15/21	501
	Long Island Pwr. Au. Rev.
500	Ser. 2008-A, 6.00%, due 5/1/33 Pre-Refunded 5/1/19	521
250	Ser. 2017, 5.00%, due 9/1/33	289
1,000	Metropolitan Trans. Au. Dedicated Tax Fund Ref. Rev., Ser. 2016-A, 5.25%, due 11/15/27	1,201
	Metropolitan Trans. Au. Rev.
1,120	Ser. 2008-C, 6.50%, due 11/15/28 Pre-Refunded 11/15/18	1,148
90	Ser. 2008-C, 6.50%, due 11/15/28 Pre-Refunded 11/15/18	92
290	Ser. 2008-C, 6.50%, due 11/15/28	297
400	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.13%, due 10/1/27	416
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
100	Ser. 2014-A, 4.00%, due 6/1/18	100
115	Ser. 2014-A, 5.00%, due 6/1/20	122
50	Ser. 2014-A, 5.00%, due 6/1/22	55
100	Ser. 2014-A, 5.00%, due 6/1/23	112
450	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/22	499
300	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/26	336
500	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	517
1,000	Nassau Co. G.O. Ref., Ser. 2017-C, 5.00%, due 10/1/28	1,164
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
415	Ser. 2014, 4.00%, due 7/1/18	416
150	Ser. 2014, 5.00%, due 7/1/27	166
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/19	357
500	New York City G.O. Ref., Ser. 2017-C, 5.00%, due 8/1/31	586

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	$1,022
795	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Fiscal 2008), Ser. 2007, 1.54%, due 6/15/33	795 (a)
	New York City Transitional Fin. Au. Rev. (Future Tax Secured-Fiscal)
355	Subser. 2016-A-1, 4.00%, due 5/1/30	382
750	Subser. 2016-A-1, 4.00%, due 5/1/31	800
1,100	Subser. 2016-A-1, 5.00%, due 5/1/33	1,260
350	New York Convention Center Dev. Corp. Rev. Ref. (Hotel Unit Fee Secured), Ser. 2015, 5.00%, due 11/15/22	389
505	New York G.O. Ref., Ser. 2017-A, 5.00%, due 8/1/26	592
1,120	New York St. Bridge Au. Rev., Ser. 2012, 4.00%, due 1/1/22	1,195
150	New York St. Dorm. Au. Ref. Rev. (St. Personal Income Tax), Ser. 2016-D, 5.00%, due 2/15/27	176
500	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.63%, due 7/1/36	497
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	806
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2014, 5.00%, due 7/1/22	556
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering)
500	Ser. 2012-1, 5.00%, due 7/1/20	532
1,150	Ser. 2012-1, 4.00%, due 7/1/22	1,225
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22 Pre-Refunded 5/1/21	217
300	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Bldg. Fin. Prog.), Ser. 2017-C, (AGM Insured), 5.00%, due 10/1/27	357
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.)
275	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/23	312
2,000	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/24	2,297
500	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (NYU Dorm. Facs.), Ser. 2015-B, 5.00%, due 7/1/26	577
500	New York St. Dorm. Au. Rev. Non St. Supported Debt Rev. Ref. (Fordham Univ.), Ser. 2017, 4.00%, due 7/1/33	525
1,050	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Univ. Facs.), Ser. 2017-A, 5.00%, due 7/1/30	1,229
500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	514
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental Hlth. Svcs. Facs. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,518
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,241
490	New York St. Energy Research & Dev. Au. Pollution Ctrl. Ref. Rev. (New York Elec. & Gas Corp. Proj.), Ser. 1994, 2.00%, due 2/1/29 Putable 5/1/20	487
1,450	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,611
	New York St. G.O.
1,415	Ser. 2008, 6.25%, due 10/15/28 Pre-Refunded 10/15/18	1,442
300	Ser. 2016-B-1, 5.00%, due 12/1/29	349
85	New York St. G.O. (Unrefunded), Ser. 2008, 6.25%, due 10/15/28	87
750	New York St. HFA Rev. (Affordable Hsg.), Ser. 2015-G, (SONYMA Insured), 1.35%, due 5/1/19	746
	New York St. Urban Dev. Corp. Rev. Ref. (Personal Income Tax)
500	Ser. 2016-A, 5.00%, due 3/15/28	581
1,000	Ser. 2017-B, 5.00%, due 3/15/30	1,169
335	Ser. 2017-C-2, 5.00%, due 3/15/29	395
165	Niagara Falls Pub. Wtr. Au. Wtr. & Swr. Sys. Rev. Ref., Ser. 2016-A, 5.00%, due 7/15/25	191
650	Niagara Falls Ref. G.O., Ser. 2016, 4.00%, due 5/15/19	657
610	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/21	655
	Orange Co. Funding Corp. Rev. (Mount St. Mary College)
735	Ser. 2012-B, 4.00%, due 7/1/23	775
695	Ser. 2012-B, 4.00%, due 7/1/24	730

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$650	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred-Third), Ser. 2017, 5.00%, due 4/15/57	$713
350	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	369
1,500	Sales Tax Asset Receivable Corp. Ref. Rev. (Fiscal 2015), Ser. 2014-A, 4.00%, due 10/15/23	1,636
170	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	194
	Suffolk Co. G.O. (Pub. Imp.)
500	Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/19	505
80	Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/24	81
500	Triborough Bridge & Tunnel Au. Rev., Ser. 2017-A, 5.00%, due 11/15/25	588
	Triborough Bridge & Tunnel Au. Rev. Ref.
1,500	Ser. 2013-A, 5.00%, due 11/15/27	1,682
320	Ser. 2016-A, 5.00%, due 11/15/46	359
500	Ser. 2017-B, 5.00%, due 11/15/30	589
450	TSASC Inc. Rev. Ref., Ser. 2017, 5.00%, due 6/1/28	513
950	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,079
	Total Investments 98.8% (Cost $55,653)	55,679
	Other Assets Less Liabilities 1.2%	675
	Net Assets 100.0%	$56,354

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$55,679	$—	$55,679
Total Investments	$—	$55,679	$—	$55,679

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 5.2%
	U.S. Treasury Notes
$315	0.88%, due 5/15/19	$311
1,095	1.38%, due 2/15/20	1,074
1,925	2.25%, due 2/15/21	1,906
1,275	2.38%, due 4/15/21	1,266
	Total U.S. Treasury Obligations (Cost $4,571)	4,557
Mortgage-Backed Securities 23.7%
Collateralized Mortgage Obligations 0.1%
76	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1 month USD LIBOR + 1.13%), 3.01%, due 6/19/34	73	(a)
Commercial Mortgage-Backed 21.0%
820	Banc of America Commercial Mortgage Trust, Ser. 2017-BNK3, Class A1, 1.96%, due 2/15/50	803
590	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/50	579
	CD Mortgage Trust
681	Ser. 2016-CD1, Class A1, 1.44%, due 8/10/49	663
405	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/50	398
2,052	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/50	2,005
672	Citigroup Commercial Mortgage Trust, Ser. 2016-C2, Class A1, 1.50%, due 8/10/49	654
	Commercial Mortgage Pass-Through Certificates
373	Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	372
66	Ser. 2014-CCRE16, Class A1, 1.45%, due 4/10/47	66
189	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	188
185	Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	184
265	Ser. 2015-CCRE25, Class A1, 1.74%, due 8/10/48	262
556	Ser. 2016-CCRE28, Class A1, 1.77%, due 2/10/49	549
289	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	287
935	CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Class A1, 2.23%, due 11/15/50	917
613	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 9/10/49	599
227	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	224
1,665	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/50	1,634	(b)
	Morgan Stanley Bank of America Merrill Lynch Trust
507	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	497
835	Ser. 2017-C33, Class A1, 2.03%, due 5/15/50	819
469	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	458
2,037	UBS Commercial Mortgage Trust, Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	1,991
	Wells Fargo Commercial Mortgage Trust
234	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	232
995	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	972
926	Ser. 2017-C39, Class A1, 1.98%, due 9/15/50	904
679	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	669
775	Ser. 2016-C32, Class A1, 1.58%, due 1/15/59	764
	WF-RBS Commercial Mortgage Trust
265	Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	263
566	Ser. 2014-C24, Class A1, 1.39%, due 11/15/47	561
		18,514

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Fannie Mae 1.4%
	Pass-Through Certificates
$277	3.50%, due 10/1/25	$280
592	3.00%, due 9/1/27	589
381	4.50%, due 4/1/39 – 5/1/44	399
		1,268
Freddie Mac 1.2%
	Pass-Through Certificates
314	3.50%, due 5/1/26	319
444	3.00%, due 1/1/27	443
254	4.50%, due 11/1/39	267
		1,029
	Total Mortgage-Backed Securities (Cost $21,328)	20,884
Corporate Bonds 51.8%
Aerospace & Defense 1.4%
1,225	Northrop Grumman Corp., 1.75%, due 6/1/18	1,224
Agriculture 1.7%
1,515	BAT Capital Corp., 2.30%, due 8/14/20	1,482	(b)
Auto Manufacturers 1.8%
390	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	384	(b)
1,200	Ford Motor Credit Co. LLC, 2.02%, due 5/3/19	1,189
		1,573
Banks 17.3%
1,675	Bank of America Corp., 5.63%, due 7/1/20	1,764
1,380	Capital One Financial Corp., 2.50%, due 5/12/20	1,360
2,025	Citigroup, Inc., 2.45%, due 1/10/20	2,007
2,100	Goldman Sachs Group, Inc., 2.60%, due 4/23/20	2,081
2,165	JPMorgan Chase & Co., 2.25%, due 1/23/20	2,140
2,000	Morgan Stanley, 5.75%, due 1/25/21	2,126
1,235	Santander UK PLC, 2.50%, due 1/5/21	1,211
795	Sumitomo Mitsui Banking Corp., 2.51%, due 1/17/20	787
900	Wells Fargo & Co., 2.50%, due 3/4/21	881
915	Westpac Banking Corp., 2.15%, due 3/6/20	901
		15,258
Beverages 1.4%
1,275	Anheuser-Busch InBev Finance, Inc., 2.65%, due 2/1/21	1,260
Biotechnology 1.0%
900	Baxalta, Inc., (3 month USD LIBOR + 0.78%), 3.03%, due 6/22/18	901	(a)
Commercial Services 1.6%
1,335	ERAC USA Finance LLC, 5.25%, due 10/1/20	1,395	(b)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Diversified Financial Services 3.4%
$675	AIG Global Funding, 2.15%, due 7/2/20	$660	(b)
1,525	American Express Co., 2.20%, due 10/30/20	1,492
810	Protective Life Global Funding, (3 month USD LIBOR + 0.55%), 2.60%, due 6/8/18	810	(a)(b)
		2,962
Electric 5.0%
1,100	Dominion Energy, Inc., 2.58%, due 7/1/20	1,083
1,000	Pacific Gas & Electric Co., (3 month USD LIBOR + 0.23%), 2.21%, due 11/28/18	999	(a)(b)
1,060	Pennsylvania Electric Co., 5.20%, due 4/1/20	1,090
	Sempra Energy
810	(3 month USD LIBOR + 0.25%), 2.60%, due 7/15/19	812	(a)
390	2.40%, due 2/1/20	385
		4,369
Healthcare - Products 0.6%
551	Abbott Laboratories, 2.35%, due 11/22/19	546
Household Products - Wares 1.1%
990	Reckitt Benckiser Treasury Services PLC, 2.13%, due 9/21/18	988	(b)
Media 1.2%
500	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, due 7/23/20	501
585	Discovery Communications LLC, 2.20%, due 9/20/19	578
		1,079
Miscellaneous Manufacturer 1.4%
1,260	Siemens Financieringsmaatschappij NV, (3 month USD LIBOR + 0.28%), 2.22%, due 5/25/18	1,260	(a)(b)
Oil & Gas 1.8%
835	BP AMI Leasing, Inc., 5.52%, due 5/8/19	858	(b)
735	Total Capital Int'l SA, (3 month USD LIBOR + 0.57%), 2.38%, due 8/10/18	736	(a)
		1,594
Pharmaceuticals 4.5%
1,235	AbbVie, Inc., 2.50%, due 5/14/20	1,220
	CVS Health Corp.
830	1.90%, due 7/20/18	829
900	2.80%, due 7/20/20	894
380	Mylan NV, 2.50%, due 6/7/19	377
640	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	629
		3,949
Pipelines 1.3%
1,180	Enterprise Products Operating LLC, 2.80%, due 2/15/21	1,166

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Telecommunications 5.3%
$1,715	AT&T, Inc., 5.20%, due 3/15/20	$1,778
	Cisco Systems, Inc.
1,000	(3 month USD LIBOR + 0.31%), 2.43%, due 6/15/18	1,001	(a)
571	(3 month USD LIBOR + 0.50%), 2.51%, due 3/1/19	573	(a)
1,335	Verizon Communications, Inc., (3 month USD LIBOR + 0.55%), 2.45%, due 5/22/20	1,343	(a)
		4,695
	Total Corporate Bonds (Cost $46,187)	45,701
Asset-Backed Securities 13.8%
565	Ally Auto Receivables Trust, Ser. 2018-1, Class A3, 2.35%, due 6/15/22	560
1,570	American Express Credit Account Master Trust, Ser. 2018-1, Class A, 2.67%, due 10/17/22	1,567
541	Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Class A2A, 1.77%, due 12/19/19	539	(b)
	Capital One Multi-Asset Execution Trust
1,200	Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	1,183
1,030	Ser. 2014-A4, Class A4, (1 month USD LIBOR + 0.36%), 2.26%, due 6/15/22	1,033	(a)
	Chase Issuance Trust
1,000	Ser. 2013-A7, Class A, (1 month USD LIBOR + 0.43%), 2.33%, due 9/15/20	1,001	(a)
1,050	Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	1,033
	Citibank Credit Card Issuance Trust
1,100	Ser. 2013-A2, Class A2, (1 month USD LIBOR + 0.28%), 2.18%, due 5/26/20	1,100	(a)
1,000	Ser. 2013-A4, Class A4, (1 month USD LIBOR + 0.42%), 2.32%, due 7/24/20	1,001	(a)
1,350	GM Financial Consumer Automobile Receivables Trust, Ser. 2017-3A, Class A2A, 1.71%, due 9/16/20	1,344	(b)
0 (c)	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	0	(c)
600	Nissan Auto Receivables Owner Trust, Ser. 2016-C, Class A3, 1.18%, due 1/15/21	593
565	Toyota Auto Receivables Owner Trust, Ser. 2018-A, Class A3, 2.35%, due 5/16/22	560
675	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	669	(b)
	Total Asset-Backed Securities (Cost $12,252)	12,183
NUMBER OF SHARES
Short-Term Investments 7.8%
Investment Companies 7.8%
6,923,653	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(e) (Cost $6,924)	6,924	(d)
	Total Investments 102.3% (Cost $91,262)	90,249
	Liabilities Less Other Assets (2.3)%	(2,033	)(f)
	Net Assets 100.0%	$88,216

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR — London Interbank Offered Rate

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $13,022,000, which represents 14.8% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Amount less than one thousand.

(d)  All or a portion of this security is segregated in connection with obligations for futures with a total value of approximately $6,924,000.

(e)  Represents 7-day effective yield as of April 30, 2018.

(f)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	54	U.S. Treasury Note, 2 Year	$11,450,531	$(29,484)
Total Futures			$11,450,531	$(29,484)

At April 30, 2018, the Fund had $84,410 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2018, the average notional value of futures for the Fund was $9,756,702 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$4,557	$—	$4,557
Mortgage-Backed Securities(a)	—	20,884	—	20,884
Corporate Bonds(a)	—	45,701	—	45,701
Asset-Backed Securities	—	12,183	—	12,183
Short-Term Investments	—	6,924	—	6,924
Total Investments	$—	$90,249	$—	$90,249

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Liabilities	$(29)	$—	$—	$(29)
Total	$(29)	$—	$—	$(29)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited)
April 30, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 4.0%
Building & Development 0.1%
$71	Realogy Corporation, Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 2/8/25	$71
Business Equipment & Services 0.7%
217	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 11/8/23	218
204	West, Term Loan, (1 month USD LIBOR + 4.00%), 5.90%, due 10/10/24	206
		424
Containers & Glass Products 0.2%
125	SIG Combibloc Group, Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 3/13/22	125
Electronics - Electrical 0.4%
188	Rackspace Hosting, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.00%), 4.79%, due 11/3/23	187
23	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.50%), 4.40%, due 4/16/25	23
62	SS&C Technologies Inc., Term Loan B3, (3 month USD LIBOR + 2.50%), 4.40%, due 4/16/25	62
		272
Health Care 0.4%
242	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/6/24	234
Lodging & Casinos 1.0%
199	Cowlitz Tribal Gaming, Term Loan, (1 month USD LIBOR + 10.50%), 12.40%, due 12/6/21	216	(b)(c)
282	Station Casinos, Term Loan B, (1 month USD LIBOR + 2.50%), 4.41%, due 6/8/23	282
128	Twin Rivers Casino, Term Loan B, (3 month USD LIBOR + 3.50%), 5.80%, due 7/10/20	129
		627
Publishing 0.1%
73	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.05%, due 11/3/23	74
Radio & Television 0.3%
216	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 4.65%, due 3/15/24	213
Retailers (except food & drug) 0.3%
189	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 6.90%, due 9/25/24	190
Steel 0.3%
219	Big River Steel, Term Loan B, (3 month USD LIBOR + 5.00%), 7.30%, due 8/23/23	222	(c)
Telecommunications 0.1%
65	Syniverse Holdings, Inc., First Lien Term Loan, (1 month USD LIBOR + 5.00%), 6.90%, due 3/9/23	66
Utilities 0.1%
54	Texas Competitive, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.15%, due 12/14/23	55	(f)
	Total Loan Assignments (Cost $2,559)	2,573

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds 92.8%
Advertising 3.4%
$370	Lamar Media Corp., 5.00%, due 5/1/23	$374
360	MDC Partners, Inc., 6.50%, due 5/1/24	354	(d)
	Nielsen Finance LLC/Nielsen Finance Co.
970	4.50%, due 10/1/20	969
365	5.00%, due 4/15/22	368	(d)
110	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, due 2/15/24	111
		2,176
Auto Parts & Equipment 0.2%
150	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	151	(d)
Banking 0.9%
	Ally Financial, Inc.
85	3.25%, due 11/5/18	85
90	8.00%, due 3/15/20	97
195	7.50%, due 9/15/20	211
125	4.13%, due 2/13/22	124
	CIT Group, Inc.
58	3.88%, due 2/19/19	58
35	4.13%, due 3/9/21	35
		610
Building & Construction 3.8%
	Lennar Corp.
275	8.38%, due 5/15/18	275	(d)
515	6.95%, due 6/1/18	516
400	4.75%, due 4/1/21	405
180	4.13%, due 1/15/22	179
70	5.38%, due 10/1/22	72	(d)
175	Meritage Homes Corp., 7.15%, due 4/15/20	186
105	PulteGroup, Inc., 4.25%, due 3/1/21	106
375	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.25%, due 4/15/21	378	(d)
240	Toll Brothers Finance Corp., 5.88%, due 2/15/22	254
110	TRI Pointe Group, Inc., 4.88%, due 7/1/21	111
		2,482
Building Materials 0.4%
110	Beacon Roofing Supply, Inc., 6.38%, due 10/1/23	115
70	HD Supply, Inc., 5.75%, due 4/15/24	74	(d)
65	Masonite Int'l Corp., 5.63%, due 3/15/23	67	(d)
		256
Cable & Satellite Television 7.8%
200	Altice Luxembourg SA, 7.75%, due 5/15/22	191	(d)
400	Altice US Finance I Corp., 5.38%, due 7/15/23	400	(d)
395	Cable One, Inc., 5.75%, due 6/15/22	404	(d)
	CCO Holdings LLC/CCO Holdings Capital Corp.
690	5.13%, due 2/15/23	693

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$210	4.00%, due 3/1/23	$203	(d)
175	5.75%, due 1/15/24	177
190	5.88%, due 4/1/24	193	(d)
210	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, due 12/15/21	208	(d)
	CSC Holdings LLC
385	6.75%, due 11/15/21	405
550	10.13%, due 1/15/23	610	(d)
	DISH DBS Corp.
75	5.13%, due 5/1/20	75
245	6.75%, due 6/1/21	244
255	Lynx II Corp., 6.38%, due 4/15/23	257	(d)
	Numericable-SFR SA
590	6.00%, due 5/15/22	583	(d)
410	6.25%, due 5/15/24	390	(d)
		5,033
Chemicals 2.6%
105	Ashland LLC, 4.75%, due 8/15/22	106
	Huntsman Int'l LLC
220	4.88%, due 11/15/20	224
155	5.13%, due 11/15/22	161
	NOVA Chemicals Corp.
490	5.25%, due 8/1/23	490	(d)
190	4.88%, due 6/1/24	184	(d)
150	PQ Corp., 6.75%, due 11/15/22	159	(d)
365	WR Grace & Co-Conn, 5.13%, due 10/1/21	375	(d)
		1,699
Consumer - Commercial Lease Financing 8.2%
	Aircastle Ltd.
310	4.63%, due 12/15/18	312
390	7.63%, due 4/15/20	417
320	5.50%, due 2/15/22	334
	Navient Corp.
125	5.50%, due 1/15/19	127
475	4.88%, due 6/17/19	479
230	6.50%, due 6/15/22	236
132	OneMain Financial Holdings LLC, 7.25%, due 12/15/21	137	(d)
	Park Aerospace Holdings Ltd.
95	3.63%, due 3/15/21	92	(d)
590	5.25%, due 8/15/22	586	(d)
125	4.50%, due 3/15/23	120	(d)
400	5.50%, due 2/15/24	389	(d)
660	SLM Corp., 7.25%, due 1/25/22	698
	Springleaf Finance Corp.
1,065	7.75%, due 10/1/21	1,160
145	6.13%, due 5/15/22	148
85	5.63%, due 3/15/23	84
		5,319

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Diversified Capital Goods 0.2%
$125	Anixter, Inc., 5.13%, due 10/1/21	$128
Electric - Generation 3.3%
	Calpine Corp.
445	6.00%, due 1/15/22	455	(d)
170	5.38%, due 1/15/23	163
220	5.88%, due 1/15/24	222	(d)
	Dynegy, Inc.
240	7.38%, due 11/1/22	253
180	5.88%, due 6/1/23	184
	NRG Energy, Inc.
625	6.25%, due 7/15/22	642
175	6.25%, due 5/1/24	181
		2,100
Electric - Integrated 0.4%
45	IPALCO Enterprises, Inc., 3.45%, due 7/15/20	45
100	PPL Energy Supply LLC, 4.60%, due 12/15/21	85
145	Talen Energy Supply LLC, 9.50%, due 7/15/22	137	(d)
		267
Electronics 0.7%
207	Amkor Technology, Inc., 6.63%, due 6/1/21	207
220	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	221	(d)
		428
Energy - Exploration & Production 3.4%
	Antero Resources Corp.
345	5.38%, due 11/1/21	349
70	5.13%, due 12/1/22	70
265	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	285	(d)
	Chesapeake Energy Corp.
85	6.63%, due 8/15/20	87
80	6.88%, due 11/15/20	82
195	EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, due 5/1/24	149	(d)
65	Laredo Petroleum, Inc., 5.63%, due 1/15/22	66
170	Newfield Exploration Co., 5.75%, due 1/30/22	179
	Oasis Petroleum, Inc.
185	6.50%, due 11/1/21	190
75	6.88%, due 1/15/23	77
345	Range Resources Corp., 5.75%, due 6/1/21	354
65	Sanchez Energy Corp., 7.75%, due 6/15/21	60
155	SM Energy Co., 6.50%, due 11/15/21	157
115	Whiting Petroleum Corp., 5.75%, due 3/15/21	118
		2,223
Environmental 0.3%
220	Advanced Disposal Services, Inc., 5.63%, due 11/15/24	222	(d)

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Food & Drug Retail 0.3%
$170	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC, 6.63%, due 6/15/24	$158
Food - Wholesale 0.3%
165	Post Holdings, Inc., 5.50%, due 3/1/25	162	(d)
Gaming 3.7%
340	Boyd Gaming Corp., 6.88%, due 5/15/23	357
	GLP Capital L.P./GLP Financing II, Inc.
385	4.38%, due 11/1/18	385
320	4.88%, due 11/1/20	327
405	4.38%, due 4/15/21	408
	Int'l Game Technology PLC
160	5.63%, due 2/15/20	164	(d)
220	6.25%, due 2/15/22	231	(d)
	MGM Resorts Int'l
100	8.63%, due 2/1/19	104
65	6.63%, due 12/15/21	69
130	7.75%, due 3/15/22	144
155	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/23	172
		2,361
Gas Distribution 5.5%
55	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	55
	DCP Midstream LLC
260	9.75%, due 3/15/19	274	(d)
160	5.35%, due 3/15/20	164	(d)
350	4.75%, due 9/30/21	354	(d)
140	DCP Midstream Operating L.P., 2.70%, due 4/1/19	139
355	Energy Transfer Equity L.P., 7.50%, due 10/15/20	380
	NuStar Logistics L.P.
160	6.75%, due 2/1/21	166
105	4.75%, due 2/1/22	102
	Rockies Express Pipeline LLC
270	6.00%, due 1/15/19	275	(d)
90	5.63%, due 4/15/20	93	(d)
175	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 7/15/22	169
250	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, due 8/15/22	242
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
350	5.25%, due 5/1/23	349
170	6.75%, due 3/15/24	178
	Williams Cos., Inc.
535	7.88%, due 9/1/21	594
30	3.70%, due 1/15/23	29
		3,563
Health Facilities 6.6%
	Acadia Healthcare Co., Inc.
175	5.13%, due 7/1/22	175
110	6.50%, due 3/1/24	114
360	Amsurg Corp., 5.63%, due 7/15/22	361

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	CHS/Community Health Systems, Inc.
$40	8.00%, due 11/15/19	$36
70	7.13%, due 7/15/20	56
	Envision Healthcare Corp.
160	5.13%, due 7/1/22	158	(d)
165	6.25%, due 12/1/24	172	(d)
	HCA, Inc.
335	6.50%, due 2/15/20	350
145	7.50%, due 2/15/22	160
765	5.88%, due 3/15/22	806
	LifePoint Health, Inc.
255	5.50%, due 12/1/21	256
200	5.88%, due 12/1/23	197
	MPT Operating Partnership L.P./MPT Finance Corp.
270	6.38%, due 3/1/24	283
360	5.50%, due 5/1/24	364
	Tenet Healthcare Corp.
145	4.50%, due 4/1/21	144
410	7.50%, due 1/1/22	432	(d)
170	Universal Health Services, Inc., 4.75%, due 8/1/22	172	(d)
		4,236
Health Services 2.3%
175	DaVita HealthCare Partners, Inc., 5.13%, due 7/15/24	170
385	DaVita, Inc., 5.75%, due 8/15/22	394
100	inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, due 10/1/24	106	(d)
335	Quintiles IMS, Inc., 4.88%, due 5/15/23	339	(d)
455	Service Corp. Int'l, 4.50%, due 11/15/20	456
		1,465
Investments & Misc. Financial Services 0.1%
35	MSCI, Inc., 5.25%, due 11/15/24	36	(d)
Machinery 0.3%
	Oshkosh Corp.
45	5.38%, due 3/1/22	46
110	5.38%, due 3/1/25	114
		160
Managed Care 1.1%
	Centene Corp.
290	4.75%, due 5/15/22	293
330	6.13%, due 2/15/24	346
75	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	76	(d)
		715

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Media Content 3.7%
$105	AMC Networks, Inc., 5.00%, due 4/1/24	$103
	Gannett Co., Inc.
61	5.13%, due 10/15/19	61
260	5.13%, due 7/15/20	261
275	Netflix, Inc., 5.38%, due 2/1/21	283
60	Nexstar Broadcasting, Inc., 6.13%, due 2/15/22	62	(d)
	Sinclair Television Group, Inc.
160	5.38%, due 4/1/21	162
335	5.63%, due 8/1/24	332	(d)
	Sirius XM Radio, Inc.
515	3.88%, due 8/1/22	500	(d)
165	4.63%, due 5/15/23	163	(d)
165	Tribune Media Co., 5.88%, due 7/15/22	167
	Univision Communications, Inc.
129	6.75%, due 9/15/22	132	(d)
190	5.13%, due 5/15/23	180	(d)
		2,406
Metals/Mining Excluding Steel 3.3%
95	Arconic, Inc., 6.15%, due 8/15/20	99
180	First Quantum Minerals Ltd., 7.00%, due 2/15/21	181	(d)
55	FMG Resources (August 2006) Pty Ltd., 4.75%, due 5/15/22	55	(d)
	Freeport-McMoRan, Inc.
190	3.10%, due 3/15/20	188
900	3.55%, due 3/1/22	871
220	Hudbay Minerals, Inc., 7.25%, due 1/15/23	229	(d)
105	Novelis Corp., 6.25%, due 8/15/24	107	(d)
415	Teck Resources Ltd., 4.75%, due 1/15/22	421
		2,151
Oil Field Equipment & Services 0.4%
215	Precision Drilling Corp., 7.75%, due 12/15/23	224
Packaging 4.5%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
255	4.25%, due 9/15/22	253	(d)
200	4.63%, due 5/15/23	200	(d)
60	Ball Corp., 5.00%, due 3/15/22	62
	Berry Plastics Corp.
190	5.50%, due 5/15/22	195
140	6.00%, due 10/15/22	146
290	5.13%, due 7/15/23	292
350	BWAY Holding Co., 5.50%, due 4/15/24	352	(d)
200	Graphic Packaging Int'l, Inc., 4.75%, due 4/15/21	202
165	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/22	168	(d)
	Reynolds Group Issuer, Inc.
281	5.75%, due 10/15/20	283
250	(3 month USD LIBOR + 3.50%), 5.85%, due 7/15/21	253	(a)(d)
450	5.13%, due 7/15/23	452	(d)
60	Sealed Air Corp., 4.88%, due 12/1/22	61	(d)
		2,919

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Personal & Household Products 0.5%
$140	Energizer Holdings, Inc., 4.70%, due 5/19/21	$139
35	Kronos Acquisition Holdings, Inc., 9.00%, due 8/15/23	33	(d)
120	Prestige Brands, Inc., 5.38%, due 12/15/21	120	(d)
50	Spectrum Brands, Inc., 6.13%, due 12/15/24	51
		343
Pharmaceuticals 1.2%
185	Endo Finance LLC, 5.75%, due 1/15/22	152	(d)
135	Endo Finance LLC & Endo Finco, Inc., 7.25%, due 1/15/22	115	(d)
60	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 4.88%, due 4/15/20	57	(d)
335	Valeant Pharmaceuticals Int'l, Inc., 6.50%, due 3/15/22	347	(d)
125	Valeant Pharmaceuticals International, Inc., 7.50%, due 7/15/21	127	(d)
		798
Printing & Publishing 2.1%
	Harland Clarke Holdings Corp.
205	6.88%, due 3/1/20	208	(d)
200	8.38%, due 8/15/22	204	(d)
	R.R. Donnelley & Sons Co.
145	7.63%, due 6/15/20	152
765	7.88%, due 3/15/21	799
		1,363
Real Estate Development & Management 0.4%
	Realogy Group LLC/Realogy Co-Issuer Corp.
220	4.50%, due 4/15/19	222	(d)
25	5.25%, due 12/1/21	25	(d)
		247
Recreation & Travel 2.1%
280	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 6/1/24	284
928	NCL Corp. Ltd., 4.75%, due 12/15/21	942	(d)
155	Six Flags Entertainment Corp., 4.88%, due 7/31/24	151	(d)
		1,377
Real Estate Investment Trusts 1.0%
315	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	322
	Starwood Property Trust, Inc.
65	3.63%, due 2/1/21	64	(d)
270	5.00%, due 12/15/21	273
		659
Restaurants 0.6%
125	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/22	125	(d)
115	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, due 6/1/24	115	(d)
130	Yum! Brands, Inc., 3.88%, due 11/1/20	130
		370

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Software - Services 3.5%
	First Data Corp.
$350	5.38%, due 8/15/23	$357	(d)
195	7.00%, due 12/1/23	204	(d)
135	5.00%, due 1/15/24	136	(d)
	Nuance Communications, Inc.
370	5.38%, due 8/15/20	372	(d)
385	6.00%, due 7/1/24	394
485	Open Text Corp., 5.63%, due 1/15/23	502	(d)
200	Rackspace Hosting, Inc., 8.63%, due 11/15/24	203	(d)
110	Symantec Corp., 3.95%, due 6/15/22	110
		2,278
Specialty Retail 0.3%
160	Penske Automotive Group, Inc., 3.75%, due 8/15/20	159
Steel Producers/Products 0.7%
360	ArcelorMittal, 5.13%, due 6/1/20	371
90	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	94	(d)
		465
Support - Services 4.0%
150	ADT Corp., 6.25%, due 10/15/21	157
220	Anna Merger Sub, Inc., 7.75%, due 10/1/22	131	(d)
105	Aramark Services, Inc., 5.13%, due 1/15/24	107
190	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, due 6/1/22	189	(d)
	Hertz Corp.
380	5.88%, due 10/15/20	375
150	7.38%, due 1/15/21	148
165	7.63%, due 6/1/22	168	(d)
35	6.25%, due 10/15/22	33
160	IHS Markit Ltd., 5.00%, due 11/1/22	166	(d)
	Iron Mountain, Inc.
540	4.38%, due 6/1/21	540	(d)
175	6.00%, due 8/15/23	180
185	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	199	(d)
155	United Rentals N.A., Inc., 5.75%, due 11/15/24	160
		2,553
Tech Hardware & Equipment 2.8%
225	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/23	230
	CommScope, Inc.
350	5.00%, due 6/15/21	353	(d)
135	5.50%, due 6/15/24	137	(d)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
485	5.88%, due 6/15/21	499	(d)
160	7.13%, due 6/15/24	170	(d)
310	EMC Corp., 1.88%, due 6/1/18	310
105	Project Homestake Merger Corp., 8.88%, due 3/1/23	97	(d)
		1,796

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Telecom - Satellite 0.8%
$508	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	$523
Telecom - Wireless 1.6%
330	Sprint Capital Corp., 6.90%, due 5/1/19	340
340	Sprint Corp., 7.25%, due 9/15/21	360
125	Sprint Nextel Corp., 7.00%, due 8/15/20	132
	T-Mobile USA, Inc.
195	4.00%, due 4/15/22	195
30	6.00%, due 4/15/24	32
		1,059
Telecom - Wireline Integrated & Services 3.3%
400	CenturyLink, Inc., Ser. V, 5.63%, due 4/1/20	405
	Equinix, Inc.
75	5.38%, due 1/1/22	77
145	5.38%, due 4/1/23	149
	Frontier Communications Corp.
130	7.13%, due 3/15/19	130
80	6.25%, due 9/15/21	69
90	8.75%, due 4/15/22	75
185	10.50%, due 9/15/22	163
110	7.13%, due 1/15/23	79
175	Level 3 Financing, Inc., 5.63%, due 2/1/23	177
110	Qwest Corp., 6.75%, due 12/1/21	118
225	SoftBank Group Corp., 4.50%, due 4/15/20	231 (d)
	Telecom Italia Capital SA
65	7.00%, due 6/4/18	65
75	7.18%, due 6/18/19	78
320	Zayo Group LLC/Zayo Capital, Inc., 6.00%, due 4/1/23	329
		2,145
Theaters & Entertainment 0.2%
130	AMC Entertainment Holdings, Inc., 5.88%, due 2/15/22	132
	Total Corporate Bonds (Cost $60,353)	59,917
NUMBER OF SHARES
Short-Term Investments 1.2%
Investment Companies 1.2%
795,420	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(e) (Cost $795)	795
	Total Investments 98.0% (Cost $63,707)	63,285
	Other Assets Less Liabilities 2.0%	1,297
	Net Assets 100.0%	$64,582

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.
See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

  Benchmarks for Variable/Floating Rates:

  LIBOR (USD) — London Interbank Offered Rate

(b)  Illiquid security.

(c)  Value determined using significant unobservable inputs.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $24,044,000, which represents 37.2% of net assets of the Fund. Securities denoted with (d) but without (b) have been deemed by the investment manager to be liquid.

(e)  Represents 7-day effective yield as of April 30, 2018.

(f)  The stated interest rate represents the weighted average interest rate at April 30, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Lodging & Casinos	$—	$411	$216	$627
Steel	—	—	222	222
Other Loan Assignments(a)	—	1,724	—	1,724
Total Loan Assignments	—	2,135	438	2,573
Corporate Bonds(a)	—	59,917	—	59,917
Short-Term Investments	—	795	—	795
Total Investments	$—	$62,847	$438	$63,285

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)		Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities:
Loan Assignments(c)
Health Care	$301	$—		$—		$—	$—	$—	$—	$(301)	$—	$—
Leisure Goods— Activities— Movies	161	0	(d)	3		(4)	—	(160)	—	—	—	—
Lodging & Casinos	297	(2)		0	(d)	(6)	—	(73)	—	—	216	(6)
Steel	285	0	(d)	2		(2)	—	(63)	—	—	222	(2)
Total	$1,044	$(2)		$5		$(12)	$—	$(296)	$—	$(301)	$438	$(8)

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  Amount less than one thousand.

As of the six months ended April 30, 2018, certain securities were transferred from one level (as of October 31, 2017) to another. Based on beginning of period market values as of November 1, 2017, approximately $301,000 was transferred from Level 3 to Level 2. Transfers of loan assignments out of Level 3 were primarily due to the pricing methodology using a single observable input (Level 3) by the independent pricing service. As of the six months ended April 30, 2018, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(b) 7.4%
Aerospace & Defense 0.0%(c)
$880	Transdigm Inc., Extended Term Loan F, (USD LIBOR + 2.75%), 4.79%, due 6/9/23	$883	(d)
Air Transport 0.1%
	American Airlines Inc.
134	Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 6/26/20	134
708	First Lien Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 10/12/21	709
351	Incremental Term Loan, (3 month USD LIBOR + 2.00%), 3.90%, due 12/14/23	351
287	United Airlines, Inc., Repriced Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 4/1/24	288
		1,482
Automotive 0.1%
380	ABRA, First Lien Term Loan, (2 Month USD LIBOR + 3.00%), 4.99%, due 9/17/21	383
69	Belron, Term Loan B, (3 month USD LIBOR + 2.50%), 4.29%, due 11/7/24	69
295	Caliber Collision, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 2/1/24	297
1,177	Cooper Standard Automotive Inc., First Lien Term Loan B, (3 month USD LIBOR + 2.00%), due 11/2/23	1,184	(e)(f)
130	Dealer Tire, LLC, Term Loan B, (1 month USD LIBOR + 3.25%), due 12/22/21	129	(g)
1,180	Goodyear Tire & Rubber Company, Second Lien Term Loan, (3 month USD LIBOR + 2.00%), due 3/7/25	1,184	(e)(f)
		3,246
Building & Development 0.2%
471	American Builders & Contractors Supply Co., Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 10/31/23	472
1,460	Beacon Roofing Supply, Term Loan B, (1 month USD LIBOR + 2.25%), 4.13%, due 1/2/25	1,468
	Capital Automotive LP
495	First Lien Term Loan, (1 month USD LIBOR + 2.50%), 4.41%, due 3/24/24	497
315	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 7.91%, due 3/24/25	318	(g)
1,117	DTZ, First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.36%, due 11/4/21	1,119	(d)
399	Forterra, Term Loan B, (1 month USD LIBOR + 3.00%), 4.90%, due 10/25/23	366
437	HD Supply Waterworks, Term Loan B, (USD LIBOR + 3.00%), 5.12%, due 8/1/24	439	(d)
81	HDS Supply, Term Loan B4, (3 month USD LIBOR + 2.50%), 4.80%, due 10/17/23	81
469	Jeld-Wen Inc., First Lien Term Loan, (3 month USD LIBOR + 2.00%), 4.30%, due 12/14/24	471
612	Mueller Water, Term Loan B, (USD LIBOR + 2.50%), 4.53%, due 11/25/21	617	(d)
231	Quikrete, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 11/15/23	232
344	Realogy Corporation, Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 2/8/25	346
306	VICI Properties 1 LLC, Replacement Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 12/20/24	306
		6,732
Business Equipment & Services 0.9%
1,313	Acosta Inc., Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 9/26/21	1,071
	Advantage Sales and Marketing
1,123	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 7/23/21	1,072
245	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.40%, due 7/25/22	226
124	Alixpartners, Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 4/4/24	124

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Brickman Group Holdings Inc.
$934	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 12/18/20	$938	(d)
37	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.39%, due 12/17/21	38
220	CBS Outdoor, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 3/18/24	221
408	CCC Information Services Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.00%), 4.91%, due 4/27/24	410
555	Ceridian HCM Holding Inc., Term Loan B, (3 month USD LIBOR + 3.25%), due 4/5/25	556	(e)(f)
1,673	Change Healthcare Holdings, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/1/24	1,680
566	CSC Serviceworks, Term Loan B, (3 month USD LIBOR + 3.25%), 5.08%, due 11/14/22	570
	Duff & Phelps Corporation
30	Term Loan B, (1 month USD LIBOR + 3.25%), due 12/6/24	30	(e)(f)
485	Term Loan B, (3 month USD LIBOR + 3.25%), 5.55%, due 2/13/25	485
372	Endurance International, Term Loan, (3 month USD LIBOR + 4.00%), 5.96%, due 2/9/23	375
2,240	First Data Corporation, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 4/26/24	2,248
1,252	FleetCor Technologies, Inc., Term Loan B3, (1 month USD LIBOR + 2.00%), 3.90%, due 8/2/24	1,254
742	Garda World Security, Term Loan, (3 month USD LIBOR + 3.50%), 5.51%, due 5/24/24	749
41	Gartner, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 4/5/24	41
782	Greeneden U.S. Holdings II, LLC, Term Loan B, (3 month USD LIBOR + 3.50%), 5.80%, due 12/1/23	786
530	Iron Mountain, Inc., Term Loan B, (3 month USD LIBOR + 1.75%), 3.65%, due 1/2/26	528
837	Kronos, Term Loan B, (3 month USD LIBOR + 3.00%), 4.88%, due 11/1/23	844
1,180	Lamar Media Corporation, Term Loan B, (1 month USD LIBOR + 1.75%), 3.69%, due 3/14/25	1,186	(g)
	Mitchell International, Inc.
435	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 11/29/24	435
110	Second Lien Term Loan, (1 month USD LIBOR + 7.25%), 9.15%, due 11/20/25	110
373	On Assignment, Term Loan B3, (1 month USD LIBOR + 2.00%), 3.90%, due 6/5/22	375
477	Presidio, Refinanced Term Loan B, (USD LIBOR + 2.75%), 5.05%, due 2/2/24	479	(d)
667	Protection One, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 5/2/22	671
1,115	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 11/8/23	1,122
789	Solera, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/3/23	791
1,281	Switch, Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 6/27/24	1,289
1,191	Tempo Acquisition, Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 5/1/24	1,197
490	TRANS UNION LLC, Term Loan B3, (1 month USD LIBOR + 2.00%), 3.90%, due 4/10/23	491
1,270	Travelport Finance (Luxembourg) S.a.r.l., Term Loan B, (3 month USD LIBOR + 2.50%), 4.40%, due 3/17/25	1,274
203	Vantiv, Term Loan B3, (1 month USD LIBOR + 2.00%), 3.90%, due 10/14/23	205
778	West, Term Loan, (1 month USD LIBOR + 4.00%), 5.90%, due 10/10/24	784
335	West Corporation, Term Loan B1, (1 month USD LIBOR + 3.50%), 5.40%, due 10/10/24	335
187	Wex, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.15%, due 6/30/23	188
		25,178
Cable & Satellite Television 0.4%
244	Altice Financing, Term Loan B, (3 month USD LIBOR + 2.75%), 5.10%, due 7/15/25	241
1,372	Atlantic Broadband, First Lien Term Loan, (1 month USD LIBOR + 2.38%), 4.28%, due 1/3/25	1,375
987	Cablevision Systems Corp., First Lien Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 7/17/25	984
559	Cequel Communications, LLC, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 7/28/25	558
577	Charter Communications Operating, LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 3.91%, due 4/30/25	579
340	Lions Gate Entertainment Corp., Term Loan B, (3 month USD LIBOR + 2.25%), 4.15%, due 3/24/25	341	(e)(f)
228	MCC Iowa LLC, Term Loan N, (1 week USD LIBOR + 1.75%), 3.50%, due 2/15/24	229
82	Mission Broadcasting, Term Loan B2, (1 month USD LIBOR + 2.50%), 4.39%, due 1/17/24	83
642	Nexstar Broadcasting, Term Loan B2, (1 month USD LIBOR + 2.50%), 4.39%, due 1/17/24	645

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Numericable
$921	Term Loan B11, (1 month USD LIBOR + 2.75%), 4.65%, due 7/31/25	$904
359	Term Loan B12, (3 month USD LIBOR + 3.00%), 5.35%, due 1/31/26	353
939	RCN Grande, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 2/1/24	929
435	Telenet, Term Loan AL, (1 month USD LIBOR + 2.50%), 4.40%, due 3/1/26	437
475	Unity Media, Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 9/30/25	474
575	UPC Financing Partnership, Term Loan AR, (1 month USD LIBOR + 2.50%), 4.40%, due 1/15/26	576
530	Virgin Media, Term Loan, (1 month USD LIBOR + 2.50%), 4.40%, due 1/15/26	532
1,661	Wide Open West, Term Loan B, (1 month USD LIBOR + 3.25%), 5.15%, due 8/18/23	1,601
1,160	Ziggo, Term Loan E, (1 month USD LIBOR + 2.50%), 4.40%, due 4/15/25	1,154
		11,995
Chemicals & Plastics 0.2%
	Allnex
183	Term Loan B2, (3 month USD LIBOR + 3.25%), 5.21%, due 9/13/23	184
138	Term Loan B3, (3 month USD LIBOR + 3.25%), 5.21%, due 9/13/23	139
1,177	Ashland, Inc., Term Loan B, (1 month USD LIBOR + 3.25%), due 5/17/24	1,186	(e)(f)
322	Diversey, Term Loan, (2 month USD LIBOR + 3.00%), 4.99%, due 9/6/24	321
420	Dupont Performance Coatings, Term Loan, (3 month USD LIBOR + 1.75%), 4.05%, due 6/1/24	422
489	HB Fuller, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 10/20/24	490
678	Ineos Finance PLC, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 3/31/24	680
	Invictus U.S., LLC
230	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 1/24/25	232
70	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 8.65%, due 1/23/26	70
405	KIK Custom Products Inc., Term Loan B, (1 week USD LIBOR + 4.00%), 5.90%, due 5/15/23	409
	Solenis
1,113	First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.23%, due 7/31/21	1,113
125	Second Lien Term Loan, (3 month USD LIBOR + 6.75%), 8.73%, due 7/31/22	119
463	Univar Inc., Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 7/1/24	467
	WR Grace & Co.
94	Term Loan B1, (3 month USD LIBOR + 1.75%), 4.06%, due 4/3/25	94
160	Term Loan B2, (3 month USD LIBOR + 1.75%), 4.06%, due 4/3/25	161
		6,087
Conglomerates 0.1%
1,306	Penn Engineering, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 6/27/24	1,312
555	Spectrum Brands, Inc., Term Loan B, (USD LIBOR + 2.00%), 3.96%, due 6/23/22	554	(d)(e)(f)
		1,866
Containers & Glass Products 0.2%
185	Albea Beauty Holdings S.A, Term Loan, (3 month USD LIBOR + 3.00%), 5.30%, due 4/22/24	186	(e)(f)
	Berlin Packaging
1,176	Term Loan B, (USD LIBOR + 3.25%), 5.07%, due 10/1/21	1,177	(d)
240	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 8.64%, due 10/1/22	241
741	Berry Global, Inc., Term Loan Q, (1 month USD LIBOR + 2.00%), 3.90%, due 10/1/22	745
799	BWAY Corporation, Term Loan B, (USD LIBOR + 3.25%), 5.59%, due 4/3/24	803	(d)
408	Consolidated Container, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 5/22/24	411
375	Fort Dearborn Co., First Lien Term Loan, (2 month USD LIBOR + 4.00%), 6.31%, due 10/19/23	369	(d)(g)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$318	Proampac, First Lien Term Loan, (1 month USD LIBOR + 3.50%), 5.40%, due 11/18/23	$321	(d)
1,585	Reynolds Group, Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/5/23	1,594
740	SIG Combibloc Group, Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 3/13/22	743
259	Tekni-Plex Inc., Term Loan B1, (1 month USD LIBOR + 3.25%), 5.15%, due 10/17/24	261
	Trident TPI Holdings, Inc.
76	Term Loan B1, (1 month USD LIBOR + 3.25%), due 10/5/24	76	(e)(f)
77	Term Loan B1, (1 month USD LIBOR + 3.25%), due 10/17/24	77	(e)(f)(y)
		7,004
Cosmetics - Toiletries 0.0%(c)
228	Prestige Brands, Inc., Term Loan B4, (1 month USD LIBOR + 2.00%), 3.90%, due 1/26/24	229
Diversified Insurance 0.0%(c)
	Sedgwick Holdings Inc.
1,123	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 3/1/21	1,123
110	Incremental Second Lien Term Loan, (3 month USD LIBOR + 5.75%), 7.73%, due 2/28/22	111
130	Second Lien Term Loan, (1 month USD LIBOR + 5.75%), 7.65%, due 2/28/22	131
		1,365
Drugs 0.3%
845	Amneal Pharmaceuticals LLC, Term Loan B, (3 month USD LIBOR + 3.50%), due 3/7/25	848	(e)(f)
3,161	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (1 month USD LIBOR + 4.25%), 6.19%, due 4/29/24	3,141
1,582	Jaguar Holding Company II, Term Loan, (USD LIBOR + 2.50%), 4.61%, due 8/18/22	1,590	(d)
923	Mallinckrodt International, Term Loan B, (3 month USD LIBOR + 2.75%), 5.20%, due 9/24/24	915
263	Pharmaceutical Technologies & Services, Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 5/20/24	265
1,750	Valeant Pharmaceuticals, Term Loan B Series F4, (1 month USD LIBOR + 3.50%), 5.39%, due 4/1/22	1,768
		8,527
Ecological Services & Equipment 0.1%
817	ADS Waste Holdings, Inc., Term Loan B3, (1 week USD LIBOR + 2.25%), 4.00%, due 11/10/23	822
1,177	Clean Harbors Inc., Term Loan B, (1 month USD LIBOR + 1.75%), due 6/27/24	1,181	(e)(f)
1,441	Waste Industries USA, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), due 9/27/24	1,447	(e)(f)
		3,450
Electronics - Electrical 0.8%
507	Applied Systems, First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.55%, due 9/19/24	512
1,107	Avast Software, Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 9/30/23	1,112
1,415	BMC Software Finance, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 9/10/22	1,419
162	CommScope, Term Loan B5, (1 month USD LIBOR + 2.00%), 3.90%, due 12/29/22	162
535	CPI ACQUISITION INC., Term Loan B, (3 month USD LIBOR + 4.50%), 6.36%, due 8/17/22	336
1,678	Dell, First Lien Term Loan, (1 month USD LIBOR + 2.00%), 3.91%, due 9/7/23	1,683
145	Digicert Holdings, Term Loan B1, (1 month USD LIBOR + 4.75%), 6.65%, due 10/31/24	145
431	Go Daddy, Repriced Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 2/15/24	433
1,177	GXS Group, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), due 1/16/21	1,183	(e)(f)
	Hyland Software, Inc.
338	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.14%, due 7/1/22	340
145	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 8.89%, due 7/7/25	147	(e)(f)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$200	IFS, Term Loan B, (3 month USD LIBOR + 3.75%), 6.05%, due 7/31/24	$200
787	Infor Global Solutions Ltd., Term Loan B6, (1 month USD LIBOR + 2.75%), 4.65%, due 2/1/22	790
458	Mcafee, Term Loan B, (1 month USD LIBOR + 4.50%), 6.40%, due 9/30/24	463
1,177	Micron Technology Inc., Term Loan, (1 month USD LIBOR + 1.75%), due 4/26/22	1,185	(e)(f)
1,036	MKS Instruments, Inc., First Lien Term Loan B, (1 month USD LIBOR + 1.75%), due 5/1/23	1,042	(e)(f)
232	On Semiconductor, First Lien Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 3/31/23	234
	Optiv Security, Inc.
772	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.13%, due 2/1/24	747
160	Second Lien Term Loan, (1 month USD LIBOR + 7.25%), 9.13%, due 2/1/25	153
1,405	Rackspace Hosting, Inc., Incremental First Lien Term Loan, (3 month USD LIBOR + 3.00%), 4.79%, due 11/3/23	1,401
1,581	Riverbed Technology, Term Loan, (1 month USD LIBOR + 3.25%), 5.16%, due 4/24/22	1,574
1,180	Sensata Technologies B.V., Term Loan B, (1 month USD LIBOR + 1.75%), 3.65%, due 10/14/21	1,187
2,200	Sophia LP, Term Loan B, (3 month USD LIBOR + 3.25%), 5.55%, due 9/30/22	2,210
588	SS&C Technologies Holdings Europe S.a.r.l., Term Loan B4, (1 month USD LIBOR + 2.50%), 4.40%, due 4/16/25	592	(e)(f)
1,590	SS&C Technologies Inc., Term Loan B3, (3 month USD LIBOR + 2.50%), 4.40%, due 4/16/25	1,600	(e)(f)
1,180	VeriFone Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 3.91%, due 1/31/25	1,181
389	Vertafore, Reprice Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 6/30/23	392
561	Western Digital Corp., Term Loan B3, (1 month USD LIBOR + 2.00%), 3.90%, due 4/29/23	564	(e)(f)
		22,987
Equipment Leasing 0.1%
2,241	Avolon, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.15%, due 4/3/22	2,245
Financial Intermediaries 0.2%
515	CITCO, Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 3/31/22	519
1,177	Clipper Acquisitions Corp., Term Loan B, (3 month USD LIBOR + 2.00%), 4.02%, due 12/27/24	1,183
214	Fortress Investment Group, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 12/27/22	216
1,121	Grosvenor Capital Management Holdings, LLP, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/19/25	1,126
106	Guggenheim Partners, Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 7/21/23	106
1,180	Harbourvest Partners, LLC, Term Loan B, (3 month USD LIBOR + 2.25%), 4.55%, due 2/20/25	1,180
1,177	LPL Holdings, Inc., First Lien Term Loan B, (3 month USD LIBOR + 2.25%), 4.56%, due 9/23/24	1,184	(d)(g)
1,108	Royalty Pharma, Term Loan B6, (3 month USD LIBOR + 2.00%), 4.30%, due 3/27/23	1,112	(e)(f)
		6,626
Food & Drug Retailers 0.1%
	Albertsons LLC
420	Term Loan B4, (1 month USD LIBOR + 2.75%), 4.65%, due 8/25/21	416
610	Term Loan B5, (3 month USD LIBOR + 3.00%), 5.29%, due 12/21/22	605
1,808	Term Loan B6, (3 month USD LIBOR + 3.00%), 4.96%, due 6/22/23	1,788
	General Nutrition Centers, Inc.
510	Term Loan B, (1 month USD LIBOR + 8.75%), 10.66%, due 3/4/21	488
354	FILO Term Loan, (1 month USD LIBOR + 7.00%), 8.91%, due 12/31/22	365
		3,662

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Food Products 0.1%
$400	B&G Foods Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 11/2/22	$402
210	CHG PPC Parent LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/31/25	211	(g)
311	DE Master Blenders 1753 NV, Term Loan B5, (3 month USD LIBOR + 2.25%), 4.06%, due 7/2/22	313
297	Del Monte Foods, First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.15%, due 2/18/21	250
800	Nomad Foods Eur ope Midco Ltd., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.15%, due 5/15/24	801
367	Post Holdings, Series A Incremental Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 5/24/24	369
		2,346
Food Service 0.1%
169	Aramark Corporation, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 3/28/24	170
1,118	Burger King Corporation, Term Loan B3, (1 month USD LIBOR + 2.25%), 4.15%, due 2/16/24	1,121
533	KFC Holding Co., Term Loan B, (1 month USD LIBOR + 1.75%), 3.64%, due 4/3/25	535
443	Manitowoc Foodservice, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 3/3/23	446
531	US Foods, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 6/27/23	536
		2,808
Health Care 0.5%
773	Acadia Healthcare Company, Inc., Term Loan B4, (1 month USD LIBOR + 2.50%), 4.40%, due 2/16/23	780
105	Air Medical Group Holding, Term Loan B2, (1 month USD LIBOR + 4.25%), 6.15%, due 3/14/25	106
	CHS/Community Health
966	Term Loan G, (3 month USD LIBOR + 3.00%), 4.98%, due 12/31/19	950
543	Term Loan H, (3 month USD LIBOR + 3.25%), 5.23%, due 1/27/21	526
817	Concentra Inc., First Lien Term Loan, (3 month USD LIBOR + 2.75%), 4.53%, due 6/1/22	824
325	Concentra Operating Company, Second Lien Term Loan, (3 month USD LIBOR + 6.50%), 8.28%, due 1/10/25	330	(e)(f)(h)
1,210	Convatec Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.25%), due 10/31/23	1,216	(e)(f)
954	Envision Healthcare, Term Loan B, (1 month USD LIBOR + 3.00%), 4.91%, due 12/1/23	957
670	Global Medical Response, Inc., Term Loan B1, (1 month USD LIBOR + 3.25%), 5.13%, due 4/28/22	673
1,674	Grifols SA, Acquisition Term Loan, (1 week USD LIBOR + 2.25%), 3.99%, due 1/31/25	1,682	(e)(f)
	HCA Inc.
325	Term Loan B11, (1 month USD LIBOR + 1.75%), 3.65%, due 3/18/23	326
1,285	Term Loan B10, (1 month USD LIBOR + 2.00%), 3.90%, due 3/13/25	1,298	(e)(f)
337	INC Research, LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 8/1/24	339
99	Mediware Information System, Term Loan B, (1 month USD LIBOR + 3.50%), 5.40%, due 2/9/24	100
1,602	Multiplan, Inc., Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 6/7/23	1,609	(e)(f)
556	National Mentor, Inc., Term Loan B, (3 month USD LIBOR + 3.00%), 5.30%, due 1/31/21	560
	Pearl Intermediate Parent LLC
203	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/14/25	200
103	Second Lien Term Loan, (1 month USD LIBOR + 6.25%), 8.15%, due 2/13/26	104
192	Quintiles Ims Health, Term Loan B, (3 month USD LIBOR + 2.00%), 4.30%, due 3/7/24	193
148	Surgery Partners, Term Loan B, (1 month USD LIBOR + 3.25%), 5.16%, due 9/2/24	148
1,208	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/6/24	1,169
		14,090

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Industrial Equipment 0.4%
$742	Clark Equipment Company, Term Loan B, (3 month USD LIBOR + 2.00%), 4.30%, due 5/18/24	$742
	Crosby Worldwide
828	First Lien Term Loan, (3 month USD LIBOR + 3.00%), 4.90%, due 11/23/20	818
55	Second Lien Term Loan, (3 month USD LIBOR + 6.00%), 7.90%, due 11/22/21	54
1,520	Filtration Group Corporation, First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.30%, due 3/29/25	1,534
1,365	Gardner Denver, Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 7/30/24	1,373
407	Gates Global LLC, Repriced Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 4/1/24	409
104	Harsco Corporation, Term Loan B1, (1 month USD LIBOR + 3.00%), 4.94%, due 12/6/24	105
164	Hyster-Yale Group, Term Loan B, (1 month USD LIBOR + 3.25%), 5.15%, due 5/30/23	165
764	Milacron LLC, Amended Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 9/28/23	766
1,180	Pro Mach Group, Inc., Term Loan B, (3 month USD LIBOR + 3.00%), 5.03%, due 3/7/25	1,181
1,177	Terex Corporation, Term Loan B, (2 Month USD LIBOR + 2.00%), 3.99%, due 1/31/24	1,181
655	Titan Acquisition Limited, Term Loan B, (2 Month USD LIBOR + 3.00%), 5.06%, due 3/28/25	655
1,180	Zodiac Pool Solutions LLC, Term Loan B, (1 month USD LIBOR + 2.25%), due 3/31/25	1,184	(e)(f)
		10,167
Leisure Goods - Activities - Movies 0.4%
534	AMC Entertainment, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 12/15/22	536
1,177	Bright Horizons Family Solutions, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 11/7/23	1,185
1,180	Cedar Fair, L.P., Term Loan B, (1 month USD LIBOR + 1.75%), 3.65%, due 4/13/24	1,187
1,480	Churchill Downs, Term Loan B, (1 month USD LIBOR + 2.00%), 3.91%, due 12/27/24	1,485	(e)(f)(g)
472	CityCenter, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 4/18/24	474
276	Clubcorp, Term Loan B, (3 month USD LIBOR + 2.75%), 4.89%, due 9/18/24	277
1,685	Crown Finance US, Inc., Term Loan, (1 month USD LIBOR + 2.50%), 4.40%, due 2/28/25	1,682
1,060	Formula One, Term Loan, (1 month USD LIBOR + 2.50%), 4.40%, due 2/1/24	1,058
329	Match, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 11/16/22	331	(g)
1,177	NCL Corporation Limited, Term Loan B, (1 month USD LIBOR + 1.75%), 3.64%, due 10/10/21	1,181
1,022	Nielsen Business Media, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 5/22/24	1,032
910	Seaworld, Term Loan B5, (3 month USD LIBOR + 3.00%), 5.30%, due 3/31/24	909
1,660	Warner Music Group, Term Loan E, (1 month USD LIBOR + 2.25%), 4.15%, due 11/1/23	1,667
		13,004
Lodging & Casinos 0.5%
410	Aristocrat Leisure, Term Loan B2, (3 month USD LIBOR + 2.00%), 4.36%, due 10/20/21	413
1,326	Belmond, Dollar Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 7/3/24	1,330	(e)(f)
412	Boyd Gaming Corporation, Term Loan B3, (1 week USD LIBOR + 2.50%), 4.24%, due 9/15/23	414
284	Caesars Entertainment Operating Company, Exit Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 10/6/24	285
1,112	Caesars Resort Collection, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 12/22/24	1,121
495	Eldorado Resorts, Term Loan B, (USD LIBOR + 2.25%), 4.18%, due 4/17/24	498	(d)(g)
671	ESH Hospitality, Inc., Term Loan B, (3 month USD LIBOR + 2.00%), 4.36%, due 8/30/23	674
321	Four Seasons Holdings Inc., First Lien Term Loan, (1 month USD LIBOR + 2.00%), 3.90%, due 11/30/23	323
	Golden Entertainment
575	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.91%, due 10/20/24	579
327	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 8.90%, due 10/20/25	333	(g)
245	GVC Holdings PLC, Term Loan B, (1 month USD LIBOR + 2.50%), due 3/15/24	245	(e)(f)
971	Hilton Worldwide, Term Loan B2, (1 month USD LIBOR + 1.75%), 3.65%, due 10/25/23	978	(e)(f)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$561	MGM Growth Properties, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 4/25/23	$563
	Mohegan Tribal Gaming
213	Term Loan A, (3 month USD LIBOR + 3.75%), 5.65%, due 10/13/21	212
1,109	Term Loan B, (1 month USD LIBOR + 4.00%), 5.90%, due 10/13/23	1,100	(e)(f)
1,111	Penn National Gaming, Term Loan B, (1 month USD LIBOR + 2.50%), due 1/19/24	1,119	(e)(f)
1,177	RHP Hotel Properties, LP, Term Loan B, (3 month USD LIBOR + 2.25%), 4.07%, due 5/11/24	1,183
2,235	Scientific Games International, Inc., Term Loan B5, (USD LIBOR + 2.75%), 4.73%, due 8/14/24	2,248	(d)
198	Sky Bet, Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 8/23/24	199
523	Station Casinos, Term Loan B, (1 month USD LIBOR + 2.50%), 4.41%, due 6/8/23	524
627	Twin Rivers Casino, Term Loan B, (3 month USD LIBOR + 3.50%), 5.80%, due 7/10/20	632
		14,973
Oil & Gas 0.2%
450	Chesapeake Energy, Term Loan, (3 month USD LIBOR + 7.50%), 9.44%, due 8/23/21	476
656	EagleClaw, Term Loan B, (2 month USD LIBOR + 4.25%), 6.31%, due 6/24/24	662	(e)(f)
1,122	Energy Transfer Equity LP, Term Loan B, (1 month USD LIBOR + 2.00%), 3.90%, due 2/2/24	1,122
335	Gavilan Resources, Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 7.90%, due 3/1/24	333
665	Lucid Energy Group II LLC, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 4.90%, due 2/17/25	664	(g)
419	Medallion Midland, First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.15%, due 10/30/24	419	(g)
595	Rover, Term Loan B, (3 month USD LIBOR + 4.00%), 6.36%, due 10/31/24	598
370	Traverse Midstream Partners LLC, Term Loan, (3 month USD LIBOR + 4.00%), 5.85%, due 9/27/24	372
		4,646
Publishing 0.0%(c)
339	Harland Clark Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.05%, due 11/3/23	341
301	Nielsen, Term Loan B4, (1 month USD LIBOR + 2.00%), 3.90%, due 10/4/23	303
258	Tribune Company, Term Loan C, (1 month USD LIBOR + 3.00%), 4.90%, due 1/27/24	258
		902
Radio & Television 0.1%
455	Cumulus Media, Term Loan, (1 month USD LIBOR + 3.25%), 5.16%, due 12/23/20	384
407	Gray Television, Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.14%, due 2/7/24	408
	Sinclair Broadcasting
440	Term Loan B2, (1 month USD LIBOR + 2.25%), 4.16%, due 1/3/24	441
295	Term Loan B, (1 month USD LIBOR + 2.50%), due 12/12/24	296	(e)(f)
2,276	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 4.65%, due 3/15/24	2,243
		3,772
Retailers (except food & drug) 0.2%
935	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 6.90%, due 9/25/24	941
	BJS Wholesale Club Inc.
1,500	First Lien Term Loan, (1 month USD LIBOR + 3.50%), 5.39%, due 2/3/24	1,506
184	Second Lien Term Loan, (1 month USD LIBOR + 7.50%), 9.39%, due 2/3/25	186

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	EG Finco Limited
$680	Term Loan, (3 month USD LIBOR + 3.00%), due 2/6/25	$680	(e)(f)
95	Term Loan, (3 month USD LIBOR + 8.00%), due 6/30/26	95	(e)(f)
295	EG Group Limited, Term Loan B, (3 month USD LIBOR + 4.00%), 6.34%, due 2/6/25	295	(e)(f)
352	Jo-Ann Stores, Term Loan, (3 month USD LIBOR + 5.00%), 7.51%, due 10/20/23	349	(e)(f)
349	Party City Holdings Inc., Term Loan B, (USD LIBOR + 2.75%), 4.92%, due 8/19/22	351	(d)
421	PetSmart Inc., Term Loan B2, (1 month USD LIBOR + 3.00%), 4.89%, due 3/11/22	330
	Sally Beauty
274	Term Loan B1, (1 month USD LIBOR + 2.25%), 4.16%, due 7/5/24	272	(g)
225	Term Loan B2, 4.50%, due 7/5/24	219	(g)(i)
913	Staples, Term Loan B, (3 month USD LIBOR + 4.00%), 5.79%, due 9/12/24	902
		6,126
Steel 0.1%
276	Big River Steel, Term Loan B, (3 month USD LIBOR + 5.00%), 7.30%, due 8/23/23	280	(g)
693	MRC Global (US) Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.50%), 5.40%, due 9/20/24	697
577	TMS International Corp., Term Loan B2, (1 month USD LIBOR + 2.75%), 4.65%, due 8/14/24	579
		1,556
Surface Transport 0.1%
279	Avis Budget Car Rental, LLC, Term Loan B, (3 month USD LIBOR + 2.00%), 4.31%, due 2/13/25	281	(g)
1,664	Hertz Corporation, Term Loan B, (3 month USD LIBOR + 2.75%), 4.65%, due 6/30/23	1,669
		1,950
Telecommunications 0.5%
1,810	Centurylink, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 1/31/25	1,782
796	Communications Sales and Leasing Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 4.90%, due 10/24/22	766
485	Consolidated Communications Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 4.91%, due 10/4/23	482
	Frontier Communications Corp.
842	Delayed Draw Term Loan A, (1 month USD LIBOR + 2.75%), 4.66%, due 3/31/21	828
854	Term Loan B1, (1 month USD LIBOR + 3.75%), 5.66%, due 6/15/24	842
	GTT Communications, Inc.
858	Add on Term Loan B, (1 month USD LIBOR + 3.25%), 5.19%, due 1/9/24	858
1,470	Term Loan B, (1 month USD LIBOR + 2.75%), due 4/28/25	1,457
	Intelsat Jackson HLDG
528	Term Loan B3, (3 month USD LIBOR + 3.75%), 5.71%, due 11/27/23	531
63	Term Loan B4, (3 month USD LIBOR + 4.50%), 6.46%, due 1/2/24	65
520	Level 3 Financing, Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.15%, due 2/22/24	522
311	MTN Infrastructure TopCo Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.25%), 5.15%, due 11/15/24	312	(e)(f)
95	NeuStar, Inc., Term Loan B4, (1 month USD LIBOR + 3.50%), 5.40%, due 8/8/24	95
72	Premiere Global Services, Inc., First Lien Term Loan, (3 month USD LIBOR + 6.50%), 8.29%, due 12/8/21	71
1,297	SBA Senior Finance II LLC, Term Loan B, (1 month USD LIBOR + 2.00%), due 4/11/25	1,300	(e)(f)
1,315	Sprint Communications, Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.50%), 4.44%, due 2/2/24	1,318
	Syniverse Holdings, Inc.
955	First Lien Term Loan, (1 month USD LIBOR + 5.00%), 6.90%, due 3/9/23	965
120	Second Lien Term Loan, (1 month USD LIBOR + 9.00%), 10.90%, due 3/11/24	121

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$641	Telesat, Term Loan B4, (3 month USD LIBOR + 2.50%), 4.41%, due 11/17/23	$643
268	Zayo Group, Incremental Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 1/19/24	270
		13,228
Utilities 0.4%
634	Calpine Construction Finance Company, L.P., Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 1/15/25	634
	Calpine Corp.
145	Term Loan B, (3 month USD LIBOR + 2.50%), due 1/15/23	145	(e)(f)
236	Term Loan B7, (3 month USD LIBOR + 2.50%), 4.81%, due 5/31/23	237
522	Term Loan B5, (3 month USD LIBOR + 2.50%), 4.81%, due 1/15/24	524
389	Compass Power Generation LLC, Term Loan B, (3 month USD LIBOR + 3.75%), 6.05%, due 12/20/24	393
1,805	Dynegy Holdings Inc., Term Loan C2, (1 month USD LIBOR + 2.50%), 4.40%, due 2/7/24	1,816
289	Exgen Renewable, Term Loan B, (3 month USD LIBOR + 3.00%), 4.99%, due 11/28/24	291
373	HELIX Generation, Term Loan B, (1 month USD LIBOR + 3.75%), 5.65%, due 6/2/24	376
802	Nautilus Power LLC, Term Loan B, (1 month USD LIBOR + 4.25%), 6.15%, due 5/16/24	812
893	NRG Energy Inc., Term Loan B, (3 month USD LIBOR + 1.75%), 4.05%, due 6/30/23	896
	RJS Power
533	Term Loan B1, (1 month USD LIBOR + 4.00%), 5.90%, due 7/15/23	527
662	Term Loan B2, (1 month USD LIBOR + 4.00%), 5.90%, due 4/15/24	654
	Texas Competitive
1,171	Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 8/4/23	1,179
208	Term Loan C, (1 month USD LIBOR + 2.50%), 4.40%, due 8/4/23	210
400	Term Loan B2, (1 month USD LIBOR + 2.25%), 4.15%, due 12/14/23	402
1,964	TPF II, Term Loan B, (1 month USD LIBOR + 3.75%), 5.65%, due 10/2/23	1,964
		11,060
	Total Loan Assignments (Cost $214,590)	214,192
U.S. Treasury Obligations 20.8%
16,600	U.S. Treasury Bill, 0.08%, due 5/24/18	16,583	(j)(z)
1,370	U.S. Treasury Bonds, 3.88%, due 8/15/40	1,549
	U.S. Treasury Inflation-Indexed Bonds(k)
52,061	2.00%, due 1/15/26	57,032
39,389	3.63%, due 4/15/28	50,032
62,354	2.50%, due 1/15/29	73,189
63,498	3.88%, due 4/15/29	83,712
19,047	3.38%, due 4/15/32	25,353
22,584	1.00%, due 2/15/46	22,979
	U.S. Treasury Notes
5,045	0.88%, due 4/15/19	4,979
35,000	1.38%, due 4/30/21	33,725
12,405	1.50%, due 2/28/23	11,683
203,910	, 2.25%, due 10/31/24 – 11/15/27	193,203
31,435	1.63%, due 2/15/26	28,575
	Total U.S. Treasury Obligations (Cost $615,111)	602,594
U.S. Government Agency Securities 0.1%
2,980	Federal National Mortgage Association, 5.63%, due 7/15/37 (Cost $4,163)	3,920

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Mortgage-Backed Securities 31.4%
Collateralized Mortgage Obligations 5.1%
$823	Angel Oak Mortgage Trust LLC, Ser. 2017-3, Class A1, 2.71%, due 11/25/47	$817	(l)(m)
	Fannie Mae Connecticut Avenue Securities
20,303	Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 5.55%, due 9/25/29	22,242	(b)(n)
9,475	Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 4.90%, due 10/25/29	10,080	(b)
6,748	Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 4.75%, due 11/25/29	7,070	(b)
8,390	Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 4.55%, due 2/25/30	8,707	(b)
10,985	Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 4.70%, due 2/25/30	11,424	(b)
17,006	Ser. 2017-C07, Class 2M2, (1 month USD LIBOR + 2.50%), 4.40%, due 5/25/30	17,464	(b)(n)
12,680	Ser. 2018-C01, Class 1M2, (1 month USD LIBOR + 2.25%), 4.15%, due 7/25/30	12,977	(b)
10,400	Ser. 2018-C02, Class 2M2, (1 month USD LIBOR + 2.20%), 4.10%, due 8/25/30	10,527	(b)
	Freddie Mac Structured Agency Credit Risk Debt Notes
9,020	Ser. 2017-DNA2, Class M2, (1 month USD LIBOR + 3.45%), 5.35%, due 10/25/29	9,879	(b)
8,095	Ser. 2017-HQA2, Class M2, (1 month USD LIBOR + 2.65%), 4.55%, due 12/25/29	8,397	(b)(n)
2,750	Ser. 2017-HQA3, Class M2, (1 month USD LIBOR + 2.35%), 4.25%, due 4/25/30	2,817	(b)
5,680	Ser. 2018-DNA1, Class M2, (1 month USD LIBOR + 1.80%), 3.70%, due 7/25/30	5,654	(b)(n)
15,550	Ser. 2018-HQA1, Class M2, (1 month USD LIBOR + 2.30%), 4.20%, due 9/25/30	15,779	(b)
	JP Morgan Alternative Loan Trust
578	Ser. 2006-A5, Class 1A1, (1 month USD LIBOR + 0.16%), 2.06%, due 10/25/36	552	(b)
2,175	Ser. 2007-A2, Class 12A3, (1 month USD LIBOR + 0.19%), 2.09%, due 6/25/37	2,180	(b)
		146,566
Commercial Mortgage-Backed 2.0%
1,000	BXMT Ltd., Ser. 2017-FL1, Class A, (1 month USD LIBOR + 0.87%), 2.77%, due 6/15/35	999	(b)(m)
	Citigroup Commercial Mortgage Trust
5,933	Ser. 2012-GC8, Class XA, 1.97%, due 9/10/45	358	(l)(m)(o)
2,654	Ser. 2012-GC8, Class AAB, 2.61%, due 9/10/45	2,630
1,000	Ser. 2012-GC8, Class B, 4.29%, due 9/10/45	1,015	(m)
48,179	Ser. 2014-GC25, Class XA, 1.18%, due 10/10/47	2,553	(l)(o)
31,920	Ser. 2015-GC27, Class XA, 1.54%, due 2/10/48	2,270	(l)(o)
	Commercial Mortgage Loan Trust
37,528	Ser. 2014-CR17, Class XA, 1.27%, due 5/10/47	1,620	(l)(o)
1,000	Ser. 2015-CR26, Class A4, 3.63%, due 10/10/48	998
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.51%, due 1/10/46	538	(l)(m)(o)
	Commercial Mortgage Trust
38,107	Ser. 2012-CR2, Class XA, 1.82%, due 8/15/45	2,195	(l)(o)
173	Ser. 2012-CR3, Class XA, 2.04%, due 10/15/45	12	(l)(o)
34,000	Ser. 2013-CR6, Class XB, 0.66%, due 3/10/46	808	(l)(o)
42,141	Ser. 2014-CR16, Class XA, 1.32%, due 4/10/47	1,758	(l)(o)
52,565	Ser. 2014-UBS3, Class XA, 1.45%, due 6/10/47	2,561	(l)(o)
8,642	Ser. 2014-CR19, Class A1, 1.42%, due 8/10/47	8,581
56,240	Ser. 2014-UBS6, Class XA, 1.16%, due 12/10/47	2,465	(l)(o)
	CSAIL Commercial Mortgage Trust
10,870	Ser. 2018-CX11, Class A1, 2.89%, due 4/15/51	10,831
38,365	Ser. 2015-C2, Class XA, 0.97%, due 6/15/57	1,619	(l)(o)
	GS Mortgage Securities Trust
275	Ser. 2011-GC5, Class XA, 1.52%, due 8/10/44	9	(l)(m)(o)
72,586	Ser. 2014-GC18, Class XA, 1.28%, due 1/10/47	3,111	(l)(o)
57,139	Ser. 2015-GC30, Class XA, 1.01%, due 5/10/50	2,326	(l)(o)
2,936	JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C22, Class A1, 1.45%, due 9/15/47	2,923
848	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class XA, 0.92%, due 7/15/49	16	(l)(m)(o)
	WF-RBS Commercial Mortgage Trust
8,939	Ser. 2011-C2, Class XA, 0.97%, due 2/15/44	171	(l)(m)(o)
230	Ser. 2012-C6, Class XA, 2.27%, due 4/15/45	14	(l)(m)(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$102,868	Ser. 2013-C14, Class XB, 0.29%, due 6/15/46	$973	(l)(o)
43,139	Ser. 2014-C21, Class XA, 1.26%, due 8/15/47	2,060	(l)(o)
62,056	Ser. 2014-C25, Class XA, 1.06%, due 11/15/47	2,626	(l)(o)
18,693	Ser. 2014-C22, Class XA, 1.04%, due 9/15/57	753	(l)(o)
		58,793
Fannie Mae 12.8%
	Pass-Through Certificates
8	5.00%, due 6/1/40 – 7/1/40	8
92	6.00%, due 9/1/33 – 9/1/40	101
0 (p)	6.50%, due 9/1/32	1
1	7.50%, due 12/1/32	1
28,725	3.50%, TBA, 15 Year Maturity	29,053	(q)
74,820	3.50%, TBA, 30 Year Maturity	74,235	(q)
182,755	4.00%, TBA, 30 Year Maturity	186,039	(q)
79,040	4.50%, TBA, 30 Year Maturity	82,276	(q)
		371,714
Freddie Mac 10.8%
	Pass-Through Certificates
0 (p)	4.50%, due 8/1/18	0	(p)
7	5.00%, due 12/1/28	8
23,650	3.50%, TBA, 15 Year Maturity	23,926	(q)
89,035	3.50%, TBA, 30 Year Maturity	88,367	(q)
153,070	4.00%, TBA, 30 Year Maturity	155,868	(q)
41,225	4.50%, TBA, 30 Year Maturity	42,908	(q)
		311,077
Ginnie Mae 0.7%
	Pass-Through Certificates
7,145	4.50%, due 5/21/48	7,413
5,475	5.00%, due 5/21/48	5,752
0 (p)	6.50%, due 7/15/32	1
1	7.00%, due 8/15/32	1
7,155	4.00%, TBA, 30 Year Maturity, 4.00%	7,315	(q)
		20,482
	Total Mortgage-Backed Securities (Cost $922,817)	908,632
Corporate Bonds 40.3%
Advertising 0.3%
	Lamar Media Corp.
375	5.00%, due 5/1/23	379
355	5.75%, due 2/1/26	366
1,670	MDC Partners, Inc., 6.50%, due 5/1/24	1,643	(m)(n)
585	Nielsen Co. Luxembourg Sa.r.l., 5.50%, due 10/1/21	594	(m)
	Nielsen Finance LLC
420	4.50%, due 10/1/20	419
3,390	5.00%, due 4/15/22	3,416	(m)(n)
505	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, due 3/15/25	517
		7,334

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Aerospace & Defense 0.0%(c)
	$740	BBA US Holdings, Inc., 5.38%, due 5/1/26	$744	(m)
Agriculture 0.6%
	18,570	BAT Capital Corp., 4.54%, due 8/15/47	17,460	(m)(n)
Airlines 0.0%(c)
	650	Unity 1 Sukuk Ltd., 3.86%, due 11/30/21	648	(r)
Apparel 0.0%(c)
EUR	340	Hanesbrands Finance Luxembourg SCA, 3.50%, due 6/15/24	431	(r)
EUR	360	Levi Strauss & Co., 3.38%, due 3/15/27	445
EUR	340	PVH Corp., 3.13%, due 12/15/27	407	(r)
			1,283
Auto Manufacturers 0.6%
	$11,470	Ford Motor Credit Co. LLC, 3.20%, due 1/15/21	11,366	(n)
EUR	5,300	Volkswagen International Finance NV, (5 year EUR Swap + 2.54%), 2.70%, due 12/31/99 5 year EUR Swap + 2.540%	6,570	(b)(r)
			17,936
Auto Parts & Equipment 0.1%
	$380	Goodyear Tire & Rubber Co., 5.13%, due 11/15/23	378
EUR	350	Grupo-Antolin Irausa SA, 3.25%, due 4/30/24	432	(r)
		IHO Verwaltungs GmbH
EUR	520	3.25% Cash/4.00% PIK, due 9/15/23	647	(r)(s)
	$890	4.50% Cash/5.25% PIK, due 9/15/23	875	(m)(s)
EUR	340	LKQ Italia Bondco SpA, 3.88%, due 4/1/24	433	(r)
	$907	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	914	(m)
			3,679
Banking 0.4%
		Ally Financial, Inc.
	1,715	3.60%, due 5/21/18	1,711	(n)
	2,470	3.25%, due 11/5/18	2,470	(n)
	3,660	8.00%, due 3/15/20	3,944	(n)
	355	7.50%, due 9/15/20	384
	695	4.25%, due 4/15/21	698
		CIT Group, Inc.
	825	3.88%, due 2/19/19	828
	570	4.13%, due 3/9/21	571
	955	5.00%, due 8/15/22	976
			11,582
Banks 6.8%
EUR	1,700	ABN AMRO Bank NV, (5 year EUR Swap + 3.90%), 4.75%, due 12/31/99	2,134	(b)(r)
	$300	Akbank Turk A/S, 4.00%, due 1/24/20	298	(r)
	400	AKCB Finance Ltd., 3.25%, due 10/22/18	399	(r)
	200	Alfa Bank AO Via Alfa Bond Issuance PLC, 5.00%, due 11/27/18	201	(r)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$400	Banco Bradesco SA, 6.75%, due 9/29/19	$418	(r)
	200	Banco Davivienda SA, 5.88%, due 7/9/22	209	(r)
	2,300	Banco de Credito e Inversiones, 3.50%, due 10/12/27	2,127	(m)(n)
	221	Banco del Estado de Chile, 2.67%, due 1/8/21	215	(m)
	224	Banco do Brasil SA, 4.88%, due 4/19/23	223	(m)
	400	Banco Nacional de Desenvolvimento Economico e Social, 6.37%, due 6/16/18	401	(r)
	9,150	Banco Santander SA, 3.80%, due 2/23/28	8,652	(n)
	122	Bancolombia SA, 5.95%, due 6/3/21	129
		Bank of America Corp.
	9,145	Ser. L, 3.95%, due 4/21/25	8,951	(n)
	140	(3 month USD LIBOR + 1.51%), 3.71%, due 4/24/28	134	(b)
	9,515	(3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29	9,333	(b)(n)
GBP	300	Barclays Bank PLC, (3 month GBP LIBOR + 13.40%), 14.00%, due 11/29/49 3 month GBP LIBOR + 13.400%	463	(b)(r)
	$16,740	Barclays PLC, 4.38%, due 1/12/26	16,529	(n)
	800	BBVA Bancomer SA, 7.25%, due 4/22/20	839	(r)
	11,300	BNP Paribas SA, 2.38%, due 5/21/20	11,178	(n)
	200	China Construction Bank Asia Corp. Ltd., (5 year CMT + 2.75%), 4.25%, due 8/20/24	200	(b)(r)
		Citigroup, Inc.
	4,180	(3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28	4,059	(b)
	5,270	(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28	4,946	(b)
GBP	2,980	CYBG PLC, (5 year GBP Swap + 6.25%), 8.00%, due 12/29/49 5 year GBP Swap + 6.250%	4,263	(b)(r)
EUR	300	Deutsche Bank AG, 4.50%, due 5/19/26	398
		DIB Sukuk Ltd.
	$600	2.92%, due 6/3/20	591	(r)
	400	3.60%, due 3/30/21	396	(r)
	200	Emirates NBD PJSC, 3.25%, due 11/19/19	200	(r)
	900	Finansbank A/S, 6.25%, due 4/30/19	913	(r)
	400	FirstRand Bank Ltd., 4.25%, due 4/30/20	403	(r)
		Goldman Sachs Group, Inc.
	4,575	2.60%, due 4/23/20	4,534	(n)
	9,350	(3 month USD LIBOR + 1.51%), 3.69%, due 6/5/28	8,913	(b)(n)
	17,870	(3 month USD LIBOR + 1.16%), 3.81%, due 4/23/29	17,044	(b)(n)
	7,370	(3 month USD LIBOR + 1.37%), 4.02%, due 10/31/38	6,828	(b)(n)
	7,240	5.15%, due 5/22/45	7,479	(n)
	650	Gulf Int'l Bank BSC, 3.50%, due 3/25/22	633	(r)
	14,440	HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 11/22/66	14,262	(b)(n)
		IDBI Bank Ltd./DIFC Dubai
	200	3.75%, due 1/25/19	200	(r)
	200	5.00%, due 9/25/19	202	(r)
	200	4.13%, due 4/23/20	199	(r)
	400	4.25%, due 11/30/20	399	(r)
EUR	300	Intesa Sanpaolo SpA, 3.93%, due 9/15/26	392	(r)
	$600	Itau CorpBanca, 3.88%, due 9/22/19	607	(r)
	200	Itau Unibanco Holding SA, 2.85%, due 5/26/18	200	(r)
		JPMorgan Chase & Co.
	100	(3 month USD LIBOR + 1.16%), 3.22%, due 3/1/25	96	(b)
	6,925	(3 month USD LIBOR + 1.36%), 3.88%, due 7/24/38	6,431	(b)
	6,865	(3 month USD LIBOR + 1.22%), 3.90%, due 1/23/49	6,172	(b)(n)
	600	KEB Hana Bank, (3 month USD LIBOR + 0.73%), 3.05%, due 4/5/20	601	(b)(r)
	200	Kookmin Bank, (3 month USD LIBOR + 0.95%), 3.01%, due 6/9/22	201	(b)(r)
GBP	170	Lloyds Bank PLC, (5 year UK Government Bond + 13.40%), 13.00%, due 1/29/49 5 year UK Government Bond + 13.400%	425	(b)
		Morgan Stanley
	$14,325	(3 month USD LIBOR + 1.14%), 3.77%, due 1/24/29	13,752	(b)(n)
	5,015	Ser. H, (3 month USD LIBOR + 3.61%), 5.45%, due 12/31/49	5,093	(b)(n)
	200	QIB Sukuk Ltd., 3.25%, due 5/23/22	192	(r)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	$200	QNB Finance Ltd., 2.88%, due 4/29/20	$197	(r)
		TC Ziraat Bankasi A/S
	1,000	4.25%, due 7/3/19	996	(r)
	550	5.13%, due 5/3/22	535	(r)
	1,640	Trade & Development Bank of Mongolia LLC, 9.38%, due 5/19/20	1,747	(r)
	400	Turkiye Garanti Bankasi A/S, 4.75%, due 10/17/19	402	(r)
	200	Turkiye Is Bankasi AS, 5.50%, due 4/21/19	202	(r)
	200	Turkiye Vakiflar Bankasi TAO, 5.50%, due 10/27/21	198	(r)
	4,575	Wells Fargo & Co., 2.55%, due 12/7/20	4,508	(n)
	14,820	Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 3/21/67	13,501	(b)(n)
		Yapi ve Kredi Bankasi A/S
	200	5.25%, due 12/3/18	201	(r)
	800	5.13%, due 10/22/19	805	(r)
	200	5.75%, due 2/24/22	198	(r)
			197,547
	Beverages 0.7%
		Anheuser-Busch InBev Finance, Inc.
	1,215	3.65%, due 2/1/26	1,186
	5,130	4.70%, due 2/1/36	5,272	(n)
	14,940	Anheuser-Busch InBev Worldwide, Inc., 4.75%, due 4/15/58	14,895
	250	Coca-Cola Icecek A/S, 4.75%, due 10/1/18	251	(r)
			21,604
	Brokerage 0.0%(c)
	1,280	LPL Holdings, Inc., 5.75%, due 9/15/25	1,242	(m)(n)
	Building & Construction 0.4%
		Lennar Corp.
	815	8.38%, due 5/15/18	815	(m)
	155	6.95%, due 6/1/18	155
	420	8.38%, due 1/15/21	465	(m)
	760	5.38%, due 10/1/22	787	(m)
	1,095	4.75%, due 11/15/22	1,096
	955	4.88%, due 12/15/23	957
	525	5.25%, due 6/1/26	516	(m)
	385	Meritage Homes Corp., 6.00%, due 6/1/25	397
	1,110	PulteGroup, Inc., 4.25%, due 3/1/21	1,116
	395	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, due 4/15/21	398	(m)
	785	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/24	785	(m)
		Toll Brothers Finance Corp.
	1,545	4.00%, due 12/31/18	1,545	(n)
	700	4.38%, due 4/15/23	700
	185	5.63%, due 1/15/24	195
	450	4.35%, due 2/15/28	416
			10,343
	Building Materials 0.1%
	200	Cementos Progreso Trust, 7.13%, due 11/6/23	209	(r)
EUR	340	CEMEX Finance LLC, 4.63%, due 6/15/24	438	(r)
	$1,205	HD Supply, Inc., 5.75%, due 4/15/24	1,265	(m)(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$180	Jeld-Wen, Inc., 4.88%, due 12/15/27	$170	(m)
	470	USG Corp., 5.50%, due 3/1/25	491	(m)
EUR	530	Wienerberger AG, (5 year EUR Swap + 5.95%), 5.00%, due 12/29/49	693	(b)
			3,266
Cable & Satellite Television 1.1%
		Altice Luxembourg SA
	$1,775	7.75%, due 5/15/22	1,695	(m)(n)
	900	7.63%, due 2/15/25	811	(m)
		Altice US Finance I Corp.
	545	5.38%, due 7/15/23	546	(m)
	1,185	5.50%, due 5/15/26	1,149	(m)(n)
	565	Altice US Finance II Corp., 7.75%, due 7/15/25	595	(m)
		CCO Holdings LLC/CCO Holdings Capital Corp.
	1,440	5.25%, due 9/30/22	1,465	(n)
	2,825	5.13%, due 5/1/23	2,834	(m)(n)
	2,205	5.75%, due 2/15/26	2,188	(m)(n)
	575	5.88%, due 5/1/27	562	(m)
	1,655	5.00%, due 2/1/28	1,528	(m)(n)
	1,410	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, due 12/15/21	1,396	(m)(n)
		CSC Holdings LLC
	2,086	10.88%, due 10/15/25	2,446	(m)(n)
	775	5.50%, due 4/15/27	744	(m)
	1,190	CSC Holdings, Inc., 7.63%, due 7/15/18	1,200
		DISH DBS Corp.
	1,300	5.88%, due 11/15/24	1,111	(n)
	455	7.75%, due 7/1/26	413
		Numericable-SFR SA
	2,010	6.00%, due 5/15/22	1,987	(m)(n)
	760	6.25%, due 5/15/24	724	(m)
	2,380	7.38%, due 5/1/26	2,309	(m)(n)
	740	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, due 1/15/25	757	(m)
	825	UPCB Finance IV Ltd., 5.38%, due 1/15/25	806	(m)
		Virgin Media Finance PLC
	530	5.25%, due 2/15/22	503
	365	6.00%, due 10/15/24	358	(m)
	1,520	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	1,463	(m)(n)
	1,420	Ziggo Secured Finance BV, 5.50%, due 1/15/27	1,338	(m)(n)
			30,928
Chemicals 0.4%
	400	Alpek SAB de CV, 4.50%, due 11/20/22	397	(r)
EUR	520	Axalta Coating Systems LLC, 4.25%, due 8/15/24	665	(r)
		Bluestar Finance Holdings Ltd.
	$200	3.13%, due 9/30/19	198	(r)
	200	(3 year CMT + 7.24%), 4.38%, due 12/29/49	200	(b)(r)
	400	Braskem Finance Ltd., 5.75%, due 4/15/21	414	(r)
	200	Braskem Netherlands Finance BV, 3.50%, due 1/10/23	189	(r)
	535	CF Industries, Inc., 5.38%, due 3/15/44	469
		CNAC HK Finbridge Co. Ltd.
	890	3.50%, due 7/19/22	859	(r)
	211	4.63%, due 3/14/23	211	(r)
EUR	570	INEOS Finance PLC, 2.13%, due 11/15/25	664	(r)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$500	Mexichem SAB de CV, 4.88%, due 9/19/22 NOVA Chemicals Corp.	$506	(r)
	855	5.25%, due 8/1/23	855	(m)
	1,510	4.88%, due 6/1/24	1,465	(m)
	1,185	5.00%, due 5/1/25	1,140	(m)
	840	5.25%, due 6/1/27	808	(m)
EUR	350	Solvay Finance SA, (5 year EUR Swap + 5.22%), 5.87%, due 12/29/49	499	(b)(r)
		WR Grace & Co-Conn
	$660	5.13%, due 10/1/21	678	(m)
	265	5.63%, due 10/1/24	273	(m)
			10,490
Coal 0.0%(c)
	200	Shandong Energy Australia Pty Ltd., 4.55%, due 7/26/20	194	(r)
	200	Yancoal International Resources Development Co. Ltd., (3 year CMT + 8.30%), 5.75%, due 12/31/99	199	(b)(r)
			393
Commercial Services 0.1%
EUR	360	Avis Budget Finance PLC, 4.50%, due 5/15/25	444	(r)
EUR	370	Europcar Groupe SA, 4.13%, due 11/15/24	445	(r)
EUR	355	Hertz Holdings Netherlands BV, 4.13%, due 10/15/21	436	(r)
GBP	340	Iron Mountain UK PLC, 3.88%, due 11/15/25	445	(r)
	$630	Korea Expressway Corp., (3 month USD LIBOR + 0.70%), 3.06%, due 4/20/20	631	(b)(r)
EUR	175	La Financiere Atalian SAS, 4.00%, due 5/15/24	205	(r)
EUR	440	Loxam SAS, 6.00%, due 4/15/25	575	(r)
			3,181
Computers 1.8%
	$9,010	Apple, Inc., 4.65%, due 2/23/46	9,659	(n)
	18,875	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/23	19,847	(m)(n)
		HP Enterprise Co.
	9,165	3.60%, due 10/15/20	9,230	(n)
	11,710	4.90%, due 10/15/25	12,031	(n)
			50,767
Consumer - Commercial Lease Financing 0.9%
		Aircastle Ltd.
	1,950	4.63%, due 12/15/18	1,965	(n)
	1,550	6.25%, due 12/1/19	1,610	(n)
	1,720	5.13%, due 3/15/21	1,767
	845	5.50%, due 2/15/22	883
		Navient Corp.
	505	5.50%, due 1/15/19	512
	2,980	4.88%, due 6/17/19	3,006	(n)
	1,165	8.00%, due 3/25/20	1,241
	770	5.88%, due 3/25/21	788
	380	6.63%, due 7/26/21	395
	1,365	5.88%, due 10/25/24	1,338
	530	6.75%, due 6/25/25	535
	742	OneMain Financial Holdings LLC, 7.25%, due 12/15/21	768	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Park Aerospace Holdings Ltd.
	$3,715	5.25%, due 8/15/22	$3,692	(m)(n)
	1,880	5.50%, due 2/15/24	1,826	(m)(n)
	1,445	SLM Corp., 6.13%, due 3/25/24	1,447
		Springleaf Finance Corp.
	510	8.25%, due 12/15/20	562
	930	7.75%, due 10/1/21	1,013
	1,365	6.13%, due 5/15/22	1,397
	1,230	6.88%, due 3/15/25	1,242
			25,987
Discount Stores 0.0%(c)
	905	Dollar Tree, Inc., 5.75%, due 3/1/23	944
Distribution - Wholesale 0.0%(c)
EUR 380		Rexel SA, 2.13%, due 6/15/25	444	(r)
Diversified Financial Services 0.6%
	$1,000	Banco BTG Pactual SA, 4.00%, due 1/16/20	975	(r)
	200	CCBL Cayman Corp. Ltd., 3.25%, due 7/28/20	198	(r)
	200	CDBL Funding 2, 2.63%, due 8/1/20	195	(r)
	200	GTLK Europe DAC, 5.95%, due 7/19/21	200	(r)
	2,415	High Street Funding Trust I, 4.11%, due 2/15/28	2,395	(m)
		Huarong Finance 2017 Co. Ltd.
	400	3.38%, due 1/24/20	396	(r)
	200	(3 month USD LIBOR + 1.65%), 4.02%, due 4/27/20	202	(b)(r)
	400	(3 month USD LIBOR + 1.85%), 4.22%, due 4/27/22	410	(b)(r)
	2,950	(5 year CMT + 6.98%), 4.00%, due 12/31/99	2,808	(b)(r)
	600	(5 year CMT + 7.77%), 4.50%, due 12/31/99	586	(b)(r)
		ICBCIL Finance Co. Ltd.
	2,000	3.00%, due 4/5/20	1,969	(r)
	800	3.20%, due 11/10/20	788	(r)
	200	JIC Zhixin Ltd., 3.00%, due 11/24/22	192	(r)
	350	Mestenio Ltd., 8.50%, due 1/2/20	363	(r)
	200	Rural Electrification Corp. Ltd., 3.07%, due 12/18/20	196	(r)
	4,575	Synchrony Financial, 2.70%, due 2/3/20	4,518	(n)
			16,391
Electric 0.8%
	4,600	1MDB Energy Ltd., 5.99%, due 5/11/22	4,827	(r)(n)
	580	Comision Federal de Electricidad, 4.88%, due 5/26/21	595	(r)
GBP	480	Drax Finco PLC, 4.25%, due 5/1/22	668	(r)
GBP	1,129	E.ON International Finance BV, 6.38%, due 6/7/32	2,132
EUR	4,980	EnBW Energie Baden-Wuerttemberg AG, (5 year EUR Swap + 2.34%), 3.63%, due 4/2/76	6,405	(b)(r)
	$1,000	Eskom Holdings SOC Ltd., 5.75%, due 1/26/21	997	(r)
	400	Genneia SA, 8.75%, due 1/20/22	430	(r)
	800	Majapahit Holding BV, 7.75%, due 1/20/20	855	(r)
GBP	2,782	NGG Finance PLC, (12 year GBP Swap + 3.48%), 5.63%, due 6/18/73	4,265	(b)(r)
GBP	285	NWEN Finance PLC, 5.88%, due 6/21/21	428	(r)
	$600	Pampa Energia SA, 7.38%, due 7/21/23	627	(r)
	200	Perusahaan Listrik Negara PT, 5.50%, due 11/22/21	209	(r)
			22,438

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Electric - Generation 0.5%
		Calpine Corp.
	$2,270	6.00%, due 1/15/22	$2,321	(m)(n)
	2,150	5.38%, due 1/15/23	2,061	(n)
		Dynegy, Inc.
	1,210	5.88%, due 6/1/23	1,239	(n)
	2,065	7.63%, due 11/1/24	2,220	(n)
	355	8.00%, due 1/15/25	385	(m)
	1,140	8.13%, due 1/30/26	1,251	(m)(n)
		NRG Energy, Inc.
	605	6.25%, due 7/15/22	622
	2,325	7.25%, due 5/15/26	2,482	(n)
	2,545	6.63%, due 1/15/27	2,621	(n)
			15,202
Electric - Integrated 0.1%
	1,460	PPL Energy Supply LLC, 4.60%, due 12/15/21	1,241	(n)
		Talen Energy Supply LLC
	2,195	9.50%, due 7/15/22	2,081	(m)
	645	6.50%, due 6/1/25	471
			3,793
Electrical Components & Equipment 0.0%(c)
		Belden, Inc.
EUR	170	4.13%, due 10/15/26	216	(r)
EUR	535	3.38%, due 7/15/27	626	(r)
			842
Electronics 0.1%
	$920	Amkor Technology, Inc., 6.38%, due 10/1/22	944
	200	GCL New Energy Holdings Ltd., 7.10%, due 1/30/21	190	(r)
		Micron Technology, Inc.
	445	5.50%, due 2/1/25	463
	365	5.63%, due 1/15/26	392	(m)
	780	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	782	(m)
	960	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	998	(m)
			3,769
Energy - Alternate Sources 0.0%(c)
	200	Greenko Dutch BV, 4.88%, due 7/24/22	194	(r)
	274	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/25	267	(m)
			461
Energy - Exploration & Production 0.8%
		Antero Resources Corp.
	1,765	5.38%, due 11/1/21	1,785	(n)
	1,270	5.13%, due 12/1/22	1,276	(n)
	1,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	1,075	(m)(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Chesapeake Energy Corp.
	$655	6.13%, due 2/15/21	$660
	920	8.00%, due 1/15/25	892	(m)
	1,155	8.00%, due 6/15/27	1,112	(m)(n)
		Continental Resources, Inc.
	455	4.50%, due 4/15/23	461
	1,045	3.80%, due 6/1/24	1,019
	290	4.90%, due 6/1/44	283
		EP Energy LLC/Everest Acquisition Finance, Inc.
	745	7.75%, due 9/1/22	503
	2,710	6.38%, due 6/15/23	1,436	(n)
	2,245	9.38%, due 5/1/24	1,717	(m)(n)
	330	Newfield Exploration Co., 5.38%, due 1/1/26	341
		Oasis Petroleum, Inc.
	525	6.50%, due 11/1/21	538
	665	6.88%, due 3/15/22	685
	425	6.25%, due 5/1/26	425	(m)(u)
	400	PDC Energy, Inc., 6.13%, due 9/15/24	410
		Range Resources Corp.
	80	5.00%, due 8/15/22	79
	2,155	5.00%, due 3/15/23	2,073
	1,515	Sanchez Energy Corp., 6.13%, due 1/15/23	1,094
		SM Energy Co.
	855	6.13%, due 11/15/22	864
	570	5.00%, due 1/15/24	543
		Whiting Petroleum Corp.
	800	5.75%, due 3/15/21	819
	1,035	6.25%, due 4/1/23	1,065	(n)
	365	6.63%, due 1/15/26	374	(m)
	795	WPX Energy, Inc., 5.25%, due 9/15/24	801
			22,330
Engineering & Construction 0.1%
	200	Chang Development Int'l Ltd., 3.63%, due 1/20/20	196	(r)
	202	Dianjian International Finance Ltd., (5 year CMT + 6.93%), 4.60%, due 12/31/99	199	(b)(r)
	1,380	Indo Energy Finance II BV, 6.38%, due 1/24/23	1,357	(r)
EUR	300	SPIE SA, 3.13%, due 3/22/24	366	(r)
			2,118
Entertainment 0.1%
GBP	135	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/24	189
EUR	350	Codere Finance 2 Luxembourg SA, 6.75%, due 11/1/21	442	(r)
EUR	370	Scientific Games International, Inc., 3.38%, due 2/15/26	432	(r)
GBP	350	William Hill PLC, 4.88%, due 9/7/23	505	(r)
EUR	510	WMG Acquisition Corp., 4.13%, due 11/1/24	647	(r)
			2,215
Food 1.0%
EUR	200	Casino Guichard Perrachon SA, 4.05%, due 8/5/26	243	(r)
		Grupo Bimbo SAB de CV
	$11,555	4.70%, due 11/10/47	10,685	(m)(n)
	7,200	(5 year CMT + 3.28%), 5.95%, due 12/31/99	7,207	(b)(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		JBS Investments GmbH
	$2,080	7.75%, due 10/28/20	$2,114	(r)
	1,120	7.25%, due 4/3/24	1,104	(r)
	1,950	Kroger Co., 3.88%, due 10/15/46	1,646
		Marfrig Holdings Europe BV
	600	6.88%, due 6/24/19	609	(r)
	2,670	8.00%, due 6/8/23	2,700	(r)
	1,540	Minerva Luxembourg SA, 6.50%, due 9/20/26	1,455	(r)
EUR	180	Nomad Foods Bondco PLC, 3.25%, due 5/15/24	219	(r)
GBP	550	Tesco PLC, 5.50%, due 1/13/33	895
			28,877
Food & Drug Retail 0.0%(c)
	$865	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC, 5.75%, due 3/15/25	754
Food - Wholesale 0.1%
	635	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, due 1/15/24	654
		Post Holdings, Inc.
	1,095	5.50%, due 3/1/25	1,076	(m)
	635	5.75%, due 3/1/27	620	(m)
	835	5.63%, due 1/15/28	797	(m)
			3,147
Food Service 0.0%(c)
EUR	350	Aramark Int'l Finance S.a.r.l., 3.13%, due 4/1/25	433	(r)
Forest Products & Paper 0.0%(c)
EUR	345	Smurfit Kappa Acquisitions, 2.75%, due 2/1/25	437	(r)
Gaming 0.5%
		Boyd Gaming Corp.
	$1,190	6.88%, due 5/15/23	1,249
	1,220	6.38%, due 4/1/26	1,277	(n)
	540	Eldorado Resorts, Inc., 7.00%, due 8/1/23	570
		GLP Capital L.P./GLP Financing II, Inc.
	2,030	4.38%, due 11/1/18	2,030	(n)
	2,065	4.88%, due 11/1/20	2,109	(n)
	925	5.38%, due 11/1/23	956
	200	5.38%, due 4/15/26	202
	1,235	Int'l Game Technology PLC, 5.63%, due 2/15/20	1,264	(m)
		MGM Resorts Int'l
	1,800	8.63%, due 2/1/19	1,865	(n)
	680	5.25%, due 3/31/20	695
	405	6.63%, due 12/15/21	433
	695	Scientific Games Int'l, Inc., 10.00%, due 12/1/22	749
	400	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/23	445
	95	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	95	(m)
			13,939

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Gas 0.2%
	$200	Binhai Investment Co. Ltd., 4.45%, due 11/30/20	$199	(r)
GBP	2,900	Centrica PLC, (5 year GBP Swap + 3.61%), 5.25%, due 4/10/75	4,237	(b)(r)
			4,436
Gas Distribution 0.9%
	$1,160	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, due 9/15/24	1,154
	1,555	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	1,603	(n)
	2,250	Cheniere Energy Partners L.P., 5.25%, due 10/1/25	2,199	(m)(n)
		Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
	455	6.25%, due 4/1/23	463
	345	5.75%, due 4/1/25	342
		DCP Midstream LLC
	655	9.75%, due 3/15/19	689	(m)
	905	(3 month USD LIBOR + 3.85%), 5.85%, due 5/21/43	860	(b)(m)
		DCP Midstream Operating L.P.
	425	2.70%, due 4/1/19	421
	635	5.60%, due 4/1/44	622
	350	Duke Energy Corp., 8.13%, due 8/16/30	420
		Energy Transfer Equity L.P.
	2,000	7.50%, due 10/15/20	2,142	(n)
	605	5.88%, due 1/15/24	618
		NuStar Logistics L.P.
	680	4.80%, due 9/1/20	678
	175	6.75%, due 2/1/21	182
	190	4.75%, due 2/1/22	185
		Rockies Express Pipeline LLC
	815	6.85%, due 7/15/18	821	(m)
	1,010	6.00%, due 1/15/19	1,028	(m)
	1,455	5.63%, due 4/15/20	1,506	(m)(n)
	245	7.50%, due 7/15/38	296	(m)
	550	SemGroup Corp., 7.25%, due 3/15/26	546
	1,790	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/23	1,687	(n)
	1,615	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/25	1,541	(n)
		Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
	805	4.13%, due 11/15/19	810
	590	4.25%, due 11/15/23	558
	1,270	6.75%, due 3/15/24	1,327	(n)
	670	5.13%, due 2/1/25	650
	1,130	5.00%, due 1/15/28	1,045	(m)
		Williams Cos., Inc.
	350	7.88%, due 9/1/21	388
	365	Ser. A, 7.50%, due 1/15/31	441
	885	5.75%, due 6/24/44	923
			26,145
Health Facilities 0.7%
	300	Amsurg Corp., 5.63%, due 7/15/22	301
		CHS/Community Health Systems, Inc.
	179	8.00%, due 11/15/19	163
	235	7.13%, due 7/15/20	187
	425	6.88%, due 2/1/22	233
	935	Columbia/HCA Corp., 7.69%, due 6/15/25	1,043

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Envision Healthcare Corp.
	$395	5.13%, due 7/1/22	$390	(m)
	1,165	6.25%, due 12/1/24	1,212	(m)
		HCA, Inc.
	530	6.50%, due 2/15/20	554
	980	5.88%, due 3/15/22	1,033
	1,480	4.75%, due 5/1/23	1,491
	1,520	5.00%, due 3/15/24	1,537	(n)
	755	5.25%, due 4/15/25	764
	535	LifePoint Health, Inc., 5.88%, due 12/1/23	528
		MPT Operating Partnership L.P./MPT Finance Corp.
	1,205	6.38%, due 3/1/24	1,265
	1,620	5.50%, due 5/1/24	1,640	(n)
	1,545	5.25%, due 8/1/26	1,502	(n)
	1,870	5.00%, due 10/15/27	1,772	(n)
		Tenet Healthcare Corp.
	535	7.50%, due 1/1/22	564	(m)
	345	8.13%, due 4/1/22	359
	660	6.75%, due 6/15/23	649
	837	4.63%, due 7/15/24	810	(m)
	285	6.88%, due 11/15/31	261
	600	THC Escrow Corp., 7.00%, due 8/1/25	589	(m)
			18,847
Health Services 0.2%
		DaVita HealthCare Partners, Inc.
	1,265	5.13%, due 7/15/24	1,226	(n)
	395	5.00%, due 5/1/25	374
	1,400	DaVita, Inc., 5.75%, due 8/15/22	1,434	(n)
	600	IMS Health, Inc., 5.00%, due 10/15/26	592	(m)
		Service Corp. Int'l
	800	5.38%, due 1/15/22	814
	2,230	5.38%, due 5/15/24	2,282
			6,722
Healthcare - Services 0.0%(c)
GBP	350	Voyage Care BondCo PLC, 5.88%, due 5/1/23	483	(r)
Holding Companies - Diversified 0.0%(c)
GBP	260	Co-operative Group Holdings 2011 Ltd., 7.50%, due 7/8/26	435	(r)(t)
Home Builders 0.0%(c)
GBP	480	Miller Homes Group Holdings PLC, 5.50%, due 10/15/24	661	(r)
Hotels 0.1%
	$1,005	ESH Hospitality, Inc., 5.25%, due 5/1/25	982	(m)
	545	Hilton Domestic Operating Co, Inc., 5.13%, due 5/1/26	545	(m)
	965	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, due 4/1/25	936
			2,463

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Household Products - Wares 0.0%(c)
	$500	Controladora Mabe SA de CV, 7.88%, due 10/28/19	$527	(r)
EUR	340	Spectrum Brands, Inc., 4.00%, due 10/1/26	414	(r)
			941
Insurance 0.4%
	$8,750	AXA Equitable Holdings, Inc., 5.00%, due 4/20/48	8,331	(m)
	200	Kyobo Life Insurance Co. Ltd., (5 year CMT + 2.09%), 3.95%, due 7/24/47	195	(b)(r)
GBP	1,414	Phoenix Group Holdings, 5.75%, due 7/7/21	2,167	(r)
			10,693
Internet 0.0%(c)
EUR	180	Netflix, Inc., 3.63%, due 5/15/27	216	(r)
EUR	560	United Group BV, 4.38%, due 7/1/22	691	(r)
			907
Investment Companies 0.0%(c)
	$200	Huarong Finance Co. Ltd., 4.00%, due 7/17/19	200	(r)
	400	Huarong Finance II Co. Ltd., 2.88%, due 11/22/19	394	(r)
	200	Zhongyuan Sincere Investment Co. Ltd., 3.75%, due 1/19/21	196	(r)
			790
Investments & Misc. Financial Services 0.1%
		MSCI, Inc.
	1,805	5.25%, due 11/15/24	1,841	(m)(n)
	870	5.75%, due 8/15/25	907	(m)
			2,748
Iron - Steel 0.4%
	1,350	CSN Resources SA, 6.50%, due 7/21/20	1,313	(r)
	400	Gerdau Holdings, Inc., 7.00%, due 1/20/20	420	(r)
	600	HeSteel Hong Kong Co. Ltd., 4.25%, due 4/7/20	591	(r)
	1,200	JSW Steel Ltd., 4.75%, due 11/12/19	1,201	(r)
	400	Shougang Group Co. Ltd., 3.38%, due 12/9/19	397	(r)
	6,765	Vale Overseas Ltd., 6.25%, due 8/10/26	7,461	(n)
			11,383
Leisure Time 0.0%(c)
EUR	350	Cirsa Funding Luxembourg SA, 5.88%, due 5/15/23	435	(r)
Lodging 0.1%
		Studio City Co. Ltd.
	$300	5.88%, due 11/30/19	305	(r)
	1,150	7.25%, due 11/30/21	1,197	(r)
			1,502

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Machinery 0.1%
		CNH Industrial Capital LLC
	$520	3.38%, due 7/15/19	$521
	510	4.88%, due 4/1/21	527
	640	4.38%, due 4/5/22	650
	335	CNH Industrial NV, 4.50%, due 8/15/23	340
	330	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	366
			2,404
Machinery - Construction & Mining 0.0%(c)
EUR	550	Orano SA, 4.88%, due 9/23/24	727
Managed Care 0.1%
		Centene Corp.
	$1,490	4.75%, due 5/15/22	1,505	(n)
	550	6.13%, due 2/15/24	576
	860	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	876	(m)
			2,957
Media 2.0%
EUR	200	Altice Finco SA, 4.75%, due 1/15/28	214	(r)
EUR	390	Altice Luxembourg SA, 7.25%, due 5/15/22	467	(r)
		Charter Communications Operating LLC/Charter Communications Operating Capital
	$20,845	4.91%, due 7/23/25	21,200	(n)
	7,475	6.48%, due 10/23/45	8,052	(n)
	2,915	5.38%, due 5/1/47	2,751	(n)
	9,230	5.75%, due 4/1/48	9,169
		Discovery Communications LLC
	6,980	5.00%, due 9/20/37	6,821	(n)
	5,525	5.20%, due 9/20/47	5,403	(n)
EUR	360	Numericable-SFR SA, 5.63%, due 5/15/24	449	(r)
	$1,400	Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, due 3/1/28	1,334	(m)
EUR	320	Telenet Finance VI Luxembourg SCA, 4.88%, due 7/15/27	418	(r)
EUR	510	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, due 1/15/29	699	(r)
EUR	170	UPCB Finance IV Ltd., 4.00%, due 1/15/27	212	(r)
		Virgin Media Secured Finance PLC
GBP	144	5.50%, due 1/15/25	203	(r)
GBP	320	4.88%, due 1/15/27	432	(r)
GBP	340	6.25%, due 3/28/29	494	(r)
	$200	Vrio Finco 1 LLC/Vrio Finco 2, Inc., 6.25%, due 4/4/23	201	(m)
	400	VTR Finance BV, 6.88%, due 1/15/24	414	(r)
			58,933
Media Content 0.6%
	585	AMC Networks, Inc., 4.75%, due 8/1/25	553
		Gannett Co., Inc.
	888	5.13%, due 10/15/19	895
	950	5.13%, due 7/15/20	955
	395	Gray Television, Inc., 5.13%, due 10/15/24	377	(m)
		Netflix, Inc.
	115	5.38%, due 2/1/21	118
	1,420	5.50%, due 2/15/22	1,473	(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$480	4.38%, due 11/15/26	$450
330	4.88%, due 4/15/28	312	(m)
530	5.88%, due 11/15/28	529	(m)
	Sinclair Television Group, Inc.
1,010	5.38%, due 4/1/21	1,020
630	5.13%, due 2/15/27	584	(m)
	Sirius XM Radio, Inc.
155	4.63%, due 5/15/23	153	(m)
2,480	6.00%, due 7/15/24	2,548	(m)
1,275	5.38%, due 7/15/26	1,249	(m)(n)
790	5.00%, due 8/1/27	753	(m)
1,375	Tribune Media Co., 5.88%, due 7/15/22	1,392
	Univision Communications, Inc.
286	6.75%, due 9/15/22	293	(m)
3,800	5.13%, due 5/15/23	3,610	(m)(n)
		17,264
Medical Products 0.1%
	Fresenius Medical Care US Finance II, Inc.
1,105	6.50%, due 9/15/18	1,119	(m)(n)
540	5.88%, due 1/31/22	576	(m)
	Hologic, Inc.
800	4.38%, due 10/15/25	770	(m)
155	4.63%, due 2/1/28	148	(m)
		2,613
Metals - Mining Excluding Steel 0.4%
345	Alcoa, Inc., 5.13%, due 10/1/24	349
615	First Quantum Minerals Ltd., 7.25%, due 5/15/22	620	(m)
	FMG Resources (August 2006) Pty Ltd.
500	4.75%, due 5/15/22	496	(m)
315	5.13%, due 5/15/24	311	(m)
	Freeport-McMoRan, Inc.
540	3.10%, due 3/15/20	533
1,060	4.00%, due 11/14/21	1,055
400	3.55%, due 3/1/22	387
1,335	3.88%, due 3/15/23	1,280	(n)
1,790	5.40%, due 11/14/34	1,651	(n)
1,185	5.45%, due 3/15/43	1,078	(n)
725	Hudbay Minerals, Inc., 7.63%, due 1/15/25	768	(m)
	Novelis Corp.
385	6.25%, due 8/15/24	392	(m)
1,125	5.88%, due 9/30/26	1,117	(m)
	Teck Resources Ltd.
445	4.75%, due 1/15/22	451
625	8.50%, due 6/1/24	698	(m)
905	6.25%, due 7/15/41	959	(n)
		12,145
Mining 0.3%
	China Minmetals Corp.
700	(5 year CMT + 4.72%), 3.75%, due 12/31/99	658	(b)(r)
430	(3 year CMT + 6.07%), 4.45%, due 12/31/99	426	(b)(r)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$200	Cia Brasileira de Aluminio, 6.75%, due 4/5/21	$213	(r)
EUR	360	Constellium NV, 4.25%, due 2/15/26	440	(r)
	$800	Gold Fields Orogen Holdings BVI Ltd., 4.88%, due 10/7/20	808	(r)
	400	Minera y Metalurgica del Boleo SA de CV, 2.88%, due 5/7/19	397	(r)
	200	Nord Gold SE, 6.38%, due 5/7/18	200	(r)
		Vedanta Resources PLC
	510	8.25%, due 6/7/21	547	(r)
	1,400	6.38%, due 7/30/22	1,409	(r)
	2,110	VM Holding SA, 5.38%, due 5/4/27	2,115	(r)
			7,213
Miscellaneous Manufacturer 1.3%
EUR	535	Colfax Corp., 3.25%, due 5/15/25	657	(r)
	$36,330	General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 12/29/49	35,967	(b)(n)
			36,624
Multi-National 0.1%
	500	African Export-Import Bank, 4.75%, due 7/29/19	503	(r)
	800	Banque Ouest Africaine de Developpement, 5.50%, due 5/6/21	822	(r)
	1,500	IBRD Discount Notes, 0.00%, due 5/1/18	1,500	(j)
			2,825
Oil & Gas 2.1%
	5,775	Canadian Natural Resources Ltd., 6.25%, due 3/15/38	6,891	(n)
	200	Ecopetrol SA, 7.63%, due 7/23/19	211
	360	Harvest Operations Corp., 3.00%, due 9/21/22	346	(m)
	7,060	Hess Corp., 4.30%, due 4/1/27	6,855	(n)
		KazMunayGas National Co. JSC
	420	9.13%, due 7/2/18	424	(r)
	2,500	6.38%, due 4/9/21	2,676	(r)
	900	3.88%, due 4/19/22	889	(r)
	337	4.75%, due 4/24/25	336	(m)
	508	5.38%, due 4/24/30	508	(m)
	2,170	5.75%, due 4/19/47	2,075	(r)
	259	6.38%, due 10/24/48	265	(m)
	8,830	Noble Energy, Inc., 5.25%, due 11/15/43	9,268	(n)
		Petrobras Global Finance BV
	367	8.38%, due 5/23/21	413
	400	6.13%, due 1/17/22	422
EUR	200	5.88%, due 3/7/22	278
GBP	590	6.25%, due 12/14/26	878
	$2,000	7.38%, due 1/17/27	2,145
		Petroleos Mexicanos
	850	4.88%, due 1/24/22	864
	820	(3 month USD LIBOR + 3.65%), 5.72%, due 3/11/22	895	(b)
	840	5.38%, due 3/13/22	869
	8,265	6.50%, due 3/13/27	8,538
	455	5.35%, due 2/12/28	433	(m)
	2,080	6.75%, due 9/21/47	2,011
EUR	360	Repsol Int'l Finance BV, (10 year EUR Swap + 4.20%), 4.50%,	477	(b)(r)
		due 3/25/75 10 year EUR Swap + 4.200%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		State Oil Co. of the Azerbaijan Republic
	$3,140	4.75%, due 3/13/23	$3,129	(r)
	2,450	6.95%, due 3/18/30	2,633	(r)
EUR	5,100	TOTAL SA, (5 year EUR Swap + 2.75%), 2.71%, due 12/29/49	6,459	(b)(r)
	$600	YPF SA, 8.50%, due 3/23/21	651	(r)
			61,839
Oil Field Equipment & Services 0.1%
		Precision Drilling Corp.
	780	6.50%, due 12/15/21	796
	365	7.75%, due 12/15/23	380
	1,400	5.25%, due 11/15/24	1,319	(n)
			2,495
Packaging 0.4%
		Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	400	4.25%, due 9/15/22	398	(m)
	210	4.63%, due 5/15/23	210	(m)
	1,350	6.00%, due 2/15/25	1,365	(m)(n)
		Ball Corp.
	655	4.38%, due 12/15/20	666
	735	5.00%, due 3/15/22	762
	1,040	Berry Plastics Corp., 5.13%, due 7/15/23	1,046
	945	BWAY Holding Co., 5.50%, due 4/15/24	951	(m)
	730	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/26	704	(m)
	1,435	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/22	1,457	(m)
		Reynolds Group Issuer, Inc.
	2,990	5.75%, due 10/15/20	3,011	(n)
	237	6.88%, due 2/15/21	241
	1,600	5.13%, due 7/15/23	1,607	(m)(n)
	480	Sealed Air Corp., 5.50%, due 9/15/25	496	(m)
			12,914
Packaging & Containers 0.1%
EUR	340	ARD Finance SA, 6.63% Cash/7.38% PIK, due 9/15/23	432	(s)
EUR	170	Ardagh Packaging Finance PLC, 6.75%, due 5/15/24	224	(r)
EUR	180	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 2.75%, due 3/15/24	220	(r)
EUR	695	Crown European Holdings SA, 3.38%, due 5/15/25	867	(r)
EUR	350	Horizon Holdings I SAS, 7.25%, due 8/1/23	442	(r)
EUR	350	OI European Group BV, 3.13%, due 11/15/24	432	(r)
EUR	360	Silgan Holdings, Inc., 3.25%, due 3/15/25	444
			3,061
Personal & Household Products 0.1%
	$970	Energizer Holdings, Inc., 4.70%, due 5/24/22	945
	180	Kronos Acquisition Holdings, Inc., 9.00%, due 8/15/23	172	(m)
	330	Prestige Brands, Inc., 6.38%, due 3/1/24	332	(m)
	410	Spectrum Brands, Inc., 5.75%, due 7/15/25	410
			1,859

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Pharmaceuticals 2.0%
	$8,080	AbbVie, Inc., 4.70%, due 5/14/45	$7,926	(n)
EUR	340	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/24	431	(r)
		CVS Health Corp.
	$17,305	4.30%, due 3/25/28	17,056
	75	4.78%, due 3/25/38	74
	22,115	5.05%, due 3/25/48	22,542
	1,195	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	865	(m)
		Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
	1,845	6.00%, due 7/15/23	1,342	(m)(n)
	650	6.00%, due 2/1/25	457	(m)
EUR	360	Grifols SA, 3.20%, due 5/1/25	438	(r)
	$300	Hikma Pharmaceuticals PLC, 4.25%, due 4/10/20	297	(r)
	425	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	320	(m)
EUR	360	Nidda Healthcare Holding GmbH, 3.50%, due 9/30/24	428	(r)
EUR	220	Teva Pharmaceutical Finance Netherlands II BV, 1.88%, due 3/31/27	217	(r)
	$600	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, due 7/19/19	583
		Valeant Pharmaceuticals Int'l, Inc.
EUR	210	4.50%, due 5/15/23	230	(r)
	$2,705	5.88%, due 5/15/23	2,473	(m)(n)
	1,300	5.50%, due 11/1/25	1,293	(m)
			56,972
Pipelines 1.9%
		Energy Transfer Partners L.P.
	3,000	4.20%, due 4/15/27	2,860	(n)
	2,935	6.50%, due 2/1/42	3,100	(n)
	12,360	Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 12/31/99	11,689	(b)(n)
		Kinder Morgan, Inc.
	10,892	5.00%, due 2/15/21	11,276	(m)(n)
	11,275	5.55%, due 6/1/45	11,484	(n)
	14,140	MPLX L.P., 4.70%, due 4/15/48	13,341	(n)
	137	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, due 9/30/20	140	(r)
	150	Transportadora de Gas del Sur SA, 6.75%, due 5/2/25	149	(m)(u)
	400	Transportadora de Gas Int'l SA ESP, 5.70%, due 3/20/22	407	(r)
			54,446
Printing & Publishing 0.2%
	1,405	Harland Clarke Holdings Corp., 8.38%, due 8/15/22	1,437	(m)(n)
		R.R. Donnelley & Sons Co.
	1,454	7.63%, due 6/15/20	1,524	(n)
	700	7.88%, due 3/15/21	731
	535	6.50%, due 11/15/23	540
	457	6.00%, due 4/1/24	447	(n)
			4,679
Real Estate 0.2%
	2,100	China Evergrande Group, 8.75%, due 6/28/25	2,017	(r)
	200	CIFI Holdings Group Co. Ltd., 6.38%, due 5/2/20	199	(r)(u)
	400	Country Garden Holdings Co. Ltd., 7.50%, due 3/9/20	415	(r)
	200	Franshion Brilliant Ltd., 5.75%, due 3/19/19	203	(r)
	600	Moon Wise Global Ltd., (5 year CMT + 12.37%), 9.00%, due 1/29/49	616	(b)(r)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$600	Poly Real Estate Finance Ltd., 5.25%, due 4/25/19	$608	(r)
	1,000	Qatari Diar Finance Co., 5.00%, due 7/21/20	1,029	(r)
	600	RKI Overseas Finance 2016 A Ltd., 5.00%, due 8/9/19	601	(r)
	400	Shimao Property Holdings Ltd., 8.38%, due 2/10/22	427	(r)
EUR	375	Summit Germany Ltd., 2.00%, due 1/31/25	440	(r)
	$250	Sunac China Holdings Ltd., 7.35%, due 7/19/21	244	(r)
	200	Wisdom Glory Group Ltd., (3 year CMT + 8.67%), 5.25%, due 12/31/99	196	(b)(r)
			6,995
Real Estate Development & Management 0.0%(c)
	845	Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, due 4/15/19	854	(m)
Recreation & Travel 0.1%
	165	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 4/15/27	164	(m)
	1,280	NCL Corp. Ltd., 4.75%, due 12/15/21	1,299	(m)(n)
	690	Six Flags Entertainment Corp., 4.88%, due 7/31/24	673	(m)
			2,136
Regional(state/province) 0.1%
	1,806	Brazil Loan Trust 1, 5.48%, due 7/24/23	1,859	(r)
	1,310	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	1,303	(r)
			3,162
Real Estate Investment Trusts 0.3%
	4,235	Entertainment Properties Trust, 5.75%, due 8/15/22	4,469	(n)
EUR	560	Equinix, Inc., 2.88%, due 2/1/26	652
EUR	530	MPT Operating Partnership L.P./MPT Finance Corp., 3.33%, due 3/24/25	654
	$1,840	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	1,881	(n)
	805	Starwood Property Trust, Inc., 3.63%, due 2/1/21	791	(m)
	200	Yuexiu REIT MTN Co. Ltd., 4.75%, due 4/27/21	200	(r)
			8,647
Restaurants 0.1%
		1011778 BC ULC/New Red Finance, Inc.
	855	4.63%, due 1/15/22	857	(m)
	1,605	4.25%, due 5/15/24	1,527	(m)
	570	5.00%, due 10/15/25	548	(m)
	1,180	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	1,186	(m)(n)
			4,118
Retail 0.1%
EUR	360	Dufry One BV, 2.50%, due 10/15/24	441	(r)
GBP	370	EI Group PLC, 6.00%, due 10/6/23	553	(r)
	$400	Lotte Shopping Business Management Hong Kong Ltd., 2.38%, due 9/5/20	390	(r)
GBP	1,556	Next PLC, 3.63%, due 5/18/28	2,148	(r)
GBP	480	Stonegate Pub Co. Financing PLC, 4.88%, due 3/15/22	655	(r)
			4,187

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	Semiconductors 0.6%
		Broadcom Corp./Broadcom Cayman Finance Ltd.
	$120	2.65%, due 1/15/23	$114
	15,485	3.88%, due 1/15/27	14,769	(n)
	2,740	3.50%, due 1/15/28	2,516	(n)
			17,399
	Software 0.0%(c)
EUR	540	Quintiles IMS, Inc., 3.25%, due 3/15/25	662	(r)
	Software - Services 0.5%
		CDK Global, Inc.
	$330	3.80%, due 10/15/19	331
	135	5.00%, due 10/15/24	137
	379	4.88%, due 6/1/27	364
		First Data Corp.
	1,005	7.00%, due 12/1/23	1,052	(m)
	3,265	5.00%, due 1/15/24	3,289	(m)(n)
	1,110	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% Cash/7.88% PIK, due 5/1/21	1,118	(m)(n)(s)
	1,125	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/25	1,160	(m)(n)
		Nuance Communications, Inc.
	736	5.38%, due 8/15/20	740	(m)
	1,780	6.00%, due 7/1/24	1,820
	1,510	Open Text Corp., 5.88%, due 6/1/26	1,567	(m)(n)
	2,030	Rackspace Hosting, Inc., 8.63%, due 11/15/24	2,058	(m)(n)
	625	Symantec Corp., 5.00%, due 4/15/25	628	(m)
			14,264
	Specialty Retail 0.1%
	330	Hanesbrands, Inc., 4.88%, due 5/15/26	319	(m)
	685	Liberty Media Corp., 8.50%, due 7/15/29	738
	270	PetSmart, Inc., 5.88%, due 6/1/25	194	(m)
		QVC, Inc.
	735	3.13%, due 4/1/19	736
	460	5.45%, due 8/15/34	433
			2,420
	Steel Producers - Products 0.1%
	315	ArcelorMittal, 7.00%, due 3/1/41	362
	755	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	787	(m)
	555	Steel Dynamics, Inc., 5.50%, due 10/1/24	571
			1,720
	Support - Services 0.6%
	1,000	ADT Corp., 4.88%, due 7/15/32	828	(m)
	2,385	Anna Merger Sub, Inc., 7.75%, due 10/1/22	1,419	(m)(n)
		Aramark Services, Inc.
	805	5.13%, due 1/15/24	819
	425	5.00%, due 2/1/28	413	(m)
	510	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, due 3/15/25	491	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Hertz Corp.
$590	5.88%, due 10/15/20	$583
380	7.63%, due 6/1/22	387	(m)
2,825	5.50%, due 10/15/24	2,366	(m)(n)
1,815	IHS Markit Ltd., 5.00%, due 11/1/22	1,879	(m)(n)
275	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/26	265	(m)
	Iron Mountain, Inc.
1,465	6.00%, due 8/15/23	1,509	(n)
2,285	5.75%, due 8/15/24	2,256
545	5.25%, due 3/15/28	513	(m)
1,870	Olympus Merger Sub, Inc., 8.50%, due 10/15/25	1,805	(m)
1,060	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	1,138	(m)
560	ServiceMaster Co. LLC, 5.13%, due 11/15/24	545	(m)
	United Rentals N.A., Inc.
190	4.63%, due 7/15/23	191
770	5.75%, due 11/15/24	797
		18,204
Tech Hardware & Equipment 0.6%
	CDW LLC/CDW Finance Corp.
970	5.00%, due 9/1/23	989
390	5.00%, due 9/1/25	389
850	CommScope Technologies LLC, 6.00%, due 6/15/25	875	(m)
	CommScope, Inc.
885	5.00%, due 6/15/21	892	(m)
385	5.50%, due 6/15/24	392	(m)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
1,350	5.88%, due 6/15/21	1,389	(m)(n)
8,140	6.02%, due 6/15/26	8,621	(m)(n)
2,665	EMC Corp., 1.88%, due 6/1/18	2,662	(n)
695	Project Homestake Merger Corp., 8.88%, due 3/1/23	643	(m)
		16,852
Telecom - Satellite 0.1%
661	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	681
1,140	Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	956
636	Intelsat Luxembourg SA, 8.13%, due 6/1/23	398
		2,035
Telecom - Wireless 0.4%
	Sprint Corp.
640	7.88%, due 9/15/23	686	(n)
2,890	7.13%, due 6/15/24	2,976	(n)
575	7.63%, due 3/1/26	605
1,130	Sprint Nextel Corp., 9.00%, due 11/15/18	1,162	(m)
	T-Mobile USA, Inc.
1,945	6.00%, due 3/1/23	2,016	(n)
455	6.00%, due 4/15/24	476
185	4.50%, due 2/1/26	178
2,335	Wind Tre SpA, 5.00%, due 1/20/26	1,960	(m)
		10,059

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)	VALUE
(000's omitted)	(000's omitted)
Telecom - Wireline Integrated & Services 0.8%
	$2,695	Citizens Communications Co., 9.00%, due 8/15/31	$1,651	(n)
	3,910	Embarq Corp., 8.00%, due 6/1/36	3,714	(n)
	660	Equinix, Inc., 5.88%, due 1/15/26	683
		Frontier Communications Corp.
	360	8.13%, due 10/1/18	365
	410	7.13%, due 1/15/23	293
	440	7.63%, due 4/15/24	289
	5,420	11.00%, due 9/15/25	4,160	(n)
		Level 3 Financing, Inc.
	1,460	5.38%, due 8/15/22	1,467	(n)
	930	5.13%, due 5/1/23	921
	650	5.38%, due 1/15/24	643
	1,430	SoftBank Group Corp., 4.50%, due 4/15/20	1,468	(m)
	1,040	Telecom Italia Capital SA, 6.00%, due 9/30/34	1,076	(n)
EUR	400	Telecom Italia SpA, 3.63%, due 5/25/26	533	(r)
	$1,835	U.S. West Communications Group, 6.88%, due 9/15/33	1,740	(n)
		Zayo Group LLC/Zayo Capital, Inc.
	580	6.00%, due 4/1/23	597
	665	6.38%, due 5/15/25	688
	1,720	5.75%, due 1/15/27	1,707	(m)(n)
			21,995
Telecommunications 1.4%
		AT&T, Inc.
	8,355	4.75%, due 5/15/46	7,765	(n)
	14,540	5.45%, due 3/1/47	14,782	(n)
	200	Batelco Int'l Finance No 1 Ltd., 4.25%, due 5/1/20	195	(r)
EUR	200	Cellnex Telecom SA, 2.88%, due 4/18/25	248	(r)
	$400	Comcel Trust via Comunicaciones Celulares SA, 6.88%, due 2/6/24	415	(r)
	700	Digicel Ltd., 6.00%, due 4/15/21	666	(r)
	400	GTH Finance BV, 6.25%, due 4/26/20	406	(r)
GBP	360	Koninklijke KPN NV, (5 year GBP Swap + 5.51%), 6.88%, due 3/14/73	535	(b)(r)
	$2,085	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/22	2,194	(m)
EUR	360	Matterhorn Telecom Holding SA, 4.88%, due 5/1/23	442	(r)
EUR	240	Olivetti Finance SA, Ser. 14, 7.75%, due 1/24/33	435
	$434	Oztel Holdings SPC Ltd., 6.63%, due 4/24/28	422	(m)
EUR	350	SoftBank Group Corp., 5.25%, due 7/30/27	436	(r)
GBP	320	TalkTalk Telecom Group PLC, 5.38%, due 1/15/22	444	(r)
EUR	1,100	Telefonica Eur ope BV, (5 year EUR Swap + 2.33%), 2.63%, due 12/31/99	1,311	(b)(r)
	$400	VEON Holdings BV, 5.20%, due 2/13/19	401	(r)
	9,424	Verizon Communications, Inc., 4.67%, due 3/15/55	8,600	(n)
EUR	500	Wind Tre SpA, 3.13%, due 1/20/25	531	(r)
			40,228
Theaters & Entertainment 0.1%
		AMC Entertainment Holdings, Inc.
	$1,065	5.75%, due 6/15/25	1,033
	1,025	6.13%, due 5/15/27	992
			2,025
Transportation 0.0%(c)
	200	Rumo Luxembourg S.a.r.l., 7.38%, due 2/9/24	212	(r)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	Water 0.1%
	$1,130	Agua y Saneamientos Argentinos SA, 6.63%, due 2/1/23	$1,098	(r)
GBP	500	Anglian Water Osprey Financing PLC, 4.00%, due 3/8/26	640	(r)
GBP	1,661	Thames Water Utilities Cayman Finance Ltd., 1.88%, due 1/24/24	2,224	(r)
			3,962
		Total Corporate Bonds (Cost $1,192,247)	1,168,645
	Municipal Notes 1.4%
	California 0.5%
	$3,580	California Ed. Facs. Au. Rev. Ref. (Stanford Univ.), Ser. 2012-U-2, 5.00%, due 10/1/32	4,442
		California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Ref. (Wtr. Sys.)
	735	Ser. 2017-AX, 5.00%, due 12/1/30	885
	2,130	Ser. 2017-AX, 5.00%, due 12/1/31	2,554
	5,500	California St. Var. Purp. G.O. Ref., Ser. 2017, 5.00%, due 11/1/28	6,606
	725	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/33	835	(u)
			15,322
	Illinois 0.0%(c)
	690	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/48	746
	Massachusetts 0.2%
	3,665	Massachusetts Wtr. Res. Au. Rev. Ref., Ser. 2007-B, (AGM Insured), 5.25%, due 8/1/32	4,654
	New Jersey 0.1%
	710	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/26	704
	1,095	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/47	1,151
	710	South Jersey Port Corp. Rev. (Sub-Marine Term), Ser. 2017-B, 5.00%, due 1/1/48	755
			2,610
	Oklahoma 0.0%(c)
	730	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/57	811
	Pennsylvania 0.0%(c)
	360	Commonwealth of Pennsylvania Cert. of Participation Ref., Ser. 2018, 5.00%, due 7/1/43	388
	Rhode Island 0.1%
	1,055	Rhode Island Commerce Corp. Spec. Fac. Rev. Ref. (1st Lien — R I Arpt. Corp. Int'l Fac. Proj.), Ser. 2018, 5.00%, due 7/1/34	1,178
	785	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2018, 5.00%, due 12/1/25	876	(u)
			2,054
	Texas 0.3%
	2,825	Alamo Comm. College Dist. G. O. Ref., Ser. 2017, 5.00%, due 8/15/27	3,372
	1,465	Hays Cons. Independent Sch. Dist. G. O. (Sch. Bldg.), Ser. 2017, 5.00%, due 2/15/29	1,717
	3,665	Texas Wtr. Dev. Board Rev., Ser. 2017-A, 5.00%, due 10/15/31	4,315
			9,404
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Washington 0.2%
$3,665	Washington St. G.O., Ser. 2016-2017-A, 5.00%, due 8/1/29	$4,274
	Total Municipal Notes (Cost $41,501)	40,263
Asset-Backed Securities 13.9%
5,263	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, (1 month USD LIBOR + 0.78%), 2.68%, due 10/25/35	5,165	(b)
	Accredited Mortgage Loan Trust
1,124	Ser. 2005-4, Class A2D, (1 month USD LIBOR + 0.32%), 2.22%, due 12/25/35	1,122	(b)
4,535	Ser. 2006-1, Class A4, (1 month USD LIBOR + 0.28%), 2.18%, due 4/25/36	4,399	(b)
8,754	Aegis Asset Backed Securities Trust, Ser. 2005-3, Class M2, (1 month USD LIBOR + 0.48%), 2.38%, due 8/25/35	8,640	(b)
1,100	AIMCO CLO, Ser. 2018-AA, Class E, (3 month USD LIBOR + 5.15%), 6.99%, due 4/17/31	1,036	(b)(m)
3,721	Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	3,708
	Ameriquest Mortgage Securities, Inc.
6,400	Ser. 2005-R5, Class M4, (1 month USD LIBOR + 0.95%), 2.84%, due 7/25/35	6,355	(b)
3,960	Ser. 2005-R7, Class M2, (1 month USD LIBOR + 0.50%), 2.40%, due 9/25/35	3,976	(b)
3,555	Ser. 2005-R8, Class M3, (1 month USD LIBOR + 0.51%), 2.41%, due 10/25/35	3,488	(b)
	Apidos CLO XXVIII
500	Ser. 2017-28A, Class C, (3 month USD LIBOR + 2.50%), 4.19%, due 1/20/31	491	(b)(m)
500	Ser. 2017-28A, Class D, (3 month USD LIBOR + 5.50%), 7.19%, due 1/20/31	496	(b)(m)
2,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3 month USD LIBOR + 6.10%), 7.63%, due 10/15/30	2,012	(b)(m)
	Argent Securities, Inc.
620	Ser. 2003-W3, Class M1, (1 month USD LIBOR + 1.13%), 3.02%, due 9/25/33	590	(b)
3,868	Ser. 2004-W10, Class M1, (1 month USD LIBOR + 0.90%), 2.80%, due 10/25/34	3,760	(b)
8,150	Ser. 2005-W2, Class M1, (1 month USD LIBOR + 0.49%), 2.39%, due 10/25/35	8,142	(b)
	Asset Backed Securities Corp. Home Equity
490	Ser. 2004-HE5, Class M2, (1 month USD LIBOR + 1.88%), 3.77%, due 8/25/34	485	(b)
773	Ser. 2006-HE1, Class A3, (1 month USD LIBOR + 0.20%), 2.10%, due 1/25/36	767	(b)
3,300	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.46%), 8.82%, due 10/20/29	3,325	(b)(m)
	Assurant CLO II Ltd.
250	Ser. 2018-1A, Class E, (3 month USD LIBOR + 2.85%), 5.21%, due 4/20/31	247	(b)(m)
1,500	Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.60%), 7.96%, due 4/20/31	1,433	(b)(m)
1,300	Babson CLO Ltd., Ser. 2015-2A, Class ER, (3 month USD LIBOR + 6.45%), 8.81%, due 10/20/30	1,314	(b)(m)
	Bear Stearns Asset Backed Securities I Trust
1,354	Ser. 2005-TC1, Class M1, (1 month USD LIBOR + 0.66%), 2.56%, due 5/25/35	1,357	(b)
6,730	Ser. 2005-AQ2, Class M1, (1 month USD LIBOR + 0.49%), 2.39%, due 9/25/35	6,661	(b)
2,797	Ser. 2006-HE1, Class 1M3, (1 month USD LIBOR + 0.46%), 2.36%, due 12/25/35	2,745	(b)
	Bear Stearns Asset Backed Securities Trust
1,611	Ser. 2004-SD3, Class M2, (1 month USD LIBOR + 1.88%), 3.77%, due 9/25/34	1,635	(b)
307	Ser. 2006-HE1, Class 2M1, (1 month USD LIBOR + 0.41%), 2.49%, due 2/25/36	307	(b)
7,265	Ser. 2006-SD2, Class M2, (1 month USD LIBOR + 0.80%), 2.70%, due 6/25/36	7,060	(b)
3,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3 month USD LIBOR + 6.41%), 8.76%, due 10/15/30	3,020	(b)(m)
650	Canyon Capital CLO Ltd., Ser. 2014-1A, Class DR, (3 month USD LIBOR + 5.50%), 7.86%, due 1/30/31	628	(b)(m)
	Capital One Multi-Asset Execution Trust
3,530	Ser. 2016-A1, Class A1, (1 month USD LIBOR + 0.45%), 2.35%, due 2/15/22	3,541	(b)
26,850	Ser. 2014-A4, Class A4, (1 month USD LIBOR + 0.36%), 2.26%, due 6/15/22	26,927	(b)(n)
	Carbone Clo Ltd.
1,000	Ser. 2017-1A, Class C, (3 month USD LIBOR + 2.60%), 4.27%, due 1/20/31	989	(b)(m)
1,000	Ser. 2017-1A, Class D, (3 month USD LIBOR + 5.90%), 7.57%, due 1/20/31	998	(b)(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$1,120	Carlye US Clo Ltd, Ser. 2017-5A, Class D, (3 month USD LIBOR + 5.30%), 7.03%, due 1/20/30	$1,083	(b)(m)
	Carrington Mortgage Loan Trust
1,050	Ser. 2005-OPT2, Class M4, (1 month USD LIBOR + 0.98%), 2.87%, due 5/25/35	1,059	(b)
1,826	Ser. 2005-NC3, Class M2, (1 month USD LIBOR + 0.46%), 2.36%, due 6/25/35	1,833	(b)
11,352	Ser. 2005-NC5, Class M1, (1 month USD LIBOR + 0.48%), 2.38%, due 10/25/35	11,348	(b)
8,605	Ser. 2006-NC1, Class A4, (1 month USD LIBOR + 0.31%), 2.21%, due 1/25/36	8,503	(b)
12,000	Ser. 2006-RFC1, Class A4, (1 month USD LIBOR + 0.24%), 2.14%, due 5/25/36	11,843	(b)(n)
24,785	Chase Issuance Trust, Ser. 2016-A2, Class A, 1.37%, due 6/15/21	24,428
21,791	Citibank Credit Card Issuance Trust, Ser. 2017-A4, Class A4, (1 month USD LIBOR + 0.22%), 2.12%, due 4/7/22 1 month LIBOR + 0.220%	21,833	(b)
	Citigroup Mortgage Loan Trust, Inc.
818	Ser. 2006-WFH1, Class M2, (1 month USD LIBOR + 0.56%), 2.45%, due 1/25/36	819	(b)
629	Ser. 2006-AMC1, Class A2B, (1 month USD LIBOR + 0.16%), 2.06%, due 9/25/36	517	(b)
4,460	Countrywide Asset-Backed Certificates, Ser. 2005-15, Class M1, (1 month USD LIBOR + 0.45%), 2.35%, due 3/25/36	4,289	(b)
	Dryden 53 CLO Ltd.
300	Ser. 2017-53A, Class D, (3 month USD LIBOR + 2.40%), 4.75%, due 1/15/31	301	(b)(m)
750	Ser. 2017-53A, Class E, (3 month USD LIBOR + 5.30%), 7.65%, due 1/15/31	725	(b)(m)
2,350	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3 month USD LIBOR + 6.20%), 8.56%, due 10/19/29	2,367	(b)(m)
	Eaton Vance Clo Ltd.
1,100	Ser. 2015-1A, Class DR, (3 month USD LIBOR + 2.50%), 4.86%, due 1/20/30	1,094	(b)(m)
900	Ser. 2015-1A, Class ER, (3 month USD LIBOR + 5.60%), 7.96%, due 1/20/30	884	(b)(m)
	Ellington Loan Acquisition Trust
2,980	Ser. 2007-2, Class A2C, (1 month USD LIBOR + 1.10%), 3.00%, due 5/25/37	2,966	(b)(m)
4,622	Ser. 2007-1, Class A2C, (1 month USD LIBOR + 1.25%), 3.15%, due 5/25/37	4,651	(b)(m)
2,837	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, (1 month USD LIBOR + 1.13%), 3.02%, due 9/25/33	2,835	(b)
5,000	FBR Securitization Trust, Ser. 2005-2, Class M2, (1 month USD LIBOR + 0.75%), 2.65%, due 9/25/35	5,002	(b)
3,621	Fieldstone Mortgage Investment Trust, Ser. 2005-1, Class M5, (1 month USD LIBOR + 1.13%), 3.02%, due 3/25/35	3,551	(b)
	First Franklin Mortgage Loan Asset Backed Certificates
1,611	Ser. 2005-FF1, Class M1, (1 month USD LIBOR + 0.74%), 2.63%, due 12/25/34	1,635	(b)
1,392	Ser. 2004-FFH4, Class M5, (1 month USD LIBOR + 1.58%), 3.47%, due 1/25/35	1,403	(b)
7,154	Ser. 2005-FF3, Class M5, (1 month USD LIBOR + 0.98%), 2.87%, due 4/25/35	7,115	(b)
1,124	Ser. 2005-FF5, Class M2, (1 month USD LIBOR + 0.74%), 2.63%, due 5/25/35	1,127	(b)
	Flatiron Clo Ltd.
700	Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.00%), 7.84%, due 5/15/30	704	(b)(m)
2,150	Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.15%), 7.62%, due 4/17/31	2,061	(b)(m)
250	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3 month USD LIBOR + 5.78%), 8.13%, due 5/16/31	244	(b)(m)
1,600	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.40%), 8.75%, due 10/15/30	1,616	(b)(m)
	GM Financial Consumer Automobile Receivables Trust
17,580	Ser. 2018-1, Class A2A, 2.08%, due 1/19/21	17,501
5,095	Ser. 2018-2, Class A2A, 2.55%, due 5/17/21	5,095	(g)
3,425	GSAMP Trust, Ser. 2006-HE1, Class M1, (1 month USD LIBOR + 0.39%), 2.29%, due 1/25/36	3,387	(b)
919	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, (1 month USD LIBOR + 1.60%), 3.50%, due 2/25/35	917	(b)
1,000	HPS Investment Partners, Ser. 2013-2A, Class DR, (3 month USD LIBOR + 6.60%), 8.96%, due 10/20/29	1,010	(b)(m)
3,775	HSI Asset Securitization Corp. Trust, Ser. 2006-OPT1, Class M1, (1 month USD LIBOR + 0.36%), 2.26%, due 12/25/35	3,737	(b)
	Invitation Homes Trust
1,493	Ser. 2017-SFR2, Class A, (1 month USD LIBOR + 0.85%), 2.75%, due 12/17/36	1,495	(b)(m)
1,990	Ser. 2018-SFR1, Class A, (1 month USD LIBOR + 0.70%), 2.60%, due 3/17/37	1,984	(b)(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	JP Morgan Mortgage Acquisition Corp.
$1,767	Ser. 2005-OPT2, Class M2, (1 month USD LIBOR + 0.45%), 2.35%, due 12/25/35	$1,763	(b)
11,998	Ser. 2005-OPT2, Class M3, (1 month USD LIBOR + 0.48%), 2.38%, due 12/25/35	11,497	(b)(n)
1,172	Ser. 2006-ACC1, Class A5, (1 month USD LIBOR + 0.24%), 2.14%, due 5/25/36	1,171	(b)
5,360	Ser. 2007-CH1, Class MV2, (1 month USD LIBOR + 0.28%), 2.18%, due 11/25/36	5,309	(b)
524	Ser. 2007-HE1, Class AF1, (1 month USD LIBOR + 0.10%), 2.00%, due 3/25/47	370	(b)
3,497	JP Morgan Mortgage Acquisition Trust, Ser. 2006-CH1, Class M1, (1 month USD LIBOR + 0.22%), 2.12%, due 7/25/36	3,462	(b)
	Magnetite XX Ltd.
250	Ser. 2018-20A, Class E, (3 month USD LIBOR + 5.35%), due 4/20/31	250	(b)(m)(u)(v)
250	Ser. 2018-20A, Class D, (3 month USD LIBOR + 2.50%), due 4/20/31	250	(b)(m)(u)(v)
500	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3 month USD LIBOR + 2.80%), 5.16%, due 12/18/30	501	(b)(m)
5,494	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, (1 month USD LIBOR + 0.28%), 2.18%, due 2/25/36	5,461	(b)
2,332	Navient Student Loan Trust, Ser. 2016-6A, Class A1, (1 month USD LIBOR + 0.48%), 2.38%, due 3/25/66	2,337	(b)(m)
9,476	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, (1 month USD LIBOR + 0.37%), 2.27%, due 3/25/36	9,400	(b)
	OCP CLO Ltd.
3,000	Ser. 2015-8A, Class CR, (3 month USD LIBOR + 2.80%), 5.15%, due 4/17/27	2,985	(b)(m)
3,050	Ser. 2015-10A, Class CR, (3 month USD LIBOR + 2.60%), 4.96%, due 10/26/27	3,026	(b)(m)
1,600	Ser. 2015-10A, Class DR, (3 month USD LIBOR + 5.50%), 7.86%, due 10/26/27	1,602	(b)(m)
3,800	Ser. 2017-14A, Class C, (3 month USD LIBOR + 2.60%), 4.14%, due 11/20/30	3,803	(b)(m)
1,800	Ser. 2017-14A, Class D, (3 month USD LIBOR + 5.80%), 7.34%, due 11/20/30	1,795	(b)(m)
1,000	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3 month USD LIBOR + 2.45%), 4.14%, due 1/20/30	978	(b)(m)
	Palmer Square CLO Ltd.
700	Ser. 2014-1A, Class DR2, (3 month USD LIBOR + 5.70%), 8.05%, due 1/17/31	697	(b)(m)
1,600	Ser. 2018-1A, Class D, (3 month USD LIBOR + 5.15%), 7.33%, due 4/18/31	1,599	(b)(m)
	Park Place Securities, Inc.
6,232	Ser. 2004-WWF1, Class M4, (1 month USD LIBOR + 1.65%), 3.55%, due 12/25/34	6,270	(b)
8,816	Ser. 2004-WHQ2, Class M3, (1 month USD LIBOR + 1.04%), 2.93%, due 2/25/35	8,869	(b)
	Residential Asset Mortgage Products, Inc.
2,250	Ser. 2005-RS4, Class M3, (1 month USD LIBOR + 0.48%), 2.38%, due 4/25/35	2,248	(b)
2,000	Ser. 2005-RZ2, Class M4, (1 month USD LIBOR + 0.56%), 2.46%, due 5/25/35	1,999	(b)
5,531	Ser. 2005-EFC4, Class M4, (1 month USD LIBOR + 0.59%), 2.49%, due 9/25/35	5,497	(b)
7,375	Ser. 2006-RZ1, Class M3, (1 month USD LIBOR + 0.45%), 2.35%, due 3/25/36	7,169	(b)
1,151	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, (1 month USD LIBOR + 0.87%), 1.58%, due 8/25/35	1,150	(b)
467	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1 month USD LIBOR + 0.98%), 2.87%, due 7/25/34	457	(b)
1,746	SoFi Consumer Loan Program Trust, Ser. 2018-1, Class A1, 2.55%, due 2/25/27	1,739	(m)
2,537	SoFi Professional Loan Program LLC, Ser. 2017-E, Class A1, (1 month USD LIBOR + 0.50%), 2.40%, due 11/26/40	2,545	(b)(m)
6,700	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, (1 month USD LIBOR + 0.47%), 2.37%, due 11/25/35	6,642	(b)
400	Structured Asset Investment Loan Trust, Ser. 2005-4, Class M3, (1 month USD LIBOR + 0.72%), 2.62%, due 5/25/35	401	(b)
	Structured Asset Securities Corp.
1,424	Ser. 2005-NC2, Class M3, (1 month USD LIBOR + 0.43%), 2.33%, due 5/25/35	1,426	(b)
7,780	Ser. 2005-WF4, Class M4, (1 month USD LIBOR + 0.87%), 2.77%, due 11/25/35	7,824	(b)
271	Ser. 2006-AM1, Class A4, (1 month USD LIBOR + 0.16%), 2.06%, due 4/25/36	270	(b)
426	Ser. 2006-NC1, Class A4, (1 month USD LIBOR + 0.15%), 2.05%, due 5/25/36	425	(b)
1,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3 month USD LIBOR + 5.50%), 7.85%, due 4/20/31	974	(b)(m)
6,408	Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20	6,383

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$1,200	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 6.68%),	$1,213	(b)(m)
		8.43%, due 7/25/29
	1,800	York CLO-2 Ltd., (3 month USD LIBOR + 2.60%), 4.96%, due 1/22/31	1,802	(b)(m)
		Total Asset-Backed Securities (Cost $356,153)	403,340
Foreign Government Securities 5.6%
	2,300	1MDB Global Investments Ltd., 4.40%, due 3/9/23	2,152	(r)
	270	Abu Dhabi Government International Bond, 2.50%, due 10/11/22	258	(r)
		Argentine Republic Government International Bond
	830	6.88%, due 4/22/21	871
	202	4.63%, due 1/11/23	193
EUR	3,619	7.82%, due 12/31/33	4,813	(n)
EUR	7,270	2.26%, due 12/31/38	6,014	(n)(t)
EUR	700	Banque Centrale de Tunisie Int'l Bond, 5.63%, due 2/17/24	860	(r)
	$4,140	Bolivian Government International Bond, 4.50%, due 3/20/28	3,861	(m)
		Brazilian Government International Bond
	2,600	2.63%, due 1/5/23	2,447
	2,100	6.00%, due 4/7/26	2,270
	1,500	5.63%, due 2/21/47	1,411
		Colombia Government International Bond
	2,100	4.00%, due 2/26/24	2,095
	1,000	3.88%, due 4/25/27	965
	1,000	5.00%, due 6/15/45	990
		Costa Rica Government International Bond
	535	7.00%, due 4/4/44	534	(r)
	1,621	7.16%, due 3/12/45	1,642	(r)
		Croatia Government International Bond
	570	6.63%, due 7/14/20	607	(r)
EUR	3,990	3.00%, due 3/20/27	5,050	(n)(r)
EUR	1,394	2.75%, due 1/27/30	1,684	(r)
		Dominican Republic International Bond
	$2,100	5.88%, due 4/18/24	2,168	(m)
	1,500	6.88%, due 1/29/26	1,625	(m)
	1,000	6.85%, due 1/27/45	1,032	(m)
		Egypt Government International Bond
	430	6.13%, due 1/31/22	441	(r)
	213	5.58%, due 2/21/23	214	(r)
EUR	287	4.75%, due 4/16/26	346	(r)
EUR	257	5.63%, due 4/16/30	307	(r)
	$2,900	8.50%, due 1/31/47	3,105	(r)
	368	7.90%, due 2/21/48	373	(r)
		Export Credit Bank of Turkey
	530	5.88%, due 4/24/19	537	(r)
	1,520	5.38%, due 2/8/21	1,523	(r)
	720	Export-Import Bank of Korea, (3 month USD LIBOR + 0.88%), 3.23%, due 1/25/22	722	(b)
		Ghana Government International Bond
	800	9.25%, due 9/15/22	910	(r)
	2,690	10.75%, due 10/14/30	3,478	(r)
	2,100	Guatemala Government Bond, 4.38%, due 6/5/27	2,016	(m)
	2,100	Hungary Government International Bond, 7.63%, due 3/29/41	2,953
		Indonesia Government International Bond
	4,100	3.70%, due 1/8/22	4,087	(m)
	220	3.70%, due 1/8/22	219	(r)
	1,000	4.35%, due 1/8/27	1,001	(m)
EUR	1,860	3.75%, due 6/14/28	2,561	(n)(r)
	$1,250	5.13%, due 1/15/45	1,266	(r)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Ivory Coast Government International Bond
EUR	1,750	5.13%, due 6/15/25	$2,233	(r)
EUR	221	5.25%, due 3/22/30	270	(r)
	$4,375	5.75%, due 12/31/32	4,185	(r)
EUR	205	6.63%, due 3/22/48	250	(r)
	$2,100	Kazakhstan Government International Bond, 5.13%, due 7/21/25	2,238	(m)
	535	Kenya Government International Bond, 8.25%, due 2/28/48	551	(r)
	450	Korea Housing Finance Corp., 3.00%, due 10/31/22	436	(m)
	450	Kuwait International Government Bond, 2.75%, due 3/20/22	436	(r)
		Mexico Government International Bond
	2,100	4.15%, due 3/28/27	2,067
	2,100	4.35%, due 1/15/47	1,856
	4,210	5.75%, due 10/12/10	4,147
		Mongolia Government International Bond
	230	10.88%, due 4/6/21	263	(r)
	1,550	8.75%, due 3/9/24	1,717	(r)
EUR	348	Montenegro Government International Bond, 3.38%, due 4/21/25	417	(r)
		Morocco Government International Bond
	$2,100	4.25%, due 12/11/22	2,110	(m)
	1,000	5.50%, due 12/11/42	1,040	(m)
		Namibia International Bonds
	250	5.50%, due 11/3/21	257	(r)
	2,600	5.25%, due 10/29/25	2,550	(m)
		Nigeria Government International Bond
	600	5.63%, due 6/27/22	611
	1,310	6.50%, due 11/28/27	1,319	(r)
	281	7.14%, due 2/23/30	287	(r)
	3,230	7.88%, due 2/16/32	3,480	(r)
		Oman Government International Bond
	220	3.63%, due 6/15/21	213	(r)
	2,100	3.88%, due 3/8/22	2,016	(m)
	406	4.13%, due 1/17/23	386	(r)
	1,000	5.38%, due 3/8/27	952	(m)
	855	5.63%, due 1/17/28	817	(r)
	1,000	6.50%, due 3/8/47	922	(m)
	1,766	6.75%, due 1/17/48	1,661	(r)
		Panama Government International Bond
	2,100	3.75%, due 3/16/25	2,084
	1,000	3.88%, due 3/17/28	983
	1,000	4.50%, due 5/15/47	975
		Paraguay Government International Bond
	2,100	4.70%, due 3/27/27	2,089	(m)
	2,000	6.10%, due 8/11/44	2,175	(r)
		Qatar Government International Bond
	2,100	2.38%, due 6/2/21	2,024	(m)
	2,740	2.38%, due 6/2/21	2,641	(r)
	200	4.50%, due 1/20/22	205	(r)
	670	3.88%, due 4/23/23	665	(r)
	1,000	3.25%, due 6/2/26	935	(m)
	544	4.50%, due 4/23/28	535	(r)
	1,000	4.63%, due 6/2/46	940	(m)
	357	5.10%, due 4/23/48	354	(r)
	260	Republic of Armenia International Bond, 6.00%, due 9/30/20	264	(r)
	1,310	Republic of South Africa Government International Bond, 5.65%, due 9/27/47	1,255
	1,800	Romanian Government International Bond, 6.13%, due 1/22/44	2,088	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Saudi Government International Bond
$2,100	2.38%, due 10/26/21	$2,013	(m)
1,150	2.38%, due 10/26/21	1,102	(r)
1,000	3.25%, due 10/26/26	923	(m)
521	4.50%, due 4/17/30	514	(r)
1,000	4.50%, due 10/26/46	904	(m)
	Serbia International Bond
200	4.88%, due 2/25/20	204	(r)
2,600	4.88%, due 2/25/20	2,648	(m)
	South Africa Government International Bond
2,100	4.88%, due 4/14/26	2,063
1,000	4.30%, due 10/12/28	918
1,000	5.00%, due 10/12/46	883
	Sri Lanka Government International Bond
500	6.00%, due 1/14/19	506	(r)
420	6.25%, due 7/27/21	432	(r)
340	5.75%, due 1/18/22	343	(r)
419	5.75%, due 4/18/23	416	(r)
2,022	6.75%, due 4/18/28	2,012	(r)
3,100	Trinidad & Tobago Government International Bond, 4.50%, due 8/4/26	3,162	(m)
	Turkey Government International Bond
550	7.00%, due 3/11/19	566
560	5.63%, due 3/30/21	578
2,100	6.25%, due 9/26/22	2,208
2,100	6.00%, due 3/25/27	2,108
578	6.13%, due 10/24/28	577
1,000	5.75%, due 5/11/47	873
420	Ukraine Government International Bond, 7.75%, due 9/1/20	437	(r)
400	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/22	414	(r)
	Uruguay Government International Bond
2,000	4.38%, due 10/27/27	2,015
2,000	5.10%, due 6/18/50	1,965
500	Zambia Government International Bond, 8.97%, due 7/30/27	503	(r)
1,320	ZAR Sovereign Capital Fund Pty Ltd., 3.90%, due 6/24/20	1,323	(r)
	Total Foreign Government Securities (Cost $168,174)	162,110
Developed Markets Ex- U.S. 1.9%
Regional(province) 1.9%
5,003	Province of Manitoba Canada, 1.13%, due 6/1/18	4,999	(n)
23,730	Province of New Brunswick Canada, 2.75%, due 6/15/18	23,744	(n)
	Province of Ontario Canada
10,220	3.00%, due 7/16/18	10,237	(n)
15,000	2.00%, due 1/30/19	14,950	(n)
2,009	Province of Quebec Canada, 4.63%, due 5/14/18	2,011
200	Provincia de Cordoba, 7.13%, due 6/10/21	209	(r)
	Total Developed Markets Ex- U.S. (Cost $56,619)	56,150
NUMBER OF SHARES
Exchange-Traded Funds 1.0%
1,473,559	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $29,149)	27,600

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Short-Term Investments 0.6%
Investment Companies 0.6%
17,930,390	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(w) (Cost $17,930)	$17,930	(n)
	Total Investments 124.4% (Cost $3,618,454)	3,605,376
	Liabilities Less Other Assets (24.4)%	(707,866	)(x)(y)
	Net Assets 100.0%	$2,897,510

(a)  Principal amount is stated in the currency in which the security is denominated.

  EUR = Euro

  GBP = Pound Sterling

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  CMT = Constant Maturity Treasury

  ICE = Intercontinental Exchange

  LIBOR (USD) = London Interbank Offered Rate

(c)  Represents less than 0.05% of net assets.

(d)  The stated interest rate represents the weighted average interest rate at April 30, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  All or a portion of this security had not settled as of April 30, 2018 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(g)  Value determined using significant unobservable inputs.

(h)  Illiquid security.

(i)  Fixed coupon.

(j)  Rate shown was the discount rate at the date of purchase.

(k)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(l)  Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2018.

(m)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $376,749,000, which represents 13.0% of net assets of the Fund. Securities denoted with (m) but without (h) have been deemed by the investment manager to be liquid.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

(n)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, futures, swaps and/or delayed delivery securities with a total value of approximately $858,649,000.

(o)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(p)  Amount less than one thousand.

(q)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2018 amounted to approximately $689,987,000, which represents 23.8% of net assets of the Fund.

(r)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2018 amounted to approximately $227,652,000, which represents 7.9% of net assets of the Fund.

(s)  Payment-in-kind (PIK) security.

(t)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2018.

(u)  When-issued security. Total value of all such securities at April 30, 2018 amounted to approximately $2,984,000, which represents 0.1% of net assets of the Fund.

(v)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2018 amounted to approximately $500,000, which represents approximately 0.0% of net assets of the Fund.

(w)  Represents 7-day effective yield as of April 30, 2018.

(x)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

(y)  As of April 30, 2018, the value of unfunded loan commitments was approximately $141,000 for the Fund (see Note A of Notes to Financial Statements).

(z)  All or a portion of the security is pledged as collateral for futures.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	4	Australian Dollar	$301,200	$(14,140)
6/2018	25	Canadian Dollar	1,948,500	(3,303)
6/2018	21	Pound Sterling	1,808,100	(25,200)
6/2018	152	U.S. Treasury Note, 10 Year	18,183,000	12,433
6/2018	9	U.S. Treasury Ultra Long Bond	1,414,125	23,594
6/2018	2,152	U.S. Treasury Note, 2 Year	456,324,877	17,220
6/2018	449	U.S. Treasury Note, 5 Year	50,965,008	(315,179)
Total Long Positions			$530,944,810	$(304,575)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	21	Euro-Buxl Bond, 30 Year	$(4,147,308)	$(76,077)
6/2018	343	Euro-Bobl	(54,261,076)	(277,497)
6/2018	84	Euro-Bund	(16,102,327)	(178,502)
6/2018	499	Euro-OAT	(92,684,711)	(1,265,413)
6/2018	23	Euro	(3,485,363)	88,352
6/2018	419	U.S. Treasury Note, 10 Year	(50,122,875)	404,695
6/2018	2,334	U.S. Treasury Note, Ultra 10 Year	(298,496,719)	(482,555)
6/2018	887	U.S. Treasury Long Bond	(127,589,406)	(1,275,284)
6/2018	941	U.S. Treasury Ultra Long Bond	(147,854,625)	(2,052,237)
6/2018	135	United Kingdom Long Gilt Bond	(22,722,561)	(301,073)
Total Short Positions			$(817,466,971)	$(5,415,591)
Total Futures				$(5,720,166)

At April 30, 2018, the Fund had $5,174,605 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $13,476,232 to cover collateral requirements on open futures.

For the six months ended April 30, 2018, the average notional value of futures for the Fund was $177,573,479 for long positions and $(633,522,967) for short positions.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

Forward foreign currency contracts ("forward contracts")

At April 30, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
803,634	USD	652,793	EUR	Goldman Sachs International	5/3/2018	$15,321
16,330,599	USD	13,070,000	EUR	JPMorgan Chase Bank N.A.	5/3/2018	547,271
619,968	USD	500,000	EUR	Goldman Sachs International	7/5/2018	13,205
10,652,941	USD	8,620,000	EUR	JPMorgan Chase Bank N.A.	7/5/2018	192,338
22,534,313	USD	18,089,533	EUR	Goldman Sachs International	7/24/2018	549,932
16,686,771	USD	13,398,681	EUR	Goldman Sachs International	7/24/2018	403,228
16,686,771	USD	13,398,681	EUR	Goldman Sachs International	7/24/2018	403,228
250,933	USD	201,280	EUR	Goldman Sachs International	7/24/2018	6,316
255,775	USD	205,418	EUR	Goldman Sachs International	7/24/2018	6,129
911	USD	732	EUR	Goldman Sachs International	7/24/2018	22
911	USD	732	EUR	Goldman Sachs International	7/24/2018	22
22,793,621	USD	15,865,372	GBP	Goldman Sachs International	7/24/2018	863,152
5,539,322	USD	3,856,935	GBP	Goldman Sachs International	7/24/2018	207,938
5,539,322	USD	3,856,935	GBP	Goldman Sachs International	7/24/2018	207,938
Total unrealized appreciation						$3,416,039
549,223	EUR	673,720	USD	JPMorgan Chase Bank N.A.	6/5/2018	(8,906)
17,484	EUR	21,490	USD	Goldman Sachs International	7/24/2018	(242)
201,661	EUR	251,149	USD	Goldman Sachs International	7/24/2018	(6,069)
201,661	EUR	251,149	USD	Goldman Sachs International	7/24/2018	(6,069)
Total unrealized depreciation						$(21,286)
Total net unrealized appreciation						$3,394,753

EUR = Euro

GBP = Pound Sterling

For the six months ended April 30, 2018, the Fund's investments in forward contracts had an average notional value of $74,236,872.

Interest rate swap contracts ("interest rate swaps")

At April 30, 2018, the Fund had outstanding centrally cleared interest rate swaps as follows:

Clearinghouse	Notional Amount	Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME Group, Inc.	$15,370,000	Receive	3 month LIBOR(a)	2.43	%(b)	12/7/2027	$734,124	$(101,705)	$632,419
CME Group, Inc.	14,450,000	Receive	3 month LIBOR(a)	2.43	%(b)	12/7/2027	696,861	(69,982)	626,879
CME Group, Inc.	16,530,000	Recieve	3 month LIBOR(a)	2.90	%(b)	3/16/2028	144,957	(14,584)	130,373
Total							$1,575,942	$(186,271)	$1,389,671

(a)  Payment frequency — quarterly.

(b)  Payment frequency — semi-annually.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

At April 30, 2018, the Fund had $ 672,235 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

For the six months ended April 30, 2018, the average notional value of interest rate swaps for the Fund was $34,429,950 when the Fund paid the fixed rate.

For the six months ended April 30, 2018, the average notional value of credit default swaps for the Fund was $23,581,624 for buy protection and $(89,901,411) for sell protection.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Automotive	$—	$3,117	$129	$3,246
Building & Development	—	6,414	318	6,732
Business Equipment & Services	—	23,992	1,186	25,178
Containers & Glass Products	—	6,635	369	7,004
Financial Intermediaries	—	5,442	1,184	6,626
Food Products	—	2,135	211	2,346
Leisure Goods—Activities—Movies	—	11,188	1,816	13,004
Lodging & Casinos	—	14,142	831	14,973
Oil & Gas	—	3,563	1,083	4,646
Retailers (except food & drug)	—	5,635	491	6,126
Steel	—	1,276	280	1,556
Surface Transport	—	1,669	281	1,950
Other Loan Assignments(a)	—	120,805	—	120,805
Total Loan Assignments	—	206,013	8,179	214,192
U.S. Treasury Obligations	—	602,594	—	602,594
U.S. Government Agency Securities	—	3,920	—	3,920
Mortgage-Backed Securities(a)	—	908,632	—	908,632
Corporate Bonds(a)	—	1,168,645	—	1,168,645
Municipal Notes	—	40,263	—	40,263
Asset-Backed Securities	—	398,245	5,095	403,340
Foreign Government Securities(a)	—	162,110	—	162,110
Developed Markets Ex- U.S.(a)	—	56,150	—	56,150
Exchange-Traded Funds	27,600	—	—	27,600
Short-Term Investments	—	17,930	—	17,930
Total Investments	$27,600	$3,564,502	$13,274	$3,605,376

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)		Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities: (000's omitted)
Loan Assignments(c)
Automotive	$—	$—		$—		$1	$128	$—	$—	$—	$129	$1
Building & Development	323	0	(d)	—		(5)	—	—	—	—	318	(5)
Business Equipment & Services	216	—		—		(4)	1,190	—		(216)	1,186	(4)
Containers & Glass Products	445	—		(1)		(6)	—	(69)	—	—	369	(6)
Financial Intermediaries	503	—		(0	)(d)	(4)	1,183	(498)	—	—	1,184	1
Food Products	—	0	(d)	—		2	209	—	—	—	211	2
Health Care	1,203	—		—		—	—	—	—	(1,203)	—	—
Industrial Equipment	1,474	—		(2)		(2)	—	(489)	—	(981)	—	—
Leisure Goods— Activities— Movies	1,371	0	(d)	(0	)(d)	(3)	1,489	(2)	—	(1,039)	1,816	(4)
Lodging & Casinos	—	0	(d)	—		5	97	(13)	742	—	831	5
Oil & Gas	—	0	(d)	(0	)(d)	(5)	1,089	(1)	—	—	1,083	(5)
Retailers (except food & drug)	—	0	(d)	0	(d)	(7)	274	(145)	369	—	491	(7)
Steel	1,567	1		(0	)(d)	(5)	—	(579)	—	(704)	280	(1)
Surface Transport	—	—		(0	)(d)	2	280	(1)	—	—	281	2
Asset-Backed Securities(c)	—	—		—		—	5,095	—	—	—	5,095	—
Total	$7,102	$1		$(3)		$(31)	$11,034	$(1,797)	$1,111	$(4,143)	$13,274	$(21)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  Amount less than one thousand.

As of the six months ended April 30, 2018, certain securities were transferred from one level (as of October 31, 2017) to another. Based on beginning of period market values as of November 1, 2017, approximately $3,439,000 was transferred from Level 3 to Level 2. Also, approximately $1,111,000 was transferred from Level 2 to Level 3. Transfers of loan assignments and asset-backed securities into or out of Level 3 were primarily due to the pricing methodology using a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the six months ended April 30, 2018, the Fund had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$546	$—	$—	$546
Liabilities	(6,266)	—	—	(6,266)
Forward Contracts(a)
Assets	—	3,416	—	3,416
Liabilities	—	(21)	—	(21)
Swaps	—	—	—	—
Assets	—	1,390	—	1,390
Total	$(5,720)	$4,785	$—	$(935)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited)
April 30, 2018

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	U.S. Treasury Obligations 16.4%
	$1,550	U.S. Treasury Bill, 0.11%, due 5/24/18	$1,548	(b)(c)
		U.S. Treasury Inflation-Indexed Bonds(d)
	4,482	0.38%, due 7/15/23	4,434
	1,530	0.25%, due 1/15/25	1,482
	5,017	2.00%, due 1/15/26	5,497
	2,173	3.88%, due 4/15/29	2,865
		Total U.S. Treasury Obligations (Cost $16,038)	15,826
	Mortgage-Backed Securities 8.7%
	Collateralized Mortgage Obligations 7.0%
		Fannie Mae Connecticut Avenue Securities
	575	Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 5.55%, due 9/25/29	630	(e)
	635	Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 4.90%, due 10/25/29	675	(e)
	631	Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 4.75%, due 11/25/29	661	(e)
	715	Ser. 2017-C05, Class 1M2, (1 month USD LIBOR + 2.20%), 4.10%, due 1/25/30	727	(e)
	620	Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 4.55%, due 2/25/30	643	(e)
	640	Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 4.70%, due 2/25/30	666	(e)
	630	Ser. 2017-C07, Class 2M2, (1 month USD LIBOR + 2.50%), 4.40%, due 5/25/30	647	(e)
		Freddie Mac Structured Agency Credit Risk Debt Notes
	600	Ser. 2017-DNA2, Class M2, (1 month USD LIBOR + 3.45%), 5.35%, due 10/25/29	657	(e)
	600	Ser. 2017-HQA2, Class M2, (1 month USD LIBOR + 2.65%), 4.55%, due 12/25/29	622	(e)
	520	Ser. 2018-HQA1, Class M2, (1 month USD LIBOR + 2.30%), 4.20%, due 9/25/30	528	(e)
	321	RAAC, Ser. 2004-SP3, Class MII1, (1 month USD LIBOR + 0.65%), 2.55%, due 9/25/34	318	(e)
			6,774
	Commercial Mortgage-Backed 0.2%
	965	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.54%, due 2/10/48	69	(f)(g)
		Commercial Mortgage Trust
	823	Ser. 2014-CR16, Class XA, 1.32%, due 4/10/47	34	(f)(g)
	944	Ser. 2014-LC15, Class XA, 1.47%, due 4/10/47	43	(f)(g)
	829	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.31%, due 6/15/47	36	(f)(g)
	1,110	WF-RBS Commercial Mortgage Trust, Ser. 2014-LC14, Class XA, 1.46%, due 3/15/47	51	(f)(g)
			233
	Fannie Mae 1.0%
	935	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	952	(h)
	Freddie Mac 0.5%
	470	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	479	(h)
		Total Mortgage-Backed Securities (Cost $8,321)	8,438
	Corporate Bonds 38.9%
	Agriculture 0.4%
GBP	265	BAT Capital Corp., 2.13%, due 8/15/25	355	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Airlines 0.2%
	$185	American Airlines, Inc., 4.38%, due 10/1/22	$184
Apparel 0.7%
EUR	200	Hanesbrands Finance Luxembourg SCA, 3.50%, due 6/15/24	254	(i)
EUR	200	Levi Strauss & Co., 3.38%, due 3/15/27	247
EUR	100	PVH Corp., 3.63%, due 7/15/24	131	(i)
			632
Auto Manufacturers 0.8%
EUR	225	Volkswagen Bank GmbH, 1.25%, due 12/15/25	269	(i)
EUR	400	Volkswagen Int'l Finance NV, (7 year EUR Swap + 2.20%), 2.50%, due 12/29/49	494	(e)(i)
			763
Auto Parts & Equipment 0.7%
EUR	100	Grupo-Antolin Irausa SA, 3.25%, due 4/30/24	124	(i)
EUR	150	LKQ Italia Bondco SpA, 3.88%, due 4/1/24	191	(i)
EUR	300	Schaeffler Finance BV, 3.50%, due 5/15/22	366	(i)
			681
Banks 4.8%
EUR	190	Barclays Bank PLC, (3 month EURIBOR + 0.71%), 4.75%, due 3/29/49	234	(e)(i)
		Barclays PLC
GBP	100	3.25%, due 2/12/27	137	(i)
	$500	4.34%, due 1/10/28	488
GBP	200	CYBG PLC, (6 month GBP LIBOR + 2.29%), 3.13%, due 6/22/25	274	(e)(i)
GBP	400	Deutsche Bank AG, 1.88%, due 2/28/20	549	(i)
	$715	HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 11/22/66	706	(e)
EUR	750	Lloyds Banking Group PLC, 1.00%, due 11/9/23	905	(i)
	$400	Morgan Stanley, Ser. H, (3 month USD LIBOR + 3.61%), 5.45%, due 12/31/49	406	(e)
		Royal Bank of Scotland Group PLC
EUR	100	(3 month EURIBOR + 2.04%), 2.00%, due 3/8/23	126	(e)(i)
EUR	500	(5 year EUR Swap + 2.65%), 3.63%, due 3/25/24	619	(e)(i)
	$200	TC Ziraat Bankasi AS, 5.13%, due 5/3/22	195	(i)
			4,639
Building Materials 0.5%
EUR	100	CEMEX Finance LLC, 4.63%, due 6/15/24	129	(i)
EUR	100	Cemex SAB de CV, 4.38%, due 3/5/23	126	(i)
EUR	190	Wienerberger AG, (5 year EUR Swap + 5.95%), 5.00%, due 12/29/49	248	(e)
			503
Chemicals 0.9%
EUR	120	Axalta Coating Systems Dutch Holding B BV, 3.75%, due 1/15/25	153	(i)
EUR	100	Axalta Coating Systems LLC, 4.25%, due 8/15/24	128	(i)
EUR	250	Ineos Group Holdings SA, 5.38%, due 8/1/24	319	(i)
EUR	200	Solvay Finance SA, (5 year EUR Swap + 5.22%), 5.87%, due 12/29/49	285	(e)(i)
			885

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Commercial Services 1.0%
EUR	100	Avis Budget Finance PLC, 4.50%, due 5/15/25	$123	(i)
EUR	190	Europcar Groupe SA, 4.13%, due 11/15/24	228	(i)
EUR	200	Hertz Holdings Netherlands BV, 4.13%, due 10/15/21	246	(i)
EUR	100	La Financiere Atalian SAS, 4.00%, due 5/15/24	117	(i)
EUR	200	Loxam SAS, 6.00%, due 4/15/25	262	(i)
			976
Computers 1.0%
	$620	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, due 6/15/26	657	(j)
	290	HP Enterprise Co., 4.90%, due 10/15/25	298
			955
Distribution - Wholesale 0.1%
EUR	100	Rexel SA, 2.63%, due 6/15/24	122	(i)
Electric 2.5%
GBP	200	Drax Finco PLC, 4.25%, due 5/1/22	278	(i)
EUR	100	EnBW Energie Baden-Wuerttemberg AG, (5 year EUR Swap + 2.34%), 3.63%, due 4/2/76	129	(e)(i)
	$200	Eskom Holdings SOC Ltd., 7.13%, due 2/11/25	204	(i)
GBP	200	Iberdrola Finanzas SA, 7.38%, due 1/29/24	353
GBP	340	innogy Finance BV, 5.63%, due 12/6/23	555	(i)
GBP	417	NGG Finance PLC, (12 year GBP Swap + 3.48%), 5.63%, due 6/18/73	639	(e)(i)
GBP	155	NWEN Finance PLC, 5.88%, due 6/21/21	233	(i)
			2,391
Electrical Components & Equipment 0.4%
EUR	300	Belden, Inc., 3.38%, due 7/15/27	351	(i)
Engineering & Construction 0.1%
EUR	100	SPIE SA, 3.13%, due 3/22/24	122	(i)
Entertainment 1.0%
GBP	100	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/24	140
EUR	100	Codere Finance 2 Luxembourg SA, 6.75%, due 11/1/21	126	(i)
EUR	200	Scientific Games Int'l, Inc., 3.38%, due 2/15/26	234	(i)
GBP	160	William Hill PLC, 4.88%, due 9/7/23	231	(i)
EUR	200	WMG Acquisition Corp., 4.13%, due 11/1/24	254	(i)
			985
Food 1.1%
EUR	200	Casino Guichard Perrachon SA, 4.50%, due 3/7/24	255	(i)
	$200	JBS Investments GmbH, 7.75%, due 10/28/20	203	(i)
EUR	115	Nomad Foods Bondco PLC, 3.25%, due 5/15/24	140	(i)
GBP	315	Tesco PLC, 5.50%, due 1/13/33	513
			1,111

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Food Service 0.3%
EUR	200	Aramark Int'l Finance Sarl, 3.13%, due 4/1/25	$248	(i)
Forest Products & Paper 0.2%
EUR	155	Smurfit Kappa Acquisitions, 2.75%, due 2/1/25	196	(i)
Gas 0.5%
		Centrica PLC
GBP	200	6.40%, due 9/4/26	352
GBP	100	4.38%, due 3/13/29	157	(i)
			509
Healthcare - Services 0.1%
GBP	100	Voyage Care BondCo PLC, 5.88%, due 5/1/23	138	(i)
Holding Companies - Diversified 0.2%
GBP	100	Co-operative Group Holdings 2011 Ltd., 7.50%, due 7/8/26	167	(i)(k)
Home Builders 0.2%
GBP	145	Miller Homes Group Holdings PLC, 5.50%, due 10/15/24	200	(i)
Household Products - Wares 0.3%
EUR	200	Spectrum Brands, Inc., 4.00%, due 10/1/26	243	(i)
Insurance 0.5%
GBP	325	Phoenix Group Holdings, 5.75%, due 7/7/21	498	(i)
Internet 0.4%
EUR	100	Netflix, Inc., 3.63%, due 5/15/27	120	(i)
EUR	200	United Group BV, 4.88%, due 7/1/24	249	(i)
			369
Iron - Steel 0.6%
	$100	CSN Resources SA, 6.50%, due 7/21/20	97	(i)
	435	Vale Overseas Ltd., 6.25%, due 8/10/26	480
			577
Machinery - Construction & Mining 0.4%
EUR	300	Orano SA, 3.13%, due 3/20/23	372	(i)
Media 3.0%
EUR	115	Altice Finco SA, 4.75%, due 1/15/28	123	(i)
EUR	300	Altice Luxembourg SA, 6.25%, due 2/15/25	350	(i)
	$585	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 3/15/28	551
		Discovery Communications LLC
EUR	215	1.90%, due 3/19/27	255
	$245	3.95%, due 3/20/28	232

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
EUR	300	Numericable-SFR SA, 5.63%, due 5/15/24	$374	(i)
EUR	220	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, due 1/15/29	302	(i)
EUR	200	UPCB Finance IV Ltd., 4.00%, due 1/15/27	250	(i)
		Virgin Media Secured Finance PLC
GBP	100	5.13%, due 1/15/25	141	(i)
GBP	100	4.88%, due 1/15/27	135	(i)
GBP	100	6.25%, due 3/28/29	145	(i)
			2,858
Mining 0.2%
EUR	190	Constellium NV, 4.25%, due 2/15/26	232	(i)
Miscellaneous Manufacturers 1.6%
EUR	200	Colfax Corp., 3.25%, due 5/15/25	246	(i)
	$1,270	General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 12/29/49	1,257	(e)
			1,503
Multi-National 0.2%
	200	Banque Ouest Africaine de Developpement, 5.50%, due 5/6/21	205	(i)
Oil & Gas 1.9%
	255	Hess Corp., 4.30%, due 4/1/27	248
	300	KazMunayGas National Co. JSC, 7.00%, due 5/5/20	320	(i)
		Petrobras Global Finance BV
EUR	200	5.88%, due 3/7/22	278
GBP	150	6.25%, due 12/14/26	223
	$50	7.38%, due 1/17/27	54
		Petroleos de Venezuela SA
	22	6.00%, due 5/16/24	5	(i)(l)
	251	6.00%, due 11/15/26	64	(i)(l)
	362	5.38%, due 4/12/27	95	(i)(l)
		Petroleos Mexicanos
	100	5.35%, due 2/12/28	95	(j)
	200	6.50%, due 6/2/41	192
EUR	170	Repsol International Finance BV, (10 year EUR Swap + 4.20%), 4.50%, due 3/25/75	225	(e)(i)
			1,799
Packaging & Containers 1.5%
EUR	150	ARD Finance SA, 6.63% Cash/17.38% PIK, due 9/15/23	190	(m)
EUR	200	Ardagh Packaging Finance PLC, 6.75%, due 5/15/24	263	(i)
EUR	285	Crown European Holdings SA, 3.38%, due 5/15/25	355	(i)
EUR	200	Horizon Holdings I SAS, 7.25%, due 8/1/23	253	(i)
EUR	110	SIG Combibloc Holdings SCA, 7.75%, due 2/15/23	138	(i)
EUR	200	Silgan Holdings, Inc., 3.25%, due 3/15/25	247
			1,446
Pharmaceuticals 1.5%
EUR	165	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/24	209	(i)
	$490	CVS Health Corp., 4.30%, due 3/25/28	483
EUR	100	Grifols SA, 3.20%, due 5/1/25	122	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
EUR	200	Nidda Healthcare Holding GmbH, 3.50%, due 9/30/24	$238	(i)
		Teva Pharmaceutical Finance Netherlands II BV
EUR	165	0.38%, due 7/25/20	193	(i)
EUR	100	1.88%, due 3/31/27	99	(i)
EUR	110	Valeant Pharmaceuticals International, Inc., 4.50%, due 5/15/23	121	(i)
			1,465
Pipelines 1.2%
	$200	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/47	188	(j)
	735	Energy Transfer Partners L.P., Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 12/31/99	695	(e)
	280	Southern Gas Corridor CJSC, 6.88%, due 3/24/26	306	(i)
			1,189
Real Estate 0.2%
EUR	200	Summit Germany Ltd., 2.00%, due 1/31/25	234	(i)
Real Estate Investment Trusts 1.2%
	$305	EPR Properties, 4.50%, due 4/1/25	299
EUR	290	Equinix, Inc., 2.88%, due 10/1/25	340
EUR	200	Iron Mountain, Inc., 3.00%, due 1/15/25	239	(i)
EUR	205	MPT Operating Partnership LP/MPT Finance Corp., 3.33%, due 3/24/25	253
			1,131
Retail 1.5%
EUR	190	Dufry One BV, 2.50%, due 10/15/24	233	(i)
GBP	155	EI Group PLC, 6.00%, due 10/6/23	232	(i)
GBP	550	Next PLC, 4.38%, due 10/2/26	815	(i)
GBP	100	Stonegate Pub Co. Financing PLC, 4.88%, due 3/15/22	136	(i)
			1,416
Semiconductors 0.7%
	$740	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	706
Software 0.3%
EUR	200	Quintiles IMS, Inc., 3.25%, due 3/15/25	245	(i)
Telecommunications 3.6%
	$235	AT&T, Inc., 4.25%, due 3/1/27	233
EUR	200	Cellnex Telecom SA, 2.88%, due 4/18/25	248	(i)
	$200	GTH Finance BV, 6.25%, due 4/26/20	203	(i)
GBP	200	Koninklijke KPN NV, (5 year GBP Swap + 5.51%), 6.88%, due 3/14/73	297	(e)(i)
EUR	100	Matterhorn Telecom Holding SA, 4.88%, due 5/1/23	123	(i)
EUR	100	Matterhorn Telecom SA, 3.88%, due 5/1/22	122	(i)
EUR	35	Olivetti Finance SA, Ser. 14, 7.75%, due 1/24/33	63
EUR	200	SoftBank Group Corp., 4.00%, due 7/30/22	253	(i)
GBP	200	TalkTalk Telecom Group PLC, 5.38%, due 1/15/22	278	(i)
		Telecom Italia SpA
EUR	50	5.25%, due 2/10/22	70	(i)
EUR	450	3.63%, due 1/19/24	603	(i)
EUR	200	3.00%, due 9/30/25	257	(i)
See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
EUR	200	Telefonica Europe BV, (10 year EUR Swap + 4.30%), 5.88%, due 3/31/49	$277	(e)(i)
		Verizon Communications, Inc.
EUR	100	1.38%, due 11/2/28	116
EUR	100	1.88%, due 10/26/29	120
EUR	215	Wind Tre SpA, 3.13%, due 1/20/25	229	(i)
			3,492
Water 0.4%
GBP	150	Anglian Water Osprey Financing PLC, 5.00%, due 4/30/23	211	(i)
GBP	150	Thames Water Utilities Cayman Finance Ltd., 1.88%, due 1/24/24	201	(i)
			412
		Total Corporate Bonds (Cost $36,718)	37,505
Asset-Backed Securities 10.6%
	$330	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, (1 month USD LIBOR + 0.78%), 2.68%, due 10/25/35	324	(e)
	131	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, (1 month USD LIBOR + 0.28%), 2.18%, due 4/25/36	127	(e)
	250	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3 month USD LIBOR + 6.10%), 7.63%, due 10/15/30	251	(e)(j)
	150	Argent Securities, Inc., Ser. 2005-W2, Class M1, (1 month USD LIBOR + 0.49%), 2.39%, due 10/25/35	150	(e)
	300	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.46%), 8.82%, due 10/20/29	302	(e)(j)
		Bear Stearns Asset Backed Securities Trust
	229	Ser. 2004-SD3, Class M2, (1 month USD LIBOR + 1.88%), 3.77%, due 9/25/34	233	(e)
	483	Ser. 2005-SD2, Class 1M2, (1 month USD LIBOR + 1.00%), 2.90%, due 3/25/35	479	(e)
	250	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3 month USD LIBOR + 6.41%), 8.76%, due 10/15/30	252	(e)(j)
	325	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1 month USD LIBOR + 0.24%), 2.14%, due 5/25/36	321	(e)
	500	Dewolf Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.20%), 8.55%, due 10/15/30	504	(e)(j)
	250	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3 month USD LIBOR + 6.20%), 8.56%, due 10/19/29	252	(e)(j)
	240	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2C, (1 month USD LIBOR + 1.10%), 3.00%, due 5/25/37	239	(e)(j)
	285	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, (1 month USD LIBOR + 0.98%), 2.87%, due 4/25/35	283	(e)
	300	Flatiron CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.00%), 7.84%, due 5/15/30	302	(e)(j)
	250	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.40%), 8.75%, due 10/15/30	253	(e)(j)
	192	GSAA Home Equity Trust, Ser. 2005-10, Class M4, (1 month USD LIBOR + 0.65%), 2.55%, due 6/25/35	190	(e)
	250	Milos CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.30%), 8.66%, due 10/20/30	251	(e)(j)
	330	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, (1 month USD LIBOR + 0.37%), 2.27%, due 3/25/36	327	(e)
	62	Park Place Securities, Inc., Ser. 2004-WHQ1, Class M4, (1 month USD LIBOR + 1.73%), 3.62%, due 9/25/34	62	(e)
	121	Popular Mortgage Pass-Through Trust, Ser. 2005-5, Class MV1, (1 month USD LIBOR + 0.44%), 2.34%, due 11/25/35	120	(e)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Renaissance Home Equity Loan Trust
	$1,151	Ser. 2005-1, Class AV3, (1 month USD LIBOR + 0.33%), 2.23%, due 5/25/35	$1,092	(e)
	207	Ser. 2005-2, Class AV3, (1 month USD LIBOR + 0.37%), 2.27%, due 8/25/35	197	(e)
		Residential Asset Mortgage Products, Inc.
	650	Ser. 2006-EFC4, Class M4, (1 month USD LIBOR + 0.59%), 2.49%, due 9/25/35	646	(e)
	1,710	Ser. 2005-RZ4, Class M3, (1 month USD LIBOR + 0.52%), 2.42%, due 11/25/35	1,687	(e)
	129	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1 month USD LIBOR + 0.98%), 2.87%, due 7/25/34	126	(e)
	130	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, (1 month USD LIBOR + 0.47%), 2.37%, due 11/25/35	129	(e)
		Structured Asset Securities Corp.
	185	Ser. 2005-WF4, Class M4, (1 month USD LIBOR + 0.87%), 2.77%, due 11/25/35	186	(e)
	64	Ser. 2006-AM1, Class A4, (1 month USD LIBOR + 0.16%), 2.06%, due 4/25/36	64	(e)
	580	Trafigura Securitisation Finance PLC, Ser. 2017-1A, Class B, (1 month USD LIBOR + 1.70%), 3.60%, due 12/15/20	582	(e)(j)
	250	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 6.68%), 8.43%, due 7/25/29	253	(e)(j)
		Total Asset-Backed Securities (Cost $9,177)	10,184
Foreign Government Securities 16.6%
		Argentine Republic Government International Bond
EUR	138	7.82%, due 12/31/33	183
EUR	780	2.26%, due 12/31/38	645	(k)
	$80	Belize Government International Bond, 4.94%, due 2/20/34	47	(i)(k)
BRL	4,000	Brazil Letras do Tesouro Nacional, 0.00%, due 7/1/21	888
	$270	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	269	(i)
	60	Brazilian Government International Bond, 7.13%, due 1/20/37	68
		Bundesrepublik Deutschland
EUR	270	0.25%, due 2/15/27	321	(i)
EUR	30	5.50%, due 1/4/31	57	(i)
	$200	Colombia Government International Bond, 5.00%, due 6/15/45	198
	200	Costa Rica Government International Bond, 7.16%, due 3/12/45	203	(i)
		Croatia Government International Bond
EUR	220	3.00%, due 3/20/27	278	(i)
EUR	100	2.75%, due 1/27/30	121	(i)
		Egypt Government International Bond
EUR	100	4.75%, due 4/16/26	120	(i)
	$200	7.90%, due 2/21/48	203	(i)
	116	El Salvador Government International Bond, 6.38%, due 1/18/27	115	(i)
	200	Ghana Government International Bond, 10.75%, due 10/14/30	259	(i)
	200	Hungary Government International Bond, 5.38%, due 2/21/23	214
		Indonesia Government International Bond
EUR	150	3.75%, due 6/14/28	207	(i)
	$200	5.13%, due 1/15/45	203	(i)
EUR	1,240	Italy Buoni Poliennali Del Tesoro, 2.95%, due 9/1/38	1,588	(i)
	$284	Ivory Coast Government International Bond, 5.75%, due 12/31/32	270	(i)(k)
JPY	271,982	Japanese Government CPI Linked Bond, 0.10%, due 3/10/27	2,637	(d)
		Lebanon Government International Bond
	$14	6.85%, due 3/23/27	13	(i)
	44	6.65%, due 2/26/30	38	(i)
MXN	15,700	Mexican Bonos, 10.00%, due 12/5/24	955
	$250	Mexico Government International Bond, 5.75%, due 10/12/10	246
EUR	100	Montenegro Government International Bond, 3.38%, due 4/21/25	120	(i)
		Nigeria Government International Bond
	$200	7.14%, due 2/23/30	205	(i)
	270	7.88%, due 2/16/32	291	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$200	Oman Government International Bond, 6.75%, due 1/17/48	$188	(i)
	200	Paraguay Government International Bond, 6.10%, due 8/11/44	217	(i)
EUR	150	Peruvian Government International Bond, 3.75%, due 3/1/30	217
ZAR	11,500	Republic of South Africa Government Bond, 9.00%, due 1/31/40	919
	$200	Republic of South Africa Government International Bond, 4.85%, due 9/27/27	194
		Romanian Government International Bond
EUR	30	2.50%, due 2/8/30	36	(i)
EUR	60	3.88%, due 10/29/35	77	(i)
RUB	51,000	Russian Federal Bond - OFZ, 7.70%, due 3/23/33	831
	$200	Russian Foreign Bond - Eurobond, 4.25%, due 6/23/27	195	(i)
	200	Saudi Government International Bond, 4.50%, due 4/17/30	197	(i)
EUR	675	Spain Government Bond, 2.90%, due 10/31/46	921	(i)
	$200	Sri Lanka Government International Bond, 6.20%, due 5/11/27	193	(i)
		Turkey Government International Bond
	200	5.63%, due 3/30/21	206
	200	4.88%, due 10/9/26	187
	200	6.13%, due 10/24/28	199
		Ukraine Government International Bond
	200	7.75%, due 9/1/25	198	(i)
	100	0.00%, due 5/31/40	68	(i)(q)
	49	Venezuela Government International Bond, 8.25%, due 10/13/24	14	(i)(l)
		Total Foreign Government Securities (Cost $16,017)	16,019
NUMBER OF SHARES
Exchange-Traded Funds 4.4%
	228,334	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $4,392)	4,277	(n)
Short-Term Investments 3.3%
Investment Companies 3.3%
	3,229,000	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(o) (Cost $3,229)	3,229	(n)
		Total Investments 98.9% (Cost $93,892)	95,478
		Other Assets Less Liabilities 1.1%	1,036	(p)
		Net Assets 100.0%	$96,514

(a)  Principal amount is stated in the currency in which the security is denominated.

  BRL = Brazilian Real

  EUR = Euro

  GBP = Pound Sterling

  JPY = Japanese Yen

  MXN = Mexican Peso

  RUB = Russian Ruble

  ZAR = South African Rand

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  EURIBOR = Euro Interbank Offered Rate

  ICE = Intercontinental Exchange

  LIBOR = London Interbank Offered Rate

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2018.

(h)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2018 amounted to approximately $1,431,000, which represents 1.4% of net assets of the Fund.

(i)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2018 amounted to approximately $32,347,000, which represents 33.5% of net assets of the Fund.

(j)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $4,381,000, which represents 4.5% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(k)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2018.

(l)  Defaulted security.

(m)  Payment-in-kind (PIK) security.

(n)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $7,506,000.

(o)  Rate represents 7-day effective yield as of April 30, 2018.

(p)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

(q)  Currently a zero coupon security; will convert to variable in 2021 where it will be linked to the IMF Ukraine GDP Index.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	74	Euro-Bund	$14,185,383	$156,165
6/2018	354	Euro, 90 Day	86,402,550	(92,925)
6/2018	22	U.S. Treasury Ultra Long Bond	3,456,750	82,899
6/2018	211	U.S. Treasury Note, 5 Year	23,950,149	(90,414)
6/2019	278	Pound Sterling, 90 Day	47,318,844	38,503
Total Long Positions			$175,313,676	$94,228

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	81	Euro-Bobl	$(12,813,840)	$(65,534)
6/2018	66	Euro-Bund	(12,651,828)	(140,056)
6/2018	19	Euro-Buxl Bond, 30 Year	(3,752,326)	(68,832)
6/2018	57	Euro-OAT	(10,587,232)	(144,575)
6/2018	24	Mini JGB, 10 Year	(3,308,452)	1,319
6/2018	278	Pound Sterling, 90 Day	(47,481,501)	(28,688)
6/2018	84	U.S. Treasury Note, Ultra 10 Year	(10,742,813)	(30,033)
6/2018	25	U.S. Treasury Long Bond	(3,596,094)	(18,188)
6/2018	293	U.S. Treasury Note, 10 Year	(35,050,125)	64,333
6/2018	42	U.S. Treasury Ultra Long Bond	(6,599,250)	(83,542)
6/2018	33	U.K. Long Gilt Bond	(5,554,404)	(66,865)
6/2018	31	U.S. Treasury Note, 2 Year	(6,573,453)	14,333
6/2019	354	Euro, 90 Day	(85,977,750)	97,350
Total Short Positions			$(244,689,068)	$(468,978)
				$(374,750)

At April 30, 2018, the Fund had $371,745 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $1,443,525 to cover collateral requirements on open futures.

For the six months ended April 30, 2018, the average notional value of futures for the Fund was $154,013,207 for long positions and $(233,025,777) for short positions.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Forward foreign currency contracts ("forward contracts")

At April 30, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,051,939	USD	1,382,693	AUD	Citibank, N.A.	7/24/2018	$10,595
1,946,750	USD	2,573,211	AUD	Royal Bank of Canada	7/24/2018	8,794
83,781	USD	107,578	AUD	Royal Bank of Canada	7/24/2018	2,761
77,622	USD	99,640	AUD	Societe Generale	7/24/2018	2,581
748,201	USD	962,118	AUD	Standard Chartered Bank	7/24/2018	23,603
5,681,065	USD	7,302,422	AUD	State Street Bank and Trust Company	7/24/2018	181,409
5,487,616	USD	6,920,487	CAD	Goldman Sachs International	7/24/2018	87,197
158,055	USD	199,653	CAD	Goldman Sachs International	7/24/2018	2,256
3,553,029	USD	4,482,910	CAD	JPMorgan Chase Bank N.A.	7/24/2018	54,780
843,965	USD	1,057,915	CAD	JPMorgan Chase Bank N.A.	7/24/2018	18,418
11,428,175	USD	14,420,105	CAD	Royal Bank of Canada	7/24/2018	175,412
36,357	USD	45,677	CAD	Societe Generale	7/24/2018	713
4,825,679	USD	6,088,719	CAD	State Street Bank and Trust Company	7/24/2018	74,333
2,173,578	USD	2,085,472	CHF	Goldman Sachs International	7/24/2018	53,839
133,839	USD	129,245	CHF	Goldman Sachs International	7/24/2018	2,470
106,197	USD	102,963	CHF	Goldman Sachs International	7/24/2018	1,542
1,605,998	USD	1,540,843	CHF	JPMorgan Chase Bank N.A.	7/24/2018	39,838
2,879,193	USD	2,760,513	CHF	Royal Bank of Canada	7/24/2018	73,322
8,675,000	USD	8,312,255	CHF	Societe Generale	7/24/2018	226,166
56,881	USD	54,520	CHF	Standard Chartered Bank	7/24/2018	1,466
50,527	USD	1,027,186	CZK	State Street Bank and Trust Company	7/24/2018	1,834
4,302,031	USD	3,448,743	EUR	Citibank, N.A.	7/24/2018	110,741
77,095	USD	61,794	EUR	Citibank, N.A.	7/24/2018	1,996
4,427,351	USD	3,551,202	EUR	Goldman Sachs International	7/24/2018	111,542
2,895,317	USD	2,322,349	EUR	Goldman Sachs International	7/24/2018	72,944
370,321	USD	297,801	EUR	JPMorgan Chase Bank N.A.	7/24/2018	8,401
130,065	USD	104,354	EUR	JPMorgan Chase Bank N.A.	7/24/2018	3,242
5,479,176	USD	4,393,569	EUR	Royal Bank of Canada	7/24/2018	139,630
2,951,565	USD	2,366,762	EUR	Royal Bank of Canada	7/24/2018	75,217
709,304	USD	568,767	EUR	Royal Bank of Canada	7/24/2018	18,076
1,944,333	USD	1,593,097	EUR	Royal Bank of Canada	7/24/2018	8,228
155,793	USD	124,925	EUR	Royal Bank of Canada	7/24/2018	3,970
123,339	USD	101,058	EUR	Royal Bank of Canada	7/24/2018	522
3,094,340	USD	2,478,623	EUR	Societe Generale	7/24/2018	82,046
569,794	USD	456,415	EUR	Societe Generale	7/24/2018	15,108
13,911,969	USD	11,154,338	EUR	State Street Bank and Trust Company	7/24/2018	355,997
11,624,640	USD	9,320,403	EUR	State Street Bank and Trust Company	7/24/2018	297,466
1,878,794	USD	1,507,026	EUR	State Street Bank and Trust Company	7/24/2018	47,291
513,034	USD	411,019	EUR	State Street Bank and Trust Company	7/24/2018	13,519
566,622	USD	457,414	EUR	State Street Bank and Trust Company	7/24/2018	10,722
2,095,369	USD	1,467,458	GBP	Citibank, N.A.	7/24/2018	66,923
780,805	USD	546,505	GBP	Citibank, N.A.	7/24/2018	25,379
2,101,704	USD	1,472,002	GBP	Goldman Sachs International	7/24/2018	66,977

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,798,521	USD	1,259,657	GBP	Goldman Sachs International	7/24/2018	$57,315
182,573	USD	127,049	GBP	JPMorgan Chase Bank N.A.	7/24/2018	6,956
3,726,931	USD	2,608,520	GBP	Royal Bank of Canada	7/24/2018	121,212
894,165	USD	625,836	GBP	Royal Bank of Canada	7/24/2018	29,081
78,578	USD	56,171	GBP	Royal Bank of Canada	7/24/2018	934
797,282	USD	557,770	GBP	Societe Generale	7/24/2018	26,285
585,676	USD	409,733	GBP	Societe Generale	7/24/2018	19,309
1,150,773	USD	805,649	GBP	Standard Chartered Bank	7/24/2018	37,136
6,127,780	USD	4,294,341	GBP	State Street Bank and Trust Company	7/24/2018	191,776
1,053,730	USD	738,453	GBP	State Street Bank and Trust Company	7/24/2018	32,978
555,510	USD	389,301	GBP	State Street Bank and Trust Company	7/24/2018	17,385
498,399	USD	348,470	GBP	State Street Bank and Trust Company	7/24/2018	16,714
1,944,511	USD	207,074,813	JPY	Citibank, N.A.	7/24/2018	39,336
1,220,788	USD	132,061,643	JPY	Citibank, N.A.	7/24/2018	5,765
73,492	USD	7,826,313	JPY	Citibank, N.A.	7/24/2018	1,487
327,856	USD	34,938,502	JPY	Goldman Sachs International	7/24/2018	6,407
140,602	USD	15,036,123	JPY	Goldman Sachs International	7/24/2018	2,264
2,687,133	USD	286,363,438	JPY	Royal Bank of Canada	7/24/2018	52,469
2,589,232	USD	275,597,827	JPY	Societe Generale	7/24/2018	53,616
141,309	USD	15,048,311	JPY	Standard Chartered Bank	7/24/2018	2,859
2,475,025	USD	263,762,188	JPY	State Street Bank and Trust Company	7/24/2018	48,303
1,802,086	USD	192,047,414	JPY	State Street Bank and Trust Company	7/24/2018	35,169
356,576	USD	38,071,622	JPY	State Street Bank and Trust Company	7/24/2018	6,301
2,797,454	USD	2,971,734,992	KRW	Goldman Sachs International	7/24/2018	15,758
511,151	USD	542,995,779	KRW	Goldman Sachs International	7/24/2018	2,879
179,060	USD	190,106,833	KRW	Royal Bank of Canada	7/24/2018	1,110
67,978	USD	72,171,930	KRW	Royal Bank of Canada	7/24/2018	421
1,289,224	MXN	67,577	USD	Royal Bank of Canada	7/24/2018	481
968,685	USD	17,733,671	MXN	Goldman Sachs International	7/24/2018	32,522
220,979	USD	4,045,461	MXN	Goldman Sachs International	7/24/2018	7,419
220,925	USD	4,036,479	MXN	Societe Generale	7/24/2018	7,838
819,127	USD	14,993,183	MXN	State Street Bank and Trust Company	7/24/2018	27,635
725,929	USD	13,287,303	MXN	State Street Bank and Trust Company	7/24/2018	24,491
652,228	USD	5,124,928	NOK	Citibank, N.A.	7/24/2018	11,436
2,206,906	USD	17,053,647	NOK	Goldman Sachs International	7/24/2018	74,616
160,131	USD	1,237,828	NOK	JPMorgan Chase Bank N.A.	7/24/2018	5,360
4,752,239	USD	36,764,035	NOK	State Street Bank and Trust Company	7/24/2018	155,474
595,633	USD	812,385	NZD	Citibank, N.A.	7/24/2018	24,080
27,909	USD	38,088	NZD	Goldman Sachs International	7/24/2018	1,113
5,660,676	USD	7,725,143	NZD	JPMorgan Chase Bank N.A.	7/24/2018	225,664
1,439,659	USD	1,964,680	NZD	Royal Bank of Canada	7/24/2018	57,411
1,931,648	USD	2,731,039	NZD	Royal Bank of Canada	7/24/2018	10,229
115,911	USD	158,182	NZD	Royal Bank of Canada	7/24/2018	4,622
5,567,436	USD	7,587,999	NZD	Societe Generale	7/24/2018	228,912
98,152	USD	133,774	NZD	Societe Generale	7/24/2018	4,036
1,270,759	USD	1,734,483	NZD	Standard Chartered Bank	7/24/2018	50,466

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,867,568	USD	2,550,957	NZD	State Street Bank and Trust Company	7/24/2018	$72,847
369,593	USD	506,326	NZD	State Street Bank and Trust Company	7/24/2018	13,368
123,129	USD	168,185	NZD	State Street Bank and Trust Company	7/24/2018	4,803
1,935,435	USD	16,106,500	SEK	Citibank, N.A.	7/24/2018	84,191
378,786	USD	3,155,612	SEK	Goldman Sachs International	7/24/2018	16,087
56,741	USD	472,703	SEK	Goldman Sachs International	7/24/2018	2,410
143,821	USD	1,201,508	SEK	JPMorgan Chase Bank N.A.	7/24/2018	5,723
2,989,143	USD	24,853,945	SEK	Societe Generale	7/24/2018	132,486
1,889	USD	15,705	SEK	Societe Generale	7/24/2018	84
69,457	USD	838,314	ZAR	Citibank, N.A.	7/24/2018	2,915
2,568,477	USD	31,044,447	ZAR	Royal Bank of Canada	7/24/2018	104,293
80,808	USD	977,017	ZAR	State Street Bank and Trust Company	7/24/2018	3,256
Total unrealized appreciation						$4,806,759
4,006,687	AUD	3,118,845	USD	Citibank, N.A.	7/24/2018	(101,298)
47,114	AUD	36,679	USD	Goldman Sachs International	7/24/2018	(1,196)
145,544	AUD	113,308	USD	Goldman Sachs International	7/24/2018	(3,695)
5,358,740	AUD	4,171,859	USD	Goldman Sachs International	7/24/2018	(136,044)
2,196,165	AUD	1,710,274	USD	JPMorgan Chase Bank N.A.	7/24/2018	(56,282)
45,830	AUD	35,692	USD	Royal Bank of Canada	7/24/2018	(1,176)
797,251	AUD	621,082	USD	Societe Generale	7/24/2018	(20,650)
162,265	AUD	126,237	USD	State Street Bank and Trust Company	7/24/2018	(4,031)
998,183	AUD	768,581	USD	State Street Bank and Trust Company	7/24/2018	(16,822)
201,752	BRL	58,906	USD	JPMorgan Chase Bank N.A.	7/24/2018	(1,764)
1,967,009	CAD	1,535,663	USD	Citibank, N.A.	7/24/2018	(703)
5,206,345	CAD	4,153,894	USD	Citibank, N.A.	7/24/2018	(91,110)
5,475,325	CAD	4,368,500	USD	Citibank, N.A.	7/24/2018	(95,817)
12,502	CAD	9,908	USD	Royal Bank of Canada	7/24/2018	(152)
846,175	CAD	670,608	USD	Royal Bank of Canada	7/24/2018	(10,293)
17,255,286	CAD	13,734,403	USD	Societe Generale	7/24/2018	(269,200)
570,801	CAD	455,092	USD	Standard Chartered Bank	7/24/2018	(9,666)
6,231,328	CAD	4,938,706	USD	State Street Bank and Trust Company	7/24/2018	(76,074)
87,403	CHF	91,214	USD	Citibank, N.A.	7/24/2018	(2,375)
699,417	CHF	728,695	USD	Citibank, N.A.	7/24/2018	(17,786)
1,728,634	CHF	1,798,785	USD	State Street Bank and Trust Company	7/24/2018	(41,747)
8,059,410	CHF	8,400,592	USD	State Street Bank and Trust Company	7/24/2018	(208,757)
1,007,217	CZK	49,519	USD	Goldman Sachs International	7/24/2018	(1,773)
611,147	EUR	751,369	USD	Citibank, N.A.	7/24/2018	(8,636)
452,684	EUR	564,687	USD	Citibank, N.A.	7/24/2018	(14,536)
3,749,254	EUR	4,676,894	USD	Citibank, N.A.	7/24/2018	(120,391)
638,553	EUR	796,096	USD	Goldman Sachs International	7/24/2018	(20,057)
6,303,836	EUR	7,859,112	USD	Goldman Sachs International	7/24/2018	(198,001)
3,637,887	EUR	4,534,190	USD	JPMorgan Chase Bank N.A.	7/24/2018	(113,031)
77,624	EUR	96,907	USD	Societe Generale	7/24/2018	(2,569)
1,476,966	EUR	1,842,497	USD	Standard Chartered Bank	7/24/2018	(47,527)
698,577	EUR	871,282	USD	State Street Bank and Trust Company	7/24/2018	(22,295)
495,538	GBP	694,507	USD	Citibank, N.A.	7/24/2018	(9,533)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
221,557	GBP	316,359	USD	Citibank, N.A.	7/24/2018	$(10,104)
1,189,270	GBP	1,698,147	USD	Citibank, N.A.	7/24/2018	(54,236)
168,837	GBP	238,451	USD	Goldman Sachs International	7/24/2018	(5,070)
3,616,782	GBP	5,163,991	USD	Goldman Sachs International	7/24/2018	(164,566)
2,239,146	GBP	3,197,534	USD	JPMorgan Chase Bank N.A.	7/24/2018	(102,396)
1,253,551	GBP	1,791,015	USD	Royal Bank of Canada	7/24/2018	(58,250)
49,175	GBP	70,291	USD	Societe Generale	7/24/2018	(2,317)
18,484	USD	13,374	GBP	Royal Bank of Canada	7/24/2018	(3)
522,415	USD	378,000	GBP	Royal Bank of Canada	7/24/2018	(89)
4,169,417	JPY	39,125	USD	Goldman Sachs International	7/24/2018	(765)
9,145,045	JPY	85,936	USD	JPMorgan Chase Bank N.A.	7/24/2018	(1,798)
278,583,712	JPY	2,613,000	USD	JPMorgan Chase Bank N.A.	7/24/2018	(49,913)
110,362,059	JPY	1,035,598	USD	Royal Bank of Canada	7/24/2018	(20,221)
528,870,060	JPY	4,962,729	USD	Royal Bank of Canada	7/24/2018	(96,903)
76,098,071	JPY	714,939	USD	Societe Generale	7/24/2018	(14,805)
71,228,031	KRW	67,127	USD	Citibank, N.A.	7/24/2018	(454)
341,879,471	KRW	322,072	USD	State Street Bank and Trust Company	7/24/2018	(2,055)
2,971,597,001	KRW	2,799,432	USD	State Street Bank and Trust Company	7/24/2018	(17,865)
14,998,911	MXN	819,301	USD	Goldman Sachs International	7/24/2018	(27,507)
12,960,932	MXN	708,828	USD	Royal Bank of Canada	7/24/2018	(24,618)
17,332,764	MXN	947,921	USD	Royal Bank of Canada	7/24/2018	(32,922)
7,686,764	MXN	419,953	USD	State Street Bank and Trust Company	7/24/2018	(14,168)
34,821,495	NOK	4,509,855	USD	Citibank, N.A.	7/24/2018	(155,975)
1,244,371	NOK	159,992	USD	Goldman Sachs International	7/24/2018	(4,403)
8,449,365	NOK	1,090,749	USD	JPMorgan Chase Bank N.A.	7/24/2018	(34,288)
16,091,527	NOK	2,083,529	USD	Royal Bank of Canada	7/24/2018	(71,536)
27,419,673	NOK	3,552,853	USD	Societe Generale	7/24/2018	(124,453)
842,668	NOK	109,010	USD	Standard Chartered Bank	7/24/2018	(3,648)
2,994,891	NZD	2,136,241	USD	Citibank, N.A.	7/24/2018	(29,190)
6,700,538	NZD	4,909,886	USD	Goldman Sachs International	7/24/2018	(195,733)
947,733	NZD	695,167	USD	JPMorgan Chase Bank N.A.	7/24/2018	(28,391)
5,654,796	NZD	4,143,665	USD	Royal Bank of Canada	7/24/2018	(165,242)
2,427,553	NZD	1,781,134	USD	Societe Generale	7/24/2018	(73,233)
880,176	NZD	635,866	USD	State Street Bank and Trust Company	7/24/2018	(16,619)
1,407,690	NZD	1,033,512	USD	State Street Bank and Trust Company	7/24/2018	(43,134)
3,655,204	RUB	59,172	USD	Goldman Sachs International	7/24/2018	(1,688)
1,795,776	SEK	212,943	USD	Goldman Sachs International	7/24/2018	(6,540)
520,028	SEK	62,383	USD	JPMorgan Chase Bank N.A.	7/24/2018	(2,612)
7,236,363	SEK	868,075	USD	JPMorgan Chase Bank N.A.	7/24/2018	(36,344)
343,270	SEK	41,210	USD	Royal Bank of Canada	7/24/2018	(1,756)
22,543,066	SEK	2,706,348	USD	Royal Bank of Canada	7/24/2018	(115,299)
13,575,034	SEK	1,629,216	USD	Standard Chartered Bank	7/24/2018	(68,932)
347,384	SEK	41,684	USD	State Street Bank and Trust Company	7/24/2018	(1,757)
5,863,000	SEK	704,120	USD	State Street Bank and Trust Company	7/24/2018	(30,241)
63,109,321	SEK	7,572,824	USD	State Street Bank and Trust Company	7/24/2018	(319,183)
554,070	ZAR	45,862	USD	Goldman Sachs International	7/24/2018	(1,883)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
912,124	ZAR	72,658	USD	Royal Bank of Canada	7/24/2018	$(258)
31,966,871	ZAR	2,644,794	USD	Royal Bank of Canada	7/24/2018	(107,393)
103,661	ZAR	8,574	USD	State Street Bank and Trust Company	7/24/2018	(346)
Total unrealized depreciation						$(4,066,089)
Total net unrealized appreciation						$740,670

AUD = Australian Dollar

BRL = Brazilian Real

CAD = Canadian Dollar

CHF = Swiss Franc

CZK = Czech Koruna(a)

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

KRW = South Korean Won(a)

MXN = Mexican Peso

NOK = Norwegian Krone

NZD = New Zealand Dollar

RUB = Russian Ruble(a)

SEK = Swedish Krona

ZAR = South African Rand

(a)  Non-deliverable forward contracts.

For the six months ended April 30, 2018, the Fund's investments in forward contracts had an average notional value of $347,334,557.

At April 30, 2018, the Fund had cash collateral of 310,000 and $70,000 deposited in segregated accounts for Citibank, N.A. and Goldman Sachs International, respectively, to cover collateral requirements on over-the-counter derivatives. The Fund had received cash collateral of $290,000 from Royal Bank of Canada to cover collateral requirements on over-the-counter derivatives.

Credit default swap contracts ("credit default swaps")

At April 30, 2018, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount(a)		Financing Rate Paid by the Fund		Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	CDX Emerging Markets Index, Ser. 28 V. 2		$14,550,000	1.00	%(b)	12/20/2022	$557,238	$(412,916)	$(16,975)	$127,347
ICE Clear Credit LLC	iTraxx Europe Crossover Index, Ser. 28 V. 1	EUR	8,400,000	5.00	%(b)	12/20/2022	(1,013,206)	(141,274)	(60,193)	(1,214,673)
	Total						$(455,968)	$(554,190)	$(77,168)	$(1,087,326)

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they are established and is stated in the currency in which the contract is denominated.

  EUR = Euro

(b)  Payment frequency — quarterly.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

For the the six months ended April 30, 2018, the average notional value of credit default swaps for the Fund was $26,104,281 for buy protection.

Interest rate swap contracts ("interest rate swaps")

At April 30, 2018, the Fund had outstanding centrally cleared interest rate swaps as follows:

Clearinghouse	Notional Amount(a)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH. Clearnet Limited	SEK	85,000,000	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	Receive	(0.17	)%(c)	12/22/2019	$(13,037)	$1,682	$(11,355)
LCH. Clearnet Limited	SEK	30,000,000	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	Receive	(0.01	)%(c)	7/18/2020	(8,103)	(107)	(8,210)
LCH. Clearnet Limited	SEK	27,000,000	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	Receive	(0.01	)%(c)	8/29/2020	(7,665)	(2,801)	(10,466)
LCH. Clearnet Limited	SEK	9,000,000	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	Receive	0.15	%(c)	1/15/2021	(4,305)	(661)	(4,966)
CME Group, Inc.		$550,000	3-month USD LIBOR(b)	Receive	2.43	%(d)	12/7/2027	26,270	(3,639)	22,631
	Total							$(6,840)	$(5,526)	$(12,366)

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they are established and is stated in the currency in which the contract is denominated.

SEK = Swedish Krona

(b)  Payment frequency — quarterly.

(c)  Payment frequency — annually.

(d)  Payment frequency — semi-annually.

At April 30, 2018, the Fund had $1,877,334 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

For the six months ended April 30, 2018, the average notional value of interest rate swaps for the Fund was $18,093,043 when the Fund paid the fixed rate.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$15,826	$—	$15,826
Mortgage-Backed Securities(a)	—	8,438	—	8,438
Corporate Bonds(a)	—	37,505	—	37,505
Asset-Backed Securities	—	10,184	—	10,184
Foreign Government Securities	—	16,019	—	16,019
Exchange-Traded Funds	4,277	—	—	4,277
Short-Term Investments	—	3,229	—	3,229
Total Investments	$4,277	$91,201	$—	$95,478

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$455	$—	$—	$455
Liabilities	(830)	—	—	(830)
Forward Contracts(a)
Assets	—	4,807	—	4,807
Liabilities	—	(4,066)	—	(4,066)
Swaps
Assets	—	150	—	150
Liabilities	—	(1,250)	—	(1,250)
Total	$(375)	$(359)	$—	$(734)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$430,365	$13,195	$233,718	$375,678	$2,313,113	$86,458
Cash	—	—	10	603	749	159
Foreign currency(b)	3	7	955	—	—	—
Cash collateral segregated for futures contracts (Note A)	54	—	656	—	—	—
Cash collateral segregated for centrally cleared swap contracts(d)(e) (Note A)	—	38	—	—	—	—
Dividends and interest receivable	2,149	80	3,436	1,646	35,915	1,261
Receivable for securities sold	661	—	—	4,941	60,290	1,625
Receivable for Fund shares sold	569	—	3,808	73	1,784	—
Receivable from Management—net (Note B)	—	7	34	—	—	16
Receivable for accumulated variation margin on futures contracts (Note A)	—	2	—	—	—	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	49	—	—	—	—
Over-the-counter swap contracts, at value (Note A)	—	—	605	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	—	2,560	—	—	—
Prepaid expenses and other assets	70	48	34	58	135	33
Total Assets	433,871	13,426	245,816	382,999	2,411,986	89,552
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	—	474	—	—	—
Cash collateral segregated for centrally cleared swap contracts due to broker(d)(e) (Note A)	—	—	65	—	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	2	—	—	—	—
Payable to investment manager—net (Notes A & B)	83	2	108	148	948	29
Due to custodian	4	1	—	—	—	—
Payable for securities purchased	33,822	2,237	606	24,047	8,657	1,684
Payable for Fund shares redeemed	514	28	45	268	54,630	91
Payable to administrator—net (Note B)	25	—	—	19	288	—
Payable to trustees	3	4	3	3	3	3
Payable for unfunded loan commitments (Note A)	—	—	—	2	—	—
Payable for accumulated variation margin on futures contracts (Note A)	169	—	126	—	—	—
Payable for accumulated variation margin on centrally cleared swaps(c)(d) (Note A)	—	—	58	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	2,339	—	—	—
Distributions payable	351	7	44	103	1,028	—
Accrued capital gains taxes	—	—	53	—	—	—
Accrued expenses and other payables	59	113	80	71	261	48
Total Liabilities	35,030	2,394	4,001	24,661	65,815	1,855
Net Assets	$398,841	$11,032	$241,815	$358,338	$2,346,171	$87,697
Net Assets consist of:
Paid-in capital	$414,006	$11,492	$247,529	$375,959	$2,464,298	$89,753
Undistributed net investment income (loss)	—	—	—	—	149	—
Distributions in excess of net investment income	(517)	(49)	(140)	(154)	—	(7)
Accumulated net realized gains (losses) on investments	(6,302)	(161)	(4,616)	(17,095)	(128,548)	(1,548)
Net unrealized appreciation/(depreciation) in value of investments	(8,346)	(250)	(958)	(372)	10,272	(501)
Net Assets	$398,841	$11,032	$241,815	$358,338	$2,346,171	$87,697
Net Assets
Investor Class	$10,241	$—	$—	$—	$101,906	$—
Trust Class	—	—	—	—	—	—
Institutional Class	365,073	8,675	232,274	321,974	1,353,495	86,772
Class A	20,810	248	8,872	18,607	43,084	461
Class C	2,717	192	669	17,757	18,590	464
Class R3	—	—	—	—	12,494	—
Class R6	—	1,917	—	—	816,602	—
See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$237,719	$55,679	$90,249	$63,285	$3,605,376
Cash	109	78	—	100	86
Foreign currency(b)	—	—	—	—	2,592
Cash collateral segregated for futures contracts (Note A)	—	—	84	—	5,175
Cash collateral segregated for centrally cleared swap contracts(d)(e) (Note A)	—	—	—	—	672
Dividends and interest receivable	2,514	728	380	917	24,342
Receivable for securities sold	—	—	—	379	32,802
Receivable for Fund shares sold	251	23	151	—	5,445
Receivable from Management—net (Note B)	—	—	17	10	—
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	—	—	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	1,390
Over-the-counter swap contracts, at value (Note A)	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	—	—	—	3,416
Prepaid expenses and other assets	43	13	60	17	128
Total Assets	240,636	56,521	90,941	64,708	3,681,424
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	—	—	—	—
Cash collateral segregated for centrally cleared swap contracts due to broker(d)(e) (Note A)	—	—	—	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	—	—
Payable to investment manager—net (Notes A & B)	45	12	15	24	955
Due to custodian	—	—	—	—	—
Payable for securities purchased	2,187	—	2,501	5	769,634
Payable for Fund shares redeemed	361	62	94	32	5,047
Payable to administrator—net (Note B)	15	7	—	—	408
Payable to trustees	3	4	3	4	1
Payable for unfunded loan commitments (Note A)	—	—	—	—	—
Payable for accumulated variation margin on futures contracts (Note A)	—	—	29	—	5,720
Payable for accumulated variation margin on centrally cleared swaps(c)(d) (Note A)	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	—	—	21
Distributions payable	393	10	4	—	2,036
Accrued capital gains taxes	—	—	—	—	1
Accrued expenses and other payables	63	72	79	61	91
Total Liabilities	3,067	167	2,725	126	783,914
Net Assets	$237,569	$56,354	$88,216	$64,582	$2,897,510
Net Assets consist of:
Paid-in capital	$238,693	$56,261	$96,541	$79,601	$2,964,687
Undistributed net investment income (loss)	—	12	—	—	—
Distributions in excess of net investment income	—	—	(34)	(1)	(7,659)
Accumulated net realized gains (losses) on investments	417	55	(7,250)	(14,596)	(45,400)
Net unrealized appreciation/(depreciation) in value of investments	(1,541)	26	(1,041)	(422)	(14,118)
Net Assets	$237,569	$56,354	$88,216	$64,582	$2,897,510
Net Assets
Investor Class	$13,279	$—	$22,368	$—	$17,004
Trust Class	—	—	2,523	—	—
Institutional Class	214,413	56,354	60,080	62,129	2,245,660
Class A	6,708	—	1,844	1,450	173,900
Class C	3,169	—	1,401	1,003	137,722
Class R3	—	—	—	—	—
Class R6	—	—	—	—	323,224

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,023	—	—	—	12,019	—
Trust Class	—	—	—	—	—	—
Institutional Class	36,399	905	25,814	32,459	159,380	8,592
Class A	2,082	26	987	1,876	5,083	46
Class C	272	20	74	1,791	2,189	46
Class R3	—	—	—	—	1,472	—
Class R6	—	200	—	—	96,137	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.01	$—	$—	$—	$8.48	$—
Trust Class	—	—	—	—	—	—
Institutional Class	10.03	9.58	9.00	9.92	8.49	10.10
Class R3	—	—	—	—	8.49	—
Class R6	—	9.58	—	—	8.49	—
Net Asset Value and redemption price per share
Class A	$10.00	$9.59	$8.99	$9.92	$8.48	$10.10
Offering Price per share
Class A‡	$10.44	$10.02	$9.39	$10.36	$8.86	$10.55
Net Asset Value and offering price per share
Class C^	$10.01	$9.59	$8.99	$9.92	$8.49	$10.10
*Cost of Investments:
(a) Unaffiliated issuers	$438,535	$13,473	$234,735	$376,048	$2,302,841	$86,959
(b) Total cost of foreign currency	$—	$8	$968	$—	$—	$—
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$(13)	$—	$—	$—	$—
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$37	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,154	—	2,912	—	—
Trust Class	—	—	345	—	1,562
Institutional Class	18,648	3,351	7,828	6,518	206,189
Class A	584	—	252	152	15,954
Class C	276	—	191	105	12,647
Class R3	—	—	—	—	—
Class R6	—	—	—	—	29,699
Net Asset Value, offering and redemption price per share
Investor Class	$11.51	$—	$7.68	$—	$—
Trust Class	—	—	7.32	—	10.89
Institutional Class	11.50	16.82	7.67	9.53	10.89
Class R3	—	—	—	—	—
Class R6	—	—	—	—	10.88
Net Asset Value and redemption price per share
Class A	$11.49	$—	$7.32	$9.54	$10.90
Offering Price per share
Class A‡	$12.00	$—	$7.51	$9.96	$11.38
Net Asset Value and offering price per share
Class C^	$11.50	$—	$7.32	$9.53	$10.89
*Cost of Investments:
(a) Unaffiliated issuers	$239,260	$55,653	$91,262	$63,707	$3,618,454
(b) Total cost of foreign currency	$—	$—	$—	$—	$2,620
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

UNCONSTRAINED BOND FUND
April 30, 2018
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$95,478
Cash	—
Foreign currency(b)	544
Cash collateral segregated for futures contracts (Note A)	372
Cash collateral segregated for centrally cleared swap contracts (Note A)	1,802
Dividends and interest receivable	702
Cash collateral segregated for over-the-counter derivatives (Note A)	90
Receivable for securities sold	811
Receivable for Fund shares sold	2
Receivable from Management—net (Note B)	22
Receivable for accumulated variation margin on futures contracts (Note A)	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—
Over-the-counter swap contracts, at value (Note A)	—
Receivable for forward foreign currency contracts (Note A)	4,807
Prepaid expenses and other assets	41
Total Assets	104,671
Liabilities
Over-the-counter swap contracts, at value (Note A)	—
Cash collateral segregated for centrally cleared contracts due to broker (Note A)	—
Cash collateral segregated for futures contracts due to broker (Note A)	—
Payable to investment manager—net (Notes A & B)	36
Due to custodian	24
Payable for securities purchased	2,469
Payable for Fund shares redeemed	6
Payable to administrator—net (Note B)	—
Payable to trustees	4
Payable for unfunded loan commitments (Note A)	—
Payable for accumulated variation margin on futures contracts (Note A)	375
Payable for accumulated variation margin on centrally cleared swaps(c)(d) (Note A)	1,100
Payable for forward foreign currency contracts (Note A)	4,066
Distributions payable	1
Accrued capital gains taxes	—
Accrued expenses and other payables	76
Total Liabilities	8,157
Net Assets	$96,514
Net Assets consist of:
Paid-in capital	$104,431
Undistributed net investment income (loss)	705
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	(9,944)
Net unrealized appreciation/(depreciation) in value of investments	1,322
Net Assets	$96,514

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

UNCONSTRAINED BOND FUND
April 30, 2018
Net Assets
Investor Class	$—
Trust Class	—
Institutional Class	41,641
Class A	407
Class C	27
Class R3	—
Class R6	54,439
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	4,395
Class A	43
Class C	3
Class R3	—
Class R6	5,740
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Institutional Class	9.48
Class R3	—
Class R6	9.48
Net Asset Value and redemption price per share
Class A	$9.45
Offering Price per share
Class A‡	$9.87
Net Asset Value and offering price per share
Class C^	$9.48
*Cost of Investments:
(a) Unaffiliated issuers	$93,892
(b) Total cost of foreign currency	$550
(c) Unamortized upfront receipts on centrally cleared swap contracts	$(1,013)
(d) Unamortized upfront payments on centrally cleared swap contracts	$557

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$5,932	$185	$6,717	$8,530	$82,374	$1,903
Dividend income—unaffiliated issuers	—	—	—	—	1,262	—
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—
Foreign taxes withheld (Note A)	—	—	(11)	—	—	—
Total income	$5,932	$185	$6,706	$8,530	$83,636	$1,903
Expenses:
Investment management fees (Note B)	485	14	614	881	6,545	187
Administration fees (Note B):
Investor Class	14	—	—	—	143	—
Trust Class	—	—	—	—	—	—
Institutional Class	265	7	164	236	1,053	70
Class A	29	—	6	25	76	—
Class C	4	—	1	26	28	1
Class R3	—	—	—	—	17	—
Class R6	—	1	—	—	451	—
Distribution fees (Note B):
Investor Class	13	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	27	—	5	23	70	—
Class C	15	1	3	95	105	2
Class R3	—	—	—	—	31	—
Shareholder servicing agent fees:
Investor Class	11	—	—	—	24	—
Trust Class	—	—	—	—	—	—
Institutional Class	3	—	1	1	7	—
Class A	1	—	—	1	50	—
Class C	—	—	—	—	2	—
Class R3	—	—	—	—	3	—
Class R6	—	—	—	—	125	—
Audit fees	16	14	31	18	33	16
Custodian and accounting fees	92	23	193	196	220	39
Insurance expense	6	—	3	7	58	2
Legal fees	40	36	37	39	46	39
Registration and filing fees	57	45	38	34	121	24
Shareholder reports	23	5	3	11	140	2
Trustees' fees and expenses	21	21	21	21	26	21
Interest expense	—	—	4	—	2	—
Miscellaneous	18	6	6	12	95	4
Total expenses	1,140	173	1,130	1,626	9,471	407
Expenses reimbursed by Management (Note B)	(174)	(147)	(241)	(246)	(30)	(168)
Investment management fees waived (Note A)	—	—	—	—	—	—
Total net expenses	966	26	889	1,380	9,441	239
Net investment income/(loss)	$4,966	$159	$5,817	$7,150	$74,195	$1,664

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$3,154	$935	$876	$2,365	$57,548
Dividend income—unaffiliated issuers	—	—	—	—	516
Dividend income—affiliated issuers (Note F)	—	—	—	—	359
Foreign taxes withheld (Note A)	—	—	—	—	(21)
Total income	$3,154	$935	$876	$2,365	$58,402
Expenses:
Investment management fees (Note B)	278	72	103	212	5,620
Administration fees (Note B):
Investor Class	18	—	31	—	—
Trust Class	—	—	6	—	37
Institutional Class	154	43	44	68	1,615
Class A	10	—	3	3	247
Class C	4	—	2	2	193
Class R3	—	—	—	—	—
Class R6	—	—	—	—	125
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	9
Class A	9	—	3	3	229
Class C	16	—	7	5	716
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	5	—	15	—	—
Trust Class	—	—	—	—	3
Institutional Class	—	27	1	—	9
Class A	—	—	—	—	21
Class C	—	—	—	1	3
Class R3	—	—	—	—	—
Class R6	—	—	—	—	2
Audit fees	30	16	31	19	35
Custodian and accounting fees	44	33	47	70	437
Insurance expense	4	1	2	2	38
Legal fees	37	50	48	40	41
Registration and filing fees	35	11	49	25	86
Shareholder reports	6	9	5	4	106
Trustees' fees and expenses	21	21	21	21	21
Interest expense	1	1	1	—	5
Miscellaneous	7	3	4	5	133
Total expenses	679	287	423	480	9,731
Expenses reimbursed by Management (Note B)	(90)	—	(178)	(114)	(268)
Investment management fees waived (Note A)	—	—	—	—	(37)
Total net expenses	589	287	245	366	9,426
Net investment income/(loss)	$2,565	$648	$631	$1,999	$48,976

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(2,022)	(99)	1,198 *	(212)	(1,665)	87
Transactions in investment securities of affiliated issuers	—	—	—	—	—	—
Settlement of forward foreign currency contracts	—	—	544	—	—	—
Settlement of foreign currency transactions	(2)	(4)	(266)	—	—	—
Expiration or closing of futures contracts	(880)	(57)	179	—	—	—
Expiration or closing of swap contracts	—	9	499	—	—	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(8,860)	(270)	(3,418)**	(673)	(101,607)	(1,077)
Investment securities of affiliated issuers	—	—	—	—	—	—
Unfunded loan commitments	—	—	—	(3)	—	—
Forward foreign currency contracts	—	—	423	—	—	—
Foreign currency translations	1	—	7	—	—	—
Futures contracts	350	26	(109)	—	—	—
Swap contracts	—	10	(206)	—	—	—
Net gain/(loss) on investments	(11,413)	(385)	(1,149)	(888)	(103,272)	(990)
Net increase/(decrease) in net assets resulting from operations	$(6,447)	$(226)	$4,668	$6,262	$(29,077)	$674

*  Net of foreign capital gains tax $26,473.

**  Change in accrued foreign capital gains tax amounted to $19,767.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	417	56	(177)	(455)	(18,662)
Transactions in investment securities of affiliated issuers	—	—	—	—	(5,251)
Settlement of forward foreign currency contracts	—	—	—	—	(2,577)
Settlement of foreign currency transactions	—	—	—	—	121
Expiration or closing of futures contracts	—	—	(164)	—	15,138
Expiration or closing of swap contracts	—	—	—	—	3,437
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(5,574)	(1,678)	(790)	(1,819)	(57,042)
Investment securities of affiliated issuers	—	—	—	—	(1,407)
Unfunded loan commitments	—	—	—	—	(1)
Forward foreign currency contracts	—	—	—	—	3,395
Foreign currency translations	—	—	—	—	(9)
Futures contracts	—	—	40	—	(1,132)
Swap contracts	—	—	—	—	(945)
Net gain/(loss) on investments	(5,157)	(1,622)	(1,091)	(2,274)	(64,935)
Net increase/(decrease) in net assets resulting from operations	$(2,592)	$(974)	$(460)	$(275)	$(15,959)

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds
(000's omitted)

UNCONSTRAINED BOND FUND
For the Six Months Ended April 30, 2018
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$1,641
Dividend income—unaffiliated issuers	81
Foreign taxes withheld (Note A)	—
Total income	$1,722
Expenses:
Investment management fees (Note B)	220
Administration fees (Note B):
Investor Class	—
Trust Class	—
Institutional Class	33
Class A	1
Class C	—
Class R3	—
Class R6	21
Distribution fees (Note B):
Investor Class	—
Trust Class	—
Class A	1
Class C	—
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Institutional Class	1
Class A	—
Class C	—
Class R3	—
Class R6	—
Audit fees	33
Custodian and accounting fees	77
Insurance expense	1
Legal fees	42
Registration and filing fees	33
Shareholder reports	2
Trustees' fees and expenses	22
Interest expense	—
Miscellaneous	15
Total expenses	502
Expenses reimbursed by Management (Note B)	(189)
Investment management fees waived (Note A)	—
Total net expenses	313
Net investment income/(loss)	$1,409

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

UNCONSTRAINED BOND FUND
For the Six Months Ended April 30, 2018
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,043
Settlement of forward foreign currency contracts	(1,371)
Settlement of foreign currency transactions	24
Expiration or closing of futures contracts	2,926
Expiration or closing of swap contracts	(30)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(946)
Investment securities of affiliated issuers	—
Unfunded loan commitments	—
Forward foreign currency contracts	46
Foreign currency translations	(3)
Futures contracts	(1,100)
Swap contracts	(237)
Net gain/(loss) on investments	352
Net increase (decrease) in net assets resulting from operations	$1,761

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		CORE PLUS FUND		EMERGING MARKETS DEBT FUND
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$4,966	$8,312	$159	$73	$5,817	$9,060
Net realized gain/(loss) on investments (Note A)	(2,904)	(2,639)	(151)	3	2,154	(72)
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(8,509)	(2,544)	(234)	(16)	(3,303)	1,786
Net increase/(decrease) in net assets resulting from operations	(6,447)	3,129	(226)	60	4,668	10,774
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(126)	(204)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(4,920)	(7,180)	(161)	(71)	(5,744)	(8,066)
Class A	(254)	(434)	(4)	(2)	(106)	(27)
Class C	(24)	(41)	(3)	(1)	(11)	(8)
Class R3	—	—	—	—	—	—
Class R6	—	—	(36)	(19)	—	—
Net realized gain on investments:
Investor Class	—	(66)	—	—	—	—
Institutional Class	—	(1,756)	—	—	—	—
Class A	—	(143)	—	—	—	—
Class C	—	(25)	—	—	—	—
Tax return of capital:
Investor Class	—	(37)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	(1,055)	—	—	—	(821)
Class A	—	(78)	—	—	—	(3)
Class C	—	(13)	—	—	—	(1)
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(5,324)	(11,032)	(204)	(93)	(5,861)	(8,926)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	524	1,693	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	115,175	114,170	1,436	7,600	72,258	126,153
Class A	1,188	6,052	44	214	8,756	2,781
Class C	198	495	—	200	450	411
Class R3	—	—	—	—	—	—
Class R6	—	—	—	2,000	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	115	283	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	3,588	7,934	161	71	5,424	8,848
Class A	242	609	1	—	106	21
Class C	19	56	—	—	8	4
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,036)	(2,884)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(80,922)	(97,793)	(161)	(71)	(92,190)	(9,410)
Class A	(2,421)	(9,559)	—	—	(49)	(2,529)
Class C	(703)	(2,054)	—	—	(317)	(136)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	35,967	19,002	1,481	10,014	(5,554)	126,143
Net Increase/(Decrease) in Net Assets	24,196	11,099	1,051	9,981	(6,747)	127,991
Net Assets:
Beginning of period	374,645	363,546	9,981	—	248,562	120,571
End of period	$398,841	$374,645	$11,032	$9,981	$241,815	$248,562
Undistributed net investment income/(loss) at end of period	$—	$—	$—	$—	$—	$—
Distributions in excess of net investment income at end of period	$(517)	$(159)	$(49)	$(4)	$(140)	$(96)
See Notes to Financial Statements

	FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$7,150	$13,507	$74,195	$198,030	$1,664	$3,401
Net realized gain/(loss) on investments (Note A)	(212)	153	(1,665)	74,618	87	(1,617)
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(676)	1,221	(101,607)	(31,605)	(1,077)	(1,271)
Net increase/(decrease) in net assets resulting from operations	6,262	14,881	(29,077)	241,043	674	513
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(2,795)	(6,532)	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(6,515)	(12,243)	(38,335)	(139,862)	(1,659)	(3,382)
Class A	(349)	(674)	(1,408)	(4,009)	(6)	(13)
Class C	(286)	(574)	(452)	(1,199)	(6)	(8)
Class R3	—	—	(299)	(532)	—	—
Class R6	—	—	(30,906)	(45,894)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	(728)
Class A	—	—	—	—	—	(6)
Class C	—	—	—	—	—	(2)
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	(15)	—	—	—	—
Class A	—	(1)	—	—	—	—
Class C	—	(1)	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(7,150)	(13,508)	(74,195)	(198,028)	(1,671)	(4,139)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	4,439	9,915	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	99,068	254,672	167,837	559,461	8,707	26,407
Class A	4,799	15,546	19,619	64,916	374	192
Class C	284	2,623	253	909	176	558
Class R3	—	—	1,924	9,833	—	—
Class R6	—	—	49,612	986,552	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	2,653	5,951	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	6,038	11,161	32,570	80,425	1,659	4,109
Class A	257	549	1,212	3,573	5	17
Class C	189	363	271	690	6	10
Class R3	—	—	288	501	—	—
Class R6	—	—	30,830	41,697	—	—
Payments for shares redeemed:
Investor Class	—	—	(13,996)	(39,466)	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(118,146)	(185,522)	(315,006)	(2,218,315)	(18,688)	(53,223)
Class A	(3,814)	(22,065)	(52,355)	(85,588)	(175)	(713)
Class C	(3,309)	(7,096)	(4,779)	(9,558)	(436)	(155)
Class R3	—	—	(1,597)	(4,706)	—	—
Class R6	—	—	(722,295)	(443,904)	—	—
Net increase/(decrease) from Fund share transactions	(14,634)	70,231	(798,520)	(1,037,114)	(8,372)	(22,798)
Net Increase/(Decrease) in Net Assets	(15,522)	71,604	(901,792)	(994,099)	(9,369)	(26,424)
Net Assets:
Beginning of period	373,860	302,256	3,247,963	4,242,062	97,066	123,490
End of period	$358,338	$373,860	$2,346,171	$3,247,963	$87,697	$97,066
Undistributed net investment income/(loss) at end of period	$—	$—	$149	$149	$—	$—
Distributions in excess of net investment income at end of period	$(154)	$(154)	$—	$—	$(7)	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	MUNICIPAL INTERMEDIATE BOND FUND		NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$2,565	$4,357	$648	$1,344	$631	$930
Net realized gain/(loss) on investments (Note A)	417	910	56	104	(341)	(78)
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(5,574)	(1,977)	(1,678)	(986)	(750)	(335)
Net increase/(decrease) in net assets resulting from operations	(2,592)	3,290	(974)	462	(460)	517
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(140)	(274)	—	—	(200)	(329)
Trust Class	—	—	—	—	(19)	(29)
Institutional Class	(2,340)	(3,959)	(648)	(1,344)	(577)	(926)
Class A	(67)	(89)	—	—	(19)	(39)
Class C	(18)	(35)	—	—	(6)	(7)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(45)	(94)	—	—	—	—
Institutional Class	(697)	(1,131)	(99)	(658)	—	—
Class A	(26)	(41)	—	—	—	—
Class C	(10)	(23)	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(3,343)	(5,646)	(747)	(2,002)	(821)	(1,330)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	521	487	—	—	564	1,758
Trust Class	—	—	—	—	577	383
Institutional Class	34,048	62,797	72	395	23,648	58,980
Class A	1,639	4,444	—	—	2,892	1,353
Class C	382	527	—	—	23	348
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	155	312	—	—	185	304
Trust Class	—	—	—	—	19	29
Institutional Class	1,783	4,410	672	1,816	565	907
Class A	77	91	—	—	10	25
Class C	18	38	—	—	4	5
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(818)	(2,604)	—	—	(2,074)	(6,668)
Trust Class	—	—	—	—	(327)	(711)
Institutional Class	(16,226)	(35,356)	(2,214)	(3,395)	(36,054)	(34,919)
Class A	(1,570)	(7,621)	—	—	(3,519)	(3,716)
Class C	(349)	(1,450)	—	—	(181)	(1,727)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	19,660	26,075	(1,470)	(1,184)	(13,668)	16,351
Net Increase/(Decrease) in Net Assets	13,725	23,719	(3,191)	(2,724)	(14,949)	15,538
Net Assets:
Beginning of period	223,844	200,125	59,545	62,269	103,165	87,627
End of period	$237,569	$223,844	$56,354	$59,545	$88,216	$103,165
Undistributed net investment income/(loss) at end of period	$—	$—	$12	$12	$—	$156
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$(34)	$—

See Notes to Financial Statements

	SHORT DURATION HIGH INCOME FUND		STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$1,999	$4,782	$48,976	$75,839	$1,409	$1,790
Net realized gain/(loss) on investments (Note A)	(455)	1,132	(7,794)	18,912	2,592	(1,878)
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(1,819)	(184)	(57,141)	6,198	(2,240)	2,816
Net increase/(decrease) in net assets resulting from operations	(275)	5,730	(15,959)	100,949	1,761	2,728
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(317)	(778)	—	—
Institutional Class	(1,940)	(4,632)	(41,320)	(58,742)	(468)	(216)
Class A	(42)	(114)	(3,128)	(6,793)	(4)	(4)
Class C	(17)	(36)	(1,946)	(3,865)	(0)	(0)
Class R3	—	—	—	—	—	—
Class R6	—	—	(6,086)	(7,995)	(590)	(635)
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	(20)	—	—
Institutional Class	—	—	—	(1,363)	—	(60)
Class A	—	—	—	(179)	—	(2)
Class C	—	—	—	(131)	—	(0)
Class R6	—	—	—	(183)	—	(167)
Total distributions to shareholders	(1,999)	(4,782)	(52,797)	(80,049)	(1,062)	(1,084)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	2,608	3,910	—	—
Institutional Class	1,731	40,202	521,692	965,626	9,199	42,602
Class A	158	952	34,474	88,398	—	16
Class C	105	253	10,277	19,279	2	—
Class R3	—	—	—	—	—	—
Class R6	—	—	21,728	131,568	1,183	1,275
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	310	784	—	—
Institutional Class	1,942	4,628	31,840	45,802	466	273
Class A	40	113	2,802	6,334	3	5
Class C	17	35	1,503	3,011	—	—
Class R3	—	—	—	—	—	—
Class R6	—	—	6,086	8,175	590	802
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(5,510)	(12,527)	—	—
Institutional Class	(54,062)	(38,078)	(295,928)	(425,601)	(14,184)	(2,089)
Class A	(1,264)	(1,931)	(52,103)	(191,794)	(52)	(191)
Class C	(209)	(378)	(20,850)	(56,916)	(11)	—
Class R3	—	—	—	—	—	—
Class R6	—	—	(8,017)	(37,029)	(462)	(242)
Net increase/(decrease) from Fund share transactions	(51,542)	5,796	250,912	549,020	(3,266)	42,451
Net Increase/(Decrease) in Net Assets	(53,816)	6,744	182,156	569,920	(2,567)	44,095
Net Assets:
Beginning of period	118,398	111,654	2,715,354	2,145,434	99,081	54,986
End of period	$64,582	$118,398	$2,897,510	$2,715,354	$96,514	$99,081
Undistributed net investment income/(loss) at end of period	$—	$—	$—	$—	$705	$358
Distributions in excess of net investment income at end of period	$(1)	$(1)	$(7,659)	$(3,838)	$—	$—

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Core Plus Fund ("Core Plus"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt and New York Municipal Income) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Unconstrained Bond became diversified in December 2017). Four Funds offer Investor Class shares, two offer Trust Class shares, twelve offer Institutional Class shares, eleven offer Class A shares, eleven offer Class C shares, one offers Class R3 shares and four offer Class R6 shares. Core Plus had no operations until July 18, 2017, other than matters relating to its organization and registration of its shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange-traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Commercial paper is valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: Core Bond, Core Plus, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Core Plus, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which each of Core Bond, High Income, Short Duration and Strategic Income participated as a class member. The amounts of such proceeds for the six months ended April 30, 2018 were $2,796, $1,896, $9,089, and $41 for Core Bond, High Income, Short Duration and Strategic Income, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2018, the Funds did not have any unrecognized tax positions.

At April 30, 2018, selected Fund information for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$439,037	$1,621	$10,462	$(8,841)
Core Plus	13,503	65	315	(250)
Emerging Markets Debt	235,353	8,361	9,798	(1,437)
Floating Rate Income	376,098	2,488	2,908	(420)
High Income	2,306,903	64,148	57,938	6,210
Municipal High Income	87,016	870	1,428	(558)
Municipal Intermediate Bond	239,260	1,756	3,297	(1,541)
New York Municipal Income	55,653	635	609	26
Short Duration	91,368	5	1,084	(1,079)
Short Duration High Income	63,739	400	854	(454)
Strategic Income	3,620,754	61,684	75,745	(14,061)
Unconstrained Bond	93,894	6,503	(6,236)	267

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses; foreign currency gains and losses; amortization of bond premium; gains and losses from swaps; rollforward of swap true-up from prior years; foreign currencies and forwards; non-affiliated and affiliated capital gain reclass; non-deductible stock issuance costs; return of capital distributions; expiration of capital loss carryforwards; return of capital distributions; paydown gains and losses on mortgage-backed and asset-backed securities; defaulted bond income adjustments; capital gains tax; deemed distributions on shareholder redemptions; and tax adjustments related to swap contracts. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2017, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/ (Losses) on Investments
Core Bond	$—	$(490,479)	$490,479
Core Plus	(3,141)	15,834	(12,693)
Emerging Markets Debt	—	(1,166,387)	1,166,387
Floating Rate Income	—	—	—
High Income	—	—	—
Municipal High Income	—	—	—
Municipal Intermediate Bond	130,909	—	(130,909)
New York Municipal Income	6,136	—	(6,136)
Short Duration	(8,069,282)	405,049	7,664,233

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/ (Losses) on Investments
Short Duration High Income	$—	$—	$—
Strategic Income	(325,954)	(1,089,692)	1,415,646
Unconstrained Bond	—	(689,829)	689,829

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2017		2016	2017		2016	2017		2016	2017		2016	2017		2016
Core Bond	$9,849,506		$9,092,477	$—		$—	$—		$—	$1,182,601		$—	$11,032,107		$9,092,477
Core Plus	92,596	(a)	—	—	(a)	—	—	(a)	—	—	(a)	—	92,596	(a)	—
Emerging Markets Debt	8,101,457		—	—		—	—		—	824,582		7,239,937	8,926,039		7,239,937
Floating Rate Income	13,491,579		9,998,301	—		—	—		—	17,066		77,491	13,508,645		10,075,792
High Income	198,028,367		213,516,639	—		—	—		—	—		—	198,028,367		213,516,639
Municipal High Income	691,647		25,212	3,398,162		3,272,590	49,229		—	—		—	4,139,038		3,297,802
Municipal Intermediate Bond	39,810		16,267	4,356,974		3,648,257	1,249,435		250,786	—		—	5,646,219		3,915,310
New York Municipal Income	168,144		4,808	1,343,980		1,387,301	491,145		143,937	—		—	2,003,269		1,536,046
Short Duration	1,330,263		866,457	—		—	—		—	—		—	1,330,263		866,457
Short Duration High Income	4,781,943		7,224,475	—		—	—		—	—		—	4,781,943		7,224,475
Strategic Income	78,173,393		69,971,155	—		—	—		—	1,875,707		1,829,367	80,049,100		71,800,522
Unconstrained Bond	855,373		—	—		—	—		—	228,899		2,885,754	1,084,272		2,885,754

(a)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$—	$—	$—	$(188,523)	$(2,898,080)	$(308,396)	$(3,394,999)
Core Plus	18,218	—	—	(14,938)	(26,250)	(6,836)	(29,806)
Emerging Markets Debt	—	—	—	1,839,095	(6,282,486)	(77,364)	(4,520,755)
Floating Rate Income	—	—	—	256,004	(16,827,429)	(161,469)	(16,732,894)
High Income	4,560,986	—	—	106,811,156	(121,812,156)	(4,415,276)	(14,855,290)
Municipal High Income	—	17,892	—	528,035	(1,587,046)	(17,755)	(1,058,874)
Municipal Intermediate Bond	—	60,378	777,826	4,033,602	—	(60,501)	4,811,305

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
New York Municipal Income	$—	$23,248	$98,554	$1,703,637	$—	$(11,340)	$1,814,099
Short Duration	161,069	—	—	(328,472)	(6,871,940)	(4,424)	(7,043,767)
Short Duration High Income	1,029	—	—	1,338,076	(14,081,095)	(2,843)	(12,744,833)
Strategic Income	—	—	—	36,436,534	(33,213,406)	(1,644,309)	1,578,819
Unconstrained Bond	—	—	—	2,509,016	(11,102,214)	(23,146)	(8,616,344)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles; timing differences of distribution payments; defaulted bond income adjustments; delayed settlement compensation on bank loans; mark-to-market adjustments on swaps, futures and forwards; amortization of bond premium; tax adjustments related to swap contracts; and unamortized organization expenses.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2017, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2018	2019
Floating Rate Income	$—	$835,287
Short Duration	850,271	1,276,932
	Post-Enactment
	Long-Term	Short-Term
Core Bond	$865,786	$2,032,294
Core Plus	16,642	9,608
Emerging Markets Debt	4,172,777	2,109,709
Floating Rate Income	10,972,231	5,019,911
High Income	120,435,256	1,376,900
Municipal High Income	193,324	1,393,722
Short Duration	4,116,664	628,073
Short Duration High Income	11,234,553	2,846,542
Strategic Income	30,632,469	2,580,937
Unconstrained Bond	2,596,442	8,505,772

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2017, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration High Income and Strategic Income utilized capital loss carryforwards of $809,289, $197,288, $75,608,422, $1,104,553 and $10,939,748, respectively.

During the year ended October 31, 2017, Short Duration had capital loss carryforwards expire of $8,069,282.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Core Plus, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld pertaining to interest or dividends, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2018, Emerging Markets Debt had accrued capital gains taxes of $53,163, which is reflected in the Statements of Assets and Liabilities.

11  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: Certain of the Funds' use of derivatives during the six months ended April 30, 2018, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2018. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended April 30, 2018, Core Bond, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2018, Core Plus used futures as a means of hedging risk and/or for investment purposes, including altering the Fund's exposure to interest rates and currencies. During the six months ended April 30, 2018, Strategic Income used futures for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the six months ended April 30, 2018, Unconstrained Bond used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance total return.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Forward foreign currency contracts: During the six months ended April 30, 2018, Emerging Markets Debt used forward contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to add value by applying foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the six months ended April 30,

2018, Strategic Income used forward contracts for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the six months ended April 30, 2018, Unconstrained Bond used forward contracts to obtain or reduce exposure to certain markets, to establish net short or long positions for currencies, hedge risk and to enhance total return.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the six months ended April 30, 2018, Core Plus used credit default swaps for investment purposes, including altering the Fund's exposure to sectors. During the six months ended April 30, 2018, Strategic Income used credit default swaps for economic hedging purposes, including as a sector allocation adjustment mechanism towards credit. During the six months ended April 30, 2018, Unconstrained Bond used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the six months ended April 30, 2018, Core Plus used interest rate swaps as a mean of hedging risk and/or for investment purposes, including altering the Fund's exposure to interest rates. During the six months ended April 30, 2018, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. During the six months ended April 30, 2018, Strategic Income used interest rate swaps for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the six months ended April 30, 2018, Unconstrained Bond used interest rate swaps to hedge risk, manage or adjust the risk profile of the Fund, obtain or reduce exposure to certain markets, establish net short positions for individual markets, adjust the duration of the Fund's portfolio, alter the Fund's exposure to interest rates and to enhance total return. Under the terms of interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the six months ended April 30, 2018, Emerging Markets Debt used cross currency swap transactions to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rate movements and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or do not exist, and to add value by obtaining leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

At April 30, 2018, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$34	$—	$280	$314
Total Value—Assets		$34	$—	$280	$314
Core Plus
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$3	$—	$22	$25
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	8	42	—	50
Total Value—Assets		$11	$42	$22	$75
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$7	$—	$—	$7
Forward contracts	Receivable for forward foreign currency contracts	—	—	2,560	2,560
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	107	—	—	107
Over-the-counter swaps	Over-the-counter Swap contracts, at value(a)	605	—	—	605
Total Value—Assets		$719	$—	$2,560	$3,279
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$458	$—	$88	$546
Forward contracts	Receivable for forward foreign currency contracts	—	—	3,416	3,416
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	1,390	—	—	1,390
Total Value—Assets		$1,848	$—	$3,504	$5,352

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Unconstrained Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$455	$—	$—	$455
Forward contracts	Receivable for forward foreign currency contracts	—	—	4,807	4,807
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	23	127	—	150
Total Value—Assets		$478	$127	$4,807	$5,412

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(480)	$—	$(3)	$(483)
Total Value—Liabilities		$(480)	$—	$(3)	$(483)
Core Plus
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(23)	$—	$—	$(23)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	(1)	—	(1)
Total Value—Liabilities		$(23)	$(1)	$—	$(24)
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(133)	$—	$—	$(133)
Forward contracts	Payable for forward foreign currency contracts	—	—	(2,339)	(2,339)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(165)	—	—	(165)
Over-the-counter swaps	Over-the-counter Swap contracts, at value(a)	(474)	—	—	(474)
Total Value—Liabilities		$(772)	$—	$(2,339)	$(3,111)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(29)	$—	$—	$(29)
Total Value—Liabilities		$(29)	$—	$—	$(29)
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(6,223)	$—	$(43)	$(6,266)
Forward contracts	Payable for forward foreign currency contracts	—	—	(21)	(21)
Total Value—Liabilities		$(6,223)	$—	$(64)	$(6,287)
Unconstrained Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(830)	$—	$—	$(830)
Forward contracts	Payable for forward foreign currency contracts	—	—	(4,066)	(4,066)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(35)	(1,215)	—	(1,250)
Total Value—Liabilities		$(865)	$(1,215)	$(4,066)	$(6,146)

(a)  "Centrally cleared swaps" and "Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or Over-the-counter swap contracts plus accrued interest as of April 30, 2018, which are reflected in the Statements of Assets and Liabilities under the captions "Receivable/Payable for accumulated variation margin on centrally cleared swap contracts" and "Over-the-counter swap contracts, at value", respectively.

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2018, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(593)	$—	$(287)	$(880)
Total Realized Gain/(Loss)		$(593)	$—	$(287)	$(880)
Core Plus
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(34)	$—	$(23)	$(57)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	(6)	15	—	9
Total Realized Gain/(Loss)		$(40)	$15	$(23)	$(48)
Emerging Markets Debt
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$179	$—	$—	$179
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	—	544	544
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	499	—	—	499
Total Realized Gain/(Loss)		$678	$—	$544	$1,222
Short Duration
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(164)	$—	$—	$(164)
Total Realized Gain/(Loss)		$(164)	$—	$—	$(164)
Strategic Income
Futures	Net realized gain (loss) on: expiration or closing of futures contracts	$15,800	$—	$(662)	$15,138
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	(2,577)	—	—	(2,577)
Swaps	Net realized gain (loss) on: expiration or closing of swap contracts	—	3,437	—	3,437
Total Realized Gain/(Loss)		$13,223	$3,437	$(662)	$15,998

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Unconstrained Bond
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$2,926	$—	$—	$2,926
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	(1,371)	—	—	(1,371)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	(30)	—	(30)
Total Realized Gain/(Loss)		$1,555	$(30)	$—	$1,525

(a)  Amount less than one thousand.

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$2	$—	$348	$350
Total Change in Appreciation/(Depreciation)		$2	$—	$348	$350
Core Plus
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$1	$—	$25	$26
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	(34)	44	—	10
Total Change in Appreciation/(Depreciation)		$(33)	$44	$25	$36
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(109)	$—	$—	$(109)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	423	423
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	(177)	(29)	—	(206)
Total Change in Appreciation/(Depreciation)		$(286)	$(29)	$423	$108

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$40	$—	$—	$40
Total change in Appreciation/(Depreciation)		$40	$—	$—	$40
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(2,486)	$—	$1,354	$(1,132)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	3,395	3,395
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	(945)	—	—	(945)
Total Change in Appreciation/(Depreciation)		$(3,431)	$—	$4,749	$1,318
Unconstrained Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(1,100)	$—	$—	$(1,100)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	46	46
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	7	(244)	—	(237)
Total Change in Appreciation/(Depreciation)		$(1,100)	$(244)	$46	$(1,291)

Management has concluded that the Funds, except Core Bond, Core Plus, Emerging Markets Debt, Short Duration, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the six months ended April 30, 2018, that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update ("ASU") 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only Emerging Markets Debt, Strategic Income and Unconstrained Bond at April 30, 2018. Emerging Markets Debt's, Strategic Income's and Unconstrained Bond's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present Emerging Markets Debt's, Strategic Income's and Unconstrained Bond's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by Emerging Markets Debt, Strategic Income and Unconstrained Bond for assets and pledged by Emerging Markets Debt, Strategic Income and Unconstrained Bond for liabilities as of April 30, 2018.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$605	$—	$605
Forward contracts	2,560	—	2,560
Total	$3,165	$—	$3,165
Strategic Income
Forward contracts	$3,416	$—	$3,416
Total	$3,416	$—	$3,416
Unconstrained Bond
Forward contracts	$4,807	$—	$4,807
Total	$4,807	$—	$4,807

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
Citibank, N.A.	$546	$(502)	$—	$44
Goldman Sachs International	1,234	(959)	(170)	105
JPMorgan Chase Bank, N.A.	1,142	(863)	(279)	—
Standard Chartered Bank	243	(243)	—	—
Total	$3,165	$(2,567)	$(449)	$149
Strategic Income
Goldman Sachs International	$2,676	$(12)	$—	$2,664
JPMorgan Chase Bank, N.A.	740	(9)	—	731
Total	$3,416	$(21)	$—	$3,395
Unconstrained Bond
Citibank, N.A.	$385	$(385)	$—	$—
Goldman Sachs International	618	(618)	—	—
JPMorgan Chase Bank, N.A.	368	(368)	—	—
Royal Bank of Canada	888	(706)	(182)	—
Societe Generale	799	(507)	—	292
Standard Chartered Bank	116	(116)	—	—
State Street Bank and Trust Company	1,633	(815)	—	818
Total	$4,807	$(3,515)	$(182)	$1,110

Description (000's omitted)	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$(474)	$—	$(474)
Forward contracts	(2,339)	—	(2,339)
Total	$(2,813)	$—	$(2,813)
Strategic Income
Forward contracts	$(21)	$—	$(21)
Total	$(21)	$—	$(21)
Unconstrained Bond
Forward contracts	$(4,066)	$—	$(4,066)
Total	$(4,066)	$—	$(4,066)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty (000's omitted)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
Citibank, N.A.	$(502)	$502	$—	$—
Goldman Sachs International	(959)	959	—	—
JPMorgan Chase Bank, N.A.	(863)	863	—	—
Standard Chartered Bank	(486)	243	—	(243)
State Street Bank and Trust Company	(3)	3	—	—
Total	$(2,813)	$2,570	$—	$(243)
Strategic Income
Goldman Sachs International	$(12)	$12	$—	$—
JPMorgan Chase Bank, N.A.	(9)	9	—	—
Total	$(21)	$21	$—	$—
Unconstrained Bond
Citibank, N.A.	$(712)	$385	$310	$(17)
Goldman Sachs International	(769)	618	70	(81)
JPMorgan Chase Bank, N.A.	(427)	368	—	(59)
Royal Bank of Canada	(706)	706	—	—
Societe Generale	(507)	507	—	—
Standard Chartered Bank	(130)	116	—	(14)
State Street Bank and Trust Company	(815)	815	—	—
Total	$(4,066)	$3,515	$380	$(171)

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2018, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of April 30, 2018.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: Neuberger Berman Income Funds and Management have obtained from the Securities and Exchange Commission ("SEC") an exemptive order that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds ("ETFs"), in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through April 30, 2018, Strategic Income invested in Emerging Markets Debt and Short Duration (collectively the "Underlying Funds") (see Note F).

For Strategic Income's investment in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the six months ended April 30, 2018, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2018, distributions from income received from the Underlying Fund on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the six months ended April 30, 2018, management fees waived under this Arrangement and distributions from income on Strategic Income's investments in the Underlying Funds were as follows:

	Management Fees Waived	Distributions from Income
Strategic Income	$36,901	$358,899

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-14 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of April 30, 2018, the value of unfunded loan commitments was approximately $250,000 and $141,000 for Floating Rate Income and Strategic Income, respectively, pursuant to the following loan agreements:

Floating Rate Income (000's omitted)
Borrower	Principal Amount	Value
Mitchell International, Inc., Term Loan DD, 3.25%, due 11/29/24	$79	$79
Pearl Intermediate Parent LLC, Term Loan DD, 1.00%, due 2/14/25	134	133
Trident TPI Holdings, Inc., Term Loan, due 10/17/24	38	38

Strategic Income (000's omitted)
Borrower	Principal Amount	Value
Mitchell International, Inc., Term Loan DD, 3.25%, due 11/29/24	$35	$35
Pearl Intermediate Parent LLC, Term Loan DD, 1.00%, due 2/14/25	60	59
Trident TPI Holdings, Inc., Term Loan, due 10/17/24	47	47

17  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2017, Strategic Income realized a net loss of $(310,903) on $16,064,021 of in-kind redemptions. There were no in-kind redemptions for any fund during the six months ended April 30, 2018.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond and New York Municipal Income:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Core Plus:
	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
For Floating Rate Income:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Intermediate Bond(a):
	0.23%	0.23%	0.225%	0.225%	0.20%	0.175%	0.15%
For Short Duration(b):
	0.20%	0.20%	0.20%	0.20%	0.20%	0.175%	0.15%
For Short Duration High Income and Unconstrained Bond:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Strategic Income(c)(d):
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.25% of the first $500 million prior to February 28, 2018.

(b)  0.25% of the first $500 million and 0.225% for the next $500 million prior to February 28, 2018.

(c)  0.40% after management fee waiver (see Note A).

(d)  0.55% prior to December 1, 2016.

Accordingly, for the six months ended April 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.25%
Municipal High Income	0.40%
Municipal Intermediate Bond	0.24%
New York Municipal Income	0.25%
Short Duration	0.23%
Strategic Income	0.40%

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.21% for each of Investor Class, Class A, Class C and Class R3; 0.44% for Trust Class of Short Duration; 0.34% for Trust Class of Strategic Income; 0.09% for Institutional Class and 0.02% for Class R6, each as a percentage of average daily net assets). Effective July 1, 2017, the administration fee is assess at the Class level and as such each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.08% for Class R6, each as a percentage of its average daily net assets. This did not result in an increase in any administration expense for any Fund or share class. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2018, there was no repayment to Management under these agreements.

At April 30, 2018, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2015		2016	2017		2018
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2018		2019	2020		2021
Core Bond Investor Class	0.85%		10/31/21	$37,780		$35,596	$29,581		$13,812
Core Bond Institutional Class	0.45%		10/31/21	343,782		382,027	302,617		152,205
Core Bond Class A	0.85%		10/31/21	49,871		35,829	16,842		6,683
Core Bond Class C	1.60%		10/31/21	4,844		5,463	2,798		950
Core Plus Institutional Class	0.45	%(b)	10/31/21	—		—	161,151	(c)	114,937
Core Plus Class A	0.82	%(b)	10/31/21	—		—	4,377	(c)	2,996
Core Plus Class C	1.57	%(b)	10/31/21	—		—	4,273	(c)	2,623
Core Plus Class R6	0.38	%(b)	10/31/21	—		—	42,429	(c)	26,118
Emerging Markets Debt Institutional Class	0.78	%(d)	10/31/21	322,766		373,165	347,032		234,606
Emerging Markets Debt Class A	1.15	%(d)	10/31/21	428		785	1,400		5,686
Emerging Markets Debt Class C	1.90	%(d)	10/31/21	455		870	499		612
Floating Rate Income Institutional Class	0.70%		10/31/21	431,280		466,719	400,905		218,581
Floating Rate Income Class A	1.07%		10/31/21	40,300		48,465	28,087		14,085
Floating Rate Income Class C	1.82%		10/31/21	44,243		56,490	28,361		13,432
High Income Investor Class	1.00%		10/31/21	—		—	—		—
High Income Institutional Class	0.75%		10/31/21	—		—	—		—
High Income Class A	1.12%		10/31/21	—		—	9,011		30,427
High Income Class C	1.87%		10/31/21	—		—	—		—
High Income Class R3	1.37%		10/31/21	—		—	—		—
High Income Class R6	0.68%		10/31/21	—		—	—		—
Municipal High Income Institutional Class	0.50	%(b)(e)	2/28/19	229,057	(f)	404,441	343,644		166,242
Municipal High Income Class A	0.87	%(b)(e)	2/28/19	21,622	(f)	13,157	2,162		887
Municipal High Income Class C	1.62	%(b)(e)	2/28/19	6,987	(f)	1,526	1,262		871
Municipal Intermediate Bond Investor Class	0.58	%(g)	10/31/21	31,785		30,651	17,913		8,071
Municipal Intermediate Bond Institutional Class	0.43	%(g)	10/31/21	212,056		227,929	150,041		77,451
Municipal Intermediate Bond Class A	0.80	%(g)	10/31/21	7,612		11,816	4,415		2,791
Municipal Intermediate Bond Class C	1.55	%(g)	10/31/21	3,580		4,967	3,184		1,260
New York Municipal Income Institutional Class	1.00%		10/31/21	—		—	—		—
Short Duration Investor Class	0.59	%(h)	10/31/21	170,610		148,552	99,584		50,518
Short Duration Trust Class	0.69	%(h)	10/31/21	19,213		15,145	10,328		5,306
Short Duration Institutional Class	0.39	%(h)	10/31/21	145,334		168,696	204,660		114,361
Short Duration Class A	0.76	%(h)	10/31/21	28,747		25,265	12,847		4,989
Short Duration Class C	1.51	%(h)	10/31/21	10,162		14,268	7,070		2,995
Short Duration High Income Institutional Class	0.75%		10/31/21	122,652		194,129	209,217		109,261
Short Duration High Income Class A	1.12%		10/31/21	2,821		5,114	6,750		2,932

				Expenses Reimbursed in Year Ended October 31,
				2015	2016	2017	2018
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2018	2019	2020	2021
Short Duration High Income Class C	1.87%		10/31/21	$357	$1,742	$2,485	$1,458
Strategic Income Trust Class	0.94	%(i)	10/31/21	17,108	9,298	9,016	4,007
Strategic Income Institutional Class	0.59	%(i)	10/31/21	342,222	287,082	305,847	197,421
Strategic Income Class A	0.99	%(i)	10/31/21	72,281	63,154	18,909	8,574
Strategic Income Class C	1.69	%(i)	10/31/21	105,407	93,893	66,990	28,844
Strategic Income Class R6	0.52	%(i)	10/31/21	53,205	51,475	40,217	28,824
Unconstrained Bond Institutional Class	0.65	%(j)	10/31/21	480,996	479,020	114,474	85,447
Unconstrained Bond Class A	1.02	%(j)	10/31/21	24,923	3,371	3,521	979
Unconstrained Bond Class C	1.77	%(j)	10/31/21	4,376	313	266	64
Unconstrained Bond Class R6	0.58	%(j)	10/31/21	23,926	58,338	329,830	102,221

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Municipal High Income from June 22, 2015 (Commencement of Operations) to June 24, 2015. For the period ended October 31, 2015, voluntary reimbursements for the Institutional Class, Class A and Class C of Municipal High Income amounted to $370, $36 and $67, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Core Plus on July 18, 2017 (Commencement of Operations). For the period ended October 31, 2017, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Core Plus amounted to $94, $4, $9 and $21, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above.

(c)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

(d)  Prior to February 28, 2017, the contractual expense limitation was 0.90% for Institutional Class, 1.27% for Class A and 2.02% for Class C.

(e)  From March 1, 2019 to October 31, 2021, the contractual expense limitation is 0.60%, 0.97% and 1.72% for the Institutional Class, Class A and Class C, respectively.

(f)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

(g)  Prior to February 28, 2018, the contractual expense limitation was 0.65% for Investor Class, 0.50% for Institutional Class, 0.87% for Class A and 1.62% for Class C.

(h)  Prior to February 28, 2018, the contractual expense limitation was 0.70% for Investor Class, 0.80% for Trust Class, 0.50% for Institutional Class, 0.87% for Class A and 1.62% for Class C.

(i)  Prior to December 1, 2016, the contractual expense limitation was 1.10% for Trust Class, 0.75% for Institutional Class, 1.15% for Class A, 1.85% for Class C and 0.68% for Class R6.

(j)  From November 1, 2014 to February 28, 2015, the contractual expense limitation was 0.85%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6, respectively.

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, is retained by Management to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or Management.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Core Plus Class A's, Emerging Markets Debt Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Core Plus Class C's, Emerging Markets Debt Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2018, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$37	$—	$—	$—
Core Bond Class C	—	40	—	—
Core Plus Class A	—	—	—	—
Core Plus Class C	—	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Emerging Markets Debt Class A	$186	$—	$—	$—
Emerging Markets Debt Class C	—	33	—	—
Floating Rate Income Class A	303	—	—	—
Floating Rate Income Class C	—	155	—	—
High Income Class A	332	—	—	—
High Income Class C	—	204	—	—
Municipal High Income Class A	381	—	—	—
Municipal High Income Class C	—	2,500	—	—
Municipal Intermediate Bond Class A	285	—	—	—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	—	—	—	—
Short Duration Class C	—	—	—	—
Short Duration High Income Class A	—	—	—	—
Short Duration High Income Class C	—	—	—	—
Strategic Income Class A	5,953	—	—	—
Strategic Income Class C	—	4,306	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding swaps, forward contracts and futures) for the six months ended April 30, 2018, were as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$392,600	$112,057	$368,581	$95,309
Core Plus	17,030	3,260	17,585	937
Emerging Markets Debt	—	105,675	—	131,484
Floating Rate Income	—	96,994	—	107,519
High Income	—	659,550	—	1,483,458
Municipal High Income	—	60,531	—	68,048
Municipal Intermediate Bond	—	136,765	—	125,200
New York Municipal Income	—	6,352	—	7,644
Short Duration	21,016	23,056	16,670	39,243
Short Duration High Income	—	17,199	—	68,336
Strategic Income	5,374,424	1,298,347	5,442,771	759,904
Unconstrained Bond	10,801	33,594	15,287	30,170

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2018 and for the year ended October 31, 2017 was as follows:

	For the Six Months Ended April 30, 2018					For the Year Ended October 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Core Bond:
Investor Class	52	11		(102)	(39)	164	28		(280)	(88)
Institutional Class	11,292	352		(7,944)	3,700	11,091	771		(9,505)	2,357
Class A	117	24		(238)	(97)	586	60		(930)	(284)
Class C	20	2		(69)	(47)	48	5		(200)	(147)
Core Plus:
Institutional Class	145	16		(16)	145	760	7		(7)	760 (a)
Class A	5	0	[z]	—	5	21	0	[z]	—	21 (a)
Class C	—	—		—	—	20	—		—	20 (a)
Class R6	—	—		—	—	200	—		—	200 (a)
Emerging Markets Debt:
Institutional Class	7,926	592		(10,172)	(1,654)	14,052	993		(1,081)	13,964
Class A	940	11		(5)	946	307	2		(282)	27
Class C	48	1		(35)	14	45	1		(16)	30
Floating Rate Income:
Institutional Class	9,973	608		(11,903)	(1,322)	25,631	1,124		(18,673)	8,082
Class A	484	26		(385)	125	1,566	55		(2,220)	(599)
Class C	29	19		(333)	(285)	264	37		(715)	(414)
High Income:
Investor Class	515	309		(1,624)	(800)	1,134	678		(4,511)	(2,699)
Institutional Class	19,438	3,782		(36,425)	(13,205)	63,838	9,164		(253,075)	(180,073)
Class A	2,253	141		(6,055)	(3,661)	7,411	407		(9,821)	(2,003)
Class C	29	31		(553)	(493)	103	79		(1,090)	(908)
Class R3	222	34		(186)	70	1,122	57		(537)	642
Class R6	5,726	3,572		(83,854)	(74,556)	112,180	4,750		(50,630)	66,300
Municipal High Income:
Institutional Class	856	164		(1,845)	(825)	2,642	412		(5,382)	(2,328)
Class A	37	0	[z]	(17)	20	19	2		(72)	(51)
Class C	17	1		(43)	(25)	55	1		(15)	41

	For the Six Months Ended April 30, 2018						For the Year Ended October 31, 2017
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Municipal Intermediate Bond:
Investor Class	45		13		(70)	(12)	42	27		(222)	(153)
Institutional Class	2,926		153		(1,394)	1,685	5,390	378		(3,026)	2,742
Class A	141		7		(135)	13	376	8		(655)	(271)
Class C	33		2		(30)	5	45	3		(123)	(75)
New York Municipal Income:
Institutional Class	4		39		(130)	(87)	23	106		(196)	(67)
Short Duration:
Investor Class	73		24		(268)	(171)	225	39		(853)	(589)
Trust Class	78		3		(44)	37	51	4		(95)	(40)
Institutional Class	3,063		73		(4,655)	(1,519)	7,552	116		(4,473)	3,195
Class A	392		1		(478)	(85)	182	3		(499)	(314)
Class C	3		1		(25)	(21)	46	1		(232)	(185)
Short Duration High Income:
Institutional Class	179		202		(5,623)	(5,242)	4,151	475		(3,912)	714
Class A	17		4		(132)	(111)	98	11		(199)	(90)
Class C	11		2		(22)	(9)	26	4		(39)	(9)
Strategic Income:
Trust Class	235		28		(498)	(235)	355	71		(1,135)	(709)
Institutional Class	47,152		2,887		(26,800)	23,239	87,590	4,144		(38,632)	53,102
Class A	3,114		254		(4,705)	(1,337)	8,018	574		(17,532)	(8,940)
Class C	928		137		(1,885)	(820)	1,749	273		(5,174)	(3,152)
Class R6	1,970		552		(722)	1,800	11,842	741		(3,361)	9,222
Unconstrained Bond:
Institutional Class	970		49		(1,491)	(472)	4,553	29		(226)	4,356
Class A	0	[z]	0	[z]	(5)	(5)	1	1		(21)	(19)
Class C	0	[z]	0	[z]	(1)	(1)	—	0	[z]	—	0 [z]
Class R6	124		62		(49)	137	137	86		(25)	198

(a)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

z  Amount less than one thousand.

Note E—Line of Credit:

At April 30, 2018, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility for any Fund at April 30, 2018.

During the period ended April 30, 2018, none of the Funds utilized the Credit Facility.

Note F—Investments in Affiliates(a):

	Balance of Shares Held October 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2018	Value April 30, 2018	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain (Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Strategic Income:
Emerging Markets Debt Institutional Class	9,086,791	73,096	9,159,887	—	$—	$321,383	$(5,122,201)	$1,355,183
Short Duration Institutional Class	2,571,930	7,921	2,579,851	—	—	37,516	(128,702)	51,426
Total for affiliates not held as of April 30, 2018(c)					$—	$358,899	$(5,250,903)	$1,406,609

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

(c)  At April 30, 2018, the issuers of these companies were no longer held by the Fund.

Other: At April 30, 2018, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.12% and 0.30%, respectively, of the outstanding shares of Floating Rate Income. At April 30, 2018, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.04% and 0.08%, respectively, of the outstanding shares of High Income. At April 30, 2018, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.43% and 0.59%, respectively, of the outstanding shares of Emerging Markets Debt.

In addition, at April 30, 2018, affiliated investors owned 0.02%, 0.06%, 0.09%, 86.88% and 0.10% of the outstanding shares of Emerging Markets Debt, Municipal High Income, Short Duration High Income, Core Plus and Unconstrained Bond, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to certain Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended October 31, 2017.

	Expenses Refunded	Interest Paid to the Funds
High Income	$63,791	$4,294
New York Municipal Income	967	5

Note H—Legal Matters:

On June 1, 2015, High Income was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date (the "Prepetition Transfer") and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfer"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfer (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. On November 17, 2016, all claims against High Income relating to the Prepetition Transfer were dismissed from the action. On May 5, 2017, the Bankruptcy Court concluded the evidentiary portion of a trial on certain legal issues with respect to the defendants' right to the Postpetition Transfer. On September 26, 2017, the Bankruptcy Court issued its decision (a) the representative list of fixtures that still secure the term loan; and (b) the valuation of those fixtures. The Bankruptcy Court held that 33 of the 40 assets at issue were fixtures and that the majority of the assets should be valued on a going concern basis. The Motors Liquidation Company Avoidance Action Trust sought leave to appeal portions of the decision on October 10, 2017. The parties have agreed to attend mediation beginning in December 2017 in an attempt to resolve the dispute and the mediation is still ongoing. During 2009, High Income received pay downs from GM in connection with the term loan totaling approximately $5.9 million. High Income cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund's net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. High Income will incur legal expenses associated with the defense of the lawsuit.

Note I—Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

Note J—Subsequent Event:

On June 13, 2018, shareholders of the New York Municipal Income Fund (the "NY Muni Fund") approved a change to its fundamental policy to no longer require that the NY Muni Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes. The NY Muni Fund will continue to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and securities the interest on which may be a tax preference item for purposes of the federal alternative minimum tax. In connection with the change to the fundamental policy, effective as of June 16, 2018, the NY Muni Fund changed its name to Neuberger Berman Municipal Impact Fund and no longer invests 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes. Also in connection with this change, and as previously approved by the NY Muni Fund's Board, the NY Muni Fund changed its principal investment strategies to invest mainly in securities of municipal issuers that finance projects that support beneficial environmental and social outcomes in U.S. communities, targeting positive impact alongside a financial return. The NY Muni Fund currently invests in securities that are deemed investment grade at the time of investment; in connection with this change, the NY Muni Fund may invest in securities that are investment grade or non-investment grade. In addition, the total annual operating expenses for Institutional Class shares of the NY Muni Fund, which was 0.92% of average net assets, is capped at 0.43% of average net assets (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) also effective as of June 16, 2018.

Note K—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

This page has been left blank intentionally

Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2018 (Unaudited)	$10.31	$0.11	@	$(0.29)	$(0.18)	$(0.12)	$—	$—	$(0.12)
10/31/2017	$10.54	$0.20	@	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.37	$0.21	@	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.50	$0.22	@	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.35	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.04	$0.16	@	$(0.39)	$(0.23)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
Institutional Class
4/30/2018 (Unaudited)	$10.34	$0.13	@	$(0.30)	$(0.17)	$(0.14)	$—	$—	$(0.14)
10/31/2017	$10.57	$0.24	@	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
10/31/2016	$10.39	$0.25	@	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
10/31/2015	$10.52	$0.26	@	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2014	$10.37	$0.26	@	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
10/31/2013	$11.06	$0.20	@	$(0.39)	$(0.19)	$(0.20)	$(0.28)	$(0.02)	$(0.50)
Class A
4/30/2018 (Unaudited)	$10.30	$0.11	@	$(0.29)	$(0.18)	$(0.12)	$—	$—	$(0.12)
10/31/2017	$10.53	$0.20	@	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.35	$0.21	@	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.49	$0.22	@	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.34	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.02	$0.16	@	$(0.38)	$(0.22)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
Class C
4/30/2018 (Unaudited)	$10.31	$0.07	@	$(0.29)	$(0.22)	$(0.08)	$—	$—	$(0.08)
10/31/2017	$10.54	$0.13	@	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)
10/31/2016	$10.36	$0.13	@	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2015	$10.50	$0.14	@	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
10/31/2014	$10.35	$0.14	@	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2013	$11.03	$0.08	@	$(0.38)	$(0.30)	$(0.08)	$(0.28)	$(0.02)	$(0.38)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2018 (Unaudited)	$—	$10.01	(1.75	)%[b]*	$10.2	1.12%**	0.86%**	2.19%**	69	%[c]*
10/31/2017	$—	$10.31	0.54%[b]		$11.0	1.13%	0.86%	1.97%	175%[c]
10/31/2016	$—	$10.54	4.16%[b]		$12.1	1.15%	0.86%	2.00%	148%[c]
10/31/2015	$—	$10.37	1.28%		$12.5	1.14%	0.85%	2.08%	125%[c]
10/31/2014	$0.00	$10.50	3.74%[d]		$13.7	1.13%	0.85%	2.10%	142%[c]
10/31/2013	$—	$10.35	(2.11)%		$13.5	1.10%	0.85%	1.51%	139%[c]
Institutional Class
4/30/2018 (Unaudited)	$—	$10.03	(1.65	)%[b]*	$365.1	0.54%**	0.46%**	2.60%**	69	%[c]*
10/31/2017	$—	$10.34	0.95%[b]		$338.0	0.55%	0.46%	2.37%	175%[c]
10/31/2016	$—	$10.57	4.67%[b]		$320.6	0.59%	0.46%	2.40%	148%[c]
10/31/2015	$—	$10.39	1.69%		$240.3	0.61%	0.45%	2.49%	125%[c]
10/31/2014	$0.00	$10.52	4.16%[d]		$169.0	0.63%	0.45%	2.49%	142%[c]
10/31/2013	$—	$10.37	(1.71)%		$165.9	0.61%	0.45%	1.90%	139%[c]
Class A
4/30/2018 (Unaudited)	$—	$10.00	(1.76	)%[b]*	$20.8	0.92%**	0.86%**	2.19%**	69	%[c]*
10/31/2017	$—	$10.30	0.54%[b]		$22.4	0.93%	0.86%	1.96%	175%[c]
10/31/2016	$—	$10.53	4.26%[b]		$25.9	0.98%	0.86%	2.01%	148%[c]
10/31/2015	$—	$10.35	1.18%		$30.5	1.00%	0.85%	2.08%	125%[c]
10/31/2014	$0.00	$10.49	3.75%[d]		$31.9	1.02%	0.85%	2.10%	142%[c]
10/31/2013	$—	$10.34	(2.03)%		$30.1	1.04%	0.85%	1.49%	139%[c]
Class C
4/30/2018 (Unaudited)	$—	$10.01	(2.12	)%[b]*	$2.7	1.67%**	1.61%**	1.44%**	69	%[c]*
10/31/2017	$—	$10.31	(0.21)%[b]		$3.3	1.68%	1.61%	1.22%	175%[c]
10/31/2016	$—	$10.54	3.49%[b]		$4.9	1.72%	1.61%	1.25%	148%[c]
10/31/2015	$—	$10.36	0.43%		$3.4	1.75%	1.60%	1.33%	125%[c]
10/31/2014	$0.00	$10.50	2.97%[d]		$3.5	1.77%	1.60%	1.34%	142%[c]
10/31/2013	$—	$10.35	(2.76)%		$5.0	1.75%	1.60%	0.75%	139%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Plus Fund
Institutional Class
4/30/2018 (Unaudited)	$9.97	$0.14	@	$(0.35)	$(0.21)	$(0.18)	$—	$—	$(0.18)
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.07	@	$(0.01)	$0.06	$(0.09)	$—	$—	$(0.09)
Class A
4/30/2018 (Unaudited)	$9.97	$0.12	@	$(0.34)	$(0.22)	$(0.16)	$—	$—	$(0.16)
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.06	@	$(0.01)	$0.05	$(0.08)	$—	$—	$(0.08)
Class C
4/30/2018 (Unaudited)	$9.97	$0.09	@	$(0.34)	$(0.25)	$(0.13)	$—	$—	$(0.13)
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.04	@	$(0.01)	$0.03	$(0.06)	$—	$—	$(0.06)
Class R6
4/30/2018 (Unaudited)	$9.97	$0.14	@	$(0.35)	$(0.21)	$(0.18)	$—	$—	$(0.18)
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.08	@	$(0.02)	$0.06	$(0.09)	$—	$—	$(0.09)
Emerging Markets Debt Fund
Institutional Class
4/30/2018 (Unaudited)	$9.02	$0.24	@	$(0.02)	$0.22	$(0.24)	$—	$—	$(0.24)
10/31/2017	$8.90	$0.48	@	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
10/31/2016	$8.41	$0.51	@	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
10/31/2015	$9.94	$0.48	@	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
10/31/2014	$10.20	$0.51	@	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.04	@	$0.20	$0.24	$(0.04)	$—	$—	$(0.04)
Class A
4/30/2018 (Unaudited)	$9.01	$0.21	@	$(0.01)	$0.20	$(0.22)	$—	$—	$(0.22)
10/31/2017	$8.90	$0.46	@	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
10/31/2016	$8.41	$0.47	@	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
10/31/2015	$9.94	$0.45	@	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
10/31/2014	$10.20	$0.47	@	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Core Plus Fund
Institutional Class
4/30/2018 (Unaudited)	$—	$9.58	(2.13	)%*	$8.7	3.11	%**	0.46	%**	2.89	%**	50	%[c]*
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.63	%*	$7.6	5.59	%‡**	0.45	%‡**	2.52	%‡**	51	%[c]*
Class A
4/30/2018 (Unaudited)	$—	$9.59	(2.21	)%*	$0.2	3.44	%**	0.83	%**	2.54	%**	50	%[c]*
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.52	%*	$0.2	5.99	%‡**	0.81	%‡**	2.15	%‡**	51	%[c]*
Class C
4/30/2018 (Unaudited)	$—	$9.59	(2.57	)%*	$0.2	4.28	%**	1.58	%**	1.77	%**	50	%[c]*
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.31	%*	$0.2	6.76	%‡**	1.56	%‡**	1.41	%‡**	51	%[c]*
Class R6
4/30/2018 (Unaudited)	$—	$9.58	(2.09	)%*	$1.9	3.06	%**	0.39	%**	2.96	%**	50	%[c]*
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.65	%*	$2.0	5.52	%‡**	0.38	%‡**	2.58	%‡**	51	%[c]*
Emerging Markets Debt Fund
Institutional Class
4/30/2018 (Unaudited)	$—	$9.00	2.41	%*	$232.3	1.00	%**	0.79	%**	5.22	%**	52	%*
10/31/2017	$—	$9.02	6.77%		$247.7	1.02%		0.81%		5.41%		64%
10/31/2016	$—	$8.90	12.17%		$120.2	1.21%		0.91%		5.92%		80%
10/31/2015	$0.00	$8.41	(10.64)%[e]		$168.7	1.07%		0.90%		5.35%		100%
10/31/2014	$0.00	$9.94	2.98%[d]		$197.6	1.11%		0.90%		5.06%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.36	%*	$87.2	1.64	%‡**	0.80	%‡**	3.60	%‡**	5	%*
Class A
4/30/2018 (Unaudited)	$—	$8.99	2.22	%*	$8.9	1.42	%**	1.16	%**	4.68	%**	52	%*
10/31/2017	$—	$9.01	6.26%		$0.4	1.42%		1.16%		5.04%		64%
10/31/2016	$—	$8.90	11.76%		$0.1	1.73%		1.28%		5.56%		80%
10/31/2015	$0.00	$8.41	(10.96)%[e]		$0.2	1.53%		1.27%		5.04%		100%
10/31/2014	$0.00	$9.94	2.61%[d]		$0.1	1.74%		1.27%		4.68%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.32	%*	$0.0	42.54	%‡**	1.13	%‡**	3.28	%‡**	5	%*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Debt Fund (cont'd)
Class C
4/30/2018 (Unaudited)	$9.01	$0.18	@	$(0.01)	$0.17	$(0.19)	$—	$—	$(0.19)
10/31/2017	$8.90	$0.38	@	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)
10/31/2016	$8.41	$0.41	@	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)
10/31/2015	$9.94	$0.38	@	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
10/31/2014	$10.20	$0.39	@	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
Floating Rate Income Fund
Institutional Class
4/30/2018 (Unaudited)	$9.94	$0.20	@	$(0.02)	$0.18	$(0.20)	$—	$—	$(0.20)
10/31/2017	$9.90	$0.36	@	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
10/31/2016	$9.86	$0.39	@	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
10/31/2015	$10.11	$0.40	@	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.29	$0.38	@	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)
10/31/2013	$10.22	$0.42	@	$0.08	$0.50	$(0.43)	$—	$—	$(0.43)
Class A
4/30/2018 (Unaudited)	$9.94	$0.19	@	$(0.02)	$0.17	$(0.19)	$—	$—	$(0.19)
10/31/2017	$9.90	$0.32	@	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)
10/31/2016	$9.85	$0.35	@	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)
10/31/2015	$10.11	$0.36	@	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.29	$0.35	@	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
10/31/2013	$10.22	$0.38	@	$0.08	$0.46	$(0.39)	$—	$—	$(0.39)
Class C
4/30/2018 (Unaudited)	$9.94	$0.15	@	$(0.02)	$0.13	$(0.15)	$—	$—	$(0.15)
10/31/2017	$9.90	$0.25	@	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
10/31/2016	$9.86	$0.28	@	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
10/31/2015	$10.11	$0.29	@	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.29	$0.27	@	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
10/31/2013	$10.22	$0.29	@	$0.09	$0.38	$(0.31)	$—	$—	$(0.31)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Debt Fund (cont'd)
Class C
4/30/2018 (Unaudited)	$—	$8.99	1.85%*	$0.7	2.14	%**	1.91	%**	4.07	%**	52%*
10/31/2017	$—	$9.01	5.47%	$0.5	2.13%		1.90%		4.31%		64%
10/31/2016	$—	$8.90	10.93%	$0.3	2.36%		2.03%		4.80%		80%
10/31/2015	$0.00	$8.41	(11.64)%[e]	$0.3	2.21%		2.02%		4.23%		100%
10/31/2014	$0.00	$9.94	1.83%[d]	$0.2	2.45%		2.02%		3.89%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.26%*	$0.0	43.10	%‡**	1.79	%‡**	2.60	%‡**	5%*
Floating Rate Income Fund
Institutional Class
4/30/2018 (Unaudited)	$—	$9.92	1.87%*	$322.0	0.84	%**	0.70	%**	4.14	%**	28%*
10/31/2017	$—	$9.94	4.14%	$335.8	0.82%		0.70%		3.67%		76%
10/31/2016	$—	$9.90	4.52%	$254.4	0.92%		0.70%		4.01%		64%
10/31/2015	$—	$9.86	1.48%	$294.0	0.84%		0.70%		3.96%		44%
10/31/2014	$0.00	$10.11	2.01%[d]	$358.6	0.78%		0.70%		3.75%		77%
10/31/2013	$—	$10.29	4.96%	$430.7	0.81%		0.70%		4.06%		78%
Class A
4/30/2018 (Unaudited)	$—	$9.92	1.68%*	$18.6	1.23	%**	1.07	%**	3.77	%**	28%*
10/31/2017	$—	$9.94	3.76%	$17.4	1.21%		1.07%		3.27%		76%
10/31/2016	$—	$9.90	4.24%	$23.3	1.31%		1.07%		3.65%		64%
10/31/2015	$—	$9.85	1.00%	$21.1	1.22%		1.07%		3.61%		44%
10/31/2014	$0.00	$10.11	1.64%[d]	$34.8	1.16%		1.07%		3.39%		77%
10/31/2013	$—	$10.29	4.57%	$74.7	1.18%		1.07%		3.66%		78%
Class C
4/30/2018 (Unaudited)	$—	$9.92	1.30%*	$17.8	1.97	%**	1.82	%**	3.02	%**	28%*
10/31/2017	$—	$9.94	2.99%	$20.6	1.95%		1.82%		2.53%		76%
10/31/2016	$—	$9.90	3.36%	$24.6	2.05%		1.82%		2.91%		64%
10/31/2015	$—	$9.86	0.35%	$27.2	1.96%		1.82%		2.86%		44%
10/31/2014	$0.00	$10.11	0.88%[d]	$37.4	1.91%		1.82%		2.64%		77%
10/31/2013	$—	$10.29	3.78%	$51.8	1.93%		1.82%		2.85%		78%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund
Investor Class
4/30/2018 (Unaudited)	$8.79	$0.23	@	$(0.31)	$(0.08)	$(0.23)	$—	$—	$(0.23)
10/31/2017	$8.68	$0.47	@	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
10/31/2016	$8.50	$0.46	@	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)
10/31/2015	$9.28	$0.48	@	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
10/31/2014	$9.63	$0.51	@	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
10/31/2013	$9.46	$0.55	@	$0.28	$0.83	$(0.55)	$(0.11)	$—	$(0.66)
Institutional Class
4/30/2018 (Unaudited)	$8.80	$0.23	@	$(0.31)	$(0.08)	$(0.23)	$—	$—	$(0.23)
10/31/2017	$8.70	$0.48	@	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
10/31/2016	$8.51	$0.48	@	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.52	@	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)
10/31/2013	$9.48	$0.57	@	$0.27	$0.84	$(0.57)	$(0.11)	$—	$(0.68)
Class A
4/30/2018 (Unaudited)	$8.79	$0.21	@	$(0.31)	$(0.10)	$(0.21)	$—	$—	$(0.21)
10/31/2017	$8.68	$0.44	@	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
10/31/2016	$8.50	$0.44	@	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
10/31/2015	$9.28	$0.47	@	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
10/31/2014	$9.63	$0.48	@	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
10/31/2013	$9.46	$0.53	@	$0.28	$0.81	$(0.53)	$(0.11)	$—	$(0.64)
Class C
4/30/2018 (Unaudited)	$8.81	$0.19	@	$(0.32)	$(0.13)	$(0.19)	$—	$—	$(0.19)
10/31/2017	$8.70	$0.38	@	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
10/31/2016	$8.51	$0.38	@	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)
10/31/2015	$9.29	$0.40	@	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
10/31/2014	$9.64	$0.41	@	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
10/31/2013	$9.48	$0.46	@	$0.27	$0.73	$(0.46)	$(0.11)	$—	$(0.57)
Class R3
4/30/2018 (Unaudited)	$8.80	$0.21	@	$(0.31)	$(0.10)	$(0.21)	$—	$—	$(0.21)
10/31/2017	$8.69	$0.42	@	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)
10/31/2016	$8.50	$0.42	@	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)
10/31/2015	$9.28	$0.44	@	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
10/31/2014	$9.63	$0.46	@	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
10/31/2013	$9.47	$0.50	@	$0.28	$0.78	$(0.51)	$(0.11)	$—	$(0.62)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
High Income Bond Fund
Investor Class
4/30/2018 (Unaudited)	$—	$8.48	(0.96	)%[b]*	$101.9	0.85%**	0.85	%**	5.30	%**	25%*
10/31/2017	$—	$8.79	6.84	%bg	$112.7	0.84%	0.80%[f]		5.38	%f	62%
10/31/2016	$—	$8.68	7.90%[b]		$134.8	0.83%	0.83%		5.54%		72%
10/31/2015	$—	$8.50	(2.61)%		$182.1	0.83%	0.83%		5.42%		54%
10/31/2014	$0.00	$9.28	4.24%[d]		$266.4	0.83%	0.83%		5.35%		60%
10/31/2013	$—	$9.63	9.10%		$311.5	0.84%	0.84%		5.80%		80%
Institutional Class
4/30/2018 (Unaudited)	$—	$8.49	(0.87	)%[b]*	$1,353.5	0.69%**	0.69	%**	5.46	%**	25%*
10/31/2017	$—	$8.80	6.82	%bg	$1,519.4	0.70%	0.70%[f]		5.49	%f	62%
10/31/2016	$—	$8.70	8.17%[b]		$3,067.9	0.69%	0.69%		5.67%		72%
10/31/2015	$—	$8.51	(2.46)%		$2,056.5	0.69%	0.69%		5.56%		54%
10/31/2014	$0.00	$9.29	4.38%[d]		$2,120.4	0.69%	0.69%		5.48%		60%
10/31/2013	$—	$9.64	9.14%		$1,949.6	0.69%	0.69%		5.94%		80%
Class A
4/30/2018 (Unaudited)	$—	$8.48	(1.09	)%[b]*	$43.1	1.23%**	1.12	%**	5.00	%**	25%*
10/31/2017	$—	$8.79	6.49	%bg	$76.8	1.14%	1.12%[f]		5.05	%f	62%
10/31/2016	$—	$8.68	7.65%[b]		$93.3	1.07%	1.07%		5.30%		72%
10/31/2015	$—	$8.50	(2.86)%		$102.1	1.08%	1.08%		5.18%		54%
10/31/2014	$0.00	$9.28	3.98%[d]		$313.0	1.08%	1.08%		5.10%		60%
10/31/2013	$—	$9.63	8.83%		$395.6	1.09%	1.09%		5.56%		80%
Class C
4/30/2018 (Unaudited)	$—	$8.49	(1.54	)%[b]*	$18.6	1.82%**	1.82	%**	4.33	%**	25%*
10/31/2017	$—	$8.81	5.77	%bg	$23.6	1.81%	1.81%[f]		4.38	%f	62%
10/31/2016	$—	$8.70	6.98%[b]		$31.2	1.81%	1.81%		4.57%		72%
10/31/2015	$—	$8.51	(3.55)%		$40.7	1.81%	1.81%		4.45%		54%
10/31/2014	$0.00	$9.29	3.21%[d]		$57.1	1.82%	1.82%		4.36%		60%
10/31/2013	$—	$9.64	7.91%		$60.0	1.83%	1.83%		4.82%		80%
Class R3
4/30/2018 (Unaudited)	$—	$8.49	(1.20	)%[b]*	$12.5	1.35%**	1.35	%**	4.80	%**	25%*
10/31/2017	$—	$8.80	6.20	%bg	$12.3	1.37%	1.37	%§f	4.81	%f	62%
10/31/2016	$—	$8.69	7.48%[b]		$6.6	1.41%	1.37%		4.99%		72%
10/31/2015	$—	$8.50	(3.08)%		$7.5	1.32%	1.32%		4.93%		54%
10/31/2014	$0.00	$9.28	3.73%[d]		$9.6	1.31%	1.31%		4.87%		60%
10/31/2013	$—	$9.63	8.46%		$10.9	1.32%	1.32%		5.30%		80%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class R6
4/30/2018 (Unaudited)	$8.81	$0.24	@	$(0.32)	$(0.08)	$(0.24)	$—	$—	$(0.24)
10/31/2017	$8.70	$0.49	@	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
10/31/2016	$8.51	$0.48	@	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.53	@	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)
Period from 3/15/2013^ to 10/31/2013	$9.59	$0.36	@	$0.05	$0.41	$(0.36)	$—	$—	$(0.36)
Municipal High Income Fund
Institutional Class
4/30/2018 (Unaudited)	$10.20	$0.18	@	$(0.10)	$0.08	$(0.18)	$—	$—	$(0.18)
10/31/2017	$10.42	$0.36	@	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
10/31/2016	$10.10	$0.35	@	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	@	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)
Class A
4/30/2018 (Unaudited)	$10.20	$0.16	@	$(0.10)	$0.06	$(0.16)	$—	$—	$(0.16)
10/31/2017	$10.42	$0.32	@	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
10/31/2016	$10.11	$0.30	@	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	@	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)
Class C
4/30/2018 (Unaudited)	$10.21	$0.12	@	$(0.11)	$0.01	$(0.12)	$—	$—	$(0.12)
10/31/2017	$10.42	$0.24	@	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$10.10	$0.23	@	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	@	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class R6
4/30/2018 (Unaudited)	$—	$8.49	(0.96	)%[b]*	$816.6	0.64	%**	0.64	%**	5.48	%**	25%*
10/31/2017	$—	$8.81	7.03	%bg	$1,503.1	0.61%		0.61%[f]		5.56%[f]		62%
10/31/2016	$—	$8.70	8.26%[b]		$908.2	0.61%		0.61%		5.75%		72%
10/31/2015	$—	$8.51	(2.39)%		$805.9	0.61%		0.61%		5.64%		54%
10/31/2014	$0.00	$9.29	4.46%[d]		$761.2	0.61%		0.61%		5.55%		60%
Period from 3/15/2013^ to 10/31/2013	$—	$9.64	4.34	%*	$535.0	0.62	%**	0.62	%**	5.95	%**	80%^^
Municipal High Income Fund
Institutional Class
4/30/2018 (Unaudited)	$—	$10.10	0.80	%*	$86.8	0.86	%**	0.50	%**	3.56	%**	65%*
10/31/2017	$—	$10.20	2.24%		$96.1	0.86%		0.50%		3.53%		107%
10/31/2016	$—	$10.42	6.70%		$122.4	0.93%		0.50%		3.36%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27	%*	$22.9	2.34	%‡**	0.50	%‡**	3.64	%‡**	37%*
Class A
4/30/2018 (Unaudited)	$—	$10.10	0.61	%*	$0.5	1.37	%**	0.87	%**	3.23	%**	65%*
10/31/2017	$—	$10.20	1.87%		$0.3	1.40%		0.87%		3.20%		107%
10/31/2016	$—	$10.42	6.21%		$0.8	1.47%		0.87%		2.90%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24	%*	$5.0	2.94	%‡**	0.86	%‡**	3.41	%‡**	37%*
Class C
4/30/2018 (Unaudited)	$—	$10.10	0.14	%*	$0.5	1.99	%**	1.62	%**	2.45	%**	65%*
10/31/2017	$—	$10.21	1.20%		$0.7	1.99%		1.62%		2.41%		107%
10/31/2016	$—	$10.42	5.52%		$0.3	2.15%		1.62%		2.21%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87	%*	$0.5	4.28	%‡**	1.58	%‡**	2.38	%‡**	37%*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund
Investor Class
4/30/2018 (Unaudited)	$11.81	$0.12	@	$(0.26)	$(0.14)	$(0.12)	$(0.04)	$—	$(0.16)
10/31/2017	$11.97	$0.23	@	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2016	$11.86	$0.23	@	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)
10/31/2015	$11.92	$0.26	@	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
10/31/2014	$11.58	$0.27	@	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)
10/31/2013	$12.07	$0.26	@	$(0.41)	$(0.15)	$(0.26)	$(0.08)	$—	$(0.34)
Institutional Class
4/30/2018 (Unaudited)	$11.80	$0.13	@	$(0.26)	$(0.13)	$(0.13)	$(0.04)	$—	$(0.17)
10/31/2017	$11.96	$0.25	@	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$11.85	$0.25	@	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)
10/31/2015	$11.91	$0.28	@	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
10/31/2014	$11.57	$0.29	@	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
10/31/2013	$12.06	$0.27	@	$(0.41)	$(0.14)	$(0.27)	$(0.08)	$—	$(0.35)
Class A
4/30/2018 (Unaudited)	$11.79	$0.11	@	$(0.26)	$(0.15)	$(0.11)	$(0.04)	$—	$(0.15)
10/31/2017	$11.96	$0.20	@	$(0.09)	$0.11	$(0.20)	$(0.08)	$(0.00)	$(0.28)
10/31/2016	$11.84	$0.21	@	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
10/31/2015	$11.91	$0.24	@	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)
10/31/2014	$11.57	$0.24	@	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2013	$12.06	$0.23	@	$(0.41)	$(0.18)	$(0.23)	$(0.08)	$—	$(0.31)
Class C
4/30/2018 (Unaudited)	$11.80	$0.07	@	$(0.26)	$(0.19)	$(0.07)	$(0.04)	$—	$(0.11)
10/31/2017	$11.96	$0.11	@	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
10/31/2016	$11.84	$0.12	@	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2015	$11.91	$0.15	@	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2014	$11.57	$0.16	@	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
10/31/2013	$12.06	$0.14	@	$(0.41)	$(0.27)	$(0.14)	$(0.08)	$—	$(0.22)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund
Investor Class
4/30/2018 (Unaudited)	$—	$11.51	(1.17)%*	$13.3	0.75%**	0.63%**	2.12%**	55%*
10/31/2017	$—	$11.81	1.28%	$13.8	0.78%	0.65%	1.94%	71%
10/31/2016	$—	$11.97	3.09%	$15.8	0.84%	0.65%	1.95%	44%
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%	0.65%	2.21%	22%
10/31/2014	$—	$11.92	5.98%	$17.4	0.85%	0.65%	2.30%	47%
10/31/2013	$—	$11.58	(1.30)%	$18.8	0.83%	0.65%	2.18%	57%
Institutional Class
4/30/2018 (Unaudited)	$—	$11.50	(1.10)%*	$214.4	0.55%**	0.48%**	2.28%**	55%*
10/31/2017	$—	$11.80	1.43%	$200.1	0.58%	0.50%	2.10%	71%
10/31/2016	$—	$11.96	3.24%	$170.1	0.65%	0.50%	2.10%	44%
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%	0.50%	2.36%	22%
10/31/2014	$—	$11.91	6.14%	$135.3	0.67%	0.50%	2.45%	47%
10/31/2013	$—	$11.57	(1.15)%	$132.0	0.67%	0.50%	2.34%	57%
Class A
4/30/2018 (Unaudited)	$—	$11.49	(1.28)%*	$6.7	0.93%**	0.85%**	1.90%**	55%*
10/31/2017	$—	$11.79	0.96%	$6.7	0.96%	0.87%	1.72%	71%
10/31/2016	$—	$11.96	2.95%	$10.1	1.03%	0.87%	1.70%	44%
10/31/2015	$—	$11.84	1.51%	$3.7	1.04%	0.87%	2.00%	22%
10/31/2014	$—	$11.91	5.75%	$8.9	1.07%	0.87%	2.07%	47%
10/31/2013	$—	$11.57	(1.52)%	$5.0	1.06%	0.87%	1.96%	57%
Class C
4/30/2018 (Unaudited)	$—	$11.50	(1.65)%*	$3.2	1.68%**	1.60%**	1.15%**	55%*
10/31/2017	$—	$11.80	0.30%	$3.2	1.71%	1.62%	0.97%	71%
10/31/2016	$—	$11.96	2.18%	$4.1	1.78%	1.62%	0.96%	44%
10/31/2015	$—	$11.84	0.76%	$2.2	1.80%	1.62%	1.24%	22%
10/31/2014	$—	$11.91	4.96%	$1.5	1.88%	1.62%	1.33%	47%
10/31/2013	$—	$11.57	(2.25)%	$1.5	1.86%	1.62%	1.21%	57%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
New York Municipal Income Fund
Institutional ClassØØ
4/30/2018 (Unaudited)	$17.32	$0.19	@	$(0.47)	$(0.28)	$(0.19)	$(0.03)	$—	$(0.22)
10/31/2017	$17.76	$0.39	@	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
10/31/2016	$17.60	$0.39	@	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
10/31/2015	$17.72	$0.43	@	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)
10/31/2014	$17.14	$0.42	@	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Period from 3/1/2013ß to 10/31/2013	$17.80	$0.31	@	$(0.66)	$(0.35)	$(0.31)	$—	$—	$(0.31)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
Short Duration Bond Fund
Investor Class
4/30/2018 (Unaudited)	$7.79	$0.05	@	$(0.09)	$(0.04)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.86	$0.07	@	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
10/31/2016	$7.87	$0.06	@	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)
10/31/2015	$7.92	$0.01	@	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2014	$7.98	$0.07	@	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
10/31/2013	$8.02	$0.05	@	$0.03	$0.08	$(0.12)	$—	$—	$(0.12)
Trust Class
4/30/2018 (Unaudited)	$7.43	$0.04	@	$(0.09)	$(0.05)	$(0.06)	$—	$—	$(0.06)
10/31/2017	$7.49	$0.06	@	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
10/31/2016	$7.50	$0.04	@	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
10/31/2015	$7.55	$0.00	@	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.06	@	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)
10/31/2013	$7.65	$0.04	@	$0.02	$0.06	$(0.11)	$—	$—	$(0.11)
Institutional Class
4/30/2018 (Unaudited)	$7.79	$0.06	@	$(0.11)	$(0.05)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.85	$0.09	@	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)
10/31/2016	$7.87	$0.07	@	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)
10/31/2015	$7.92	$0.03	@	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)
10/31/2014	$7.97	$0.08	@	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
10/31/2013	$8.02	$0.07	@	$0.02	$0.09	$(0.14)	$—	$—	$(0.14)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
New York Municipal Income Fund
Institutional ClassØØ
4/30/2018 (Unaudited)	$—	$16.82	(1.63	)%*	$56.4	0.99%**	0.99%**	2.25%**	11%*
10/31/2017	$—	$17.32	0.84%[g]		$59.5	0.92%	0.92%[f]	2.24%[f]	46%
10/31/2016	$—	$17.76	3.38%		$62.3	0.96%	0.96%	2.19%	28%
10/31/2015	$—	$17.60	1.99%		$63.6	0.89%	0.89%	2.42%	17%
10/31/2014	$—	$17.72	6.15%		$67.7	0.87%	0.87%	2.44%	53%
Period from 3/1/2013ß to 10/31/2013	$—	$17.14	(1.98	)%*	$68.3	0.86%**	0.86%**	2.64%**	52%*
2/28/2013	$—	$17.80	2.01%		$36.2	1.06%	1.06%	1.71%	28%
Short Duration Bond Fund
Investor Class
4/30/2018 (Unaudited)	$—	$7.68	(0.55	)%[b]*	$22.4	1.11%**	0.67%**	1.31%**	56%*
10/31/2017	$—	$7.79	0.41%[b]		$24.0	1.10%	0.70%	0.88%	107%
10/31/2016	$—	$7.86	0.98%[b]		$28.9	1.21%	0.70%	0.70%	104%
10/31/2015	$—	$7.87	0.44%		$29.9	1.27%	0.70%	0.13%	75%
10/31/2014	$0.00	$7.92	0.52%[d]		$30.7	1.20%	0.70%	0.85%	71%
10/31/2013	$—	$7.98	1.03%		$32.8	1.19%	0.70%	0.67%	86%
Trust Class
4/30/2018 (Unaudited)	$—	$7.32	(0.67	)%[b]*	$2.5	1.23%**	0.77%**	1.22%**	56%*
10/31/2017	$—	$7.43	0.40%[b]		$2.3	1.23%	0.80%	0.78%	107%
10/31/2016	$—	$7.49	0.88%[b]		$2.6	1.36%	0.80%	0.60%	104%
10/31/2015	$—	$7.50	0.30%		$3.0	1.43%	0.80%	0.03%	75%
10/31/2014	$0.00	$7.55	0.52%[d]		$3.3	1.35%	0.80%	0.76%	71%
10/31/2013	$—	$7.60	0.77%		$4.0	1.35%	0.80%	0.57%	86%
Institutional Class
4/30/2018 (Unaudited)	$—	$7.67	(0.58	)%[b]*	$60.1	0.85%**	0.47%**	1.52%**	56%*
10/31/2017	$—	$7.79	0.74%[b]		$72.8	0.84%	0.50%	1.10%	107%
10/31/2016	$—	$7.85	1.06%[b]		$48.3	0.99%	0.50%	0.91%	104%
10/31/2015	$—	$7.87	0.64%		$30.3	1.04%	0.50%	0.32%	75%
10/31/2014	$0.00	$7.92	0.85%[d]		$28.5	1.00%	0.50%	1.04%	71%
10/31/2013	$—	$7.97	1.11%		$18.1	0.98%	0.50%	0.87%	86%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Class A
4/30/2018 (Unaudited)	$7.42	$0.04	@	$(0.08)	$(0.04)	$(0.06)	$—	$—	$(0.06)
10/31/2017	$7.49	$0.05	@	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
10/31/2016	$7.49	$0.04	@	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
10/31/2015	$7.55	$0.00	@	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.05	@	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2013	$7.64	$0.04	@	$0.02	$0.06	$(0.10)	$—	$—	$(0.10)
Class C
4/30/2018 (Unaudited)	$7.42	$0.01	@	$(0.08)	$(0.07)	$(0.03)	$—	$—	$(0.03)
10/31/2017	$7.49	$(0.00	)@	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)
10/31/2016	$7.50	$(0.02	)@	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)
10/31/2015	$7.55	$(0.06	)@	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
10/31/2014	$7.61	$(0.00	)@	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)
10/31/2013	$7.65	$(0.02	)@	$0.03	$0.01	$(0.05)	$—	$—	$(0.05)
Short Duration High Income Fund
Institutional Class
4/30/2018 (Unaudited)	$9.75	$0.20	@	$(0.22)	$(0.02)	$(0.20)	$—	$—	$(0.20)
10/31/2017	$9.69	$0.41	@	$0.06	$0.47	$(0.41)	$—	$—	$(0.41)
10/31/2016	$9.63	$0.40	@	$0.06	$0.46	$(0.40)	$—	$—	$(0.40)
10/31/2015	$10.05	$0.40	@	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.18	$0.40	@	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
10/31/2013	$10.01	$0.42	@	$0.22	$0.64	$(0.44)	$(0.03)	$—	$(0.47)
Class A
4/30/2018 (Unaudited)	$9.76	$0.19	@	$(0.22)	$(0.03)	$(0.19)	$—	$—	$(0.19)
10/31/2017	$9.70	$0.38	@	$0.05	$0.43	$(0.37)	$—	$—	$(0.37)
10/31/2016	$9.63	$0.36	@	$0.07	$0.43	$(0.36)	$—	$—	$(0.36)
10/31/2015	$10.05	$0.36	@	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.19	$0.36	@	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
10/31/2013	$10.01	$0.37	@	$0.24	$0.61	$(0.40)	$(0.03)	$—	$(0.43)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Class A
4/30/2018 (Unaudited)	$—	$7.32	(0.57	)%[b]*	$1.8	1.25%**	0.85%**	1.10%**	56%*
10/31/2017	$—	$7.42	0.20%[b]		$2.5	1.24%	0.87%	0.69%	107%
10/31/2016	$—	$7.49	0.94%[b]		$4.9	1.36%	0.87%	0.54%	104%
10/31/2015	$—	$7.49	0.10%		$4.1	1.41%	0.87%	(0.03)%	75%
10/31/2014	$0.00	$7.55	0.45%[d]		$6.7	1.36%	0.87%	0.66%	71%
10/31/2013	$—	$7.60	0.83%		$6.3	1.37%	0.87%	0.50%	86%
Class C
4/30/2018 (Unaudited)	$—	$7.32	(0.94	)%[b]*	$1.4	2.00%**	1.59%**	0.39%**	56%*
10/31/2017	$—	$7.42	(0.55)%[b]		$1.6	1.99%	1.62%	(0.06)%	107%
10/31/2016	$—	$7.49	0.05%[b]		$3.0	2.11%	1.62%	(0.20)%	104%
10/31/2015	$—	$7.50	(0.49)%		$2.0	2.17%	1.62%	(0.79)%	75%
10/31/2014	$0.00	$7.55	(0.43)%[d]		$2.0	2.12%	1.62%	(0.05)%	71%
10/31/2013	$—	$7.61	0.08%		$2.2	2.13%	1.62%	(0.24)%	86%
Short Duration High Income Fund
Institutional Class
4/30/2018 (Unaudited)	$—	$9.53	(0.16	)%*	$62.1	1.00%**	0.76%**	4.26%**	19%*
10/31/2017	$—	$9.75	4.94%		$114.7	0.94%	0.75%	4.20%	84%
10/31/2016	$—	$9.69	4.92%		$107.0	0.87%	0.75%	4.20%	51%
10/31/2015	$—	$9.63	(0.22)%		$235.0	0.81%	0.75%	4.05%	45%
10/31/2014	$0.00	$10.05	2.81%[d]		$214.9	0.85%	0.75%	3.95%	49%
10/31/2013	$—	$10.18	6.51%		$102.9	1.18%	0.75%	4.16%	53%
Class A
4/30/2018 (Unaudited)	$—	$9.54	(0.34	)%*	$1.5	1.40%**	1.13%**	3.88%**	19%*
10/31/2017	$—	$9.76	4.55%		$2.6	1.35%	1.12%	3.86%	84%
10/31/2016	$—	$9.70	4.64%		$3.4	1.30%	1.12%	3.82%	51%
10/31/2015	$—	$9.63	(0.59)%		$2.8	1.21%	1.12%	3.68%	45%
10/31/2014	$0.00	$10.05	2.34%[d]		$3.6	1.24%	1.12%	3.57%	49%
10/31/2013	$—	$10.19	6.21%		$1.2	1.74%	1.12%	3.73%	53%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund (cont'd)
Class C
4/30/2018 (Unaudited)	$9.75	$0.15	@	$(0.22)	$(0.07)	$(0.15)	$—	$—	$(0.15)
10/31/2017	$9.69	$0.30	@	$0.06	$0.36	$(0.30)	$—	$—	$(0.30)
10/31/2016	$9.63	$0.29	@	$0.06	$0.35	$(0.29)	$—	$—	$(0.29)
10/31/2015	$10.05	$0.29	@	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.19	$0.29	@	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
10/31/2013	$10.01	$0.30	@	$0.24	$0.54	$(0.33)	$(0.03)	$—	$(0.36)
Strategic Income Fund
Trust Class
4/30/2018 (Unaudited)	$11.15	$0.17	@	$(0.24)	$(0.07)	$(0.19)	$—	$—	$(0.19)
10/31/2017	$11.06	$0.33	@	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.79	$0.32	@	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.32	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.18	$0.38	@	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.67	$0.36	@	$(0.23)	$0.13	$(0.39)	$(0.23)	$—	$(0.62)
Institutional Class
4/30/2018 (Unaudited)	$11.16	$0.20	@	$(0.26)	$(0.06)	$(0.21)	$—	$—	$(0.21)
10/31/2017	$11.07	$0.37	@	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2016	$10.79	$0.36	@	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2015	$11.32	$0.36	@	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
10/31/2014	$11.19	$0.41	@	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
10/31/2013	$11.67	$0.40	@	$(0.22)	$0.18	$(0.43)	$(0.23)	$—	$(0.66)
Class A
4/30/2018 (Unaudited)	$11.17	$0.17	@	$(0.25)	$(0.08)	$(0.19)	$—	$—	$(0.19)
10/31/2017	$11.08	$0.33	@	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.80	$0.32	@	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.33	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.19	$0.37	@	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.68	$0.36	@	$(0.24)	$0.12	$(0.38)	$(0.23)	$—	$(0.61)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration High Income Fund (cont'd)
Class C
4/30/2018 (Unaudited)	$—	$9.53	(0.71	)%*	$1.0	2.14%**	1.88%**	3.16%**	19	%*
10/31/2017	$—	$9.75	3.78%		$1.1	2.09%	1.87%	3.10%	84%
10/31/2016	$—	$9.69	3.77%		$1.2	2.05%	1.87%	3.10%	51%
10/31/2015	$—	$9.63	(1.33)%		$0.3	1.99%	1.87%	2.93%	45%
10/31/2014	$0.00	$10.05	1.57%[d]		$0.4	2.03%	1.87%	2.83%	49%
10/31/2013	$—	$10.19	5.43%		$0.2	3.80%	1.87%	3.03%	53%
Strategic Income Fund
Trust Class
4/30/2018 (Unaudited)	$—	$10.89	(0.63	)%[b]*	$17.0	0.99%**	0.94%**	3.18%**	72	%[c]*
10/31/2017	$—	$11.15	4.09%[b]		$20.0	1.00%	0.94%	3.03%	136%[c]
10/31/2016	$—	$11.06	5.91%		$27.7	1.14%	1.09%	2.99%	141%[c]
10/31/2015	$—	$10.79	(1.03)%[b]		$53.1	1.14%	1.06%	2.90%	103%[c]
10/31/2014	$0.00	$11.32	4.95%[d]		$49.4	1.15%	1.05%	3.33%	124%[c]
10/31/2013	$—	$11.18	1.07%		$43.8	1.18%	1.10%	3.22%	161%[c]
Institutional Class
4/30/2018 (Unaudited)	$—	$10.89	(0.55	)%[b]*	$2,245.7	0.62%**	0.59%**	3.57%**	72	%[c]*
10/31/2017	$—	$11.16	4.45%[b]		$2,041.0	0.63%	0.59%	3.37%	136%[c]
10/31/2016	$—	$11.07	6.38%		$1,436.8	0.78%	0.74%	3.33%	141%[c]
10/31/2015	$—	$10.79	(0.69)%[b]		$1,355.2	0.78%	0.71%	3.25%	103%[c]
10/31/2014	$0.00	$11.32	5.22%[d]		$1,043.0	0.80%	0.70%	3.66%	124%[c]
10/31/2013	$—	$11.19	1.52%		$739.1	0.81%	0.75%	3.57%	161%[c]
Class A
4/30/2018 (Unaudited)	$—	$10.90	(0.74	)%[b]*	$173.9	1.01%**	0.99%**	3.14%**	72	%[c]*
10/31/2017	$—	$11.17	4.03%[b]		$193.1	1.02%	1.00%	2.98%	136%[c]
10/31/2016	$—	$11.08	5.95%		$290.5	1.18%	1.14%	2.96%	141%[c]
10/31/2015	$—	$10.80	(1.08)%[b]		$360.8	1.17%	1.11%	2.84%	103%[c]
10/31/2014	$0.00	$11.33	4.89%[d]		$310.3	1.19%	1.10%	3.28%	124%[c]
10/31/2013	$—	$11.19	1.02%		$311.8	1.21%	1.15%	3.14%	161%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class C
4/30/2018 (Unaudited)	$11.15	$0.13	@	$(0.24)	$(0.11)	$(0.15)	$—	$—	$(0.15)
10/31/2017	$11.06	$0.25	@	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2016	$10.79	$0.24	@	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2015	$11.32	$0.24	@	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
10/31/2014	$11.19	$0.29	@	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)
10/31/2013	$11.67	$0.28	@	$(0.23)	$0.05	$(0.30)	$(0.23)	$—	$(0.53)
Class R6
4/30/2018 (Unaudited)	$11.15	$0.20	@	$(0.26)	$(0.06)	$(0.21)	$—	$—	$(0.21)
10/31/2017	$11.06	$0.38	@	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2016	$10.79	$0.37	@	$0.30	$0.67	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2015	$11.32	$0.37	@	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
10/31/2014	$11.18	$0.42	@	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)
Period from 3/15/2013^ to 10/31/2013	$11.44	$0.26	@	$(0.25)	$0.01	$(0.27)	$—	$—	$(0.27)
Unconstrained Bond Fund
Institutional Class
4/30/2018 (Unaudited)	$9.41	$0.13	@	$0.04	$0.17	$(0.10)	$—	$—	$(0.10)
10/31/2017	$9.18	$0.23	@	$0.14	$0.37	$(0.10)	$—	$(0.04)	$(0.14)
10/31/2016	$9.38	$0.27	@	$(0.20)	$0.07	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.27	@	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
4/30/2018 (Unaudited)	$9.41	$0.12	@	$0.00	$0.12	$(0.08)	$—	$—	$(0.08)
10/31/2017	$9.17	$0.20	@	$0.15	$0.35	$(0.07)	$—	$(0.04)	$(0.11)
10/31/2016	$9.37	$0.22	@	$(0.19)	$0.03	$—	$—	$(0.23)	$(0.23)
10/31/2015	$9.89	$0.26	@	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	@	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class C
4/30/2018 (Unaudited)	$—	$10.89	(1.00	)%[b]*	$137.7	1.74	%**	1.69	%**	2.44	%**	72	%[c]*
10/31/2017	$—	$11.15	3.31%[b]		$150.2	1.75%		1.69%		2.28%		136%[c]
10/31/2016	$—	$11.06	5.13%		$183.9	1.91%		1.84%		2.45%		141%[c]
10/31/2015	$—	$10.79	(1.77)%[b]		$202.9	1.91%		1.81%		2.14%		103%[c]
10/31/2014	$0.00	$11.32	4.07%[d]		$184.5	1.93%		1.80%		2.58%		124%[c]
10/31/2013	$—	$11.19	0.40%		$191.7	1.94%		1.85%		2.45%		161%[c]
Class R6
4/30/2018 (Unaudited)	$—	$10.88	(0.52	)%[b]*	$323.2	0.55	%**	0.52	%**	3.63	%**	72	%[c]*
10/31/2017	$—	$11.15	4.52%[b]		$311.0	0.56%		0.52%		3.43%		136%[c]
10/31/2016	$—	$11.06	6.36%		$206.5	0.71%		0.67%		3.43%		141%[c]
10/31/2015	$—	$10.79	(0.62)%[b]		$230.9	0.71%		0.64%		3.32%		103%[c]
10/31/2014	$0.00	$11.32	5.39%[d]		$149.4	0.72%		0.63%		3.69%		124%[c]
Period from 3/15/2013^ to 10/31/2013	$—	$11.18	0.09	%*	$17.5	0.77	%**	0.68	%**	3.70	%**	161	%^^c
Unconstrained Bond Fund
Institutional Class
4/30/2018 (Unaudited)	$—	$9.48	1.82	%*	$41.6	1.06	%**	0.68	%**	2.83	%**	38	%[c]*
10/31/2017	$—	$9.41	4.05%		$45.8	1.30%		0.68%		2.48%		73%[c]
10/31/2016	$—	$9.18	0.79%		$4.7	1.24%		0.66%		3.01%		50%[c]
10/31/2015	$—	$9.38	(2.28)%		$189.1	1.27%		0.67%		2.80%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.88	%*	$23.1	2.22	%‡**	0.84	%‡**	2.94	%‡**	118	%*
Class A
4/30/2018 (Unaudited)	$—	$9.45	1.31	%*	$0.4	1.51	%**	1.05	%**	2.46	%**	38	%[c]*
10/31/2017	$—	$9.41	3.78%		$0.5	1.78%		1.06%		2.13%		73%[c]
10/31/2016	$—	$9.17	0.41%		$0.6	1.61%		1.03%		2.48%		50%[c]
10/31/2015	$—	$9.37	(2.74)%		$0.1	1.76%		1.14%		2.73%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.61	%*	$7.1	2.62	%‡**	1.20	%‡**	2.57	%‡**	118	%*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Unconstrained Bond Fund (cont'd)
Class C
4/30/2018 (Unaudited)	$9.42	$0.08	@	$0.03	$0.11	$(0.05)	$—	$—	$(0.05)
10/31/2017	$9.18	$0.13	@	$0.15	$0.28	$(0.00)	$—	$(0.04)	$(0.04)
10/31/2016	$9.38	$0.17	@	$(0.20)	$(0.03)	$—	$—	$(0.17)	$(0.17)
10/31/2015	$9.89	$0.19	@	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	@	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
4/30/2018 (Unaudited)	$9.42	$0.14	@	$0.02	$0.16	$(0.10)	$—	$—	$(0.10)
10/31/2017	$9.19	$0.24	@	$0.14	$0.38	$(0.11)	$—	$(0.04)	$(0.15)
10/31/2016	$9.38	$0.25	@	$(0.17)	$0.08	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.31	@	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Unconstrained Bond Fund (cont'd)
Class C
4/30/2018 (Unaudited)	$—	$9.48	1.15%*	$0.0	2.31	%**	1.80	%**	1.76	%**	38	%[c]*
10/31/2017	$—	$9.42	3.02%	$0.0	2.56%		1.81%		1.38%		73%[c]
10/31/2016	$—	$9.18	(0.34)%	$0.0	2.40%		1.78%		1.86%		50%[c]
10/31/2015	$—	$9.38	(3.36)%	$0.2	2.50%		1.87%		1.96%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.09%*	$1.0	3.56	%‡**	1.93	%‡**	1.84	%‡**	118	%*
Class R6
4/30/2018 (Unaudited)	$—	$9.48	1.75%*	$54.4	0.99	%**	0.61	%**	2.93	%**	38	%[c]*
10/31/2017	$—	$9.42	4.12%	$52.8	1.26%		0.62%		2.57%		73%[c]
10/31/2016	$—	$9.19	0.97%	$49.7	1.13%		0.59%		2.66%		50%[c]
10/31/2015	$—	$9.38	(2.21)%	$0.2	1.32%		0.70%		3.19%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.92%*	$7.1	2.18	%‡**	0.77	%‡**	3.00	%‡**	118	%*

Notes to Financial Highlights (Unaudited)

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds did not receive the Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements.

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

ØØ  Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income thereafter.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

Year Ended October 31, 2017
High Income Class R3	1.35%

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2013 for High Income and Strategic Income (Class R6).

ß  New York Municipal Income's fiscal year end changed from February 28 to October 31.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total returns for the six months ended April 30, 2018. The class action proceeds received in 2017, 2016 and 2015 had no impact on the Fund's total returns for the years ended October 31, 2017, 2016 and 2015, respectively.

Notes to Financial Highlights (Unaudited) (cont'd)

c  The portfolio turnover rates including mortgage dollar roll transactions were 114%, 269%, 222%, 240%, 307% and 346% for the six months ended April 30, 2018 and for the years ended October 31, 2017, 2016, 2015, 2014, and 2013, respectively, for Core Bond, 144% and 104% for the six months ended April 30, 2018 and for the period ended October 31, 2017, respectively for Core Plus, 185%, 352%, 363%, 357%, 365% and 384% for the six months ended April 30, 2018 and for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively, for Strategic Income and 48%, 88%, 65% and 86% for the six months ended April 30, 2018 and for the years ended October 31, 2017, 2016 and 2015, respectively, for Unconstrained Bond.

d  The voluntary contribution received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

e  The voluntary contribution received in 2015 had no impact on the Fund's total returns for the year ended October 31, 2015.

f  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets
	Year Ended October 31, 2017
High Income Bond Investor Class	0.84%	5.34%
High Income Bond Institutional Class	0.70%	5.49%
High Income Bond Class A	1.14%	5.05%
High Income Bond Class C	1.81%	4.38%
High Income Bond Class R3	1.37%	4.81%
High Income Bond Class R6	0.61%	5.56%
New York Municipal Income Institutional Class	0.92%	2.23%

g  The Custodian Out-of-Pocket Expenses Refunded listed in Note G of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2017.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent(a)

DST Asset Manager Solutions Inc.
30 Dan Road
Canton, MA 02021

For Investor Class Shareholders
Address correspondence(b) to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

(a)  430 West 7th Street, Suite 21989
Kansas City, MO 64105-1407
Effective 9/1/18

(b)  PO Box 219189
Kansas City, MO 64121-9189
Effective 9/1/18

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Neuberger Berman Core Plus Fund: Initial Consideration of the Management Agreement

Prior to approving the management agreement with Neuberger Berman Investment Advisers LLC ("Management") (the "Agreement") with respect to Neuberger Berman Core Plus Fund (the "Fund"), the Board of Trustees (the "Board") of Neuberger Berman Income Funds (the "Trust"), including the Trustees who are not "interested persons" of Management (including its affiliates) or of the Trust ("Independent Fund Trustees"), evaluated the Agreement. Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the Agreement that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust, including reports on investment performance, oversight of portfolio risk, and other relevant information for those series. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding contracts. The Board has also established other committees that focus throughout the year on specific areas relevant to contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of a contract review process.

The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of management and advisory agreements. During the course of their deliberations regarding their review of the Agreement, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management; (2) the expected costs of the services to be provided by Management; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board. This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

The Board also considered the manner in which Management addressed various matters that have arisen in the past, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context.

With respect to the overall fairness of the Agreement, the Board considered the fee structures proposed for the Fund under the Agreement for the four classes of shares to be registered initially as compared to a peer group of funds having comparable investment programs, but most of which had net assets of between $500 million and $20 billion. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and total expense ratio for those classes to the peer group of comparable funds and determined that the total expenses projected for three of the four classes were below the median relative to the peer group and one of the four classes was above the median relative to the peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the fee structure was reasonable in part based on the nature of the Fund and its investment strategy, in part based on the proposed contractual limit on expenses of each class of the Fund and in part based on the observation that the Fund was priced to scale — that is, the projected expense ratios for most of the classes compared well to those of much larger funds. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 1.877.628.2583. An investor should consider a Fund's investment objectives, risks, fees and expenses, which are described in its prospectus, before investing.

H0314 06/18

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and

President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:             /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:            /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 6, 2018

By:            /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 6, 2018